Exhibit 10.25

Third Amendment and Restatement
Agreement - TLA Senior Funding Agreement
Details

Interpretation – definitions are at the end of the General Terms

Parties	Parent, Initial Borrowers, and Facility Agent

Parent	Name	Burns, Philp & Company Limited (ABN 65 000 000 359)

Initial Borrowers	Name	The entities listed in schedule 1

Facility Agent	Name	Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712) on behalf of itself and each Subscriber

Recitals	1.	The Parent, the Initial Borrowers, the Facility Agent and others executed the Original Document.

	2.	The parties to this document intend to amend and restate the Original Document on and from the Effective Date.

Effective Date (clause 5)	The date of this agreement.

Original Document (clause 5)	TLA Senior Funding Agreement dated 16 January 2003 between Burns, Philp & Company Limited (ABN 65 000 000 359), the entities listed in Schedule 1 to that document, Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712), BOS International (Australia) Limited (ABN 23 066 601 250), Credit Agricole Indosuez Australia Limited (ABN 32 002 540 409), Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712) and the financial institutions listed in schedule 2 to that document as amended and restated on 21 February 2003 and 4 March 2003.

Governing law	New South Wales.

Date of Amending Agreement	See Signing page

© Mallesons Stephen Jaques	Third Amendment and Restatement Agreement - TLA Senior Funding Agreement 10 November 2003

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Third Amendment and Restatement
Agreement - TLA Senior Funding Agreement
General terms

1	Amendments

As and from the Effective Date, the Original Document is amended and restated as set out in the copy of the Original Document attached as Annexure A to this agreement.

2	Confirmation and acknowledgement

2.1	Confirmation

Each party confirms that, other than as provided for in clause 1 (“Amendments”), the Original Document remains in full force and effect.

2.2	Transaction Document

The parties acknowledge that this agreement is a New Transaction Document.

3	General

Clause 16 (“Notices”), clause 17 (“Amendments and Waiver”) and clause 18 (“General”) of the Original Document apply mutatis mutandis to this agreement as if they were fully set out in this agreement.

4	Governing law

This agreement is governed by the law in force in the place specified in the Details and each party submits to the non-exclusive jurisdiction of the courts of that place.

5	Interpretation

5.1	Definitions

These meanings apply mutatis mutandis unless the contrary intention appears:

Effective Date means the date so described in the “Details” section of this agreement.

Original Document means the document so described in the “Details” section of this agreement.

© Mallesons Stephen Jaques	Third Amendment and Restatement Agreement - TLA Senior Funding Agreement 10 November 2003

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5.2	Interpretation

Terms defined in the Original Document have the same meaning in this agreement.

EXECUTED as an agreement.

© Mallesons Stephen Jaques	Third Amendment and Restatement Agreement - TLA Senior Funding Agreement 10 November 2003

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SCHEDULE 1
INITIAL BORROWERS

Jurisdiction of
Name of Borrower	Address	incorporation
Burns Philp Treasury (Australia) Limited ACN 003 731 986	Level 23 56 Pitt Street SYDNEY NSW 2000 AUSTRALIA	Australia

Burns Philp Inc. (Fed 10#22-272392)	c/- The Corporation Trust Company County of New Castle 1209 Orange Street WILMINGTON DE 19801 UNITED STATES OF AMERICA	USA

Burns Philp (New Zealand) Limited (AK 112484)	54 Ponsonby Road AUCKLAND NEW ZEALAND	New Zealand

Burns Philp Food Limited	31 Arlie Street Lasalle QUEBEC H8R1Z8 CANADA	Canada

BPC1 Pty Limited ACN 101 665 918	Level 23 56 Pitt Street SYDNEY NSW 2000 AUSTRALIA	Australia

Burns Philp Deutschland GmbH (Reg No. HRB 65911)	Wandsbeker Zollstrasse 59 22041 HAMBURG GERMANY	Germany

4

Signing page

DATED: 2003

SIGNED for BURNS, PHILP & COMPANY LIMITED under power of attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

INITIAL BORROWERS

SIGNED for BURNS PHILP TREASURY (AUSTRALIA) LIMITED under power of attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BURNS PHILP DEUTSCHLAND GmbH under power of attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

© Mallesons Stephen Jaques	Third Amendment and Restatement Agreement - TLA Senior Funding Agreement 10 November 2003

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SIGNED for BURNS PHILP INC. under power of attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BURNS PHILP (NEW ZEALAND) LIMITED under power of attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BURNS PHILP FOOD LIMITED under power of attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

© Mallesons Stephen Jaques	Third Amendment and Restatement Agreement - TLA Senior Funding Agreement 10 November 2003

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SIGNED for BPC1 PTY LIMITED under power of attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

FACILITY AGENT (on behalf of itself and each Subscriber)

SIGNED for CREDIT SUISSE FIRST BOSTON, MELBOURNE BRANCH by its authorised signatories in the presence of:

Signature of authorised signatory

Signature of witness	Name

Name	Signature of authorised signatory

Name

© Mallesons Stephen Jaques	Third Amendment and Restatement Agreement - TLA Senior Funding Agreement 10 November 2003

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Annexure A

© Mallesons Stephen Jaques	Third Amendment and Restatement Agreement - TLA Senior Funding Agreement 10 November 2003

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MALLESONS STEPHEN JAQUES

Third Amendment and
Restatement Agreement -
TLA Senior Funding
Agreement

Dated

Burns, Philp & Company Limited (ABN 65 000 000 359)
The entities listed in schedule 1
Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712)

Mallesons Stephen Jaques
Level 28
Rialto
525 Collins Street
Melbourne Vic 3000
T +61 3 9643 4000
F +61 3 9643 5999
Email mel@mallesons.com
DX 101 Melbourne
www.mallesons.com
6340711_7

Third Amendment and Restatement
Agreement - TLA Senior Funding Agreement
Contents

Details		1
General terms		2
1	AMENDMENTS	2
2	CONFIRMATION AND ACKNOWLEDGEMENT	2
2.1	Confirmation	2
2.2	Transaction Document	2
3	GENERAL	2
4	GOVERNING LAW	2
5	INTERPRETATION	2
5.1	Definitions	2
5.2	Interpretation	3
Signing page		5
Annexure A		8

© Mallesons Stephen Jaques	Third Amendment and Restatement Agreement - TLA Senior Funding Agreement 10 November 2003

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MALLESONS STEPHEN JAQUES

TLA Senior Funding Agreement

Dated 16 January 2003

Burns, Philp & Company Limited (ABN 65 000 000 359)
The entities listed in schedule 1
Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712)
BOS International (Australia) Limited (ABN 23 066 601 250)
Credit Agricole Indosuez Australia Limited (ABN 32 002 540 409)
Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712)
The financial institutions listed in schedule 2

Mallesons Stephen Jaques
Level 28
Rialto
525 Collins Street
Melbourne Vic 3000
T +61 3 9643 4000
F +61 3 9643 5999
Email mel@mallesons.com
DX 101 Melbourne
www.mallesons.com
6336410_12

CONTENTS

1.	INTERPRETATION		1
	1.1	Definitions	1
	1.2	Rules for interpreting this document, the Facility Agreements and Debenture Trust Deed	34
	1.3	Business Days	35
	1.4	Subscriber Affiliates	35
	1.5	Rights and obligations of the Subscribers and the Facility Agent	36
	1.6	Parent to represent Group Parties	37
	1.7	Changes in GAAP	37
2.	CONDITIONS PRECEDENT TO ALL FACILITIES		37
	2.1	Conditions precedent	37
	2.2	Prepositioning of funds for the first drawdown	37
3.	PAYMENTS		38
	3.1	How payments must be made	38
	3.2	Facility Agent must distribute receipts	38
	3.3	Facility Agent only obliged to distribute actual receipts	38
	3.4	Effect of payment to Facility Agent	39
	3.5	Application of money	39
	3.6	Deductions and withholdings by Group Parties	40
	3.7	Deductions and withholdings by or affecting the Facility Agent or a Subscriber	40
	3.8	Currency of payments	41
	3.9	Currency indemnity	41
	3.10	Repayment following exchange rate fluctuations	41
	3.11	Default interest	42
	3.12	Group Parties to notify the Facility Agent of payments	43
	3.13	Representation by the Subscribers	43
4.	REPRESENTATIONS AND WARRANTIES		43
	4.1	Legal representations and warranties	43
	4.2	Additional representations and warranties by the Parent	45
	4.3	US specific representations and warranties	47
	4.4	Repetition of representations and warranties	48
	4.5	Reliance on representations and warranties	49
	4.6	No representations to the Group Parties	49
	4.7	Acknowledgment of foreign currency risks	49
5.	UNDERTAKINGS		49
	5.1	General undertakings	49
	5.2	Reports and information	52
	5.3	Negative undertakings	54

	5.4	Financial undertakings	60
	5.5	Hedging arrangements	62
	5.6	New Group Security Providers	63
	5.7	Introduction of a new Borrower	65
	5.8	Excluded Subsidiaries	66
	5.9	Underwriters' fees	66
	5.10	Facility Agent's fee and expenses	67
	5.11	Negotiation of bilateral facilities	67
	5.12	Offer Undertakings	67
	5.13	Supplemental Securities	69
6.	DELETED		69
7.	ASSET DISPOSALS AND ACQUISITIONS		69
	7.1	Permitted asset disposals outside Group Members	69
	7.2	Permitted asset disposals to Group Members	71
	7.3	Permitted business acquisitions	71
	7.4	Investment Account	73
	7.5	Application of Repayment Amounts	75
8.	DEFAULT		75
	8.1	Events of Default	75
	8.2	Consequences of an Event of Default	78
	8.3	Review Event	78
	8.4	High Yield Note Indenture	79
9.	INCREASED COSTS AND CHANGE OF LAW		79
	9.1	Increased costs	79
	9.2	Indirect cost, reduction or payment	81
	9.3	Notice of change of law	81
	9.4	Termination and prepayment after change of law	81
10.	INDEMNITIES		82
	10.1	General indemnity	82
	10.2	GST	83
	10.3	Waiver processing fee	83
	10.4	General costs	83
11.	FACILITY AGENT		84
	11.1	Appointment of Facility Agent	84
	11.2	Nature of relationship	84
	11.3	Instructions from Majority of Subscribers	84
	11.4	Information to Subscribers	85
	11.5	Events of Default	85
	11.6	Performance of obligations of Facility Agent	86
	11.7	Facility Agent may rely on certain matters	86

ii

	11.8	Facility Agent may assume certain matters	87
	11.9	Offices of Subscribers	87
	11.10	Identity of Subscribers	87
	11.11	Facility Agent not responsible for monitoring	87
	11.12	Disclosure of information concerning the Group	88
	11.13	Group not concerned with authority of Facility Agent	88
	11.14	Receipts and business activities of Facility Agent	88
	11.15	Facility Agent as Subscriber	88
	11.16	Protection of Facility Agent	88
	11.17	Facility Agent indemnified by Subscribers	89
	11.18	Change of Facility Agent	89
	11.19	Dealings with Facility Agent	90
	11.20	Facility Agent may instruct Security Trustee	90
12.	REDISTRIBUTION OF PAYMENTS BETWEEN SUBSCRIBERS		91
	12.1	Notice of direct receipts	91
	12.2	Redistribution of excess payments	91
	12.3	Reimbursement following clawback	91
	12.4	Borrowers remain liable	91
	12.5	Failure of all Subscribers to join in litigation	92
	12.6	Calculation of foreign currency amounts	92
13.	ASSIGNMENTS AND SUBSTITUTIONS		92
	13.1	Assignment by Group Parties	92
	13.2	Assignment by Subscriber	94
	13.3	Substitution by Subscriber	94
	13.4	Procedure for substitution	95
	13.5	Consequences of substitution	96
	13.6	Subparticipation	97
	13.7	No deductions and withholdings or increased costs in certain circumstances	97
	13.8	Subscriber to bear costs	97
	13.9	Reduction of Commitments	98
14.	FACILITY AGENT TO HOLD DEBENTURE STOCK FOR SUBSCRIBERS AND OTHERS		98
	14.1	Undertaking to pay Facility Agent	98
	14.2	Obligations to rank as Priority 1 Debenture Stockholder's Debt	98
	14.3	Facility Agent to hold payment undertaking and Debenture Stock on trust	98
	14.4	Waiver of annual security updates	99
15.	CONFIDENTIALITY		99
	15.1	General	99
	15.2	Disclosure to assignees or substitutes	100
16.	NOTICES		100

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	16.1	How to give a notice	100
	16.2	When a notice is given	101
	16.3	Address for notices	101
	16.4	Reliance on notices	102
17.	AMENDMENTS AND WAIVERS		102
	17.1	Agreement of Facility Agent	102
	17.2	Agreement of Majority of Subscribers	102
	17.3	Agreement of all Subscribers	102
	17.4	Waiver generally	103
18.	GENERAL		103
	18.1	Governing law	103
	18.2	Waiver of immunity	104
	18.3	Waiver of jury trial	104
	18.4	Liability for Taxes and expenses	104
	18.5	Giving effect to the Transaction Documents	105
	18.6	Operation of the Transaction Documents	105
	18.7	Operation of indemnities	105
	18.8	Consents	105
	18.9	Statements by the Facility Agent	105
	18.10	Set-off	105
	18.11	No merger	106
	18.12	Exclusion of contrary legislation	106
	18.13	Counterparts	106
	18.14	Attorneys	106
	18.15	Parties	106
Schedules
1.	BORROWERS		107
2.	INITIAL SUBSCRIBERS		108
2.	NEW SUBSCRIBERS		108
3-1	CONDITIONS PRECEDENT		110
3-2	CERTIFICATE		115
4	NEW SECURITY DOCUMENTS		117
5.	EXISTING ENCUMBRANCES		118

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6.	EXISTING JOINT VENTURES	119
7.	EXISTING TREASURY TRANSACTIONS	120
8.	US OBLIGORS	122
9.	NON-CORE ASSETS	124
10.	NOT USED	125
11.	DISCLOSURES FOR THE PURPOSES OF CLAUSES 4.1 AND 4.2	126
12.	SUBSTITUTION CERTIFICATE	127
14.	IA WITHDRAWAL REQUEST	133

v

TLA SENIOR FUNDING AGREEMENT

DATE 16 January 2003

PARTIES

Burns, Philp & Company Limited ABN 65 000 000 359 (the “Parent”)

The entities listed in schedule 1 (each an “Initial Borrower”)

Credit Suisse First Boston, Melbourne Branch ABN 17 061 700 712 (the “Lead Arranger and Underwriter ”)

BOS International (Australia) Limited ABN 23 066 601 250 and Credit Agricole Indosuez Australia Limited ABN 32 002 540 409) (each a “Co-Lead Arranger and Underwriter”)

Credit Suisse First Boston, Melbourne Branch ABN 17 061 700 712 (the “Facility Agent”)

The financial institutions listed in schedule 2 (each an “Initial Subscriber”)

RECITALS

A.	The Parent and various Subsidiaries have raised financial accommodation from a range of financiers. That financial accommodation includes the financial accommodation which is governed by the Existing Senior Loan Agreements.

B.	BPC1 has made an offer to acquire all of the issued shares in Goodman and proposes to acquire those shares in accordance with the Bid Documents.

C.	The Subscribers are prepared to subscribe for and pay up any unpaid amount of Debentures, the proceeds of which are to be applied for an Eligible Purpose, on the terms set out in this document and the Facility Agreements.

D.	It is intended that the Securities that have already been granted to the Security Trustee and the New Security Documents secure amounts owing under this document and the Facility Agreements.

OPERATIVE PROVISIONS

1.	INTERPRETATION

1.1	Definitions

The following definitions apply in this document.

“Accounts” means, for a period, a profit and loss statement and statement of cashflows for that period, and a balance sheet as at the end of that period, together with any notes to them and any statement or report (including any directors’ declaration and any auditors’ report) that is required by applicable law to be prepared in relation to them.

“Affiliate” means, when used with respect to a specified person, another person that directly or indirectly through one or more intermediaries controls, directly or indirectly,

the power to direct or cause the direction of the management or policies of the person specified, whether through the ownership of voting securities, by contract or otherwise or is controlled by or is under common control with the person specified.

“Agreed Hedging Program” means the Parent’s interest rate and foreign exchange risk management program for Group Members as agreed by the Parent and the Facility Agent (acting on the instructions of a Majority of Subscribers) from time to time.

“Arranger” means each of the Lead Arranger and Underwriter and each Co-Lead Arranger and Underwriter.

“Associate” means:

(a)	each Existing Joint Venture; and

(b)	any other corporation, partnership, joint venture, trust or other entity that the Parent is required by GAAP to recognise in its Accounts on an equity accounting basis.

“Associate Limit” means the aggregate of:

(a)	AUD40,000,000; and

(b)	5% of EBITDA of the Group for the period of 12 months ending on the most recent 30 June or 31 December.

“AUD Bank Bill Rate” means, for a period:

(a)	the rate, expressed as a yield per cent per annum (rounded up (if necessary) to 4 decimal places) that is quoted as the average bid rate on the Reuters monitor system page “BBSY” (or any page that replaces that page) at about 10.30 am (Melbourne time) on the first day of that period, for bank-accepted bills of exchange that have a tenor equal to (or no more than 2 Business Days shorter or longer than) that period; or

(b)	if no average bid rate is published in accordance with paragraph (a), the bid rate available to the Facility Agent at about 11.00 am (Melbourne time) on that day, as conclusively determined in good faith by the Facility Agent, for bank-accepted bills of exchange that have the tenor described in that paragraph.

“AUD Base Rate” means:

(a)	for a period for which a rate is normally quoted on the Reuters monitor system page “BBSY” (or any page that replaces that page), or for a period that is no more than 2 Business Days shorter or longer than such a period — the relevant AUD Bank Bill Rate; and

(b)	for any other period – the rate that the Facility Agent calculates by straight-line interpolation in accordance with market practice.

“AUD Cash Rate” means, on any day, the rate quoted on that day as the official cash rate target shown on the Reuters monitor system page “RBA 27”.

“AUD Equivalent” means:

(a)	for an amount denominated in Australian Dollars, that amount; and

(b)	for an amount denominated in any other currency on a day, the amount of Australian Dollars that would purchase that amount in that currency at the relevant Spot Rate for that day.

“AUD Facility Cap” means, on any day:

(a)	the sum of the Facility Commitments as at the date of this document (ie AUD 1,400,000,000);

less:

(b)	the sum of:

(i)	the AUD Equivalent of any repayment that is made on or before that date under the Term A Facility Agreement (calculated, for each repayment, at the Spot Rate that applied on the date of the repayment); and

(ii)	the amount (if any) by which the Parent has reduced the Commitments under clause 8 of the Revolving Facility Agreement on or before that date.

“Australian Dollar” and “AUD” mean the lawful currency of Australia.

“Authorisation” means:

(a)	an authorisation, permit, licence, consent, declaration, exemption, notarisation, approval or waiver, however it is described; and

(b)	in relation to anything that will be prohibited or restricted by law if a Government Agency acts in any way within a specified period, the expiry of that period without that action being taken,

including any renewal or amendment.

“Authorised Representative” means:

(a)	for an Arranger or a Subscriber:

(i)	a company secretary or director, or an employee whose title includes the word “manager”, “director” or “President”;

(ii)	a person who is acting temporarily in one of those positions; or

(iii)	a person, or a person holding a position, nominated by it to the Parent and the Facility Agent;

(b)	for the Facility Agent:

(i)	a company secretary or director, or an employee whose title includes the word “manager”, “director” or “President”;

(ii)	a person who is acting temporarily in one of those positions; or

(iii)	a person, or a person holding a position, nominated by it to the Parent and each Subscriber; and

(c)	for a Group Party, a person nominated by the Parent to the Facility Agent in a notice that is accompanied by, and certifies the correctness of, a copy of the signature of that person.

“Banking Day” means, in relation to a place, a day (other than a Saturday, Sunday or public holiday) on which banks are open for general banking business, and for dealings in foreign exchange and foreign currency deposits, in that place.

“Base Rate” means:

(a)	for a Funding Portion or other amount denominated in Australian Dollars, the AUD Base Rate;

(b)	for a Funding Portion or other amount denominated in Canadian Dollars, the CAD Base Rate;

(c)	for a Funding Portion or other amount denominated in Euro, the Euro Base Rate;

(d)	for a Funding Portion or other amount denominated in New Zealand Dollars, the NZD Base Rate; and

(e)	for a Funding Portion or other amount denominated in United States Dollars, the USD Base Rate.

“Bid Documents” means the offer document by BPC1, to purchase all the ordinary shares in Goodman.

“Borrower” means an Initial Borrower or a New Borrower.

“BPC1” means BPC1 Pty Limited (ABN 45 101 665 918).

“BP US” means Burns Philp Inc, a Delaware corporation.

“Bridge Facility” means the NZ $250,000,000 unsecured subordinated bridge facility provided under the Capital Notes Bridge Facility Agreement.

“Business Day” means:

(a)	for determining when a notice, consent or other communication is given, a day that is not a Saturday, Sunday or public holiday in the place to which the notice, consent or other communication is sent;

(b)	for any other purpose involving Euro (including in relation to a payment to be made in, or a transaction or calculation involving, Euro), a day that is a TARGET Business Day;

(c)	for any other purpose involving any other currency (including in relation to a payment to be made in, or a transaction or calculation involving, that currency), a day (other than a Saturday, Sunday or public holiday) on which banks and foreign exchange markets are open for general banking business:

(i)	for Australian Dollars, in Sydney and Melbourne;

(ii)	for Canadian Dollars, in Toronto;

(iii)	for New Zealand Dollars, in Auckland and Wellington;

(iv)	for United States Dollars, in New York and London; and

(d)	for any other purpose a day (other than a Saturday, Sunday or public holiday) on which banks are open for general banking business in Melbourne and Sydney.

“CAD Base Rate” means:

(a)	for a period for which a rate is normally quoted on the Reuters monitor system page “CDOR” (or any page that replaces that page), or for a period that is no more than 2 Business Days shorter or longer than such a period – the relevant CDOR; and

(b)	for any other period – the rate that the Facility Agent calculates by straight-line interpolation in accordance with market practice.

“Calculation Date” means each Quarter Date each year commencing on the first Quarter Date after Goodman becomes a Wholly-Owned Subsidiary of the Parent for at least one Quarter Period or, if earlier, 30 September 2003.

“Canadian Dollar” and “CAD” mean the lawful currency of Canada.

“Capex ” means actual expenditure by a Group Member for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefore or additions thereto, that would be treated as capital expenditure by GAAP.

“Capital Notes” means the unsecured subordinated capital notes having an aggregate face value of not more than NZ$300,000,000 to be issued by Burns Philp Finance New Zealand Limited pursuant to the Capital Notes Trust Deed or any other unsecured, subordinated debt instrument issued by a Group Member which ranks in priority after the High Yield Notes and New High Yield Notes.

“Capital Notes Bridge Facility Agreement” means the subordinated bridge facility agreement dated 16 January 2003 between BPC1, the Parent, the financiers named therein and the agent named therein.

“Capital Notes Trust Deed” means the trust deed referred to in the summary terms and conditions (attached as schedule 1 to the Capital Notes Underwriting Agreement).

“Capital Notes Underwriting Agreement” means the agreement dated 12 December 2002 between First NZ Capital Securities (as underwriter, co-lead manager and organising broker), Burns Philp Finance New Zealand Limited, the Parent and BPC1 and any other party that accedes to that agreement as an underwriter or co-lead manager.

“Cash Restructuring Costs” means Restructuring Costs expended in cash.

“CDOR” means, for a period:

(a)	the rate, expressed as a yield per cent per annum (rounded up (if necessary) to 4 decimal places) that is quoted as the average buying rate on the Reuters monitor system page “CDOR” (or any page that replaces that page) at about 10.00 am (Toronto time) on the first day of that period for banker’s acceptances that have a tenor equal to (or no more than 2 Business Days shorter or longer than) that period; or

(b)	if no average buying rate is published in accordance with paragraph (a), the rate available to the Facility Agent at about 10.30 am (Toronto time) on that day, as conclusively determined in good faith by the Facility Agent, as the buying rate for banker’s acceptances that have a term equal to (or no more than 2 Business Days shorter or longer than) the period.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Commitment” has the same meaning as in a Facility Agreement.

“Consolidated Cash” on any day shall mean the consolidated cash (including cash held in an Investment Account) on the Parent’s consolidated balance sheet on such day and held by the Parent or any Group Member in accounts located in Australia, Canada, The Netherlands, New Zealand or the United States up to USD50,000,000 in the aggregate.

“Control Date” means the date on which individuals appointed or nominated by the Parent or its Affiliates (other than Goodman and its Affiliates immediately prior to such date) constitute a majority of the board of directors of Goodman.

“Controller” means, in relation to a person’s property:

(a)	a receiver or receiver and manager of that property; or

(b)	anyone else who (whether or not as agent for the person) is in possession, or has control, of that property to enforce an Encumbrance.

“Converting Preference Shares” means the converting preference shares issued by the Parent prior to the date of this document.

“Cost Savings” means:

(a)	an initial amount of AUD50,000,000 in respect of the acquisition of shares in Goodman and an initial amount of AUD8,000,000 in respect of the acquisition of the Fleischmann business unit from Kraft Foods International Inc., as each such amount is reduced on each Calculation Date by the annualised realised cost savings achieved in the quarter ending on that Calculation Date from the integration of Goodman and the Fleischmann business unit into the Group, which realised cost savings and reductions have been verified by a firm of chartered accountants acceptable to the Facility Agent (acting reasonably), and a copy of that review has been delivered to the Facility Agent, provided that:

(i)	the amount in respect of the acquisition of shares in Goodman and integration of Goodman into the Group, shall reduce to zero by the date which is 12 months after Goodman becomes a Wholly-Owned Subsidiary of the Parent; and

(ii)	the amount in respect of the acquisition and integration of the Fleischmann business unit into the Group, shall reduce to zero on the date which is 12 months after the earlier of the date the Parent receives all Brazilian anti-trust approvals required in relation to the acquisition of the Fleischmann business unit and 30 June 2003; and

(b)	in relation to any acquisition (other than an acquisition referred to in paragraph (a)), an amount in respect of a cost saving plan (including the amount, time frame and anticipated milestone dates for any cost savings) agreed between the Parent and the Facility Agent (acting reasonably) in relation to that acquisition.

“Co-Trustee” means JPMorgan Chase Bank.

“Debenture” means a Revolving Debenture, a Term Debenture or both, as the context requires.

“Debenture Trust Deed” means the deed entitled “Deed of Debenture Trust” to be entered into between, amongst others, the Parent, the entities listed in schedule 1 to that deed and the party named as security trustee in that deed.

“Debt Service Cover Ratio” means, for a period, the ratio of A:B, where:

A	is EBITDA for that period less the sum of:

(a)	Capex during that period; and

(b)	Tax paid in respect of that period; and

(c)	for any period commencing after 31 December 2002, net increases in the working capital of the Group in that period (other than any net increases that arise as a result of or in connection with the unwind of any debtor securitisation of Goodman or its Subsidiaries), plus any net decreases in the working capital of the Group in that period.

B	is the sum of:

(a)	the principal amount of Funding Portions and Paid Up Amount of Term Debentures that fall due for payment under clause 8.3 of the Term A Facility Agreement, the principal amount of any advances that fall due for payment under section 2.11 of the Term B Facility Agreement and any other scheduled repayments of principal, or amounts in the nature of principal, in respect of the Financial Indebtedness of the Group over that period (excluding any amounts which fall due for payment under those clauses as a result of the Transactions); and

(b)	Net Interest Expense over that period, but excluding:

(i)	interest, the payment of which is suspended under the Capital Notes Bridge Facility Agreement or Capital Notes under and in accordance with clause 5.3(i); and

(ii)	capitalised interest,

calculated for the Group on a consolidated basis. Solely for the purpose of determining the Debt Service Cover Ratio for the period of 12 months ending on the first and second Calculation Dates, the amount of Tax, principal and Net Interest Expense described above for any such period shall be deemed to be (a) in respect of the period ended on the first Calculation Date, the amount of Tax, principal and Net Interest Expense, respectively, for the six months ended on such date, multiplied by 2, and (b) in respect of the period ended on the second Calculation Date, the amount of Tax, principal and Net Interest Expense, respectively, for the nine months ended on such date, multiplied by 4/3.

“Default Interest Period” means, for an unpaid amount, a period of 30 days (or any other period the Facility Agent selects) beginning on the day on which the amount falls due, or on the last day of another Default Interest Period for that amount.

“Default Margin” means on any day, the amount per cent per annum determined in accordance with the following table by reference to the most recent Gearing Ratio as advised under clause 5.2(c):

Gearing Ratio	Applicable Margin
3.51 times or greater	4.50%
3.26 times or greater but less than 3.51 times	4.25%
3.01 times or greater but less than 3.26 times	4.00%
2.51 times or greater but less than 3.01 times	3.75%
Less than 2.51 times	3.50%

“Default Rate” means, for an unpaid amount over a Default Interest Period, the rate per cent per annum that is the sum of:

(a)	the Base Rate for the Default Interest Period for the currency in which the amount is denominated; and

(b)	the Default Margin on the first day of the Default Interest Period.

“Drawdown Date” has the same meaning as in a Facility Agreement.

“Drawdown Notice” has the same meaning as in a Facility Agreement.

“EBIT” means for the Group for a period, an amount equal to the consolidated net profit after tax of the Group for the period that would be disclosed by consolidated financial statements of the Group if they were prepared in accordance with GAAP as at the last day of that period, after:

(a)	deducting an amount equal to:

(i)	profits relating to unrealised revaluations included in consolidated net profit after tax;

(ii)	profits realised on the sale or other disposition of any asset not manufactured or acquired for disposal in the ordinary course of ordinary business or unusual in nature; and

(iii)	unrealised exchange gains included in consolidated net profit after tax; and

(b)	adding back an amount equal to:

(i)	the provision for income tax and other taxation (if any) levied in Australia or anywhere else on or by reference to income or profits relating to that period;

(ii)	the Net Interest Expense for that period;

(iii)	losses realised on the sale or other disposition of any asset not manufactured or acquired for disposal in the ordinary course of ordinary business or unusual in nature (including as a result of revaluations), to the extent that those losses have been charged against that profit;

(iv)	unrealised exchange losses relating to that period;

(v)	any Restructuring Costs;

(vi)	without double counting, any annualised realised cost savings relating to that period that have been reviewed by a firm of chartered accountants acceptable to the Facility Agent (acting reasonably); and

(vii)	outside equity interests of Associates relating to that period.

For the purposes of calculating EBIT for any Subsidiary or business acquired in any period, provided such EBIT has been verified by a firm of chartered accountants acceptable to the Facility Agent (acting reasonably) and a copy of that review delivered to the Facility Agent, EBIT will be adjusted to take into account the effects of any acquisitions made during the period. The adjustments will be made on the basis that the acquired Subsidiary or business had been acquired on the first day of the period and the EBIT for that acquired Subsidiary or business for the whole of the period was included in the EBIT of the Group for that Period.

“EBITDA” means for the Group for a period, the sum of:

(a)	EBIT for the Group for that period; and

(b)	depreciation and amortisation on fixed and other assets (including goodwill) of the Group on a consolidated basis during that period,

that would be disclosed by consolidated financial statements of the Group if they were prepared in accordance with GAAP as at the last day of that period.

“Eligible Purpose” means each of the following purposes:

(a)	to refinance the financial accommodation that is governed by the Existing Senior Loan Agreements;

(b)	to acquire shares or options in Goodman;

(c)	to refinance any financial accommodation of Goodman or its Subsidiaries once Goodman is a Wholly-Owned Subsidiary of the Parent;

(d)	to refinance any financial accommodation of Goodman or its Subsidiaries once Goodman is a Subsidiary of the Parent but before Goodman becomes a Wholly-Owned Subsidiary of the Parent, to the extent such financial accommodation must be refinanced to ensure that the borrower is not in default of its obligations under the document governing that financial accommodation or the maturity date for that financial accommodation has occurred or to ensure that the Group is not in default of its obligations under any financing arrangements;

(e)	to pay any transaction costs relating to the acquisition of shares or options in Goodman, all debt, asset sales and related transaction costs (including all legal fees, brokerage fees, accounting fees and other advisory fees);

(f)	to fund the working capital requirements of the Group;

(g)	to make inter-company loans to Goodman and its Subsidiaries once Goodman is a Subsidiary of the Parent or to other Group Members for any of the purposes referred to in paragraphs (e) and (f) above;

(h)	to refinance the financial accommodation that is governed by the TLA Bridge Facility.

“Employee Benefit Plan” means any “employee benefit plan” as defined in section 3(3) of ERISA, or any “plan” as defined in section 4975(e)(1) of the Code, other than a multiemployer plan within the meaning of section 3(37) of ERISA and which is subject to ERISA or the Code.

“Encumbrance” means a mortgage, charge, pledge, lien, hypothecation, title retention or deferred purchase price arrangement, a right of set-off or right to withhold payment of a deposit or other money, a notice under section 255 of the Income Tax Assessment Act 1936 or any similar legislation, or an agreement to create any of them or to allow any of them to exist.

“Environmental Law” means any statute, law or requirement (if the requirement has the force of law) of a Government Agency:

(a)	relating to the storage, handling or transportation of waste, dangerous goods or hazardous materials;

(b)	relating to occupational health and safety; or

(c)	which has as one of its purposes or effects the protection of the environment.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any person, or any obligations convertible into or exchangeable for, or giving any person a right, option or warrant to acquire such equity interests or such convertible or exchangeable obligations.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.

“ERISA Subsidiary” means any person that is a member of a controlled group of corporations, or of a group of trades or businesses under common control, within the meaning of section 414(b) or 414(c) of the Code, which, in either case, includes BP US or the Parent or, solely for purposes of liability under section 412 of the Code or section 302 of ERISA, a group of trades or businesses which, together with BP US or the Parent, as the case may be, is treated as a single employer under section 414(n) or 414(o) of the Code.

“Escrow Deed” means the deed to be entered into between, amongst others, the Parent, the Facility Agent and the party named as security trustee in that document.

“EURIBOR” means, for a period:

(a)	the rate determined by the Facility Agent to be the arithmetic mean, expressed as a percentage per annum (rounded up (if necessary) to 4 decimal places), of the rates quoted at or about 11.00 am (London time) 2 TARGET Business Days before the first day of that period, for a period equal or comparable to that period and for value on the first day of that period, on the Dow Jones Telerate Services page “248” (or any page that replaces that page); or

(b)	where the page referred to in paragraph (a) is not available, or less than 2 rates are quoted on that page at that time, the rate determined by the Facility Agent to be the arithmetic mean of the rates expressed as a percentage per annum (rounded up (if necessary) to 4 decimal places), at which deposits:

(i)	denominated in Euro;

(ii)	for the same or a comparable amount;

(iii)	for a period equal or comparable to that period; and

(iv)	for value on the first day of that period,

are offered to the Facility Agent by prime banks, in the interbank market selected by it, at or about 11.00 am (local time in the place of that market) 2 TARGET Business Days before the first day of that period.

“Euro” means the lawful currency of the member states of the European Union that adopted a single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on European Union.

“Euro Base Rate” means:

(a)	for a period for which a rate is normally quoted on the Dow Jones Telerate Services page “248” (or any page that replaces that page), or for a comparable period – the relevant EURIBOR; and

(b)	for any other period – the rate that the Facility Agent calculates by straight-line interpolation in accordance with market practice.

“Event of Default” means an event or circumstance described in clause 8.1.

“Excluded Asset” means an asset listed in schedule 9.

“Excluded Subsidiary” has the meaning set out in clause 5.8.

“Excluded Tax” means a Tax on net income in any jurisdiction, other than:

(a)	a Tax that is calculated on or by reference to the gross amount of any payment derived by a party under a Transaction Document or the transactions that a Transaction Document contemplates (unless the Tax is imposed because the party has not given its tax file number to the person who made the payment or because the party has not complied with an applicable certification, information, documentation or other reporting requirement under applicable law); or

(b)	a Tax that is imposed because a party is regarded as being subject to tax in a jurisdiction solely because it is a party to a Transaction Document or solely because it is participating in the transactions that a Transaction Document contemplates (or both).

“Existing Encumbrance” means an Encumbrance described in schedule 5.

“Existing Joint Venture” means a joint venture described in schedule 6 and in the Group Structure Chart.

“Existing Senior Loan Agreement” means:

(a)	the senior funding agreement dated 2 August 2001 made between the Parent, the entities listed in schedule 1 to that agreement, Credit Suisse First Boston, Melbourne Branch, The Toronto-Dominion Bank and the financial institutions listed in schedule 2 to that agreement, as amended;

(b)	the term loan facility agreement dated 2 August 2001 made between the Parent, the entities listed in schedule 1 to that agreement, Credit Suisse First Boston, Melbourne Branch and the financial institutions listed in schedule 2 to that agreement; and

(c)	the revolving loan facility agreement dated 2 August 2001 made between the Parent, the entities listed in schedule 1 to that agreement, Credit Suisse First Boston, Melbourne Branch and the financial institutions listed in schedule 2 to that agreement.

“Existing Treasury Transaction” means a Treasury Transaction that a Group Member is a party to as at the date of this document, as described in schedule 7.

“Face Value Amount” has the same meaning as in a Facility Agreement.

“Facility” has the same meaning as in a Facility Agreement.

“Facility Agreement” means each of the Term A Facility Agreement and the Revolving Facility Agreement.

“Facility Commitment” has the same meaning as in a Facility Agreement.

“Financial Indebtedness” means an obligation (whether present or future, actual or contingent) to pay or deliver any money or commodity under or in respect of any financial accommodation including under or in respect of any:

(a)	money borrowed or raised;

(b)	redeemable or repurchaseable share or stock;

(c)	bill of exchange, promissory note or other financial instrument (whether or not transferable or negotiable);

(d)	put option or buyback or discounting arrangement in respect of any property;

(e)	lease, licence or other arrangement in respect of any property entered into primarily to raise finance or to finance the acquisition of that property (other than a lease, licence or arrangement which may be accounted for as an operating lease under applicable generally accepted accounting principles);

(f)	hire purchase arrangement in respect of any property;

(g)	deferral of a payment obligation for any property or service entered into in the ordinary course of ordinary business, where the payment obligation is deferred for more than 180 days and the deferral of the payment obligation is structured to achieve the same or similar commercial effect to financial accommodation by way of money borrowed or raised;

(h)	interest or currency swap or hedge arrangement, financial option, futures contract or analogous transaction that is structured to achieve the same or a similar commercial effect to financial accommodation by way of money borrowed or raised; or

(i)	arrangement which achieves the same or a similar commercial effect as or to any of the above,

and any Guarantee of Financial Indebtedness of another person.

“Financial Quarter” means a period of 3 calendar months ending on a 30 September, 31 December or 31 March.

“Financial Year” means a period of 12 calendar months ending on a 30 June.

“Foreign Pension Plan” means any plan, fund (including any superannuation fund) or other similar program established or maintained outside the United States of America by the Parent or any Subsidiary primarily for the benefit of employees residing outside the United States of America of the Parent or any Subsidiary which plan, fund or other similar program provides for retirement income for such employees in contemplation of retirement or provides for payments to be made to such employees upon termination of employment, and which plan is not subject to ERISA or the Code.

“Free Cash Flow” means, for a period, the sum (excluding double counting) of:

(a)	for the Group:

(i)	the sum of:

(A)	EBIT for the Group for the period;

(B)	the aggregate of depreciation and amortisation for the Group in respect of intangible assets, prepaid slotting fees, tangible fixed assets, real property and plant and equipment for the period;

(C)	an amount equal to the net proceeds of sale or other disposal actually received by the Group of any fixed assets or businesses sold during the period where the net proceeds of sale or disposal were not paid into an Investment Account or applied in prepayment of outstanding Funding Portions to reduce the Paid Up Amount of Term Debentures under clause 8.2(a) of the Term A Facility Agreement or prepayment of outstanding advances under section 2.13 of the Term B Facility Agreement (excluding assets disposed of in accordance with clauses 7.1(c) or 7.2); or

(D)	any decrease in working capital of the Group in the period as disclosed in the most recent consolidated statement of cashflows of the Group has changes in trade debtors, inventories and trade creditors; and

(E)	without double counting, cash receipts that the Group received over the period in respect of unusual items and extraordinary items as reported in the Accounts,

less

(ii)	the sum of:

(A)	equity accounted EBIT for the Group for the period in connection with Associates;

(B)	profit or loss on the sale of non-current assets (as shown on the balance sheet forming part of the consolidated Accounts of the Group over the period);

(C)	amounts that the Group paid over the period for increases in share capital of Majority-Owned Subsidiaries and Associates;

(D)	Net Interest Expense for the Group for the period (including, without limitation, in respect of the Bridge Facility and the Capital Notes but excluding interest, the payment of which is suspended under the Bridge Facility or Capital Notes under and in accordance with clause 5.3(i));

(E)	prepaid slotting payments paid by the Group over the period;

(F)	tax expenses that the Group accrued over the period;

(G)	an amount equal to all Capex that the Group actually expended over the period;

(H)	without double counting, cash expenditure that the Group incurred over the period in respect of unusual items and extraordinary items as reported in the Accounts;

(I)	amounts that the Group transferred over the period to Associates for capital expenditure or other set up costs;

(J) (1)	any voluntary repayment over the period of Funding Portions by a reduction in the Paid Up Amount of the Term Debentures under the Term A Facility Agreement, or any voluntary repayment over the period of advances under section 2.12 of the Term B Facility Agreement;

(2)	any mandatory repayment over the period of Funding Portions by a reduction in the Paid Up Amount of the Term Debentures under the Term A Facility Agreement, or any mandatory repayment over the period of advances under section 2.13 of the Term B Facility Agreement;

(K)	any dividends paid over the period on the Converting Preference Shares (up to conversion);

(L)	any Cash Restructuring Costs;

(M)	any increase in working capital of the Group in the period as disclosed in the most recent consolidated cashflows of the Group as changes in trade debtors, inventories and trade creditors;

(N)	establishment and up front fees payable to financiers that are incurred in connection with the Transactions up to a maximum amount of AUD20,000,000 and any other fees incurred in connection with the Transactions (including, without limitation, legal fees, accounting fees and other advisory fees);

(O)	any costs, fees and expenses incurred by Goodman and its Subsidiaries and payable by the Group incurred in connection with Goodman’s defence of the Offer or any Options Offer;

(P)	the amount paid in cash equal to the net payments for the purchase or acquisition of a business by any Group Member, whether by way of acquisition of shares or net assets, to the extent that it is funded from existing cash resources of the Group (excluding cash proceeds raised in connection with such purchase or acquisition); and

(Q)	any annualised unrealised cost savings relating to that period (to the extent included in EBIT) that have been verified by a firm of chartered accountants acceptable to the Facility Agent (acting reasonably),

(b)	the greater of:

(i)	50% of the Group’s share (determined by reference to its proportionate ownership interest in the Associate) of the net profit after tax of each Associate for the period, determined in accordance with GAAP; and

(ii)	the amount of dividends or cash distributions that Associates actually pay to Group Members over the period (after allowing for amounts that have been taken into account under paragraph (b)(i) in previous periods).

“Funding Portion” has the same meaning as in a Facility Agreement.

“GAAP” means generally accepted accounting principles in Australia, consistently applied.

“Gearing Ratio” means, for a period, the ratio of Net Total Debt of the Group (excluding the principal amount of the Bridge Facility and the Capital Notes) on the last day of that period to LTM EBITDA of the Group for that period.

“Gelatin Disposal” means the disposal by the Parent, Goodman or its Subsidiaries of the remaining Leiner Davis Gelatin business and the joint venture interest in the Ecuadorian gelatin business of Goodman.

“GF Program Receivables” means all trade or debtor receivables and related contract rights originated and owned by Goodman or any of its Subsidiaries and sold pursuant to the GMF Securitisation Facility.

“GMF Notes” means the USD200,000,000 principal amount of guaranteed senior notes issued by a Subsidiary of Goodman and due in 2011.

“GMF Securitisation Facility” means the facility for the sale of, or transfer of interests in, GF Program Receivables to which Goodman and one or more of its Subsidiaries are a party as at the date of this document.

“Goodman” means Goodman Fielder Limited (ABN 44 000 003 958).

“Government Agency” means:

(a)	a government or government department or other body;

(b)	a governmental, semi-governmental or judicial person; or

(c)	a person (whether autonomous or not) who is charged with the administration of a law under statute or the rules of any stock exchange.

“Group” means the Parent, the Subsidiaries and the Associates from time to time.

“Group Member” means the Parent and any Subsidiary from time to time.

“Group Party” means a Group Member that is a party to a Transaction Document.

“Group Security Provider” means a Group Member that is a grantor of a Security.

“Group Structure Chart” means the document in the agreed form comprising a chart and any attached supplementary information that shows the structure of the Group and incorporates a list of the Group Members and other details relating to them.

“Guarantee” means a guarantee, indemnity, letter of credit, performance bond, acceptance or endorsement, or other undertaking or obligation:

(a)	to provide funds (including by the purchase of property), or otherwise to make property available, in or to enable payment or discharge of;

(b)	to indemnify against the consequences of default in the payment of; or

(c)	otherwise to be responsible for,

an obligation (whether or not it involves the payment of money), or otherwise to be responsible for the solvency or financial condition, of any other person.

“High Yield Note Indenture” means the indenture dated as of June 21, 2002, among Burns Philp Capital Pty Limited, the Parent, the subsidiary guarantors (as defined therein) from time to time and The Bank of New York.

“High Yield Notes” means the 93/4% senior subordinated notes due 15 July 2012 issued by Burns Philp Capital Pty Limited pursuant to the High Yield Note Indenture, any additional notes (Additional Notes) issued under such High Yield Note Indenture from time to time and any other notes or other debt instruments issued from time to time which rank pari passu with such High Yield Notes or Additional Notes (including, without limitation, the New High Yield Notes).

“IA Withdrawal Request” means a notice in substantially the form set out in schedule 14.

“Insolvency Event” means, in respect of a person:

(a)	an order being made, or the person passing a resolution, for its winding up, dissolution or deregistration;

(b)	an application being made to a court for an order for protection from creditors or for its reorganisation, winding up, dissolution or deregistration, unless the application is withdrawn or dismissed within 5 Business Days;

(c)	an administrator or analogous person being appointed to the person;

(d) (i)	the person resolving to appoint a Controller or analogous person to the person or any of the person’s property;

(ii)	an application being made to a court for an order to appoint a Controller, provisional liquidator, trustee for creditors or in bankruptcy or analogous person to the person or any of the person’s property, unless the application is withdrawn or dismissed within 5 Business Days; or

(iii)	an appointment of the kind referred to in subparagraph (ii) being made (whether or not following a resolution or application);

(e)	the holder of a Security Interest taking possession of any of the person’s property;

(f)	the person being taken under section 459F(1) of the Corporations Act 2001 to have failed to comply with a statutory demand;

(g)	the person:

(i)	suspending payment of its debts, ceasing (or threatening to cease) to carry on all or a material part of its business, stating that it is unable to pay its debts or being or becoming otherwise insolvent; or

(ii)	being taken by applicable law to be (or if a court would be entitled or required to presume that the person is) unable to pay its debts or otherwise insolvent;

(h)	the process of any court or authority being invoked against the person or any of its property to enforce any judgment or order for the payment of money or the recovery of any property, unless the person is able, within 5 Business Days, to satisfy the Facility Agent that there is no substantial basis for the judgment or order in respect of which the process was invoked;

(i)	the person taking any step that could result in the person becoming an insolvent under administration (as defined in section 9 of the Corporations Act 2001);

(j)	the person taking any step toward entering into a compromise or arrangement with, or assignment for the benefit of, any of its members or creditors; or

(k)	any analogous event in any relevant jurisdiction,

unless this takes place as part of a solvent reconstruction, amalgamation, merger or consolidation that has been approved by the Facility Agent.

“Intercreditor Agreement” means the agreement to be entered into between, amongst others, the Facility Agent, the party named as Administrative Agent under the Term B Facility Agreement and the party named as Facility Agent under the TLA Bridge Senior Funding Agreement, Rabo Australia Limited, HSBC Bank Australia Limited and the Security Trustee.

“Interest Cover Ratio” means, for a period, the ratio of EBITDA for the Group for the period to Net Interest Expense for the Group for the period.

“Interest Payment Date” has the same meaning as in a Facility Agreement.

“Interest Period” has the same meaning as in a Facility Agreement.

“Interest Suspension Financial Covenants” means:

(a)	the Gearing Ratio for each period of 12 months that ends on a Calculation Date that occurs in a period set out in the following table must not be more than the amount set out in the following table opposite that period:

Period	Maximum permitted Gearing Ratio
To 30 June 2003	4.80 times
1 July 2003 to 31 December 2003	4.80 times
1 January 2004 to 30 June 2004	4.65 times
1 July 2004 to 31 December 2004	4.15 times
1 January 2005 to 30 June 2005	3.90 times
1 July 2005 to 31 December 2005	3.65 times
1 January 2006 to 30 June 2006	3.40 times
After 1 July 2006	3.15 times

(b)	the Interest Cover Ratio for each period of 12 months that ends on a Calculation Date that occurs in a period set out in the following table must not be less than the amount set out in the following table opposite that period:

Minimum permitted Interest
Period	Cover Ratio
To 30 June 2003	2.20 times
1 July 2003 to 31 December 2003	2.20 times
1 January 2004 to 30 June 2004	2.35 times
1 July 2004 to 31 December 2004	2.60 times
1 January 2005 to 30 June 2005	2.60 times
1 July 2005 to 31 December 2005	2.85 times
1 January 2006 to 30 June 2006	2.85 times
After 1 July 2006	3.10 times

(c)	the Debt Service Cover Ratio for each period of 12 months that ends on a Calculation Date that occurs in a period set out in the following table must not be less than the amount set out in the following table opposite that period:

Minimum permitted Debt Service
Period	Cover Ratio
To 30 June 2003	1.10 times
1 July 2003 to 31 December 2003	1.10 times
1 January 2004 to 30 June 2004	1.10 times
1 July 2004 to 31 December 2004	1.10 times
1 January 2005 to 30 June 2005	1.20 times
1 July 2005 to 31 December 2005	1.20 times
1 January 2006 to 30 June 2006	1.20 times
After 1 July 2006	1.20 times

“Investment Account” means an account referred to in clause 7.4(a).

“Lender” means each lender under and as defined in the Term B Facility Agreement from time to time.

“Lending Office” means, for a Subscriber (or its Subscriber Affiliate) in relation to a Borrower and a Facility, the lending office specified as such in the relevant Facility Agreement or in a valid notice of assignment or Substitution Certificate, or any other office in the same jurisdiction as the original Lending Office or in any office of the same jurisdiction as the relevant Borrower that the Subscriber may notify to the Parent and the Facility Agent.

“Liquidation” means liquidation, winding up, merger, deregistration, dissolution or amalgamation or other analogous procedure under any relevant law applicable to corporate reorganisation that results in the affected entity ceasing to exist.

“LTM EBITDA” means, for a period, the aggregate of EBITDA for that period plus Cost Savings for that period.

“Majority of Subscribers” means:

(a)	if a Debenture is outstanding and not redeemed, one or more Subscribers whose aggregate Paid Up Amount of all Debentures recorded in a Register as being held by them equals or exceeds two-thirds of the total Paid Up Amount of all outstanding Debentures;

(b)	if no Debenture is outstanding and paragraph (c) does not apply, one or more Subscribers whose aggregate Commitments equal or exceed two-thirds of the Total Commitment; or

(c)	if no Debenture is outstanding and the Commitments have been reduced to zero, one or more Subscribers whose aggregate Paid Up Amount of all Debentures recorded in a Register as being held by them immediately before they were repaid or redeemed in full equalled or exceeded two-thirds of the total Paid Up Amount of all outstanding Debentures at that time,

(calculated, in the case of any part of the Paid Up Amount of a Debenture that is not denominated in Australian Dollars, by reference to the AUD Equivalent of the outstanding amount using the relevant Spot Rate for the Drawdown Date, Rollover Date or Switch Date for the relevant Funding Portions), whether or not a majority of Subscribers by number.

“Majority-Owned Subsidiary” means a Subsidiary that is not a Wholly-Owned Subsidiary.

“Master Debenture” has the meaning given to it in the Debenture Trust Deed.

“Material Adverse Effect” means a material adverse effect in the reasonable opinion of the Majority of Subscribers on:

(a)	the business, property or financial condition of the Group (taken as a whole); or

(b)	the ability of any Group Member to perform any of its obligations under the Transaction Documents.

“Maturity Date” means, for a Funding Portion under the Revolving Facility Agreement, the last day of the scheduled term of that Funding Portion.

“Net Disposal Proceeds” means the aggregate of the proceeds received by a Group Member from any person as part of, or in connection with, the disposal of property of a Group Member, including (without double counting) any amount by which any of those proceeds are used to reduce or discharge any loan made by a Group Member to another Group Member less:

(a)	direct costs relating to the relevant disposal (including filing and registration fees, investment banking fees, brokers fees, sales commissions or severance payments, adjustments to pension, insurance, superannuation or similar arrangements (in each case properly incurred on an arm’s length basis) and properly incurred legal, accounting and other professional advisers’ fees);

(b)	taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions relating to the disposal in question); and

(c)	any amount required to repay or discharge any Financial Indebtedness of the Group Member which is, or whose assets are, being disposed of, where such repayment or discharge is not otherwise prohibited by the terms of this document.

“Net Interest Expense” means, for the Group for a period, Total Interest Expense for the Group for that period less interest income of the Group over that period, calculated on a consolidated basis in accordance with GAAP.

“Net Priority 1 Debt” means, on any day:

(a)	the Priority 1 Debt on that day;

less

(b)	the amount of cash held on that day by:

(i)	the Parent; or

(ii)	any other Group Member, to the extent that there is no legal, contractual or other restriction on the ability of the Parent to readily procure that the cash is transferred to the Parent or a Group Security Provider in such a way that the cash would (if so transferred) be subject to a Security, other than cash held in an Investment Account.

“Net Senior Debt” means, on any day, Net Total Debt less any component of Net Total Debt which is subordinated to the liabilities owed to the Subscribers under the Transaction Documents.

“Net Total Debt” means, on any day, the Total Debt on that day less the sum of Consolidated Cash on that day, to the extent that there is no legal, contractual or other restriction on the ability of the Parent to readily procure that the cash is transferred to the Parent or a Group Security Provider in such a way that the cash would (if so transferred) be subject to a Security.

“New Borrower” means a Group Member that becomes a Borrower under clause 5.7.

“New High Yield Notes” means the 10.75% senior subordinated notes due 2011 issued by Burns Philp Capital Pty Limited and Burns Philp Capital (U.S.) Inc pursuant to the New High Yield Notes Indenture.

“New High Yield Notes Indenture” means the indenture under which the New High Yield Notes are issued and all other instruments, agreements and other documents evidencing or governing the New High Yield Notes or providing for any Guarantee or other right in respect thereof.

“New Security Document” means each document listed in schedule 4.

“New Subscriber” means a financial institution that becomes a Subscriber under clause 13.4.

“New Transaction Document” means:

(a)	this document;

(b)	each Facility Agreement;

(c)	the Debenture Trust Deed;

(d)	each Master Debenture;

(e)	the letter agreement referred to in clause 5.10;

(f)	each New Security Document;

(g)	the Security Trustee Agreement;

(h)	the Escrow Deed;

(i)	the Intercreditor Agreement;

(j)	any other document which the Parent and the Facility Agent agree in writing to be a New Transaction Document; and

(k)	any other document that amends, supplements, replaces or novates any of the above.

“New Zealand Dollar” and “NZD” means the lawful currency of New Zealand.

“NZD Bank Bill Rate” means, for a period:

(a)	the rate, expressed as a yield per cent per annum (rounded up (if necessary) to 4 decimal places) that is quoted as the average bid rate on the Reuters monitor system page “BKBM” (or any page that replaces that page) at about 10.45 am (Auckland time) on the first day of that period for bills of exchange accepted by a New Zealand bank that have a term that is equal to (or no more than 2 Business Days shorter or longer than) that period; or

(b)	if no average bid rate is published in accordance with paragraph (a), the bid rate available to the Facility Agent at about 11.00 am (Auckland time) on that day, as conclusively determined in good faith by the Facility Agent, for bills of exchange accepted by a New Zealand bank that have the tenor described in that paragraph.

“NZD Base Rate” means:

(a)	for a period for which a rate is normally quoted on the Reuters monitor system page “BKBM” (or any page that replaces that page), or for a period that is no more than 2 Business Days shorter or longer than such a period — the relevant NZD Bank Bill Rate; and

(b)	for any other period – the rate that the Facility Agent calculates by straight-line interpolation in accordance with market practice.

“Offer” means the offer made by BPC1 for the ordinary shares in Goodman.

“Options Offer” means any offer which may be made by BPC1 to acquire or procure the cancellation of all share options in Goodman.

“Paid Up Amount” has the same meaning as in a Facility Agreement.

“Permitted Encumbrance” means:

(a)	an Encumbrance (if any) created under a Transaction Document;

(b)	an Existing Encumbrance, where the amount secured does not increase, and the time for payment of that amount is not extended, beyond the amount and time identified in schedule 5;

(c)	a lien that arises by operation of law in the ordinary course of the ordinary business of the Group, where the amount secured is not overdue or is being diligently contested in good faith;

(d)	a set-off arrangement entered into as part of normal banking arrangements or in the ordinary course of day-to-day trading or arising by operation of law;

(e)	an intra-Group cross-guarantee arrangement entered into in order to obtain class order relief from the Australian Securities and Investments Commission;

(f)	a title retention arrangement entered into with a supplier in the ordinary course of ordinary business;

(g)	a deferred payment obligation for any property or service entered into in the ordinary course of ordinary business, where the payment obligation is deferred for not more than 180 days and the deferral of the payment obligation is structured to achieve the same or a similar commercial effect to financial accommodation by way of money borrowed or raised;

(h)	an Encumbrance given by a Group Member in favour of:

(i)	the Parent;

(ii)	a Wholly-Owned Subsidiary; or

(iii)	a Majority-Owned Subsidiary in which the Parent has an effective proportionate ownership interest that is at least as great as its effective proportionate ownership interest in the Group Member that gives the Encumbrance;

(i)	an Encumbrance that is permitted under clause 5.3(b);

(j)	an Encumbrance on GF Program Receivables; and

(k)	any other Encumbrance that the Facility Agent (acting on the instructions of a Majority of Subscribers) approves before it arises, where the amount secured does not increase, and the time for payment of that amount is not extended beyond the amount and time approved.

“Potential Event of Default” means an event or circumstance which, with the passage of time or the giving of notice or both, would become an Event of Default.

“Priority 1 Beneficiary’s Debt” has the meaning given to it in the Debenture Trust Deed.

“Priority 1 Debt” has the same meaning as Priority 1 Debenture Stockholders’ Debt in the Security Trust Deed.

“Quarter Date” means each 31 March, 30 June, 30 September and 31 December.

“Quarter Period” means a period from a Quarter Date, and ending on the next Quarter Date.

“Register” has the same meaning as in a Facility Agreement.

“Regulatory Change” means:

(a)	the introduction of, or a change in, an applicable law or regulatory requirement or in its interpretation or administration by a Government Agency; or

(b)	compliance by a Subscriber or any related body corporate of a Subscriber with an applicable direction, request or requirement (whether existing or future) of a Government Agency, and whether or not it has the force of law (except that, if it does not have the force of law, it must be one with which responsible banks or financial institutions would comply).

“Relevant Jurisdictions” means, in respect of any person, the jurisdiction of the country (and, in the case of the United States, Australia and any other federation, the state, province, canton, territory or similar political subdivision) in which such person is incorporated and, if different, where it has its principal place of business or where it conducts a significant portion of its business.

“Repayment Amount” means an amount that has become a Repayment Amount under clause 7.1(b), pending application under clause 7.5.

“Restructuring Costs” means, in respect of any period, non-recurring costs and expenses incurred by the Group during that period in relation to restructuring (including, for the avoidance of doubt, all costs and expenses relating to redundancy, closure and make good costs, asset relocation costs not capable of capitalisation, consultant fees and asset write downs), provided that such costs have been verified by a firm of chartered accountants acceptable to the Facility Agent (acting reasonably) and a copy of that review has been delivered to the Facility Agent.

“Retiring Subscriber” means a Subscriber that arranges a substitution under clause 13 in respect of all or part of its Commitments.

“Review Event” has the meaning given to it in clause 8.3(a).

“Revolving Debenture” has the same meaning as in the Debenture Trust Deed.

“Revolving Facility Agreement” means the Revolving Facility Agreement dated on or about the date of this document between the Parent, each Borrower, the Facility Agent and certain of the Subscribers.

“Rollover Date” has the same meaning as in the Revolving Facility Agreement.

“Security” means each Encumbrance, Guarantee or undertaking that the Security Trustee holds, or that is to be granted to the Security Trustee, in its capacity as trustee of the Security Trust and any other trust for the benefit of, amongst others, the Subscribers, other than an Encumbrance, Guarantee or undertaking that has been released with the consent of the Facility Agent.

“Security Document ” means the Security Trust Deed, the Debenture Trust Deed, each Security and each other “Transaction Document” as defined in the Security Trust Deed or the Debenture Trust Deed.

“Security Interest” means an Encumbrance that secures the payment of money or the performance of an obligation, or any other interest or arrangement of any kind that gives a creditor priority over other creditors in relation to any property.

“Security Trust” means the trust established under the Security Trust Deed.

“Security Trust Deed” means the Security Trust Deed dated 28 July 1998 between the Parent and Chase Securities Australia Limited.

“Security Trustee” means the “Trustee” from time to time under the Security Trust Deed, including any co-trustee or separate trustee appointed under clause 3.19 of that document.

“Security Trustee Agreement” means the “Security Trustee Agreement “ to be entered into between, amongst others, the Parent, the Facility Agent, and the party named as security trustee in that document.

“Senior Debt Ratio” means, for a period, the ratio of Net Senior Debt of the Group on the last day of that period to EBITDA of the Group for that period.

“Senior Interest Cover Ratio” means, for a period, the ratio of EBITDA for the Group for the period to Senior Net Interest Expense for the Group for the period.

“Senior Net Interest Expense” means, for the Group for a period, the Total Interest Expense (less the gross amount of all interest and financing costs incurred by the Group over that period, calculated on a consolidated basis in accordance with GAAP, after taking into account all realised losses and profits on foreign currency borrowings and financing transactions (other than amounts transferred to foreign currency translation reserves) in respect of Financial Indebtedness other than the Financial Indebtedness incurred under the Term A Facility Agreement, the Revolving Facility Agreement, the Term B Facility Agreement and any Treasury Transactions entered into to manage interest costs under those agreements) for the Group for that period less interest income of the Group over that period, calculated on a consolidated basis in accordance with GAAP.

“Share” means for a Subscriber in relation to a Funding Portion, the proportion of the Funding Portion that is owing to it or to its Subscriber Affiliate, as relevant.

“Sponsorship Deed” means the deed to be entered into between, amongst others, BPC1, Credit Suisse First Boston Australia Equities Limited and the party named as the security trustee in that document.

“Spot Rate” means, on any day, the rate determined by the Facility Agent, in accordance with its usual practice and in the interbank market selected by it, to be the rate at which it is able to purchase one currency by payment in another currency (whether directly or through one or more intermediate currencies) at or about 11.00 am (local time in the place of that market):

(a)	in the case of Euro, 2 TARGET Business Days before that day; and

(b)	in the case of any other currency, 2 Banking Days (in the place of that market) before that day,

for delivery on that day.

“Subordination Deed” means the deed poll dated 27 February 2003 by BPC1, the Parent, the Bridge Facility Agent (a defined in the deed) in favour of any Senior Creditor (as defined in that deed poll).

“Subscriber” means an Initial Subscriber or a New Subscriber, other than an Initial Subscriber or a New Subscriber that has assigned or substituted all of its rights and obligations (including those of its Subscriber Affiliates) under this document and each Facility Agreement in accordance with clause 13.

“Subscriber Affiliate” means, for a Subscriber, a related body corporate that it has nominated in relation to a Borrower in accordance with clause 1.4.

“Subsidiary” means:

(a)	a corporation, partnership, joint venture, trust or other entity of or which (or in which):

(i)	(in the case of a corporation)

(A)	more than 50% of the issued and outstanding voting share capital;

(B)	more than 50% of the issued and outstanding share capital (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital); or

(C)	the power to appoint or control the appointment of more than 50% of the board of directors (irrespective of whether, at the time, share capital of any other class or classes of such corporation has or might have voting power upon the occurrence of any contingency);

(ii)	(in the case of a partnership or joint venture not being a corporation) more than 50% of the interest in the capital or profits of such partnership or joint venture; or

(iii)	(in the case of a trust or estate) more than 50% of the beneficial interest in such trust or estate,

is at the time directly or indirectly owned or controlled by the Parent, by the Parent and one or more other Subsidiaries or by one or more other Subsidiaries; or

(b)	any other entity that the Parent or another Subsidiary “controls” for the purposes of section 50AA of the Corporations Act 2001.

“Subsidiary Limit” means the aggregate of:

(a)	AUD80,000,000; and

(b)	5% of EBITDA of the Group for the period of 12 months ending on the most recent 30 June or 31 December.

“Substitution Certificate” means a certificate substantially in the form set out in schedule 12.

“Super-Majority of Subscribers” means:

(a)	if a Debenture is outstanding and not redeemed, one or more Subscribers whose aggregate Paid Up Amount of all Debentures recorded in a Register as being held by them equals or exceeds 80% of the total Paid Up Amount of all outstanding Debentures;

(b)	if no Debenture is outstanding and paragraph (c) does not apply, one or more Subscribers whose aggregate Commitments equal or exceed 80% of the Total Commitment; or

(c)	if no Debenture is outstanding and the Commitments have been reduced to zero, one or more Subscribers whose aggregate Paid Up Amount of all Debentures recorded in a Register as being held by them immediately before they were repaid or redeemed in full equalled or exceeded 80% of the total Paid Up Amount of all outstanding Debentures at that time,

(calculated, in the case of any part of the Paid Up Amount of a Debenture that is not denominated in Australian Dollars, by reference to the AUD Equivalent of the outstanding amount using the relevant Spot Rate for the Drawdown Date, Rollover Date or Switch Date for the relevant Funding Portions), whether or not 80% of Subscribers by number.

“Supplemental Securities” means:

(a)	new security documents, on substantially the same terms as the existing Security Documents, from each Subsidiary of the Parent incorporated in Germany and in any other jurisdiction where a new security document is reasonably required to ensure that the Facilities are secured by the same assets and on substantially the same terms as the Existing Senior Loan Agreements; and

(b)	any acknowledgements or confirmations reasonably required by the Facility Agent from any of the Subsidiaries of the Parent to ensure that the Facilities are secured by the same assets and on substantially the same terms as the Existing Senior Loan Agreements.

“Switch Date” has the same meaning as in the Term A Facility Agreement.

“TARGET Business Day” means a day on which the TARGET System is operating.

“TARGET System” means the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System or any successor system.

“Tax” means a tax, levy, impost, duty, charge, deduction or withholding, however it is described, that is imposed by a law or a Government Agency, together with any related interest, penalty, fine or other charge.

“Term A Facility Agreement” means the agreement entitled Term A Facility Agreement dated 16 January 2003 between the Parent, each Borrower, the Facility Agent and the Subscribers.

“Term B Facility Agreement” means the USD270,000,000 credit agreement to be entered into between, amongst others, the Parent, the party named as Administrative Agent, the lenders party thereto and Burns Philp Inc..

“Term B Pledge Agreement” means the pledge agreement to be entered into by Burns Philp Inc. and the party named as Administrative Agent.

“Term Debenture” has the same meaning as in the Debenture Trust Deed.

“Term Facility Agreement” means each of the Term A Facility Agreement and the Term B Facility Agreement.

“Termination Date” means 12 December 2007.

“Threshold Amount” means AUD50,000,000 less the amount by which the Revolving Facility Agreement is utilised to satisfy or discharge the obligations of Goodman and its Subsidiaries under, or to refinance, the GMF Securitisation Facility.

“TLA Bridge Debenture” means the Financial Indebtedness incurred under the TLA Bridge Facility.

“TLA Bridge Facility” means the bridge facility made pursuant to the TLA Bridge Senior Funding Agreement and the TLA Bridge Term Facility Agreement.

“TLA Bridge Senior Funding Agreement” means the bridge senior funding agreement to be entered into between the Parent, each borrower party thereto, Credit Suisse First Boston (Melbourne Branch) and the subscribers party thereto.

“TLA Bridge Term Facility Agreement” means the bridge term facility agreement to be entered into between the Parent, each borrower party thereto, Credit Suisse First Boston (Melbourne Branch) and the subscribers party thereto.

“Total Commitment” means the sum of the Facility Commitments under all Facility Agreements.

“Total Debt” means, on any date, the gross amount of all financing liabilities of the Group on that date, calculated on a consolidated basis in accordance with GAAP, including:

(a)	the redemption amount of all debt instruments;

(b)	the principal amount of all finance leases and hire purchase agreements;

(c)	the redemption amount of all redeemable shares issued by a Group Member; and

(d)	all other liabilities that are required by GAAP to be treated as financing liabilities.

“Total Interest Expense” means, for the Group for a period, the gross amount of all interest and financing costs incurred by the Group over that period, calculated on a consolidated basis in accordance with GAAP, after taking into account all realised losses and profits on foreign currency borrowings and financing transactions (other than amounts transferred to foreign currency translation reserves), including:

(a)	the amount of all discounts and similar allowances on the issue or disposal of debt instruments;

(b)	all finance charges under finance leases and hire purchase agreements;

(c)	the amount of all dividends paid or payable on redeemable shares issued by any Group Member; and

(d)	all other expenses and amounts that are required by GAAP to be treated as an interest or financing cost other than amortisation of loan establishment costs,

but excluding interest and financing costs on money borrowed or raised to acquire, develop or improve fixed assets, to the extent that they have been capitalised in the accounts of the Group and excluding:

(e)	interest and financing costs on the redeemed USD 100,000,000 aggregate amount of 51/2 Guaranteed Subordinated Convertible Bonds issued by Burns Philp Treasury (Europe) BV and the redeemed USD 100,000,000 aggregate amount of Conversion Bonds issued by the Parent;

(f)	the make whole premium on existing financial accommodation of Goodman or any amounts paid by any other Group Member in respect of such amount;

(g)	any realised costs of closing out a Treasury Transaction that is incurred in connection with the refinancing of the Existing Senior Loan Agreements or any acquisition of a Subsidiary or business after the date of this document;

(h)	any dividends paid over the period on the Converting Preference Shares (up to conversion); and

(i)	any non-cash items included in interest in the most recent financial statements of the Group.

“Transaction Document” means:

(a)	each New Transaction Document;

(b)	each other Security Document;

(c)	any document or agreement that the Parent and the Facility Agent agree in writing is to be a Transaction Document for the purposes of this document; and

(d)	any document or agreement that amends, supplements, replaces or novates any of the above.

“Transactions” means each of the following transactions:

(a)	refinancing the financial accommodation that is governed by the Existing Senior Loan Agreements;

(b)	acquiring shares or options in Goodman;

(c)	refinancing any financial accommodation of Goodman or its Subsidiaries once it is a Wholly-Owned Subsidiary of the Parent;

(d)	refinancing any financial accommodation of Goodman or its Subsidiaries once Goodman is a Subsidiary of the Parent but before Goodman becomes a Wholly-Owned Subsidiary of the Parent, to the extent such financial accommodation must be refinanced to ensure that the borrower is not in default of its obligations under the document governing that financial accommodation or the maturity date for that financial accommodation has occurred or to ensure that the Group is not in default of its obligations under any financing arrangements;

(e)	refinancing the borrowing under the TLA Bridge Facility;

(f)	the issuance of the Capital Notes and of up to USD210,000,000 senior subordinated notes to be issued by Burns Philp Capital Pty Ltd or Burns Philp Capital (US) Inc. or any alternative senior subordinated facility; and

(g)	to pay any transaction costs relating to the acquisition of shares or options in Goodman, all debt, asset sales and related transaction costs.

“Treasury Transaction” means any foreign exchange agreement, currency or interest purchase, interest rate swap, cap or collar agreement, currency swap agreement, currency and interest rate future or option contract and other similar agreement (whether entered into before, on or after the date of this document).

“United States” means the United States of America (including the District of Columbia), its territories, possessions and other areas subject to the jurisdiction of the United States of America.

“United States Dollar” and “USD” mean the lawful currency of the United States of America.

“US Obligor” means a Group Party that has a Relevant Jurisdiction in the United States.

“USD Base Rate” means:

(a)	for a period for which a rate is normally quoted on the Reuters monitor system page “LIBO” (or any page that replaces that page), or for a comparable period – the relevant USD LIBOR; and

(b)	for any other period – the rate that the Facility Agent calculates by straight-line interpolation in accordance with market practice.

“USD LIBOR” means, for a period:

(a)	the rate determined by the Facility Agent to be the arithmetic mean, expressed as a percentage per annum (rounded up (if necessary) to 4 decimal places), of the rates quoted at or about 11.00 am (London time), 2 Banking Days (in London) before the first day of that period for a period equal or comparable to that period and for value on the first day of that period on the Reuters monitor system page “LIBO” or any page which replaces that page; or

(b)	where the page referred to in paragraph (a) is not available, or less than 3 rates are quoted on that page at that time, the rate determined by the Facility Agent to be the arithmetic mean of the rates expressed as a percentage per annum (rounded up (if necessary) to 4 decimal places), at which deposits:

(i)	denominated in United States Dollars;

(ii)	for the same or a comparable amount;

(iii)	for a period equal or comparable to that period; and

(iv)	for value on the first day of that period,

are offered to the Facility Agent by prime banks, in the interbank market selected by it, at or about 11.00 am (local time in the place of that market) 2 Banking Days in the place of that market before the first day of that period.

“Wholly-Owned Subsidiary” means a company the entire issued share capital of which is beneficially owned by the Parent (either directly or indirectly through other Wholly-Owned Subsidiaries).

1.2	Rules for interpreting this document, the Facility Agreements and Debenture Trust Deed

In this document, the Facility Agreements and the Debenture Trust Deed, headings are for convenience only, and do not affect interpretation. The following rules also apply in interpreting this document, the Facility Agreements and the Debenture Trust Deed, except where the context makes it clear that a rule is not intended to apply.

(a)	A reference to:

(i)	legislation (including subordinate legislation) is to that legislation as amended, re-enacted or replaced, and includes any subordinate legislation issued under it;

(ii)	a document or agreement, or a provision of a document or agreement, is to that document, agreement or provision as amended, supplemented, replaced or novated;

(iii)	a party to this document, to a Facility Agreement, to the Debenture Trust Deed or to any other document or agreement includes a permitted substitute or a permitted assign of that party;

(iv)	a person includes any type of entity or body of persons, whether or not it is incorporated or has a separate legal identity, and any executor, administrator or successor in law of the person; and

(v)	anything (including a right, obligation or concept) includes each part of it.

(b)	A singular word includes the plural, and vice versa.

(c)	A word which suggests one gender includes the other genders.

(d)	If a word is defined, another part of speech has a corresponding meaning.

(e)	If an example is given of anything (including a right, obligation or concept), such as by saying it includes something else, the example does not limit the scope of that thing.

(f)	The word “agreement” includes an undertaking or other binding arrangement or understanding, whether or not in writing.

(g)	The term “arm’s length basis” means on terms that are fair and reasonable and:

(i)	no less favourable to the relevant Group Member than could reasonably be expected to apply in a comparable transaction with a person which is not an affiliate of it where neither party is under any compulsion to enter into the transaction; and

(ii)	no more favourable to such other person than could reasonably be expected to apply in a comparable transaction with a person which is not its affiliate where neither party is under any compulsion to enter into the transaction.

(h)	The “property” of a person is a reference to the whole or any part of its business, undertaking, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), intangible assets, goodwill, shareholdings and uncalled capital including premium whenever acquired, and any other assets whatsoever.

(i)	The term “disposal” includes any sale, assignment, exchange, transfer, concession, loan, lease, surrender, licence, reservation, waiver, compromise, release, dealing, parting with possession, or the granting of any option, right or interest whatever, or any agreement for any of the same, and “dispose” means to make a disposal, and “acquisition” and “acquire” are construed accordingly.

(j)	The term “related body corporate” has the same meaning as in the Corporations Act 2001.

1.3	Business Days

If the day on or by which a person must do something under this document, a Facility Agreement or the Debenture Trust Deed is not a Business Day:

(a)	if the act involves a payment that is due on demand, the person must do it on or by the next Business Day;

(b)	if the act involves a payment that is not due on demand, the person must do it either:

(i)	on or by the next Business Day; or

(ii)	if the next Business Day occurs in the next calendar month or after the Termination Date, on or by the previous Business Day; and

(c)	in any other case, the person must do it on or by the previous Business Day.

1.4	Subscriber Affiliates

(a)	Subject to paragraph (d), a Subscriber may nominate, in a Facility Agreement, in a Substitution Certificate or by notice to the Parent and the Facility Agent at any time, that its Share of Funding Portions to a particular Borrower be provided by a related body corporate of the Subscriber (or, if a related body corporate is already nominated for that Borrower, through a different related body corporate or through its own branch).

(b)	If a Subscriber elects that its Share of Funding Portions to a particular Borrower are to be provided through a related body corporate as contemplated by paragraph (a), the Subscriber must procure that the related body corporate does so as required by the relevant Facility Agreement.

(c)	If a Subscriber Affiliate of a Subscriber provides a Share of Funding Portions as contemplated by paragraph (a):

(i)	the parties to this document must comply with their payment obligations under the Transaction Documents in favour of the Subscriber Affiliate as if the Subscriber Affiliate were itself a Subscriber in relation to those Funding Portions;

(ii)	the Subscriber may exercise the corresponding rights under the Transaction Documents on behalf and for the benefit of the Subscriber Affiliate; and

(iii)	the Subscriber must ensure that the Subscriber Affiliate complies with this document and the Facility Agreements as if it were itself a Subscriber in relation to those Funding Portions.

(d)	A Subscriber may only nominate a related body corporate under paragraph (a) if it is able to make the representation in clause 3.13 in relation to the related body corporate.

(e)	The nomination by a Subscriber of a Subscriber Affiliate in relation to a Borrower does not release the Subscriber from its Commitments or other obligations under this document or a Facility Agreement, except to the extent that the Subscriber Affiliate actually performs such an obligation as contemplated by this subclause.

(f)	The parties acknowledge that a Subscriber will enter into such intragroup arrangements (including, potentially, the giving of intragroup guarantees) as it requires to enable it to provide its Share of Funding Portions to the different Borrowers. It must do so at its own cost.

(g)	A Subscriber may nominate by notice to the Parent and the Facility Agent at any time that, in relation to any Treasury Transaction to be entered into by a Borrower, the Treasury Transaction be made with a related body corporate of the Subscriber rather than with the Subscriber (or, if a related body corporate is already nominated for that Borrower, with a different related body corporate). The parties to this document acknowledge that a Subscriber Affiliate which is a party to the Treasury Transaction with a Borrower is a beneficiary of the trust declared by the Facility Agent in clause 14.3.

1.5	Rights and obligations of the Subscribers and the Facility Agent

(a)	The rights and obligations of the Subscribers and the Facility Agent under the Transaction Documents are several, and none of them is responsible for any act or omission of the others.

(b)	If a Subscriber fails to perform any of its obligations under a Transaction Document, or notifies the Facility Agent that it will not perform any of those obligations, this does not relieve any other party of any of its obligations under any Transaction Document.

(c)	Subject to this document, each Subscriber and the Facility Agent may separately enforce its rights under each Transaction Document.

1.6	Parent to represent Group Parties

Each Group Party irrevocably authorises the Parent and each Authorised Representative of the Parent to exercise that Group Party’s rights and perform that Group Party’s obligations under the Transaction Documents, and agrees that it is bound by anything that the Parent or an Authorised Representative of the Parent does or purports to do on its behalf.

1.7	Changes in GAAP

The parties acknowledge that changes in GAAP after the date of this document may make the operation of clauses 5.3(d) and 5.4, a defined term in clause 1.1, or another clause in this document or a Facility Agreement that refers to GAAP, inappropriate. If the Parent or the Facility Agent considers that this has occurred and notifies the other of them to that effect (the “Notification Date”), the Parent and the Facility Agent agree to negotiate with each other in good faith to attempt to agree to appropriate amendments to the affected clause or definition. The Facility Agent must do so on the instructions of a Majority of Subscribers. If the Parent and the Facility Agent fail to agree on the appropriate amendments to the affected clause or definition within 20 Business Days of the Notification Date then the Parent’s compliance with such affected clause or definition shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until such notification is withdrawn or such clause or definition is amended in a manner satisfactory to the Parent and the Facility Agent (acting on the instructions of Majority of Subscribers).

2.	CONDITIONS PRECEDENT TO ALL FACILITIES

2.1	Conditions precedent

(a)	The Parent may not deliver the first Drawdown Notice under either Facility Agreement until it has provided the Facility Agent with the items listed in part A of schedule 3-1, in form and substance satisfactory to the Facility Agent or the Facility Agent has waived the condition to deliver any of the terms listed in part A of schedule 3-1.

(b)	No Subscriber is obliged to provide its Share of any Funding Portion unless the Parent has provided the Facility Agent with the items listed in part B of schedule 3-1, in form and substance satisfactory to the Facility Agent.

2.2	Prepositioning of funds for the first drawdown

(a)	The Subscribers acknowledge that they may be asked to preposition funds for the Funding Portions to be provided on the first Drawdown Date, in accordance with the Escrow Deed, before all conditions precedent to the provision of those Funding Portions have been satisfied. The Subscribers agree to do this in accordance with the Escrow Deed.

(b)	The Borrowers acknowledge the contents of the Escrow Deed and agree that Funding Portions will be taken to have been made to them in accordance with the procedures set out in that document.

(c)	The Parent and the Borrowers acknowledge, even though some of the funds that the Subscribers preposition with the Facility Agent may be converted into other currencies in accordance with the Escrow Deed, that those funds (and any Funding Portions that are taken to be made with those funds in accordance with the Escrow Deed) are taken for all purposes of this document and the relevant Facility Agreement to have been provided to the Borrowers in the currency in which the Subscribers were requested to provide those funds under the relevant Drawdown Notice.

3.	PAYMENTS

3.1	How payments must be made

(a)	Each Borrower must make each payment under this document or a Facility Agreement by 1.00pm (local time in the place of receipt), by direct transfer of cleared funds to the credit of the account that the Facility Agent nominates at least 3 Business Days before the payment is made (whether or not in the country of issue of the currency in which any relevant Funding Portion is denominated).

(b)	Each Borrower must make each payment under this document or a Facility Agreement without any set-off or counterclaim and (to the extent permitted by law) free and clear of, and without deduction or withholding for or on account of, any Taxes (other than Excluded Taxes).

3.2	Facility Agent must distribute receipts

Unless this document or a Facility Agreement provides otherwise, each payment that a Borrower makes to the Facility Agent is made for the account of the Subscribers entitled to that payment, and the Facility Agent must distribute each amount that it receives for the account of one or more Subscribers in accordance with their entitlements:

(a)	by direct transfer of cleared funds to the credit of the account that the Subscriber nominates at least 1 Business Day before the payment is made; and

(b)	if the Facility Agent receives the payment by 1.00 pm (local time in the place of receipt) on a Banking Day in the place of receipt, on the day the Facility Agent receives it or, if the Facility Agent receives it after that time, by the next Banking Day.

3.3	Facility Agent only obliged to distribute actual receipts

The Facility Agent is not obliged to pay any amount to, or on behalf of, any party (the “Receiving Party”) until it is satisfied that it has received that amount from the party obliged to pay it (the “Paying Party”). However, the Facility Agent may assume that the amount has been, or will be, paid to it in accordance with this document or the relevant Facility Agreement. If the Facility Agent pays an amount to, or on behalf of, a Receiving Party, but determines later that it had not already received that amount from the Paying Party:

(a)	the Receiving Party must refund or reimburse that amount to the Facility Agent on demand; and

(b)	the Receiving Party or (at the option of the Facility Agent) the Paying Party, must indemnify the Facility Agent against, and must pay the Facility Agent (for its own account) on demand the amount of, all losses, liabilities, expenses and Taxes (other than Excluded Taxes) that the Facility Agent incurs because it paid that amount before it received it.

3.4	Effect of payment to Facility Agent

Subject to this document, a payment by a Group Party to a Subscriber, or to the Facility Agent for the account of a Subscriber, satisfies the Group Party’s obligation to that Subscriber except to the extent that:

(a)	that Subscriber is obliged to share the payment with another party in accordance with this document; or

(b)	the Facility Agent or that Subscriber is obliged to refund the payment under any applicable law (whether relating to insolvency or otherwise).

3.5	Application of money

(a)	If any amount that the Facility Agent receives is not sufficient to satisfy all the outstanding obligations of the Group Parties to the Facility Agent in that capacity and to the Subscribers under each Transaction Document, the amount is to be applied in the following order:

(i)	first in payment to the Facility Agent and the Subscribers of amounts due to them under clause 10;

(ii)	then in payment to the Subscribers of interest due under a Facility Agreement;

(iii)	then in payment to the Facility Agent of fees due to it for its own account;

(iv)	then in repayment to the Subscribers of the principal amount of outstanding Funding Portions by reducing the Paid Up Amount of Debentures then due; and

(v)	then in payment to the Facility Agent and the Subscribers of any other amounts due under the Transaction Documents,

in each case (if necessary) rateably in accordance with their entitlements.

(b)	If the Facility Agent is required to apply money in accordance with paragraph (a) towards payment of obligations that are future or contingent, or have accrued but are payable at a future time, it must withhold a corresponding proportion of that money until:

(i)	the obligation becomes actually due for performance; or

(ii)	in the case of future or contingent obligations, it is satisfied that the obligation will not become actually due for performance,

and at that time the Facility Agent must apply the relevant amount in accordance with paragraph (a).

3.6	Deductions and withholdings by Group Parties

If at any time an applicable law obliges a Group Party to make a deduction or withholding in respect of Taxes from a payment under a Transaction Document, the Parent:

(a)	must notify the Facility Agent of the obligation promptly after any Group Party becomes aware of it;

(b)	must ensure that the deduction or withholding does not exceed the minimum amount required by law;

(c)	must pay to the relevant Government Agency on time the full amount of the deduction or withholding and promptly deliver to the Facility Agent a copy of any certified receipt, certificate or other proof of payment; and

(d)	unless the Tax is an Excluded Tax, must indemnify (or ensure that the relevant Group Party indemnifies) the party entitled to the payment against the deduction or withholding by paying (or ensuring that the relevant Group Party pays) to that party, at the time that the payment to that party is due, an additional amount that ensures that, after the deduction or withholding is made, that party receives a net sum equal to the sum that it would have received if the deduction or withholding had not been made.

3.7	Deductions and withholdings by or affecting the Facility Agent or a Subscriber

(a)	If at any time an applicable law obliges the Facility Agent to make a deduction or withholding in respect of Taxes from a payment by it under a Transaction Document to a party other than a Group Member:

(i)	the Facility Agent must notify the Parent of the obligation promptly after the Facility Agent becomes aware of it;

(ii)	the Facility Agent must ensure that the deduction or withholding does not exceed the minimum amount required by law;

(iii)	the Facility Agent must pay to the relevant Government Agency on time the full amount of the deduction or withholding and promptly deliver to that party a copy of any certified receipt, certificate or other proof of payment; and

(iv)	unless the Tax is an Excluded Tax, the Parent (or at the Parent’s direction the relevant Group Party), must indemnify that party against the deduction or withholding by paying to the Facility Agent (for the account of that party), at the time that the payment is due, an additional amount that ensures that, after the deduction or withholding is made, the party receives a net sum equal to the sum that it would have received if the deduction or withholding had not been made.

(b)	If at any time an applicable law obliges the Facility Agent or a Subscriber to pay Taxes (other than Excluded Taxes) as a result of the failure of a Group Party to make a deduction or withholding in respect of Taxes on account of a payment under a Transaction Document, or as a result of the application of the United States “conduit financing arrangement” rules (Treasury Regulation 1.881-3) or similar provisions of non-U.S. law, then:

(i)	the Facility Agent or Subscriber must notify the Parent of the obligation promptly after becoming aware of the obligation;

(ii)	the Facility Agent or Subscriber must ensure that the Tax liability does not exceed the minimum amount required by law;

(iii)	the Facility Agent or Subscriber must pay to the relevant Government Agency on time the full amount of the Tax and promptly deliver to the Parent a copy of any certified receipt, certificate or other proof of payment; and

(iv)	the Parent (or at the Parent’s direction the relevant Group Party) must indemnify the Facility Agent or Subscriber against the Tax by paying the Facility Agent or Subscriber, at the time that the Tax is due, an additional amount that ensures that the Facility Agency or Subscriber retains, on an after-Tax basis, the amount that it would have retained had the Tax not been payable.

3.8	Currency of payments

Each Group Party must pay each amount required to be paid by it under this document or a Facility Agreement in the currency in which that amount is denominated.

3.9	Currency indemnity

If, for any reason (including as a result of a judgment or order), an amount payable by a Group Party under or in respect of a Transaction Document (the “Relevant Amount”) is received by the Facility Agent or a Subscriber in a currency (the “Payment Currency”) that is not the currency in which the amount is expressed to be payable under the relevant Transaction Document (the “Required Currency”) then the relevant Group Party, as an independent obligation, must indemnify against, and must pay the relevant payee on demand the amount of, any shortfall between:

(a)	the amount of Required Currency which the relevant payee receives on converting the amount it received in the Payment Currency into an amount in the Required Currency in accordance with its usual practice; and

(b)	the Relevant Amount in the Required Currency.

3.10	Repayment following exchange rate fluctuations

(a)	If:

(i)	as a result of exchange rate fluctuations, the sum of the AUD Equivalent of each outstanding Funding Portion is greater for any 4 consecutive Business Days than 110% of the AUD Facility Cap on those days; and

(ii)	a Subscriber so instructs the Facility Agent,

the Facility Agent must notify the Parent (the day on which it does so being the “Notification Date”), and the Parent must ensure that Borrowers, on the day that falls 5 Business Days after the Notification Date:

(iii)	prepay Funding Portions (as selected by the Parent or, if the Parent makes no selection, by the Facility Agent) by reducing the aggregate Paid Up Amount of all Debentures, in the currency of the relevant Funding Portion, by the aggregate amount that is necessary to reduce the AUD Equivalent (calculated using the Spot Rate on the Notification Date) of all outstanding Funding Portions to an amount that is no greater than the AUD Facility Cap (or such other amount as the Parent and the Facility Agent (acting on instructions of all the Subscribers) may agree); and

(iv)	pay all amounts payable under clause 10.1(e) in relation to those repayments or reductions.

(b)	If Borrowers switch Funding Portions under clause 6 of the Term A Facility Agreement so that, on the relevant Switch Date, the AUD Equivalent of Funding Portions that are denominated in Euro is greater than 25% of the AUD Equivalent of all outstanding Funding Portions, the Subscribers agree to consider in good faith a request from the Parent to restructure the operation of paragraph (a) so that it only applies in relation to Funding Portions that are not denominated in Euro, on the basis that the AUD Facility Cap reduces accordingly.

(c)	The Facility Agent agrees with the Subscribers that it will monitor the AUD Equivalent of outstanding Funding Portions and will advise the Subscribers if the sum of the AUD Equivalent of each outstanding Funding Portion is greater for any 4 consecutive Business Days than 110% of the AUD Facility Cap on those days, as contemplated by paragraph (a)(i).

3.11	Default interest

(a)	The Parent and each other Group Party must pay interest on each amount that it does not pay under or in connection with a Transaction Document when due, from (and including) the day on which it falls due to (but excluding) the day on which it is paid in full, at the rate calculated in accordance with paragraph (b). This interest must be paid on demand.

(b)	Interest on an unpaid amount in any currency accrues each day in a Default Interest Period at the Default Rate for that currency for that Default Interest Period, and is capitalised (if not paid) on the last day of that Default Interest Period.

(c)	This subclause does not affect the Parent’s or any other Group Party’s obligation to pay each amount under this document when it is due.

(d)	If a liability of the Parent or any other Group Party becomes merged in a judgment or order, the Parent or that Group Party, as an independent obligation, must pay interest on the amount of that liability, from (and including) the date of the judgment or order until it is paid in full, at the higher of the rate that applies under the judgment or order and the rate calculated in accordance with this subclause.

(e)	Interest under this clause:

(i)	accrues daily; and

(ii)	is calculated on the basis of:

(A)	the actual number of days on which interest has accrued; and

(B)	either a 360 or 365 day year, depending on the basis that the Facility Agent decides is generally accepted as appropriate in relation to the currency in which the relevant amount is denominated.

3.12	Group Parties to notify the Facility Agent of payments

If a Group Party makes a payment under this document or a Facility Agreement direct to a Subscriber, the Parent must advise the Facility Agent within 1 Business Day of the identity of the payer and the payee, the amount of the payment and the obligation to which the payment relates.

3.13	Representation by the Subscribers

Each Subscriber separately represents to the Parent that it will provide (or procure that a Subscriber Affiliate provides) its Share of a Funding Portion to a Borrower through the relevant Lending Office as part of carrying on business in the jurisdiction in which the Lending Office is located at or through a permanent establishment in that jurisdiction.

4.	REPRESENTATIONS AND WARRANTIES

4.1	Legal representations and warranties

The Parent represents and warrants to the Facility Agent, the Subscribers (including any Subscriber Affiliate) and the Arrangers, in respect of itself and separately in respect of each Borrower and each other Subsidiary, as of the date of this document and as of the first Drawdown Date, that, except as disclosed in schedule 11 or as contemplated by clause 5.8:

(a)	(status) it:

(i)	is a corporation duly established (and, in the case of a corporation incorporated in the United States of America, validly existing and in good standing), under the laws of its country and (where relevant) state, province, canton, territory or similar political subdivision of its place of incorporation; and

(ii)	is duly qualified or licensed and (where the concept has a technical meaning) in good standing as a foreign corporation (or other entity) in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it so to qualify or be licensed;

(b)	(power) it has full legal capacity and power to:

(i)	own or lease and operate its property and to carry on its business; and

(ii)	enter into the Transaction Documents and to carry out the transactions that they contemplate;

(c)	(authority) it has taken all corporate or other action that is necessary to authorise its entry into the Transaction Documents and its carrying out the transactions that they contemplate;

(d)	(Authorisations) it holds each Authorisation that is necessary to:

(i)	enable it to properly execute the Transaction Documents and to carry out the transactions that they contemplate;

(ii)	ensure that each Transaction Document is legal, valid, binding and admissible in evidence; or

(iii)	enable it to properly carry on its business,

and it is complying with any conditions to which any of these Authorisations is subject;

(e)	(documents effective) each Transaction Document to which it is expressed to be a party constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms (except to the extent limited by equitable principles and laws affecting creditors’ rights generally) subject to any necessary stamping or registration;

(f)	(ranking) its payment obligations under each Transaction Document with respect to its rights against collateral secured under the Securities rank ahead of all its unsecured and unsubordinated payment obligations (whether present or future, actual or contingent), other than obligations that are mandatorily preferred by law;

(g)	(no contravention) neither its execution of the Transaction Documents nor the carrying out by it of the transactions that they contemplate, does or will:

(i)	contravene any law to which it or any of its property is subject or any order of any Government Agency that is binding on it or any of its property;

(ii)	contravene any Authorisation;

(iii)	contravene any undertaking or instrument binding on it or any of its property;

(iv)	contravene its constitution; or

(v)	require it to make any payment or delivery in respect of any Financial Indebtedness before it would otherwise be obliged to do so;

(h)	(no filings or Taxes) it is not necessary or desirable, to ensure that any Transaction Document is legal, valid, binding or admissible in evidence, that any Transaction Document or any other document be filed or registered with any Government Agency (other than any filings that are to be made in connection with the contemplated execution of any New Security Documents or other filings disclosed in the legal opinions referred to in schedule 3-1 Part B on or around the first Drawdown Date), or that any Taxes be paid;

(i)	(effectiveness of the Securities) each Security to which it is expressed to be a party constitutes a valid perfected first-priority Security Interest in accordance with its terms over the property to which it is expressed to apply;

(j)	(corporate benefit) it benefits from entering into the Transaction Documents;

(k)	(no trust) it has not entered and is not entering into any Transaction Document as trustee of any trust or settlement;

(l)	(ownership of assets) it is the legal and beneficial owner of the property identified as belonging to it in the most recent financial statements provided to the Facility Agent;

(m)	(no Insolvency Event) no Insolvency Event has occurred and is continuing in relation to it;

(n)	(no Encumbrance) none of its property is subject to an Encumbrance other than a Permitted Encumbrance;

(o)	(no Controller) no Controller is currently appointed in relation to any of its property;

(p)	(no litigation) no litigation, arbitration, mediation, conciliation or administrative proceedings are taking place, pending, or to the knowledge of any of its officers after due inquiry, threatened which, if adversely decided, could have a Material Adverse Effect;

(q)	(environmental compliance) it is in full compliance in all material respects with all Environmental Laws applicable to it, its business or its property; and

(r)	(High Yield Notes) the Financial Indebtedness incurred by it under the Transaction Documents constitutes and is designated as “Designated Senior Indebtedness” under and as defined in the High Yield Note Indenture and the New High Yield Notes Indenture.

4.2	Additional representations and warranties by the Parent

The Parent also represents and warrants to the Facility Agent, the Subscribers (including any Subscriber Affiliate) and the Arrangers, as of the date of this document and as of the first Drawdown Date that, except as described in schedule 11:

(a)	(Group structure) the most recent Group Structure Chart as at the date it was delivered to the Facility Agent was a complete and accurate description of all entities that are Group Members and of the ownership relationships between them, so that (for example):

(i)	it includes full details of the jurisdiction in which each Group Member is incorporated;

(ii)	in the case of any Group Member that is not a Wholly-Owned Subsidiary, it accurately describes the percentage of its ordinary issued share capital (rounded to the nearest 5%) which, at the date of this document, is beneficially owned by the Parent or any other Group Member; and

(iii)	it accurately describes any equity instruments or entitlements to equity instruments that any Group Member has issued as at the date of this document to any person who is not a Group Member;

(b)	(Accounts):

(i)	the most recent Accounts that it has given to the Facility Agent have been prepared in accordance with the laws of Australia and (unless inconsistent with those laws) GAAP;

(ii)	the most recent Accounts that it has given to the Facility Agent give a true and fair view of the financial condition of it and the Group as at the date to which they are made up and of the results of operations of it and the Group for the period that they cover (it being understood that the Accounts provided pursuant to clause 5.2(b) need not qualify as “true and fair” for the purposes of GAAP); and

(iii)	there has been no change since the date of the most recent Accounts that it has given to the Facility Agent that could have a Material Adverse Effect;

(c)	(IM and other information):

(i)	the contents of any information memorandum that the Parent approves for use in the syndication of the Facilities, and any other written information and reports that it has given to the Lead Arranger and Underwriter or the Facility Agent (whether before or after this document was executed) in connection with any Transaction Document (but not information in connection with Goodman and its Subsidiaries prior to Goodman becoming a Wholly-Owned Subsidiary of the Parent), are true, complete and accurate in all material respects and not misleading in any material respect (including by omission), subject to any qualifications in them and except to the extent that the information or report has been superseded by later written information or a later written report provided to the Lead Arranger and Underwriter or the Facility Agent by the Parent;

(ii)	any forecasts and projections (but not projections in connection with Goodman and its Subsidiaries prior to Goodman becoming a Wholly-Owned Subsidiary of the Parent and not extrapolations) in them, taken in context and subject to the detailed terms of the relevant information or report have been prepared in good faith based upon what the Parent believes to be reasonable assumptions (it being understood that such forecasts and projections are subject to significant uncertainties and contingencies, many of which are beyond the Parent’s control and the Parent can give no assurance that the forecasts and projections will be realised); and

(iii)	any opinions in them (other than opinions prepared by external advisers), taken in context and subject to the detailed terms of the relevant information or report, are fair and reasonable and were formed after due inquiry and consideration by appropriate officers, as at the date of this document or, if given later, when given;

(d)	(disclosure of relevant information) it has disclosed to the Facility Agent and each Subscriber all the information that such parties have requested as being material to an assessment by that party of the risks that that party assumes by entering into any Transaction Document; and

(e)	(no default or Review Event) no:

(i)	Event of Default;

(ii)	Potential Event of Default; or

(iii)	Review Event,

has occurred and is continuing, and no Group Party is in breach of any other document or agreement in a manner that could have a Material Adverse Effect.

4.3	US specific representations and warranties

The Parent and each US Obligor represents and warrants to the Facility Agent, the Subscribers (including any Subscriber Affiliate) and the Arrangers that:

(a)	neither BP US nor any ERISA Subsidiary has incurred:

(i)	any unsatisfied “accumulated funding deficiency” within the meaning of section 412 of the Code, and section 302 of ERISA, whether or not waived, with respect to an Employee Benefit Plan;

(ii)	any unsatisfied liability to the Pension Benefit Guaranty Corporation established under ERISA (other than for Pension Benefit Guaranty Corporation insurance premiums payable in the ordinary course), or under Title IV of ERISA, in connection with any Employee Benefit Plan terminated, established or maintained by it; or

(iii)	any unsatisfied withdrawal liability in connection with a complete or partial withdrawal from a multiemployer plan within the meaning of section 3(37) of ERISA, or expects to withdraw from such a plan, nor has BP US or any of its Subsidiaries had any tax or penalty assessed against it by the United States Internal Revenue Service or United States Department of Labor for any alleged violation under section 4975 of the Code or section 404 or 406 of ERISA;

(b)	none of BP US, any of its Subsidiaries or any Group Member is a party in interest (as defined in section 3(14) of ERISA) or a disqualified person (as defined in section 4975(e)(2) of the Code) with respect to any Employee Benefit Plan, other than an Employee Benefit Plan sponsored by BP US or another member of BP US or any other entity treated as a single employer with respect to BP US under section 414(b), (c), (m) or (o) of the Code for the benefit of the employees of BP US, such other entities or Nutrition 21, Inc;

(c)	each Employee Benefit Plan and Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders, including those which must be complied with to obtain the most favourable tax advantages and has been maintained in good standing with applicable regulatory authorities and the level of plan assets in each Employee Benefit Plan exceeds the liabilities under each such Plan that is subject to section 412 of the Code or section 302 of ERISA (based on the assumptions used to fund such Plan), as of the date of the most recent financial statements reflecting those amounts;

(d)	each location in the United States at which a US Obligor has equipment, inventory or real property with an aggregate fair market value equal to or greater than $1,000,000 is specified in schedule 8 for that US Obligor;

(e)	no part of the proceeds of any Funding Portion will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System of the United States, including Regulation U or X; and

(f)	neither the Parent nor any of its Subsidiaries is:

(i)	an “investment company” as defined in, or subject to regulation under, the United States Investment Company Act of 1940; or

(ii)	a “holding company” as defined in, or subject to regulation under, the United States Public Utility Holding Company Act 1935.

4.4	Repetition of representations and warranties

The representations and warranties in this clause (other than clauses 4.1 (d), (e), (g), (i), (m), (n), (o), (p) or (q) or clause 4.2(a) and in the case of each Rollover Date, Switch Date and Interest Payment Date, clause 4.2(e)(ii) or (e)(iii)) are taken to be repeated on each Drawdown Date (other than the first Drawdown Date), each Rollover Date, each Switch Date and each Interest Payment Date, on the basis of the facts and circumstances as at that date (or, in the case of clause 4.2(c), as at the dates contemplated by that clause, provided that the representation and warranty in clause 4.2(c)(i) in respect of any information memorandum will not be taken to be repeated after the earlier of:

(a)	the date the Lead Arranger and Underwriter notifies the Parent that the syndication of the Facilities is complete; and

(b)	9 months from the first Drawdown Date under the Facilities, unless the Lead Arranger and Underwriter requests an extension to this date which is approved by the Parent (such approval not to be unreasonably withheld or delayed), in which case 12 months from the Drawdown Date under the Facilities.

4.5	Reliance on representations and warranties

Each Group Party acknowledges that the other parties have executed the New Transaction Documents and agreed to take part in the transactions that the New Transaction Documents contemplate in reliance on the representations and warranties that are made or repeated in this clause.

4.6	No representations to the Group Parties

Each Group Party acknowledges that it has not relied and will not rely on any representation, statement or promise made by or on behalf of any other party in deciding to enter into any Transaction Document or to exercise any right or perform any obligation under any Transaction Document.

4.7	Acknowledgment of foreign currency risks

(a)	The Parent and each Borrower represents and warrants to each Arranger, the Facility Agent and the Subscribers (including any Subscriber Affiliate) it is fully aware of the risks involved when a Borrower draws a Funding Portion (including the risk that exchange rate fluctuations may cause the AUD Equivalent of a Funding Portion to become significantly greater than the AUD Equivalent as at the Drawdown Date, Rollover Date or Switch Date for that Funding Portion).

(b)	The Parent and each Borrower agrees that the Arrangers, the Facility Agent and the Subscribers (including any Subscriber Affiliate) are not:

(i)	responsible for monitoring or managing the Group’s exposure to exchange rate fluctuations, or for advising any Group Member of any fluctuations;

(ii)	obliged to take any action in order to limit that exposure; or

(iii)	liable for any losses or liabilities that a Borrower may incur by drawing a Funding Portion in any currency.

5.	UNDERTAKINGS

5.1	General undertakings

The Parent must:

(a)	(maintain status) maintain, and ensure that each of its Subsidiaries maintains, its corporate existence except, in the case of an Excluded Subsidiary, to the extent that it is Liquidated in accordance with clause 5.8;

(b)	(comply with law) comply with, and ensure that each of its Subsidiaries complies with, all applicable law including by paying when due all Taxes for which it or any of its property is assessed or liable (except to the extent that these are being diligently contested in good faith and by appropriate proceedings and it or the relevant Subsidiary has made adequate reserves for them);

(c)	(environmental compliance) either:

(i)	comply, and ensure that each Subsidiary complies, in all material respects with all Environmental Laws applicable to it, its business or its property including (at its cost) obtaining all necessary Authorisations for the conduct of its business; or

(ii)	be working in accordance with an approved plan with applicable Government Agencies to remedy any non-compliance with paragraph (c)(i);

(d)	(prospective environmental issues) undertake action in accordance with sound business practices to address any actual or prospective environmental issue in relation to a Group Member, its business or property to ensure that it does not develop into a breach of an Environmental Law;

(e)	(keep books) keep, and ensure that each Subsidiary keeps, proper books of account recording its activities, and permit the Facility Agent or its representatives on request to examine and take copies of them;

(f)	(hold Authorisations) obtain and maintain, and ensure that each Subsidiary obtains and maintains, each Authorisation that is necessary to:

(i)	enable it to properly execute the Transaction Documents and to carry out the transactions that they contemplate;

(ii)	ensure that each Transaction Document is legal, valid, binding and admissible in evidence; or

(iii)	enable it to properly carry on its business,

and must comply with any conditions to which any of these Authorisations is subject except, in the case of an Excluded Subsidiary, to the extent that it is Liquidated in accordance with clause 5.8;

(g)	(keep documents effective) ensure that each Transaction Document to which a Group Member is expressed to be a party remains the legal, valid and binding obligation of that Group Member, enforceable against it in accordance with its terms (except to the extent limited by equitable principles and laws affecting creditors’ rights generally);

(h)	(no contravention) ensure that neither the execution by a Group Member of the Transaction Documents nor the carrying out by any Group Member of the transactions that the Transaction Documents contemplate:

(i)	contravenes any law to which a Group Member or any of its property is subject or any order of any Government Agency that is binding on a Group Member or any of its property;

(ii)	contravenes any Authorisation;

(iii)	contravenes any undertaking or instrument binding on any Group Member or any of its property;

(iv)	contravenes the constitution of any Group Member; or

(v)	requires any Group Member to make any payment or delivery in respect of any Financial Indebtedness before it would otherwise be obliged to do so;

(i)	(keep Securities effective) ensure that each Security constitutes a valid perfected first-priority Security Interest in accordance with its terms over the property to which it is expressed to apply;

(j)	(insurance) keep, and must ensure that each Subsidiary keeps, its property and business insured:

(i)	against the risks and in the amounts that are prudent or usual for a person conducting a business similar to the relevant entity, with sound and reputable insurers; or

(ii)	as the Facility Agent reasonably requires,

and must provide the Facility Agent on each anniversary of the date of this document, or otherwise on request, with details of the insurance, evidence that it is in full effect and evidence that all premiums have been paid, by providing the Facility Agent on request with a certificate of currency from a reputable insurance broker in relation to the Group’s global insurance policies, together with a report from that insurance broker confirming that those policies comply with the requirements of this paragraph;

(k)	(no administrator) not appoint, and ensure that no Subsidiary appoints, an administrator or other insolvency official without at least 1 Business Day’s prior notice to the Facility Agent, except, in the case of an Excluded Subsidiary, as part of a Liquidation in accordance with clause 5.8;

(l)	(permitted use of funds) ensure that each Borrower applies all Funding Portions made to it solely for the purposes specified in the relevant Facility Agreement;

(m)	(terms of Associate arrangements):

(i)	use its best endeavours, to the extent that the relevant contractual arrangements permit it to do so, to prevent its Associates from incurring Financial Indebtedness or acquiring businesses or companies other than as contemplated by clause 7.3(g); and

(ii)	if it or a Group Member proposes to acquire an Associate after the date of this document:

(A)	use its best endeavours in the negotiation of the contractual arrangements regarding the Associate, in a manner that is commercially realistic in the context of that Associate and the Group’s proposed investment in it, to ensure that it is able to prevent that Associate from incurring Financial Indebtedness or acquiring businesses or companies other than as contemplated by clause 7.3(g); or

(B)	to the extent that it is not able to exercise the control contemplated by paragraph (m)(ii)(A) in relation to Financial Indebtedness of the Associate, ensure that there is no recourse (including by way of Guarantee) to any Group Member in relation to that Financial Indebtedness.

5.2	Reports and information

The Parent must give the Facility Agent:

(a)	(annual Accounts) as soon as possible (and in any event within 90 days) after the end of each Financial Year, a set of its audited Accounts (consolidated and unconsolidated) for that Financial Year, prepared in accordance with the laws of Australia and (except where inconsistent with those laws) GAAP;

(b)	(quarterly Accounts) as soon as possible (and in any event within 45 days) after the end of each Financial Quarter, a set of its unaudited consolidated Accounts for that Financial Quarter, prepared in accordance with the laws of Australia and (except where inconsistent with those laws) GAAP, and certified by a director or the chief financial officer of the Parent as giving a true and fair view of the Group for that Financial Quarter (but without requiring the Parent to include the notes or disclosures that GAAP would otherwise require to be provided with those Accounts in order for the Accounts to qualify as “true and fair” for the purposes of GAAP);

(c)	(compliance certificates) at the same time as it gives the Facility Agent any Accounts under paragraph (a) or (b), a certificate that:

(i)	sets out each of the Debt Service Cover Ratio, the Gearing Ratio, the Senior Debt Ratio, the Interest Cover Ratio and the Senior Interest Cover Ratio for the period of 12 months that ends on the day to which those Accounts are prepared, together with such details as are required to demonstrate the calculation of those ratios;

(ii)	sets out the amount of Capex that each Group Member expended over the relevant period or that each Group Member entered into an unconditional contractual commitment over the relevant period, with a person who is not a Group Member, to expend as Capex over the period of 6 months following the end of the period;

(iii) (A)	in the case of a certificate that is given at the same time as Accounts under paragraph (a), is certified as correct by the accounting firm that audited those Accounts; and

(B)	in the case of a certificate that is given at the same time as Accounts under paragraph (b), is certified as correct by a director or the chief financial officer of the Parent;

(d)	(copy of reports) a copy of each document that it gives to its shareholders or to any stock exchange, at the same time as it gives it to them or it;

(e)	(notice of default or Review Event) as soon as it becomes aware that an Event of Default, Potential Event of Default or Review Event has occurred, full details of that Event of Default, Potential Event of Default or Review Event;

(f)	(notice of litigation) full details of any litigation, arbitration, mediation, conciliation or administrative proceeding which involves a claim exceeding AUD20,000,000 (or its equivalent in any other currency) or which, if adversely decided, could have a Material Adverse Effect, as soon as the proceedings are commenced or threatened;

(g)	(other information) promptly on request (and in any event within 5 Business Days) any other information relating to the financial condition, business, property and affairs of itself or any Group Member (including copies of internal management reports, budgets and forecasts) that the Facility Agent reasonably requests; and

(h)	(Goodman information) as soon as practicable following the Parent obtaining access to the books and records and financial information of Goodman and in any event within 90 days of Goodman becoming a Wholly-Owned Subsidiary of the Parent, an update to the due diligence reports prepared by KPMG in respect of the Group dated 28 May 2001 and the update due diligence report on Directors’ Projections addressed to and capable of being relied upon by the Facility Agent and the Subscribers, the scope of such update to be as reasonably required by the Facility Agent after consultation with the Parent and to include the financial results of the Group for the period ended 31 December 2002 together with 5 years of financial projections which take into account the acquisition of Goodman and its Subsidiaries; and

(i)	(Projections ) promptly on request (and in any event within 5 Business Days of the first Drawdown Date) pro forma projections for the Parent and the Subsidiaries on a consolidated basis, reasonably satisfactory to the Facility Agent, for the period from and including the first Drawdown Date to and including 30 June 2009, presented on a quarterly basis for the first 12 months of such period and on a yearly basis thereafter.

5.3	Negative undertakings

The Parent must:

(a)	(negative pledge) not create or permit to exist, and ensure that no Subsidiary creates or permits to exist, any Encumbrance over any of its property, other than a Permitted Encumbrance;

(b)	(no Financial Indebtedness) not incur Financial Indebtedness, and must ensure that no Subsidiary or (if the matter is within the Parent’s control) Associate incurs Financial Indebtedness, without the consent of the Facility Agent (acting on the instructions of a Super-Majority of Subscribers), other than:

(i)	in the case of itself and the Subsidiaries:

(A)	Existing Treasury Transactions (which may be secured under the Securities as Priority 1 Debt and Priority 1 Beneficiary’s Debt);

(B)	Treasury Transactions entered into with a Subscriber or a Subscriber Affiliate or a Lender or an Affiliate of a Lender (which may be secured under the Securities as Priority 1 Debt and Priority 1 Beneficiary’s Debt) and unsecured Treasury Transactions entered into with any other person;

(C)	working capital facilities entered into by one or more Group Security Providers with financial institutions (which may be secured as Priority 1 Debt and Priority 1 Beneficiary’s Debt if the financial institutions first enter into an intercreditor agreement with the Facility Agent on terms reasonably satisfactory to the Facility Agent) as long as the aggregate principal amount of Financial Indebtedness outstanding under such working capital facilities does not exceed AUD 40,000,000 on any date;

(D)	Financial Indebtedness entered into by any Group Security Provider, as long as it is either:

(I)	unsecured; or

(II)	secured under the Securities as Priority 2 Debenture Stockholder’s Debt, Priority 3 Debenture Stockholder’s Debt or Priority 4 Debenture Stockholder’s Debt (each as defined in the Security Trust Deed), and the providers of the Financial Indebtedness first enter into an intercreditor agreement with the Facility Agent on terms reasonably satisfactory to the Facility Agent;

(E)	other Financial Indebtedness entered into by a Group Member that is not a Group Security Provider, as long as:

(I)	the sum of all such Group Members’:

FI x POI,

where:

FI	for each such Group Member is the aggregate principal amount of all such Financial Indebtedness of the Group Member; and

POI	for each such Group Member is the Parent’s direct or indirect proportionate ownership interest in the Group Member,

does not exceed the Subsidiary Limit at any time; and

(II)	the Financial Indebtedness is either unsecured, or only secured over assets of the relevant Group Member;

(F)	Financial Indebtedness that is provided by a Group Member to a Group Security Provider, or by a Group Member (the “First Group Member”) to another Group Member in which the Parent’s direct or indirect proportionate ownership interest is the same or greater than the Parent’s direct or indirect proportionate ownership in the First Group Member;

(G)	Financial Indebtedness that is provided by a Group Security Provider to Goodman or any Wholly-Owned Subsidiary of Goodman after Goodman has become a Subsidiary of the Parent but before Goodman has become a Group Security Provider;

(H)

(I)	Financial Indebtedness incurred under the Term B Facility Agreement (which may be secured under the Term B Pledge Agreement and under the Securities as Priority 1 Debt and Priority 1 Beneficiary’s Debt); or

(II)	if the commitment under the Term B Facility Agreement is reduced (the amount of the reduction being the “Reduction Amount”), any other Financial Indebtedness up to an amount equal to the Reduction Amount incurred in substitution for the Reduction Amount(which may be secured under the Term B Pledge Agreement and under the Securities as Priority 1 Debt and Priority 1 Beneficiary’s Debt); and

(III)	and any other Financial Indebtedness up to USD $100,000,000 secured on the same basis and ranking pro rata and pari passu with the Term A Facility Agreement and the Term B Facility Agreement which constitutes an incremental loan amount (as defined in the Term B Facility Agreement) (which may be secured under the Term B Pledge Agreement and under the Securities as Priority 1 Debt and Priority 1 Beneficiary’s Debt);

(I)	Financial Indebtedness of Goodman or any of its Subsidiaries that:

(I)	exists on the Control Date; and

(II)	does not exceed USD$50,000,000 from and after the later of the date that is 75 days after:

(1)	the Control Date; and

(2)	the first Drawdown Date;

(J)

(I)	the TLA Bridge Debenture and any other Financial Indebtedness incurred under the TLA Bridge Facility (which may be secured under the Securities as Priority 1 Debt and Priority 1 Beneficiary’s Debt) and any Financial Indebtedness provided to Goodman to fund the repayment, prepayment or redemption of the GMF Notes; provided the entire outstanding principal amount thereof must be repaid on or prior to the first Drawdown Date; and

(II)	and any other Financial Indebtedness provided that in each case such Financial Indebtedness is used to repay in full all amounts outstanding under the Facility Agreements on the day such other Financial Indebtedness is drawn (which may be secured under the Securities as Priority 1 Debt and Priority 1 Beneficiary’s Debt).

(ii)		in the case of Associates, any Financial Indebtedness as long as the sum of all Associates’:

FI x POI,

where:

	FI	for each Associate is the aggregate principal amount of all such Financial Indebtedness of the Associate; and

	POI	for each Associate is the Parent’s direct or indirect proportionate ownership interest in the Associate,

does not exceed the Associate Limit at any time;

(c)	(no disposal of property) not dispose of, declare a trust over or otherwise create an interest in, and must ensure that no Subsidiary disposes of, declares a trust over or otherwise creates an interest in, any of its property except:

(i)	as permitted by paragraph (a), (e) or (g);

(ii)	as permitted by clause 7;

(iii)	in the case of Excluded Subsidiaries, as contemplated by clause 5.8; or

(iv)	with the consent of the Facility Agent (acting on the instructions of a Super-Majority of Subscribers);

(d)	(restrictions on Capex) not incur Capex at any time, and must ensure that no Subsidiary incurs Capex at any time, if this would cause the aggregate amount of Capex incurred by Group Members in a Financial Year to exceed the greater of:

(i)	20% of EBITDA for the Group for that Financial Year; and

(ii)	the amount set out for that Financial Year in the following table:

Permitted Capex (AUD
Financial Year (end date)	million)
30 June 2003	100.0
30 June 2004	170.0
30 June 2005	150.0
30 June 2006	130.0
30 June 2007	120.0
30 June 2008	120.0

plus, for each Financial Year, the amount (if any) by which the amount actually spent by Group Members on Capex in the previous Financial Year is less than the amount specified for that previous Financial Year in the table, calculated, in the case of expenditure incurred in currencies other than Australian Dollars, at the Spot Rate at the time the expenditure is incurred;

(e)	(no distributions) not, and ensure that the Subsidiaries do not, declare or pay any dividend, return any capital to its shareholders or make any distribution of assets, share capital, obligations or securities (or, to the extent they represent a distribution in lieu of a dividend, warrants, rights or options) to any of its shareholders in their capacity as such (“Distribution”), unless:

(i)	no Event of Default or Potential Event of Default has occurred which is continuing immediately prior to the Distribution and the Distribution will not result in the occurrence of an Event of Default or Potential Event of Default; and

(ii)	there is no breach of clause 5.3(i); and

(iii)	one of the following conditions in (A) — (E) below is met:

(A)	the Distribution is to be funded from either:

(1)	Free Cash Flow (excluding for the purposes of this clause 5.3(e)(iii) any amount referred to in paragraph (J)(1) of the definition of “Free Cash Flow”) available to the Group at the end of each calendar year after satisfaction by the Parent of its obligations under clause 8.2(c) of the Term A Facility Agreement; or

(2)	Free Cash Flow (excluding for the purposes of this clause 5.3(e)(iii) any amount referred to in paragraph (J)(1) of the definition of “Free Cash Flow”) for the 6 month period ending on 30 June in each year that would be available to the Group at the end of that 6 months after the satisfaction by the Parent of its obligations if the obligations of the Parent under clause 8.2(c) of the Term A Facility Agreement also applied for each 6 month period ending on 30 June in each year; or

(B)	the Distribution is in favour of the Parent or a Wholly-Owned Subsidiary (or, in the case of a dividend, return of capital or distribution by a Majority Owned Subsidiary, in favour of all its owners pro rata in accordance with their respective ownership interests); or

(C)	in the case of an Excluded Subsidiary, to the extent that it is Liquidated in accordance with clause 5.8; or

(D)	with the consent of the Facility Agent (acting on the instructions of the Majority of Subscribers); or

(E)	the Distribution is a dividend paid by the Parent:

(1)	on ordinary shares in the Parent for an aggregate amount of up to US$25,000,000 until the Facility Commitments are reduced to zero; and

(2)	from and after 30 September 2003, on ordinary shares of the Parent in each fiscal year up to an aggregate amount equal to:

(A)	25% of Free Cash Flow from the immediately preceding fiscal year, if the Senior Debt Ratio on the immediately preceding Calculation Date was greater than 2.50 times, but less than or equal to 2.75 times; or

(B)	50% of Free Cash Flow from the immediately preceding fiscal year, if the Senior Debt Ratio on the immediately preceding Calculation Date was less than or equal to 2.50 times; or

(3)	on Converting Preference Shares in the Parent;

(f)	(no changes to share capital) in the case of the Parent only, not purchase, redeem, retire, defease, exchange or otherwise acquire for value all or any part of its issued share capital or any warrants, rights or options to acquire any of its issued share capital (whether or not on issue at the date of this document) (a “Share Capital Event”), except as contemplated by the terms of the Capital Notes or unless:

(i)	no Event of Default or Potential Event of Default has occurred which is continuing immediately prior to the Share Capital Event and the Share Capital Event will not result in the occurrence of an Event of Default or Potential Event of Default; and

(ii)	there is no breach of close 5.3(i),

and:

(iii)	the Share Capital Event is to be funded from either:

(A)	Free Cash Flow available to the Group at the end of each calendar year after satisfaction by the Parent of its obligations under clause 8.2(c) of the Term A Facility Agreement; or

(B)	Free Cash Flow for the 6 month period ending on 30 June in each year that would be available to the Group at the end of that 6 months after the satisfaction by the Parent of its obligations if the obligations of the Parent under clause 8.2(c) of the Term A Facility Agreement also applied for each 6 month period ending on 30 June in each year; or

(iv)	with the consent of the Facility Agent (acting on the instructions of the Majority of Subscribers);

(g)	(no mergers or reconstructions) not, and ensure that the Subsidiaries do not, participate in any merger, demerger, amalgamation or reconstruction, except:

(i)	in favour of the Parent or a Wholly-Owned Subsidiary (or, in the case of a merger, demerger, amalgamation or reconstruction involving a Majority-Owned Subsidiary, in such a way that the effective indirect ownership interest of the Parent in that Majority-Owned Subsidiary or its assets (as appropriate) is not reduced);

(ii)	in the case of an Excluded Subsidiary, to the extent that it is Liquidated in accordance with clause 5.8; or

(iii)	with the consent of the Facility Agent (acting on the instructions of the Majority of Subscribers), which consent may not be unreasonably withheld;

(h)	(no changes to constitution) not amend, and ensure that no Subsidiary amends, its constitution, charter, by-laws or other constituent documents:

(i)	in a manner that would change its jurisdiction of incorporation; or

(ii)	otherwise in any respect that would materially adversely affect the interests of the Subscribers,

without the consent of the Facility Agent (acting on the instructions of a Majority of Subscribers); and

(i)	(interest on Capital Notes) not pay, and must ensure that no Subsidiary pays, any interest (in whole or in part) under the Bridge Facility or the Capital Notes and must suspend, and must ensure that any Subsidiary suspends, the payment of any such interest in accordance with the provisions of the Capital Notes Bridge Facility Agreement and the Capital Notes Trust Deed if at any time there is a breach of any of the Interest Suspension Financial Covenants and for so long as that breach continues.

(j)	(early redemption of Capital Notes) not, and must ensure that its Subsidiaries do not, redeem, repurchase, or retire or acquire any Capital Notes prior to the scheduled maturity date without the prior written consent of the Facility Agent (acting on the instructions of a Majority of Subscribers).

5.4	Financial undertakings

The Parent must ensure that:

(a)	(Debt Service Cover Ratio) the Debt Service Cover Ratio for each period of 12 months that ends on a Calculation Date that occurs in a period set out in the following table is not less than the amount set out in the following table opposite that period:

Minimum permitted Debt
Period	Service Cover Ratio
To 30 June 2003	1.10 times
1 July 2003 to 31 December 2003	1.10 times
1 January 2004 to 30 June 2004	1.10 times
1 July 2004 to 31 December 2004	1.10 times
1 January 2005 to 30 June 2005	1.20 times
1 July 2005 to 31 December 2005	1.20 times
1 January 2006 to 30 June 2006	1.20 times

Minimum permitted Debt
Period	Service Cover Ratio
After 1 July 2006	1.20 times

(b)	(Gearing Ratio) the Gearing Ratio for each period of 12 months that ends on a Calculation Date that occurs in a period set out in the following table is not more than the amount set out in the following table opposite that period:

Maximum permitted
Period	Gearing Ratio
To 30 June 2003	4.90 times
1 July 2003 to 31 December 2003	4.90 times
1 January 2004 to 30 June 2004	4.75 times
1 July 2004 to 31 December 2004	4.25 times
1 January 2005 to 30 June 2005	4.00 times
1 July 2005 to 31 December 2005	3.75 times
1 January 2006 to 30 June 2006	3.50 times
After 1 July 2006	3.25 times

(c)	(Interest Cover Ratio) the Interest Cover Ratio for each period of 12 months that ends on a Calculation Date that occurs in a period set out in the following table is not less than the amount set out in the following table opposite that period:

Minimum permitted
Period	Interest Cover Ratio
To 30 June 2003	2.10 times
1 July 2003 to 31 December 2003	2.10 times

Minimum permitted
Period	Interest Cover Ratio
1 January 2004 to 30 June 2004	2.25 times
1 July 2004 to 31 December 2004	2.50 times
1 January 2005 to 30 June 2005	2.50 times
1 July 2005 to 31 December 2005	2.75 times
1 January 2006 to 30 June 2006	2.75 times
After 1 July 2006	3.00 times

(d)	(Senior Interest Cover Ratio) the Senior Interest Cover Ratio for each period of 12 months that ends on a Calculation Date that occurs in a period set out in the following table is not less than the amount set out in the following table opposite that period:

Minimum permitted
Senior Interest Cover
Period	Ratio
To 30 June 2003	3.75 times
1 July 2003 to 31 December 2003	3.75 times
1 January 2004 to 30 June 2004	4.00 times
1 July 2004 to 31 December 2004	4.25 times
1 January 2005 to 30 June 2005	4.50 times
1 July 2005 to 31 December 2005	4.75 times
1 January 2006 to 30 June 2006	4.75 times
After 1 July 2006	4.75 times

5.5	Hedging arrangements

(a)	The Parent must ensure that Group Members have entered or enter into Treasury Transactions in accordance with the Agreed Hedging Program in relation to the interest rate exposure of Group Members from 20 December 2002, in respect of not less than 50% (or 75% in respect of so much of the Total Debt as is denominated in United States Dollars if at any time after 20 December 2002 USD LIBOR for a period of 30 days increases by 0.50% p.a. or more from the rate prevailing as at 20 December 2002 or 75% in respect of so much of the Total Debt as is denominated in Australian Dollars if at any time after 20 December 2002, AUD Cash Rate increases by 0.50% p.a. or more from the rate prevailing as at 20 December 2002) of the Total Debt, on terms reasonably satisfactory to the Facility Agent (acting on instructions of a Majority of Subscribers).

(b)	The Parent must ensure that Group Members enter into Treasury Transactions in accordance with the Agreed Hedging Program in relation to the Borrowers’ foreign exchange exposure in relation to the Facilities, on terms reasonably satisfactory to the Facility Agent (acting on instructions of a Majority of Subscribers).

(c)	The Parent must ensure that no Group Member enters into a Treasury Transaction except in accordance with this subclause or to hedge foreign exchange exposures that arise from asset purchases by the Group Member. Without limiting this, the Parent must ensure that no Group Member enters into a Treasury Transaction for speculative purposes.

5.6	New Group Security Providers

(a)	The Parent must ensure, if an entity that is not a Group Member becomes a Group Member and has, or has completed the acquisition of, total assets of AUD2,000,000 or more, that:

(i)	the entity promptly becomes a Group Security Provider by executing such Securities and other documents as the Facility Agent (acting on the instructions of a Majority of Subscribers) reasonably requires, consistent with the laws of the relevant jurisdiction, except to the extent that the Parent demonstrates to the reasonable satisfaction of the Facility Agent (acting on the instructions of a Majority of Subscribers) that it is not reasonably practicable or too expensive to do so (having regard to the value of the assets involved); and

(ii)	it or the entity provides the Facility Agent with such evidence and information (such as legal opinions) in relation to its execution of those documents, and within such period, as the Facility Agent (acting on the instructions of a Majority of Subscribers) reasonably requires, provided that:

(iii)	Goodman and its Subsidiaries will not be required to become Group Security Providers until each is a Wholly-Owned Subsidiary of the Parent and all appropriate shareholder and board resolutions have been passed; and

(iv)	the Parent must use reasonable endeavours to ensure that Goodman and each of its Subsidiaries incorporated in Australia satisfy the obligations in paragraph (i) and (ii) above by 60 days from Goodman becoming a Wholly-Owned Subsidiary of the Parent and must satisfy those obligations within 180 days of Goodman becoming a Wholly-Owned Subsidiary of the Parent;

(v)	the Parent must satisfy the obligations in paragraph (i) and (ii) within 90 days from the date of this document in relation to any Group Member which has acquired or acquires any assets or shares comprised in the acquisition of the Fleischmann business unit from Kraft Foods International Inc.; and

(vi)	notwithstanding the foregoing, or any other provision of any Transaction Document:

(A)	no more than 65% of the voting Equity Interests of any “controlled foreign corporation” within the meaning of section 957 of the Code (“Controlled Foreign Corporation”) shall be pledged to secure the obligations of a “United States Person” within the meaning of section 957 of the Code (“United States Person”) under any Transaction Document; and

(B)	no Controlled Foreign Corporation shall be required to become a Group Security Provider or otherwise to Guarantee the obligations of any United States Person under any Transaction Document,

provided however that the Parent must not create or acquire any entity that would be a Controlled Foreign Corporation of a United States Person from and after its creation or acquisition, other than Controlled Foreign Corporations of a United States Person that exist at the time of the direct or indirect acquisition of such United States Person.

(b)	If it is or becomes reasonably practicable or not too expensive for any Group Member that has total assets of AUD2,000,000 or more, consistent with the laws of the relevant jurisdiction, to execute in favour of the Security Trustee a Security that it has not already given to the Security Trustee, the Parent must ensure, promptly after request from the Facility Agent or after the Parent otherwise becomes aware that it can be so done, that:

(i)	the entity executes that Security, or any other document, as the Facility Agent (acting on the instructions of a Majority of Subscribers) requires; and

(ii)	it or the entity provides the Facility Agent with such evidence and information (such as legal opinions) in relation to its execution of those documents, and in such period, as the Facility Agent (acting on the instructions of a Majority of Subscribers) reasonably requires.

(c)	If:

(i)	a Group Member or other entity is required to become a Group Security Provider under this subclause; and

(ii)	that Group Member or other entity is an obligor in relation to any Financial Indebtedness (other than Financial Indebtedness permitted under this document),

the Parent must ensure, by the time that Group Member or entity is required to become a Group Security Provider, that its obligations in relation to that Financial Indebtedness are released, or that they are either unsecured obligations or secured under the Securities as Priority 2 Debenture Stockholder’s Debt, Priority 3 Debenture Stockholder’s Debt or Priority 4 Debenture Stockholder’s Debt (each as defined in the Security Trust Deed) and that (in any such case) the granting by that Group Security Provider of its Securities is not a breach of the terms of that Financial Indebtedness.

5.7	Introduction of a new Borrower

(a)	Subject to paragraph (d), the Parent may propose to the Facility Agent that a Group Security Provider that is both:

(i)	incorporated and carrying on business in Australia, the Netherlands, United Kingdom, Germany or the United States of America; and

(ii)	a “Debtor” as defined in the Guarantee and Indemnity (as that term is defined in the Security Trust Deed),

become an additional Borrower for the purposes of this document and the Facility Agreements.

(b)	If the Parent makes a request under paragraph (a), and the Facility Agent (acting on the instructions of a Super-Majority of Subscribers) agrees, the Parent must ensure that the proposed Borrower becomes a Borrower for the purposes of this document and Facility Agreements by executing, and ensuring that the existing Borrowers and the proposed Borrower execute, such accession and other documentation as the Facility Agent requires, and by providing the Facility Agent with such evidence and information (such as legal opinions) in relation to the execution of those documents as the Facility Agent reasonably requires in order to give effect to that accession to the Facility Agent’s satisfaction.

(c)	A Group Member may only accede to this document and the Facility Agreements as a new Borrower on the basis that it shares in the Commitments of the existing Borrower in the same jurisdiction (or, in the case of a Group Member that is incorporated in the United Kingdom or the Netherlands, in the Commitments of the existing Borrower in Germany). The documentation executed in accordance with paragraph (b) must make such consequential changes to this document and the Facility Agreements as are necessary to give effect to this.

(d)	The Parent may only add one Borrower in each of Australia and the United States of America and two in aggregate in any of the Netherlands, United Kingdom and Germany.

5.8	Excluded Subsidiaries

(a)	The Parent may procure the Liquidation of any Subsidiary (other than a Borrower) if:

(i)	the Parent determines that such Liquidation is in the best interests of the Group;

(ii)	the effect of such Liquidation will not be adverse to the rights and interests of the Subscribers in any material respect; and

(iii)	such Liquidation is accomplished in accordance with this clause 5.8.

(any Subsidiary to be so liquidated being referred to herein as an “Excluded Subsidiary”).

(b)	The Parent must ensure that:

(i)	the Liquidation of any Excluded Subsidiary is conducted as a solvent Liquidation (in relation to any obligation owed by the Excluded Subsidiary to any person other than a Group Member);

(ii)	the Liquidation process (once commenced) is pursued and completed diligently; and

(iii)	any property of the Excluded Subsidiary is distributed to the Parent or another Subsidiary in which the Parent has at least the same effective ownership interest as it has in the Excluded Subsidiary (and which, if the Excluded Subsidiary was a Group Security Provider, must also be or become a Group Security Provider), or is otherwise dealt with in accordance with clause 7.

(c)	The representations and warranties in clauses 4.1(a), (b)(i), (d)(iii), (e), (m) and (o) do not apply in relation to an Excluded Subsidiary to the extent that the representation and warranty would be incorrect because the Excluded Subsidiary is in the process of being Liquidated in accordance with paragraph (b).

(d)	The release of any Security by an Excluded Subsidiary which is required in order to permit or is necessary as a consequence of the Liquidation is taken to have been permitted for all relevant purposes under each Transaction Document.

5.9	Underwriters’ fees

On the first Drawdown Date, the Parent must pay each Initial Subscriber that the Arrangers have identified to the Parent as an underwriter such fee for participating in the underwriting of the Facilities as the Arrangers direct, as long as the aggregate amount payable by the Parent does not exceed the underwriting fee that the Parent and the Lead Arranger and Underwriter agreed in a letter agreement dated 11 December 2002.

5.10	Facility Agent’s fee and expenses

The Parent must pay the Facility Agent such fee and expenses for acting in that capacity as the Parent and the Facility Agent agree in a letter agreement entered into on or around the date of this document.

5.11	Negotiation of bilateral facilities

(a)	The parties acknowledge that the Parent prefers if possible that each Borrower be able to borrow in its domestic currency from a Subscriber operating through a lending office in that Borrower’s jurisdiction of incorporation.

(b)	The parties agree to consider in good faith any proposal to amend the arrangements reflected in this document and the Facility Agreements to permit one or more Borrowers to enter into one or more bilateral loan facility agreements with one or more Subscribers on the basis that:

(i)	any such bilateral facility agreement is agreed by the Parent and the Facility Agent (on the instructions of all Subscribers) to be a Facility Agreement for the purposes of this agreement;

(ii)	the Commitments under the existing Facility Agreements will be reduced to reflect the new funding commitments under the proposed bilateral facility agreements; and

(iii)	such other consequential amendments are made to this document and the existing Facility Agreements as the Parent and the Facility Agent (on the instructions of all Subscribers) agree are necessary to give effect to this.

5.12	Offer Undertakings

The Parent shall procure BPC1:

Goodman shares

(a)	(i)	immediately upon satisfying the requirements of ss 661A(1) or 661A(3) of the Corporations Act 2001 (whichever occurs earlier), promptly gives the Facility Agent notice of satisfying those requirements and that BPC1 does not extend the offer period for the Offer after that time without the consent of the Facility Agent;

	(ii)	exercises any and all rights which it has under Part 6A.1 of the Corporations Act 2001 to compulsorily acquire all ordinary shares in Goodman (including, without limitation, any Goodman ordinary shares issued within 6 weeks of the close of the Offer as a result of the exercise of Goodman options) so that, in all events, BPC1 lodges a compulsory acquisition notice with the Australian and Securities Investment Commission pursuant to s 661B(1) of the Corporations Act 2001 no later than 5 Business Days after the close of the Offer;

(iii)	if the Offer becomes or is declared unconditional, promptly gives to the Facility Agent a copy of the notification by BPC1 under the Corporations Act 2001 that the Offer is unconditional; and

(iv)	promptly gives the Facility Agent notice of the waiver or satisfaction of any condition in the Offer;

(b)	if, during or at the close of the Offer, BPC1 has not satisfied the requirements of ss 661A(1) or 661A(3) of the Corporations Act 2001 in relation to Goodman ordinary shares, but at any time after the close of the Offer BPC1 becomes a “90% holder” of Goodman ordinary shares within the meaning of s 664A(1) and (2) of the Corporations Act 2001, immediately upon BPC1 becoming a “90% holder” of Goodman ordinary shares to exercise any and all rights which it has under Part 6A.2 of the Corporations Act 2001 to compulsorily acquire any ordinary shares in Goodman so that, in all events, BPC1 lodges a compulsory acquisition notice with the Australian Securities and Investments Commission pursuant to s 664C(2)(a) of the Corporations Act 2001 no later than 5 Business Days after becoming a “90% holder” of Goodman ordinary shares;

Goodman options

(c)	prior to making the Options Offer, to use all reasonable endeavours to obtain a modification of Chapters 6 and 6A of the Corporations Act 2001 from the Australian Securities and Investments Commission so that all Goodman options are treated as a single class of securities for the purposes of the Options Offer;

(d)	(i)	immediately upon satisfying the requirements of ss 661A(1) or 661A(3) of the Corporations Act 2001 (whichever occurs earlier) in relation to the options, promptly gives the Facility Agent notice of satisfying those requirements and does not extend the offer period for the Options Offer after that time without the consent of the Facility Agent;

	(ii)	exercises any and all rights which it has under Part 6A.1 of the Corporations Act 2001 to compulsorily acquire or compulsorily procure the cancellation of all options in Goodman so that, in all events, BPC1 lodges a compulsory acquisition notice with the Australian and Securities Investments Commission pursuant to s 661B(1) of the Corporations Act 2001 no later than 5 Business Days after the close of the Options Offer;

	(iii)	if the Options Offer becomes or is declared unconditional, promptly gives to the Facility Agent a copy of the notification by BPC1 under the Corporations Act 2001 that the Options Offer is unconditional; and

	(iv)	promptly gives the Facility Agent notice of the waiver or satisfaction of any condition in the Options Offer;

(e)	if, during or at the close of the Options Offer, BPC1 has not satisfied the requirements of ss 661A(1) or 661A(3) of the Corporations Act 2001 in relation to Goodman options, but at any time after the close of the Options Offer BPC1 becomes a “90% holder” of Goodman options within the meaning of s 664A(1) and (2) of the Corporations Act 2001, immediately upon BPC1 becoming a “90% holder” of Goodman options to exercise any and all rights which it has under Part

6A.2 of the Corporations Act 2001 to compulsorily acquire any Goodman options so that, in all events, BPC1 lodges a compulsory acquisition notice with the Australian Securities and Investments Commission pursuant to s 664C(2)(a) of the Corporations Act 2001 no later than 5 Business Days after becoming a “90% holder” of Goodman options;

Goodman shares and options

(f)	if BPC1 receives a request for a statement of the names and addresses of the remaining holders of Goodman ordinary shares or options pursuant to ss 661D(1) or 664C(1)(c)(i) of the Corporations Act 2001, as the case may be, immediately to provide such written statement to the person who requested it; and

(g)	if court proceedings are commenced to object to the compulsory acquisition of Goodman ordinary shares or options pursuant to Part 6A.1 or Part 6A.2 of the Corporations Act 2001, to use all reasonable endeavours to expedite such court proceedings and to ensure that the court finally determines such proceedings as soon as possible; and

(h)	to complete the compulsory acquisition of any Goodman ordinary shares pursuant to s666B of the Corporations Act 2001 or options pursuant to the Corporations Act 2001 immediately upon becoming entitled to do so pursuant to Part 6A.1 or Part 6A.2 of the Corporations Act 2001, as the case may be.

In this clause 5.12 all references to the Corporations Act 2001 are references to the Corporations Act 2001 (Cth) and includes all statutes, regulations, proclamations, ordinances, by-laws and declarations of any Government Agency modifying, varying, consolidating or replacing it, including in relation to its application to BPC1, the Offer and any Options Offer, and are to be taken to be subject to any exemption granted to the Parent or BPC1 (as the case may be) from compliance with it.

5.13	Supplemental Securities

To the extent that the Facility Agent has not received on or before the first Drawdown Date the Supplemental Securities together with such evidence and information (such as legal opinions) in relation to the execution of the Supplemental Securities as the Facility Agent (acting on the instructions of the Majority of Subscribers) reasonably requires, the Parent must ensure that the Supplemental Securities are executed by the relevant Group Security Provider and the evidence and information provided to the Facility Agent, in form and substance satisfactory to the Facility Agent acting reasonably, as soon as reasonably practicable and in any event within 90 days of the first Drawdown Date.

6.	DELETED

7.	ASSET DISPOSALS AND ACQUISITIONS

7.1	Permitted asset disposals outside Group Members

(a)	Subject to paragraph (c), the Parent must ensure that a Group Member only disposes of property to a person other than a Group Member:

(i)	if the disposal is made on an arm’s length basis;

(ii)	to the extent that the Net Disposal Proceeds are in cash and are not proceeds from the disposition of Excluded Assets, if they are dealt with in accordance with paragraph (b); or

(iii)	to the extent that the Net Disposal Proceeds are not in cash, if the property acquired as consideration for the disposal:

(A)	is either promissory notes or debt securities not exceeding in aggregate AUD15,000,000 (in relation to all disposals permitted under this sub-paragraph) at any time or a business or company that principally conducts the manufacturing, processing or distribution of food ingredients, consumer branded food products or non-alcoholic beverages; and

(B)	otherwise complies (and that the Parent complies) with clauses 7.3(a)(ii), (b), (c), (d) and (e).

(b)	If a Group Member disposes of property (other than Excluded Assets) and paragraph (a)(ii) applies:

(i)	the Parent must ensure that an amount equal to 25% of the instalment of Net Disposal Proceeds is immediately on receipt applied towards repayment of outstanding Funding Portions or by reducing the Paid Up Amount of Term Debentures under the Term A Facility Agreement, in accordance with clause 8.2 of the Term A Facility Agreement and repayment of advances under the Term B Facility Agreement in accordance with section 2.13 of the Term B Facility Agreement ; and

(ii)	the Parent must ensure that an amount equal to 75% of the instalment of Net Disposal Proceeds is deposited immediately on receipt into the Investment Account, on the basis that it will become a Repayment Amount to the extent that it is not reinvested in accordance with clause 7.3 within 182 days (or, if a Group Member has entered within 182 days into an agreement with a person who is not a Group Member to purchase property in accordance with clause 7.3, within a further period of 90 days, immediately after expiry of that period).

(c)	Despite paragraphs (a) and (b), a Group Member may dispose of:

(i)	trading stock or obsolete or surplus assets on an arm’s length basis in a transaction that is entered into in the ordinary course of the ordinary business of the Group; or

(ii)	other property on an arm’s length basis, if the aggregate arm’s length value of all such property that is disposed of by Group Members in the then current Financial Year is less than AUD20,000,000 (or its equivalent, calculated at the Spot Rate at the time of the disposal); or

(iii)	GF Program Receivables pursuant to the GMF Securitisation Facility in an aggregate outstanding amount at any time not in excess of the Threshold Amount; or

(iv)	the Gelatin Disposal,

without the proceeds of the disposal being required to be dealt with in accordance with paragraphs (a) and (b).

7.2	Permitted asset disposals to Group Members

(a)	Subject to paragraph (b), the Parent must ensure that a Group Member only disposes of property to another Group Member on the following basis:

(i)	the Parent or a Wholly-Owned Subsidiary may only dispose of property to the Parent or a Wholly-Owned Subsidiary;

(ii)	a Group Security Provider may only dispose of property that is subject to a Security to another Group Security Provider, and only if the Facility Agent is satisfied that the property as acquired by the second Group Security Provider will be subject to a Security that is satisfactory to the Facility Agent; and

(iii)	a Majority-Owned Subsidiary may only transfer property to the Parent, a Wholly-Owned Subsidiary or another Majority-Owned Subsidiary in which the Parent has at least the same effective ownership interest.

(b)	A Group Member may also dispose of property to another Group Member:

(i)	in a transaction that is permitted under clause 5.3(a), (c), (e) or (g);

(ii)	if the property is trading stock or obsolete or surplus assets and the disposal is made on an arm’s length basis in a transaction that is entered into in the ordinary course of the ordinary business of the Group;

(iii)	in accordance with clause 5.8; or

(iv)	with the consent of the Facility Agent (acting on the instructions of a Majority of Subscribers).

7.3	Permitted business acquisitions

(a)	Subject to paragraph (f), the Parent must ensure that a Group Member only acquires an interest in a business or company if:

(i)	the business or company principally conducts the manufacturing, processing or distribution of food ingredients, consumer branded food products or non-alcoholic beverages;

(ii)	the ratio of:

(A)	Net Priority 1 Debt as at the end of the previous Financial Quarter or on the last day of the previous Financial Year (whichever day is more recent);

to

(B)	the consolidated EBITDA of the Group and the acquired business or company over the period of 12 months ending on the last day of the previous Financial Quarter or on the last day of the previous Financial Year (whichever day is more recent), does not exceed 2.75:1.

(b)	As soon as reasonably practicable after a Group Member makes an acquisition of a type described in clause 7.3(a)(i), but no later than 30 days after the acquisition (unless otherwise agreed between the Parent and Facility Agent), the Parent must provide the Facility Agent with:

(i)	such due diligence reports in relation to the acquisition as it may have obtained from accounting, legal, technical, engineering, environmental and other professional advisers (which must be reputable and industry-recognised in their respective areas of expertise); and

(ii)	the terms of engagement and scope of those reports.

(c)	As soon as reasonably practicable after a Group Member makes an acquisition of a type described in clause 7.3(a)(i), but no later than 30 days after the acquisition, the Parent must provide the Facility Agent with a certificate, signed by a director or the principal accounting officer of the Parent, that sets out:

(i)	the ratio referred to in clause 7.3(a)(ii) together with such details as are required to demonstrate the calculation of the ratio; and

(ii)	details of the business strategy for the acquired business or company for the current and next 2 full Financial Years, together with an analysis of the anticipated impact of the acquisition on the Debt Service Cover Ratios, Gearing Ratios, Interest Cover Ratios and Senior Interest Cover Ratios for the Group for each of those periods.

(d)	Within 5 days after a Group Member makes an acquisition of a type described in clause 7.3(a)(i), the Parent must provide the Facility Agent with a certificate, signed by a director of the Parent on behalf of the board of the Parent, stating that the board has:

(i)	approved the acquisition; and

(ii)	confirmed that the proposed acquisition will not give rise to an Event of Default or Potential Event of Default.

(e)	If a Group Member acquires an interest in a business or company that has total assets of AUD2,000,000 or more, the Parent must ensure that the Group Member that acquires the interest, or (at the option of the Facility Agent) each Group Member that holds shares or other ownership interests in that Group Member:

(i)	executes such Securities and other documents as the Facility Agent reasonably requires, consistent with the laws of the relevant jurisdiction, except to the extent that the Parent demonstrates to the reasonable satisfaction of the Facility Agent (acting on the instructions of a Majority of Subscribers) that it is not reasonably practicable or it is too expensive to do so; and

(ii)	provides the Facility Agent with such evidence and information (such as legal opinions) in relation to its execution of those documents, as the Facility Agent reasonably requires,

promptly after the acquisition is completed.

(f)	Despite paragraph (a), the Parent may also permit a Group Member to acquire:

(i)	a business or company that principally conducts the manufacturing, processing or distribution of food ingredients, consumer branded food products or non-alcoholic beverages if the arm’s length acquisition cost is less than AUD30,000,000 (or its equivalent), and none of the acquisition cost is funded by a withdrawal from an Investment Account; and

(ii)	all of the issued shares or any other equity interests in New Zealand Dairy Foods Holdings Limited on an arm’s length basis so long as:

(A)	the Parent receives and furnishes to the Facility Agent any report relating to the fairness and reasonableness of the transaction to the shareholders of the Parent (other than Rank Group Limited and its associates) which is required to be prepared under the ASX Listing Rules or the Corporations Act from an independent expert who must be reputable and industry recognised; and

(B)	after giving pro forma effect thereto (including the financing therefor), the Gearing Ratio as at the end of the previous Financial Year or Financial Quarter (whichever is more recent) would be at least 0.50 to 1.00 less than the maximum permitted Gearing Ratio at such time pursuant to clause 5.4(b).

(g)	The Parent must ensure that no Group Member or (to the extent within the Parent’s control) Associate acquires a business or company that does not principally conduct the manufacturing, processing or distribution of food ingredients, consumer branded food products or non-alcoholic beverages , without the consent of the Facility Agent (acting on the instructions of all the Subscribers).

7.4	Investment Account

(a)	The Parent must:

(i)	procure that one or more Group Security Providers establish one or more accounts denominated in Australian Dollars, Canadian Dollars, Euro, New Zealand Dollars or United States Dollars with the Co-Trustee or one or more Subscribers or Lenders (but with no more than 4 Subscribers in aggregate) on the Co-Trustee’s or the relevant Subscriber’s or Lender’s usual market terms for accounts of that nature, each entitled “Burns Philp – Investment Account”; and

(ii)	ensure that each of those accounts is the subject of a valid and perfected first-priority Security in favour of the Security Trustee (on such terms as the Facility Agent reasonably requires), supported by such other documentation and opinions as the Facility Agent reasonably requires, before a deposit is required to be made into the account under this document.

(b)	Each Investment Account must be established under the control of the Security Trustee, and in the name and for the account of the relevant Group Security Provider but on the basis that it is subject to this clause.

(c)	The Parent must ensure that each Investment Account is maintained in order, and ensure that it remains in credit, at all times.

(d)	Interest that accrues on an Investment Account is to be paid in accordance with the terms of the relevant Investment Account to such other account as the Parent directs.

(e)	A Group Security Provider, by giving an appropriately completed IA Withdrawal Request to the Facility Agent and the Security Trustee at least 3 Business Days before the proposed withdrawal date, may require the Security Trustee to permit it to withdraw money standing to the credit of its Investment Account (other than a Repayment Amount) if:

(i)	no Event of Default or Potential Event of Default has occurred and is continuing; and

(ii)	(A)	it or another Group Security Provider immediately applies the withdrawn amount towards the purchase of a business or company that principally conducts the manufacturing, processing or distribution of food ingredients, consumer branded food products or non-alcoholic beverages; or

(B)	it or another Group Security Provider has applied an amount equal to the withdrawn amount, funded from other sources, within the previous 90 days towards the purchase of a business or company that principally conducts the manufacturing, processing or distribution of yeast or food ingredients, consumer branded food products or non-alcoholic beverages, in accordance with clause 7.3(a).

(f)	A Group Security Provider, by giving an appropriately completed IA Withdrawal Request to the Facility Agent and the Security Trustee at least 3 Business Days before the proposed withdrawal date, may also require the Security Trustee to permit it to withdraw money standing to the credit of its Investment Account (other than a Repayment Amount) in order to purchase a business or company that principally conducts the manufacturing, processing or distribution of food products or beverages with the consent of the Facility Agent (acting on the instructions of a Majority of Subscribers).

(g)	An amount standing to the credit of an Investment Account may only be withdrawn in accordance with this clause.

7.5	Application of Repayment Amounts

The Parent must ensure that any Repayment Amount that has become a Repayment Amount under clause 7.1(b)(ii), is applied toward repayment of outstanding Funding Portions by reducing the Paid Up Amount of Term Debentures under the Term A Facility Agreement in accordance with clause 8.2 of the Term A Facility Agreement and repayment of outstanding advances under the Term B Facility Agreement in accordance with section 2.13 of the Term B Facility Agreement within 90 days.

8.	DEFAULT

8.1	Events of Default

Each of these events or circumstances is an Event of Default:

(a)	(non-payment of principal) if a Borrower fails to pay any amount of principal that is due and payable by it under any Transaction Document when it is due;

(b)	(non-payment of other amounts) if a Group Party fails to pay any amount other than principal that is due and payable by it under any Transaction Document within 2 Business Days of its due date;

(c)	(other obligations) if a Group Party fails to comply with any of its obligations under any Transaction Document (other than a failure referred to elsewhere in this clause or a failure to comply with clause 5.1(f)) and:

(i)	the Facility Agent reasonably considers that the failure cannot be remedied; or

(ii)	the Facility Agent reasonably considers that the failure can be remedied, and the failure is not remedied within 15 Business Days after the Facility Agent requires the Parent to remedy it;

(d)	(misrepresentation) if any representation, warranty or statement made by, or repeated by, any Group Member in or in connection with any Transaction Document (other than under clause 4.1(d)) is untrue or misleading (whether by omission or otherwise) in any material respect when so made or repeated;

(e)	(Insolvency Event) if an Insolvency Event occurs in respect of a Group Party or any other Subsidiary, other than a Liquidation of an Excluded Subsidiary in accordance with clause 5.8;

(f)	(maintenance of capital) if the Parent passes a resolution:

(i)	to permit the giving of financial assistance, whether directly or indirectly, for the purpose of, or in connection with, an acquisition or proposed acquisition by a person of shares or of any right or interest in shares in it or in any holding company of it;

(ii)	for the reduction of its share capital (including the purchase of its shares but excluding a redemption of redeemable shares) except as permitted under this agreement; or

(iii)	to limit its ability to make calls on its uncalled share capital,

without the consent of the Facility Agent;

(g)	(Material Adverse Effect) if an event or a change occurs or a series of events or changes occur which have or is or are likely to have a Material Adverse Effect (excluding any event or change that may arise as a consequence of the announcement or consummation of the Offer or the financing for the Offer);

(h)	(cross-default) if:

(i)	any Financial Indebtedness of any Group Member in an amount exceeding AUD40,000,000 (or its equivalent) becomes due for payment or delivery (other than at the option of the relevant Group Member) before the stated maturity of that Financial Indebtedness as a result of a default or event of default (however described) (except in the case of the Existing Senior Loan Agreements or any Financial Indebtedness of Goodman or any of its Subsidiaries prior to Goodman becoming a Wholly-Owned Subsidiary of the Parent);

(ii)	an agreement by any person with any Group Member to provide or underwrite financial accommodation in an amount exceeding AUD40,000,000 (or its equivalent), or to acquire or assume any risk in respect of Financial Indebtedness in an amount exceeding AUD40,000,000 (or its equivalent), is prematurely terminated as a result of a default or event of default (however described) (except in the case of the Existing Senior Loan Agreements or any Financial Indebtedness of Goodman or any of its Subsidiaries prior to Goodman becoming a Wholly-Owned Subsidiary of the Parent); or

(iii)	any money or commodity owing or deliverable by any Group Member in respect of any Financial Indebtedness in an amount exceeding AUD40,000,000 (or its equivalent) is not paid or delivered when due for payment or delivery (having regard to any applicable grace period) (except in the case of the Existing Senior Loan Agreements or any Financial Indebtedness of Goodman or any of its Subsidiaries prior to Goodman becoming a Wholly-Owned Subsidiary of the Parent);

(i)	(creation of Encumbrances) if any Group Member creates or permits to exist any Encumbrance over any of its property, other than a Permitted Encumbrance;

(j)	(enforcement of Encumbrances) if any Encumbrance over property of a Group Member that secures an amount in excess of AUD20,000,000 becomes enforceable;

(k)	(compulsory acquisition) if all or a material part of the property of a Group Member is compulsorily acquired by any Government Agency or a Group Member sells or divests itself of all or a material part of its property because it is required to do so by a binding order from a Government Agency, and the Group

Member does not receive compensation for the acquisition, sale or disposal that is acceptable to the Facility Agent;

(l)	(inability to perform) if a Group Member ceases for any reason to be able lawfully to carry out all the transactions that any Transaction Document contemplates may be carried out by it, unless arrangements satisfactory to the Facility Agent to replace the relevant provision are not agreed and implemented to the satisfaction of the Facility Agent within 20 Business Days (or, if the Parent demonstrates to the satisfaction of the Facility Agent within that period that it is diligently pursuing a replacement of the relevant provision and that the relevant provision will be able to be replaced as required within such longer period as the Facility Agent may approve, that longer period);

(m)	(Security void) if:

(i)	all or any material provision of any Security or any other Security Document is or becomes void, voidable, illegal or unenforceable or of limited force (other than because of equitable principles or laws affecting creditors’ rights generally); or

(ii)	a Security is not or ceases to be a valid, perfected first-priority Security Interest in accordance with its terms over the property to which it is expressed to apply;

or a Group Member claims this to be the case, unless the Facility Agent determines in any such case that the affected provision is not material to the Subscribers’ overall security position;

(n)	(other Transaction Documents void) if all or any material provision of any Transaction Document other than a Security is or becomes void, voidable, illegal or unenforceable or of limited force (other than because of equitable principles or laws affecting creditors’ rights generally), or a Group Member claims this to be the case, unless arrangements satisfactory to the Facility Agent to replace that provision are not agreed and implemented to the satisfaction of the Facility Agent within 20 Business Days (or, if the Parent demonstrates to the satisfaction of the Facility Agent within that period that it is diligently pursuing a replacement of the relevant provision and that the relevant provision will be able to be replaced as required within such longer period as the Facility Agent may approve, that longer period);

(o)	(Financial Indebtedness) if a Subsidiary incurs Financial Indebtedness in breach of clause 5.3(b);

(p)	(loss of material Authorisations) if a Group Member ceases to hold:

(i)	an Authorisation that is necessary to enable it to properly execute the Transaction Documents and to carry out the transactions that they contemplate and to ensure that each Transaction Document is legal, valid, binding and admissible in evidence; or

(ii)	any material Authorisation that is necessary to enable it to properly carry on its business and this has a Material Adverse Effect,

and if the Facility Agent reasonably considers that the cessation can be remedied, the cessation is not remedied within 15 Business days after the Facility Agent requires the Parent to remedy it;

(q)	(environmental breach) if a Group Member breaches an Environmental Law that is applicable to it, its business or its property in a manner that has a Material Adverse Effect.

8.2	Consequences of an Event of Default

If an Event of Default has occurred and has not been remedied, the Facility Agent may notify the Parent that:

(a)	the Subscribers’ obligation to provide the Facilities is terminated, in which case their obligation to do so terminates immediately;

(b)	the Commitment of each Subscriber under each Facility Agreement is cancelled, in which case their Commitments will be cancelled immediately;

(c)	each outstanding Funding Portion under each Facility Agreement , any accrued but unpaid interest and all other amounts outstanding under each Transaction Document are due and payable, in which case those amounts are immediately due and payable;

(d)	each outstanding Funding Portion under each Facility Agreement , any accrued but unpaid interest and all other amounts outstanding under each Transaction Document are due and payable on demand, in which case those amounts will be due and payable on demand made at any time; and

(e)	any amount outstanding under a Transaction Document in a currency other than Australian Dollars is to be converted into Australian Dollars at the Spot Rate on the date of the declaration in which case the amount is taken to be converted.

8.3	Review Event

(a)	A Review Event occurs if none of Mr Graeme Hart (or, in the event of his incompetence or death, his estate, heirs, executor, administrator, committee or other personal representative (collectively, “heirs”), any of his immediate family members (the “Hart Family”), or any entity controlled directly or indirectly by a member or members of the Hart Family or any trust for the benefit of a member of the Hart Family:

(i)	has, or together have, a beneficial interest (directly or indirectly) in the Parent, calculated on a fully diluted basis, of at least 35% of the issued share capital of the Parent; and

(ii)	is, or together are, the single largest shareholder, or group of shareholders, in the Parent on a fully diluted basis.

(b)	If a Review Event occurs, the Parent must notify the Facility Agent within 5 Business Days.

(c)	If a Review Event occurs, the Facility Agent (acting on the instructions of the Majority of Subscribers), within 30 days after the Review Event occurs, may notify the Parent that:

(i)	the Subscribers’ obligation to provide the Facilities is to be terminated;

(ii)	the Commitment of each Subscriber under each Facility Agreement is to be cancelled; and

(iii)	each outstanding Funding Portion under each Facility Agreement, any accrued but unpaid interest and all other amounts outstanding under each Transaction Document are to become due and payable,

on the day that occurs 90 days after the date of the Facility Agent’s notice, in which case those obligations terminate, the Commitments are cancelled and those amounts are due and payable, on that date.

(d)	The rights of the Facility Agent and the Subscribers under other provisions of this document and the Facility Agreements (such as clause 8.2 of this document) are not affected by a notice given by the Facility Agent under paragraph (c).

8.4	High Yield Note Indenture

Notwithstanding any other provision in this document, no Event of Default or Potential Event of Default will occur if:

(a)	section 4.11 of the High Yield Note Indenture is breached as a result of the Parent failing to cause Goodman or any of its Subsidiaries to provide a Guaranty Agreement (as defined in the High Yield Note Indenture) at the time BPC1 acquires more than 50% of the ordinary shares of Goodman; or

(b)	an Event of Default (as defined in the High Yield Note Indenture) occurs under section 6.01(6) of the High Yield Note Indenture as a result of any default or acceleration of any Indebtedness (as defined in the High Yield Note Indenture) of Goodman or any of its Subsidiaries which occurs prior to the Control Date, in each case unless and until the Trustee (as defined in the High Yield Note Indenture) (or the Holders (as defined in the High Yield Note Indenture) of at least 25% in principal amount of the Securities (as defined in the High Yield Note Indenture)) declares the principal of, and accrued but unpaid interest on, the Securities (as defined in the High Yield Note Indenture) to be due and payable.

9.	INCREASED COSTS AND CHANGE OF LAW

9.1	Increased costs

(a)	If:

(i)	a Regulatory Change:

(A)	subjects a Subscriber or any related body corporate of a Subscriber to any Tax (other than an Excluded Tax) relating to any Transaction Document;

(B)	changes the basis of taxation of any payment due or to become due to a Subscriber or a related body corporate of a Subscriber relating to any Transaction Document (other than in relation to Excluded Tax);

(C)	imposes, modifies or deems applicable any capital, liquidity, reserve or prudential requirement or requires the making of any special deposit against or in relation to any assets or liabilities (actual or contingent) of, deposits with or for the account of, or loans by, a Subscriber or any related body corporate of that Subscriber; or

(D)	imposes on a Subscriber or any related body corporate of that Subscriber any other condition affecting any Transaction Document; and

(ii)	the result is (directly or indirectly) to:

(A)	increase the cost to that Subscriber, or any related body corporate of that Subscriber, of the provision or maintenance by that Subscriber of a Facility, or the performance by that Subscriber of its obligations under a Transaction Document;

(B)	reduce:

(I)	the effective rate of return (on capital, property, deposits or otherwise) of the Subscriber or any related body corporate of the Subscriber under a Transaction Document; or

(II)	the amount of any payment received by or for the account of that Subscriber or a related body corporate of a Subscriber under a Transaction Document; or

(C)	require that Subscriber or any related body corporate of that Subscriber to make a payment or to forgo or suffer a reduction in return on or calculated by reference to any amount payable to that Subscriber under a Transaction Document, then that Subscriber must give details to the Facility Agent by notice, and immediately after receiving that notice the Facility Agent must give a copy of it to the Parent. After receiving notice from the Facility Agent stating the nature of the relevant Regulatory Change, each Borrower must indemnify that Subscriber in relation to, and must pay to that Subscriber on demand the amount of, each amount that that Subscriber certifies is necessary to compensate that Subscriber, or any related body corporate of that Subscriber, for the additional cost, reduction or payment, calculated from the day on which it was first incurred by that Subscriber or the related body corporate of the Subscriber. The relevant Subscriber must outline the calculation of the amount in the certificate.

(b)	A reference in paragraph (a) to a related body corporate of a Subscriber is not limited to its Subscriber Affiliates.

9.2	Indirect cost, reduction or payment

A Subscriber may claim compensation under clause 9.1 for:

(a)	any additional cost, reduction or payment that is directly attributable to a Transaction Document; and

(b)	the proportion of any additional cost, reduction or payment that the Subscriber certifies is fairly attributable to a Transaction Document and does not discriminate against the relevant Borrower.

9.3	Notice of change of law

If, in the opinion of a Subscriber:

(a)	a law or a directive or request (whether or not having the force of law but, if not having the force of law, compliance with which is in accordance with the general practice of persons to whom the directive or request is addressed) of any Government Agency not in effect at the date of this document; or

(b)	an amendment after the date of this document to, or a change after the date of this document in the interpretation or application of, a law or a directive or request (whether or not having the force of law) of a Government Agency, makes or will make it illegal in any jurisdiction, or in the case of a directive or request after the first Drawdown Date, results or would result in a breach, contravention or failure to comply with any such directive or request, for that Subscriber or a Subscriber Affiliate to continue to participate in a Facility, that Subscriber may give notice (a “Change of Law Notice”) to the Facility Agent that it considers that this has happened or that it will happen. Immediately after receiving that notice the Facility Agent must give a copy of it to the Parent.

9.4	Termination and prepayment after change of law

If a Subscriber gives a Change of Law Notice:

(a)	its obligation to continue to participate in the relevant Facility terminates; and

(b)	each Borrower must prepay the amount of that Subscriber’s Share of each Funding Portion provided to it by repaying the Paid Up Amount of Debentures recorded in a Register as being held by that Subscriber, together with any accrued but unpaid interest and any other amounts (including amounts payable under clause 10.1(e)) outstanding under each Transaction Document that relate to that Subscriber:

(i)	if the Subscriber considers:

(A)	in the case of a Funding Portion under the Term A Facility Agreement, that the current Interest Period for the Funding Portion will expire before it becomes illegal or impractical for the Subscriber to participate in the Facility under that document — on the last day of that Interest Period; or

(B)	in the case of a Funding Portion under the Revolving Facility Agreement, that the Funding Portion will mature before it becomes illegal or impractical for the Subscriber to continue to participate in the Facility under that document — on its Maturity Date; or

(ii)	if subparagraph (i) does not apply to the Funding Portion — immediately.

10.	INDEMNITIES

10.1	General indemnity

The Parent must indemnify each Arranger, the Facility Agent, each Subscriber and each Subscriber Affiliate against, and must pay on demand the amount of, all losses, liabilities, expenses and Taxes (other than Excluded Taxes) incurred in connection with:

(a)	any Event of Default, Potential Event of Default or Review Event;

(b)	any actual or attempted preservation or enforcement, of any rights under any Transaction Document;

(c)	a Subscriber not providing a Funding Portion to a Borrower because a condition precedent in clause 2 of this document or clause 3.4 of a Facility Agreement was not satisfied;

(d)	any conversion of an amount denominated in one currency into another currency after a declaration under clause 8.2;

(e)	any Funding Portion being repaid or becoming due for repayment by reducing the Paid Up Amount of a Debenture other than in accordance with clause 8.3(a) or 8.5 of the Term A Facility Agreement or clause 7.2 of the Revolving Facility Agreement, or any other amount required to be paid under any Transaction Document not being paid on its due date, including losses, liabilities, expenses and Taxes (other than Excluded Taxes) incurred because of:

(i)	the cancellation, termination or alteration of any swap or other arrangement made by a Subscriber to fund its Share of the Funding Portion or to fund all or part of the other payment; or

(ii)	any liquidation or re-employment of deposits or other funds acquired by a Subscriber to fund its Share of the Funding Portion or to fund all or part of the other payment; and

(f)	acting in good faith on any notice, consent or other communication that appears on its face to have been given by the Parent, any other Group Party or an Authorised Representative of the Parent.

Without limiting this, the Parent must also reimburse each Subscriber on demand for any amount that the Subscriber is obliged to pay to the Facility Agent under clause 11.17.

10.2	GST

(a)	Without limiting clause 10.1 or any other payment obligation of any Group Party under any Transaction Document, if any party other than a Group Party (the “supplier”) must pay GST on any supply made by it under or in connection with a Transaction Document, then in addition to any other amount payable, the Group Party which is the recipient of that supply (the “recipient”) must pay to the supplier an amount equal to that GST on demand.

(b)	Without limiting clause 10.1 or any other payment obligation of any Group Party under any Transaction Document, each of the Borrowers and the Parent must indemnify each party (in this subclause, the “indemnitee”) other than a Group Party against, and must pay the indemnitee on demand the amount of, any GST that the indemnitee must pay in relation to a taxable supply that is made to it under or in connection with any Transaction Document (including for the avoidance of doubt in connection with the syndication of the Facilities), less the amount of any input tax credit to which the indemnitee is entitled in respect of the payment.

(c)	If a party is entitled to receive a payment under this subclause, it must provide the recipient of the relevant taxable supply with a tax invoice within 28 days of receipt of the payment.

(d)	All words in this clause 10.2 have the same meaning as in the A New Tax System (Goods and Services Tax) Act 1999 unless the context makes it clear a different meaning is intended.

10.3	Waiver processing fee

The Parent must pay (or procure that a Borrower pays) the Facility Agent for the account of the Subscribers (to be shared between the Subscribers equally) a processing fee of AUD4,000 per Subscriber, up to a maximum amount of AUD60,000, on each occasion that it requests one or more waivers, consents or agreements of the Facility Agent for which the Facility Agent requires the instructions or consent of some or all Subscribers and either the request requires an agreement to amend a Transaction Document or the request requires a Majority of Subscribers to seek credit approval to the requested waiver, consent or agreement.

10.4	General costs

The Parent must indemnify each Arranger, the Facility Agent, each Subscriber and each Subscriber Affiliate against, and must pay each such party on demand the amount of, all Taxes (other than Excluded Taxes) and reasonable out-of- pocket expenses incurred in connection with:

(a)	the negotiation, preparation, execution and registration of each Transaction Document; and

(b)	any amendment to, or consent, approval, waiver, discharge or release of or under any Transaction Document,

including legal expenses in all applicable jurisdictions on a full indemnity basis, travel costs, printing, telecommunications, stamp duties and other out-of-pocket expenses and expenses incurred in engaging consultants.

11.	FACILITY AGENT

11.1	Appointment of Facility Agent

(a)	Each Subscriber irrevocably appoints the Facility Agent to act as its agent, and as the agent of its Subscriber Affiliates from time to time, under this document, each Facility Agreement and each other Transaction Document under which the Facility Agent is expressed to act as agent of the Subscribers. The Facility Agent accepts this appointment.

(b)	The Facility Agent is authorised to:

(i)	perform the duties expressly imposed on it by any Transaction Document; and

(ii)	exercise the rights expressly given to it by any Transaction Document or by any instructions from a Majority of Subscribers or (where so specified) a Super-Majority of Subscribers or all the Subscribers, and any other rights that are reasonably incidental to any of them.

Subject to the other provisions of this clause, this authorisation may not be varied or withdrawn.

(c)	The Facility Agent has no obligations in its capacity as agent for the Subscribers or any Subscriber Affiliates other than those expressly imposed on it by any Transaction Document.

11.2	Nature of relationship

(a)	The Facility Agent is not a fiduciary for any Subscriber or any Subscriber Affiliate in connection with any Transaction Document except as expressly provided in any Transaction Document.

(b)	The Facility Agent is not an agent of or fiduciary for the Parent or any Group Party.

11.3	Instructions from Majority of Subscribers

(a)	Subject to the other provisions of this clause, the Facility Agent:

(i)	is not obliged to consult with any Subscriber or Subscriber Affiliate before exercising a right (including giving a consent or approval or forming an opinion) under any Transaction Document except where this document provides otherwise;

(ii)	must act in accordance with any instructions of a Majority of Subscribers or, where a provision requires that the Facility Agent act on the instructions of a Super-Majority of Subscribers or of all the

Subscribers, on the instructions of a Super-Majority of Subscribers or of all the Subscribers as appropriate; and

(iii)	must refrain from exercising a right vested in it in its capacity as agent under any Transaction Document if so instructed by a Majority of Subscribers,

except in relation to amounts due to it in its own right. Any instructions by a Majority of Subscribers are binding on all Subscribers and Subscriber Affiliates except where this document or a Facility Agreement provides that instructions must be provided by a Super-Majority of Subscribers or all the Subscribers.

(b)	The Facility Agent may refrain from exercising any right vested in it under any Transaction Document until it has received instructions from a Majority of Subscribers (or, where required, a Super-Majority of Subscribers or all the Subscribers) as to whether it is to be exercised and, if applicable, the way that it is to be exercised.

(c)	Subject to this document, where the Facility Agent has requested instructions from a Majority of Subscribers (or, where required, a Super-Majority of Subscribers or all the Subscribers), but has not received instructions within the period that it specified in the request (which period must be reasonable in the circumstances), the Facility Agent may (but is not obliged to) act as it considers to be in the best interests of all the Subscribers and Subscriber Affiliates. Any action taken by the Facility Agent under this paragraph binds all the Subscribers and Subscriber Affiliates. The Facility Agent must give a Subscriber on reasonable request details of any action taken under this paragraph.

11.4	Information to Subscribers

The Facility Agent must:

(a)	promptly give a Subscriber on request a copy of each document that it receives under clause 2, at the expense of the Parent;

(b)	promptly send to a Subscriber any communication or document that it receives on behalf of that Subscriber; and

(c)	promptly give each Subscriber a copy or details of each material communication that it receives from or gives to the Parent or a Group Party under any Transaction Document in its capacity as Facility Agent.

Unless a Transaction Document specifically provides otherwise, the Facility Agent is not required to determine the accuracy or completeness of any document or copy that it receives, or that it gives to another party.

11.5	Events of Default

(a)	The Facility Agent is not under any obligation to monitor or enquire whether any party is in breach of its obligations under any Transaction Document.

(b)	The Facility Agent is not taken to have knowledge that an Event of Default, a Potential Event of Default or a Review Event has occurred unless:

(i)	the Facility Agent is aware that a payment due from a Group Party, and required by this document or a Facility Agreement to be paid to the Facility Agent, has not been made; or

(ii)	a Subscriber or a Group Party informs the Facility Agent that an Event of Default, a Potential Event of Default or a Review Event has occurred and gives it details of that event.

(c)	The Facility Agent must notify each Subscriber promptly if it is taken to have knowledge that an Event of Default, a Potential Event of Default or a Review Event has occurred.

11.6	Performance of obligations of Facility Agent

The Facility Agent may:

(a)	perform any of its obligations under any Transaction Document by or through its officers, employees or agents, and is not responsible for any default, negligence or misconduct of any agents selected by it with reasonable care;

(b)	obtain and pay for expert advice and services it thinks appropriate;

(c)	refrain from doing anything that would, or in its reasonable opinion might, contravene any applicable law or a directive or request (whether or not having the force of law) of a Government Agency or constitute a breach of trust or of any proper practice relating to secrecy or confidentiality;

(d)	do anything that, in its reasonable opinion, is necessary to comply with any applicable law or a directive or request (whether or not having the force of law) of a Government Agency; and

(e)	refrain from exercising any right under a Transaction Document until it has been indemnified or secured to its reasonable satisfaction against all losses, liabilities, expenses (including legal expenses on a full indemnity basis and expenses incurred in engaging consultants) and Taxes (other than Excluded Taxes) that it would or might incur as a result of doing so.

11.7	Facility Agent may rely on certain matters

The Facility Agent may rely:

(a)	on any communication or document reasonably believed by it to be genuine, correct and properly signed;

(b)	as to matters of fact that might reasonably be expected to be within the knowledge of the Parent or another Group Party, on a certificate signed by an Authorised Representative of that entity; and

(c)	on any advice or statement of any expert, attorney or agent selected by it.

11.8	Facility Agent may assume certain matters

The Facility Agent may assume that any representation or statement made by a person in a Transaction Document remains true unless a Subscriber or a Group Party notifies it to the contrary.

11.9	Offices of Subscribers

The Facility Agent may assume that the Lending Office of each Subscriber or Subscriber Affiliate in relation to a Borrower and a Facility is that specified in the relevant Facility Agreement or in a valid notice of assignment or Substitution Certificate, unless it receives a notice specifying another Lending Office that complies with this document.

11.10	Identity of Subscribers

The Facility Agent may assume that each Subscriber or Subscriber Affiliate is the beneficial owner of its rights, and that each Subscriber is bound by its Commitments, under each Transaction Document, except to the extent that it receives a valid notice of assignment or Substitution Certificate from the relevant Subscriber.

11.11	Facility Agent not responsible for monitoring

(a)	Each Subscriber confirms that it:

(i)	has made its own appraisal and investigation of the business, financial condition, status and affairs of the Parent and the Group;

(ii)	is solely responsible for continuing that appraisal and investigation after the date of this document;

(iii)	has entered into each Transaction Document to which it is a party without any inducement from the Facility Agent; and

(iv)	has made its own appraisal of its financial return under each Transaction Document.

(b)	Each Subscriber confirms that it and its Subscriber Affiliates have not relied, and will not rely, on the Facility Agent at any time to:

(i)	give it any information concerning the business, financial condition, status or affairs of the Parent and the Group;

(ii)	investigate the adequacy, accuracy or completeness of any information given by the Parent or a Group Member in connection with any Transaction Document (whether or not the information is given to that Subscriber by the Facility Agent); or

(iii)	assess or keep under review the business, financial condition, status or affairs of the Parent and the Group.

11.12	Disclosure of information concerning the Group

Subject to any applicable law, the Facility Agent may disclose to the Subscribers and their Subscriber Affiliates any information relating to the business, financial condition, status or affairs of the Parent and the Group that comes into its possession in its capacity as Facility Agent, but is not obliged to do so except to the extent that a Transaction Document expressly requires it to.

11.13	Group not concerned with authority of Facility Agent

A Group Party is not entitled to enquire whether any action by the Facility Agent has in fact been authorised by the Subscribers and, as between the Parent or any other Group Party and the Subscribers, any action taken by the Facility Agent concerning any Transaction Document is taken to be authorised by the Subscribers.

11.14	Receipts and business activities of Facility Agent

The Facility Agent may:

(a)	retain for its own benefit any amount received by it for its own account; and

(b)	accept deposits from, lend money or provide services to, and generally conduct any banking or other business with, any party to any Transaction Document and any person connected with any party to any Transaction Document without having to account to the Subscribers, their Subscriber Affiliates or any other person.

11.15	Facility Agent as Subscriber

If the Facility Agent is also a Subscriber, it has the same rights concerning its Commitments and Shares as any other Subscriber, and may exercise those rights as if it were not acting as the Facility Agent.

11.16	Protection of Facility Agent

Neither the Facility Agent nor any of its officers, employees, agents or related bodies corporate is responsible to any Subscriber or Subscriber Affiliate for:

(a)	any recital, statement, representation or warranty contained in any Transaction Document, in any information memorandum or in any document or agreement referred to or provided for in, or received by it under, any Transaction Document;

(b)	the execution, validity, effectiveness or sufficiency of any Transaction Document or any document or agreement referred to or provided for in, or received by it under, any Transaction Document;

(c)	any failure by the Parent or another Group Party or any other person to perform its obligations under any Transaction Document; or

(d)	any action taken or not taken by it or them under any Transaction Document:

(i)	in accordance with any instructions from a Majority of Subscribers (or, where required, all the Subscribers); or

(ii)	in any other case, except to the extent of its wilful misconduct or gross negligence.

11.17	Facility Agent indemnified by Subscribers

(a)	Each Subscriber must severally indemnify the Facility Agent for its own account against, and must pay the Facility Agent on demand the amount of, its proportion (which equals the proportion that its Commitment bears to the Total Commitment) of all losses, liabilities, expenses (including legal expenses on a full indemnity basis and expenses incurred in engaging consultants) and Taxes (other than Excluded Taxes) that the Facility Agent properly incurs in connection with the performance or attempted performance of its functions as Facility Agent, except to the extent that they:

(i)	have been finally paid by the Parent under clause 10; or

(ii)	are incurred because of the Facility Agent’s wilful misconduct or gross negligence.

(b)	No payment by a Subscriber under this subclause affects the obligations of the Parent under clause 10. A payment by a Subscriber under this subclause constitutes a loan of that amount by that Subscriber to the Parent that:

(i)	accrues interest at the Default Rate for each Default Interest Period as if it were an unpaid amount under a Transaction Document; and

(ii)	must be repaid to the Facility Agent together with its accrued interest on demand for the account of that Subscriber.

11.18	Change of Facility Agent

(a)	Subject to this subclause, the Facility Agent may resign as agent by giving at least 30 days’ notice to the Parent and the Subscribers.

(b)	Subject to this subclause, the Facility Agent may be removed as agent by notice from a Majority of Subscribers that:

(i)	is given with the consent of the Parent (which consent may not be unreasonably withheld or delayed); and

(ii)	takes effect at least 30 days after the date of receipt of the notice by the Facility Agent.

(c)	No resignation or removal under this subclause takes effect until a successor Facility Agent has been appointed either:

(i)	by a Majority of Subscribers with the consent of the Parent (which consent may not be unreasonably withheld or delayed); or

(ii)	where a Majority of Subscribers have not appointed a successor within 30 days of the date of receipt of the notice of resignation or removal, by the Facility Agent with the consent of the Parent (which consent may not be unreasonably withheld or delayed), and has accepted that appointment in a manner that binds it to perform the obligations of the Facility Agent under each Transaction Document.

(d)	The retiring Facility Agent, at its own cost, must give the successor Facility Agent any documents and assistance that it reasonably requests for performing its functions as Facility Agent under any Transaction Document.

(e)	On the appointment of a successor Facility Agent:

(i)	the successor Facility Agent succeeds to the position of the retiring Facility Agent;

(ii)	the retiring Facility Agent is discharged from any further obligations under any Transaction Document, but without affecting any accrued rights or obligations;

(iii)	the indemnities under any Transaction Document in favour of the retiring Facility Agent survive concerning matters occurring before the appointment of the successor Facility Agent, and the retiring Facility Agent continues to have the benefit of this clause; and

(iv)	the successor Facility Agent and the other parties to each Transaction Document have the same rights and obligations as if the successor Facility Agent had been a party to each Transaction Document in place of the Facility Agent.

11.19	Dealings with Facility Agent

The Subscribers and their Subscriber Affiliates on the one hand, and the Group Parties on the other hand, must only deal with each other in relation to matters affecting the Transaction Documents through the Facility Agent in accordance with this document, except to the extent that a Transaction Document expressly provides otherwise.

11.20	Facility Agent may instruct Security Trustee

(a)	Each Subscriber agrees for the benefit of the Security Trustee that any instruction that the Facility Agent gives the Security Trustee in relation to the Security Trust Deed, the Debenture Trust Deed or any other Security Document will be taken, to the extent necessary, to have been given by a Majority of Subscribers, and that the Security Trustee may assume this to be the case without enquiry.

(b)	Each Subscriber acknowledges that the Facility Agent will hold the benefit of the promise in paragraph (a) on trust for the Security Trustee.

12.	REDISTRIBUTION OF PAYMENTS BETWEEN SUBSCRIBERS

12.1	Notice of direct receipts

A Subscriber must notify the Facility Agent promptly if it receives or recovers an amount payable under this document (including by exercising a banker’s lien or right of set-off or combination of accounts), setting out details of the receipt or recovery, unless the amount is:

(a)	received from the Facility Agent or the Security Trustee; or

(b)	paid by an assignee, transferee or subparticipant of the rights or obligations of that Subscriber.

12.2	Redistribution of excess payments

If:

(a)	a Subscriber must notify the Facility Agent under clause 12.1 of an amount that it has received or recovered; and

(b)	that amount would have been distributed among some or all of the Subscribers if it had been paid to the Facility Agent,

then:

(c)	that Subscriber must promptly pay that amount to the Facility Agent; and

(d)	the Facility Agent must distribute the amount received by it to the Subscribers in accordance with their entitlements.

12.3	Reimbursement following clawback

If:

(a)	a Subscriber has made a payment to the Facility Agent under clause 12.2 in respect of an amount that it has received or recovered;

(b)	the Facility Agent has distributed that payment; and

(c)	that Subscriber is obliged to refund that amount under any law relating to bankruptcy, winding up or the protection of creditors,

then, on demand by that Subscriber through the Facility Agent, each other Subscriber must repay to the Facility Agent for the account of that Subscriber all, or the part corresponding to the proportion of the amount which that Subscriber is obliged to refund, of the amount distributed to it by the Facility Agent.

12.4	Borrowers remain liable

As between the Group Parties and a Subscriber, any amount that is:

(a)	paid by that Subscriber to the Facility Agent under clause 12.2; or

(b)	repaid by that Subscriber to the Facility Agent for the account of another Subscriber under clause 12.3,

is taken not to have been paid to that Subscriber, and the relevant Group Party must immediately pay the amount to the Facility Agent for the account of that Subscriber.

12.5	Failure of all Subscribers to join in litigation

A Subscriber may not share in an amount under clause 12.2 if the amount was recovered as a result of legal proceedings, and the Subscriber was asked by the Facility Agent to participate in those proceedings or to share the costs of those proceedings but did not do so.

12.6	Calculation of foreign currency amounts

If:

(a)	the Facility Agent considers in good faith that it is necessary for the purposes of any calculation under this document or a Facility Agreement that it calculate, for an amount in any currency, the equivalent in any other currency; and

(b)	this document or the relevant Facility Agreement does not specify a mechanism for calculating the equivalent,

the Facility Agent may do so using the Spot Rate on such day as it reasonably considers appropriate for that purpose.

13.	ASSIGNMENTS AND SUBSTITUTIONS

13.1	Assignment by Group Parties

(a)	Subject to paragraph (b), a Group Party may only assign any of its rights or transfer any of its obligations under any Transaction Document with the consent of the Facility Agent acting on the instructions of all the Subscribers.

(b)	A Borrower (in this paragraph, the “Assignor”) may assign or transfer all (but not part) of its rights and obligations under this document and the Facility Agreements without the consent of the Facility Agent if:

(i)	the Assignor has disposed of all or substantially all its property, or all or substantially all of the shares in the Assignor have been disposed of, in accordance with clause 7.1 or is to be merged into another Group Member in accordance with clause 5.3(g);

(ii)	the assignee or transferee (in this paragraph, the “Assignee”) is:

(A)	a Wholly-Owned Subsidiary;

(B)	incorporated in the same jurisdiction as the Assignor; and

(C)	is a Group Security Provider and, in that capacity, has given such Securities and other documents and supporting material (such as legal opinions) as the Facility Agent (on the instructions of a Majority of Subscribers) requires; and

(iii)	the Parent, the Assignor, the Assignee and the Facility Agent have executed such documents and taken such other steps as the Facility Agent (on the instructions of a Majority of Subscribers) considers necessary or desirable in order to give full effect to the assignment or transfer, and the Facility Agent has been provided with such other documents and supporting material (such as legal opinions) as the Facility Agent requires in connection with the assignment or transfer.

(c)	Each Group Party (other than the Assignor) irrevocably authorises the Parent to execute on its behalf any document that the Facility Agent requires under paragraph (b)(iii).

(d)	Each Subscriber and each Arranger irrevocably authorises the Facility Agent to execute on its behalf any document that the Facility Agent requires under paragraph (b)(iii).

(e)	The Parent must indemnify each party other than a Group Party against, and must pay on demand the amount of, all losses, liabilities, expenses and Taxes incurred in connection with any assignment or transfer under this subclause, including legal expenses in all applicable jurisdictions on a full indemnity basis.

(f)	If, as a result of an assignment or transfer under this subclause:

(i)	a Subscriber or a related body corporate of a Subscriber is subjected to any Tax (other than an Excluded Tax) relating to any Transaction Document;

(ii)	the basis of taxation of any payment due or to become due to a Subscriber or a related body corporate of a Subscriber relating to any Transaction Document (other than in relation to Excluded Tax) is changed;

(iii)	any liquidity reserve or prudential requirement is imposed, modified or deemed applicable, or a Subscriber or any related body corporate of a Subscriber is required to make any special deposit against or in relation to any assets or liabilities (actual or contingent) of, deposits with or for the account of, or loans by, that Subscriber or a related body corporate of that Subscriber; or

(iv)	a Subscriber or any related body corporate of a Subscriber becomes subject to any other condition affecting any Transaction Document,

and this has a result (direct or indirect) described in clause 9.1(a)(ii), then clause 9.1 applies as if the assignment or transfer were a “Regulatory Change” for the purposes of that clause.

13.2	Assignment by Subscriber

A Subscriber may assign any or all of its rights (including the rights of a Subscriber Affiliate) under any Transaction Document:

(a)	to a related entity, another Subscriber or a securitisation vehicle, without the consent of any party to any Transaction Document; and

(b)	in any other case, only with the Parent’s consent (which may not be unreasonably withheld or delayed).

13.3	Substitution by Subscriber

(a)	A Subscriber may transfer by novation any of its rights and obligations under the Transaction Documents to a financial institution if:

(i)	the novation is made in accordance with clauses 13.3 and 13.4;

(ii)	it gives the Facility Agent at least 5 Business Days’ notice (or any shorter notice approved by the Facility Agent) of its intention to do so;

(iii)	the transfer:

(A)	is to a related entity, another Subscriber or a securitisation vehicle that is managed by the Retiring Subscriber or one of its related entities; or

(B)	has the Parent’s consent (which may not be unreasonably withheld or delayed);

(iv) (A)	the relevant Commitment of each of the Retiring Subscriber and the New Subscriber will be AUD20,000,000, or an integral multiple of AUD2,000,000 that is greater than that amount, immediately after the transfer; or

(B)	the transfer is of the whole of a Commitment of the Retiring Subscriber;

(v)	it transfers to the New Subscriber all or the relevant part of its interest in the Debenture which corresponds with the amount of its Commitment which is transferred, such transfer of all or the relevant part of its interest in the Debenture to be effected in accordance with the Debenture Trust Deed and on the terms and conditions set out in the Master Debenture, or in such other manner as the Security Trustee approves;

(vi)	the transfer does not take effect while a Drawdown Notice, Rollover Notice or Switching Notice is current (except with the consent of the Facility Agent); and

(vii)	the New Subscriber holds all Authorisations that are necessary or desirable in connection with the transfer.

(b)	The Parent is taken to have consented to a transfer under paragraph (a)(iii)(B) if it does not object to the transfer within 10 Business Days of being notified of it.

(c)	If a Retiring Subscriber proposes a transfer of a Commitment, and its Share of some outstanding Funding Portions has been provided by a Subscriber Affiliate of the Retiring Subscriber, the Retiring Subscriber must ensure that its Subscriber Affiliate is bound by the relevant Substitution Certificate.

(d)	To the extent that it is able to do so, a New Subscriber must nominate a Lending Office for each Borrower that is located in the same jurisdiction as that Borrower (or, in the case of a Borrower in Germany, a Lending Office that is based in a member state of the European Union).

13.4	Procedure for substitution

(a)	A Retiring Subscriber may arrange to novate a New Subscriber for itself and its Subscriber Affiliates in respect of all or part of a Commitment, the corresponding proportion of its Share of each relevant Funding Portion and interest in the Debentures which correspond with the amount of the commitment to be transferred and related rights and obligations under the Transaction Documents, by delivering to the Facility Agent 4 counterparts of a Substitution Certificate executed by the Retiring Subscriber and by the proposed New Subscriber in the Australian Capital Territory or outside Australia.

(b)	Each party to this document (other than the Retiring Subscriber and the proposed New Subscriber and their respective Subscriber Affiliates) irrevocably authorises the Facility Agent to execute:

(i)	a Substitution Certificate delivered under paragraph (a) in the Australian Capital Territory or outside Australia;

(ii)	any other document, and to do anything else, that the Facility Agent believes is necessary or desirable to make the substitution,

on its behalf and on behalf of its Subscriber Affiliates.

(c)	After receiving a Substitution Certificate under paragraph (a), the Facility Agent (subject to clause 13.3(a)) must:

(i)	countersign the counterparts on behalf of all the other parties to this document and any Subscriber Affiliates (except the Retiring Subscriber and the proposed New Subscriber and their respective Subscriber Affiliates) in the Australian Capital Territory or outside Australia; and

(ii)	retain 1 counterpart and deliver the others to the Retiring Subscriber, the proposed New Subscriber and the Parent.

(d)	If the Facility Agent countersigns counterparts of a Substitution Certificate as contemplated by paragraph (c) then, on the “Substitution Date” referred to in the Substitution Certificate:

(i)	the New Subscriber is substituted by novation for the Retiring Subscriber and its Subscriber Affiliates in relation to the Commitment (or part, as appropriate) of the Retiring Subscriber as specified in the Substitution Certificate, and the New Subscriber and its Subscriber Affiliates are substituted by novation for the Retiring Subscriber and its Subscriber Affiliates in relation to the corresponding proportion of the Retiring Subscriber’s Share of each relevant Funding Portion as specified in the Substitution Certificate, and to the related rights and obligations;

(ii)	the Retiring Subscriber and its Subscriber Affiliates are released from the obligations to which the New Subscriber is novated; and

(iii)	if the substitution is not part of the primary general syndication of the Facilities, the New Subscriber must pay the Facility Agent (for its own account) a fee of AUD4,000.

13.5	Consequences of substitution

(a)	If a Retiring Subscriber has arranged a novation in accordance with this clause:

(i)	references in each Transaction Document to the Retiring Subscriber and its Subscriber Affiliates as a “Subscriber” are to be taken as references to:

(A)	the Retiring Subscriber and the New Subscriber (and, as appropriate, to their respective Subscriber Affiliates), in each case to the extent of their Commitments and their Shares of outstanding Funding Portions and corresponding interest in Debentures and the related rights and obligations; or

(B)	where the Retiring Subscriber and its Subscriber Affiliates have no further right or Commitment and no further Share in any outstanding Funding Portions, to the New Subscriber (and, as appropriate, its Subscriber Affiliates); and

(ii)	all agreements, representations and warranties made in each Transaction Document survive any novation made under this clause, and take effect for the benefit of the New Subscriber and the Retiring Subscriber (and their respective Subscriber Affiliates) to the extent of their respective Commitments and Shares of outstanding Funding Portions and corresponding interest in Debentures and related rights and obligations, with effect from the “Substitution Date” referred to in the Substitution Certificate.

(b)	The Retiring Subscriber and its Subscriber Affiliates are not responsible to the New Subscriber and its Subscriber Affiliates for the performance by the Parent, any other Group Party or any other person of any obligation under any Transaction Document.

13.6	Subparticipation

Despite any other provision of this document a Subscriber may:

(a)	subcontract any of its obligations; or

(b)	enter into subparticipation or derivative arrangements relating to any of its rights and obligations or those of its Subscriber Affiliates,

without the consent of, or giving notice to, any person. However, the Subscriber or Subscriber Affiliate remains liable for the performance of those obligations as if it had not done so.

13.7	No deductions and withholdings or increased costs in certain circumstances

(a)	Subject to paragraph (b), if:

(i)	a Subscriber assigns or transfers any of its rights or obligations (or those of a Subscriber Affiliate) under the Transaction Documents or changes a Lending Office;

(ii)	the Parent or a Borrower is later required to make a payment under clause 3.6 or 9.1; and

(iii)	the aggregate amount that the Group is obliged to pay to that Subscriber (in the case of a change of Lending Office) or to its assignee or transferee (in the case of an assignment, transfer or substitution) is greater that the aggregate amount that the Group would have been obliged to pay to that Subscriber under the relevant clause if the assignment, transfer, substitution or change had not occurred, the Parent or the Borrower is not obliged to pay that excess if the Subscriber (or the assignee or substitute, where relevant) knew or ought reasonably to have known at the time of the assignment, substitution or change that the assignment, substitution or change would increase the aggregate amount for which the Parent or the Borrower was liable under that clause.

(b)	Paragraph (a) does not apply in relation to a substitution that is made as part of the primary syndication of the Facilities on or before the date which is 90 days after the date of commencement of general syndication as notified by the Lead Arranger and Underwriter to the Parent(or such later date as the Parent and the Arrangers agree).

13.8	Subscriber to bear costs

A Subscriber that makes an assignment, substitution or subparticipation as contemplated by this clause (other than as part of the primary syndication of the Facilities on or before the date which is 90 days after the date of commencement of general syndication, as notified by the Lead Arranger and Underwriter to the Parent (or such later date as the Parent and the Arrangers agree)) must indemnify the Parent for any costs that a Group Party incurs in relation to the process of making the assignment, substitution or subparticipation.

13.9	Reduction of Commitments

If a transfer by novation is made by a Subscriber in accordance with clauses 13.3 and 13.4;

(a)	the Commitment and Face Value Amount of the Debenture held by the Retiring Subscriber is reduced by the amount of the Commitment assumed by the New Subscriber;

(b)	the Commitment of the New Subscriber is the amount it assumes;

(c)	a new schedule 2 must be prepared by the Facility Agent and distributed to each of the Borrowers and the Subscribers setting out the names, addresses and Commitments of the Subscribers in effect from the date of the transfer;

(d)	the Security Trustee must amend the Register to reflect each transfer and the Debentures held by the Retiring Subscriber and the New Subscriber after giving effect to the transfer and including the changes to the Face Value Amounts and the Paid Up Amounts of those Debentures, all in accordance with the Debenture Trust Deed.

14.	FACILITY AGENT TO HOLD DEBENTURE STOCK FOR SUBSCRIBERS AND OTHERS

14.1	Undertaking to pay Facility Agent

(a)	Without limiting any other provision of this document or a Facility Agreement but subject to paragraph (b), the Parent undertakes as a primary obligation to pay to the Facility Agent an amount equal to each amount (in this clause, an “Underlying Amount”) that it or a Borrower is liable to pay to the Facility Agent, an Arranger, a Subscriber or a Subscriber Affiliate from time to time under this document, a Facility Agreement or a Treasury Transaction with a Subscriber or Subscriber Affiliate (whether or not it remains a Subscriber or Subscriber Affiliate) (in this clause 14, a “Swap Counterparty”), at the time and in the currency at and in which the Underlying Amount is so payable.

(b)	The undertaking in paragraph (a) will be taken to be satisfied in relation to an Underlying Amount if that Underlying Amount is actually and irrevocably paid in accordance with the terms for its payment.

14.2	Obligations to rank as Priority 1 Debenture Stockholder’s Debt

The Parent acknowledges that it is a condition to any Funding Portion being drawn that:

(a)	the Parent issue Priority 1 Debenture Stock (as defined in the Security Trust Deed) to the Facility Agent; and

(b)	the Parent nominate this document and the Facility Agreements as “Priority 1 Transaction Documents” for the purposes of the Security Trust Deed.

14.3	Facility Agent to hold payment undertaking and Debenture Stock on trust

(a)	The Facility Agent declares that it holds the benefit of the Parent’s undertaking in clause 14.1, together with the Priority 1 Debenture Stock that is issued to it as contemplated by clause 14.2, on trust for itself, the Arrangers, the Subscribers, their Subscriber Affiliates and the Swap Counterparties from time to time.

(b)	The trust established under paragraph (a) commences on the date of this document and ends (unless it is terminated earlier by the Facility Agent with the consent of all Subscribers and of all Swap Counterparties of which it is notified under paragraph (c)) on the day before the 21st anniversary of the date of this document.

(c)	Each Subscriber must notify the Facility Agent if it or a Subscriber Affiliate enters into a Treasury Transaction with the Parent or a Borrower, giving the Facility Agent sufficient details of the transaction to enable it to manage its rights and obligations under this clause.

14.4	Waiver of annual security updates

The Facility Agent will direct the Security Trustee in accordance with clause 3.3 of the Security Trust Deed to waive the requirement that the Parent comply with its obligations under the last sentence of clause 3.22 of the Security Trust Deed during the term of this document. The Facility Agent may however require the Parent to produce an opinion of counsel of the type referred to in the last sentence of clause 3.22 of the Security Trust Deed in relation to a particular jurisdiction at any time if it reasonably considers it necessary to do so.

15.	CONFIDENTIALITY

15.1	General

Subject to clause 15.2, a party must not disclose any information concerning the contents of, or the transactions contemplated by, any Transaction Document to any person who is not a party, except to the extent that:

(a)	(permitted by documents) the disclosure is expressly permitted by a Transaction Document;

(b)	(Bid Documents) any disclosure is made in the Bid Documents or in any offer document for High Yield Notes, New High Yield Notes or Capital Notes;

(c)	(consent) the Parent and the Facility Agent consent to the disclosure (such consent not to be unreasonably withheld);

(d)	(public domain) the information is already in the public domain, unless it entered the public domain because of a breach of confidentiality by the party;

(e)	(employees and advisers) the disclosure is made on a confidential basis to the party’s officers, employees, agents, financiers or professional advisers, and is necessary for the party’s business;

(f)	(comply with laws) the disclosure is necessary to comply with any applicable law, or regulation, the ASX listing rules, the US Securities and Exchange Commission or any direction of any Government Agency or regulatory body, or an order of a court or tribunal;

(g)	(comply with directives) the disclosure is necessary to comply with a directive or request of any Government Agency or stock exchange (whether or not having the force of law) so long as a responsible person in a similar position would comply;

(h)	(obtain Authorisations) the disclosure is necessary or desirable to obtain an Authorisation from any Government Agency or stock exchange; or

(i)	(discovery and litigation) the disclosure is necessary or desirable in relation to any discovery of documents, or any proceedings before a court, tribunal, other Government Agency or stock exchange.

15.2	Disclosure to assignees or substitutes

(a)	Subject to paragraph (b), a Subscriber may:

(i)	disclose to a Subscriber Affiliate, a proposed assignee or substitute under clause 13, or any other person who proposes to enter into contractual relations with a Subscriber in relation to any Transaction Document, any information about the Group which that Subscriber considers appropriate; and

(ii)	give a copy of any Transaction Document to a proposed assignee or substitute under clause 13 or any other person described in paragraph (a)(i).

(b)	Any disclosure made under paragraph (a) may only be made if the person to whom the information or document is disclosed undertakes for the benefit of the Parent to keep that information or document confidential as required by clause 15.1.

16.	NOTICES

16.1	How to give a notice

A notice, consent or other communication under this document or either Facility Agreement is only effective if it is:

(a)	in writing, signed by or on behalf of the person giving it;

(b)	addressed to the person to whom it is to be given; and

(c)	either:

(i)	delivered or sent by pre-paid mail (by airmail, if the addressee is overseas) to that person’s address; or

(ii)	sent by fax to that person’s fax number and the machine from which it is sent produces a report that states that it was sent in full.

16.2	When a notice is given

A notice, consent or other communication that complies with this clause is regarded as given and received:

(a)	if it is delivered or sent by fax:

(i)	by 5.00 pm (local time in the place of receipt) on a Business Day - on that day; or

(ii)	after 5.00 pm (local time in the place of receipt) on a Business Day, or on a day that is not a Business Day — on the next Business Day; and

(b)	if it is sent by mail - on actual receipt.

16.3	Address for notices

A person’s address and fax number are those set out below, or as the person notifies the sender:

Each Group Member
Address:	c/- Burns, Philp & Company Limited
Level 23
56 Pitt Street
SYDNEY NSW 2000
Fax number:	(612) 9247 3272
Attention:	Helen Golding, Company Secretary and General Counsel

Lead Arranger and Underwriter
Address:	Level 27
101 Collins Street
MELBOURNE VIC 3000
Fax number:	(613) 9280 1890
Attention:	Michael Tierney, Director

Co-Lead Arrangers and Underwriters BOS International (Australia) Limited
Address:	Level 11
50 Carrington Street
Sydney NSW 2000
Fax number:	(02) 9248 2199
Attention:	Stephen Pollock

Credit Agricole Indosuez Australia Limited
Address:	Level 2
Grosvenor Place
225 George Street
Sydney NSW 2000
Fax number:	(61 2) 9252 4691
Attention:	Michael Johnston

Facility Agent
Address:	Level 27 101 Collins Street MELBOURNE VIC 3000
Fax number: Attention:	(613) 9653 3444 Malcolm White – Facility Agent

Subscribers

As set out in schedule 2 or a Substitution Certificate, as appropriate.

16.4	Reliance on notices

The Facility Agent may rely without enquiry on a notice, consent or other communication that appears on its face to have been given by the Parent, a Group Party or an Authorised Representative of the Parent or a Group Party. The Parent and each other Group Party is bound by any such notice, consent or other communication.

17.	AMENDMENTS AND WAIVERS

17.1	Agreement of Facility Agent

(a)	Subject to the other provisions of this clause, the Facility Agent and the Parent may amend, supplement, replace or novate a Transaction Document, and the Facility Agent may waive an obligation of a Group Party under a Transaction Document, in writing. The Facility Agent may execute an amendment, supplement, replacement, novation or waiver on behalf of all Subscribers and Subscriber Affiliates. The Parent may execute an amendment, supplement, replacement, novation or waiver on behalf of all Group Parties.

(b)	The Facility Agent must promptly notify each Subscriber if a Transaction Document is amended, supplemented, replaced or novated, or an obligation of a Group Party is waived, under paragraph (a).

17.2	Agreement of Majority of Subscribers

The Facility Agent may only execute an amendment, supplement, replacement, novation or waiver of a Transaction Document, other than:

(a)	to effect matters of a formal, minor or technical nature; or

(b)	to correct a manifest error,

with the consent of a Majority of Subscribers.

17.3	Agreement of all Subscribers

The Facility Agent may only execute an amendment, supplement, replacement, novation or waiver that:

(a)	relates to the definition of “Majority of Subscribers” in clause 1.1;

(b)	extends the date for, decreases the amount of, or changes the currency of, any payment under a Transaction Document;

(c)	increases a Subscriber’s Commitment;

(d)	waives a payment default;

(e)	releases a Security where this is not otherwise permitted by this document;

(f)	changes any Interest Rate (as defined in a Facility Agreement);

(g)	relates to this clause or to clause 12; or

(h)	relates to a provision that provides expressly that it may only be amended, supplemented, replaced, novated or waived with the consent of all the Subscribers,

with the consent of all the Subscribers.

17.4	Waiver generally

Without limiting clauses 17.1 to 17.3, a right may only be waived in writing, and:

(a)	no other conduct (including a failure to exercise, or delay in exercising, the right) operates as a waiver of the right or otherwise prevents the exercise of the right;

(b)	a waiver of a right on one or more occasions does not operate as a waiver of that right if it arises again; and

(c)	the exercise of a right does not prevent any further exercise of that right or of any other right.

18.	GENERAL

18.1	Governing law

(a)	Each New Transaction Document is governed by the law in force in New South Wales.

(b)	Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction in New South Wales, and any court that may hear appeals from any of those courts, for any proceedings in connection with any Transaction Document, and waives any right it might have to claim that those courts are an inconvenient forum.

(c)	Each Group Party appoints the Parent as its agent to receive service of process for any proceedings in connection with any Transaction Document. Each Group Party undertakes to maintain this appointment until all amounts actually or contingently owing under any Transaction Document have been fully and irrevocably paid, and agrees that any process served on the Parent is taken to be served on it.

18.2	Waiver of immunity

To the extent that a Group Party can claim immunity in any jurisdiction for itself or its property from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process, or to the extent that any such immunity may be attributed to a Group Party or its property in any jurisdiction (whether or not it claims that immunity), that Group Party irrevocably waives that immunity and agrees not to claim it to the full extent permitted by the laws of that jurisdiction in respect of any liability or litigation that arises (directly or indirectly) out of, under or in connection with this document or any other Transaction Document. Without limiting this, each Group Party agrees that the waiver of immunity in the previous sentence is to have effect under, and to be construed in accordance with, the Foreign Sovereign Immunities Act of 1976 of the United States of America in any proceedings taken in any jurisdiction to which that Act applies.

18.3	Waiver of jury trial

Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this document or any other Transaction Document. Each party:

(a)	certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver; and

(b)	acknowledges that it and the other parties to this document have been induced to enter into this document and the other Transaction Documents, as applicable, by, among other things, the mutual waivers and certifications in this subclause.

18.4	Liability for Taxes and expenses

The Parent must indemnify each Arranger and the Facility Agent against, and must pay each such party on demand the amount of, all Taxes (other than Excluded Taxes) and reasonable expenses incurred in connection with:

(a)	the negotiation, preparation, execution, stamping and registration of each Transaction Document and the syndication of the Facilities (to the extent required by law or approved by the Parent);

(b)	the transactions that each Transaction Document contemplates; and

(c)	any amendment to, or any consent, approval, waiver, release or discharge of or under, any Transaction Document,

including legal expenses in all applicable jurisdictions on a full indemnity basis, travel costs, printing, telecommunications, stamp duties and other out-of-pocket expenses, and expenses incurred in engaging consultants. This indemnity applies whether or not a Funding Portion is ever requested or made.

18.5	Giving effect to the Transaction Documents

Each Group Party must do anything (including execute any document), and must ensure that its employees and agents do anything (including execute any document), that the Facility Agent may reasonably require to give full effect to each Transaction Document.

18.6	Operation of the Transaction Documents

(a)	Any right that the Facility Agent, an Arranger, a Subscriber or a Subscriber Affiliate may have under the Transaction Documents is in addition to, and does not replace or limit, any other right that it may have.

(b)	Any provision of a Transaction Document which is unenforceable or partly unenforceable is, where possible, to be severed to the extent necessary to make the Transaction Document enforceable, unless this would materially change the intended effect of the Transaction Document.

18.7	Operation of indemnities

(a)	Each indemnity in a Transaction Document survives the expiry or termination of any Transaction Document.

(b)	A party may recover a payment under an indemnity in a Transaction Document before it makes the payment in respect of which the indemnity is given.

18.8	Consents

Where a Transaction Document contemplates that a party may agree or consent to something (however it is described), that party may:

(a)	agree or consent, or not agree or consent, in its absolute discretion; and

(b)	agree or consent subject to conditions,

unless the Transaction Document expressly contemplates otherwise.

18.9	Statements by the Facility Agent

A statement by an Authorised Representative of the Facility Agent on any matter relating to any Transaction Document (including any amount owing by a Group Party) is conclusive unless clearly wrong on its face.

18.10	Set-off

If an Event of Default occurs, each Subscriber or Subscriber Affiliate, without notice to any Group Party, may combine any account that any Group Party holds with it with, or set off any amount that is or may become owing by it or any related body corporate to any Group Party against, any amount owing by the Group Party to the Subscriber or Subscriber Affiliate under any Transaction Document. For this purpose the Facility Agent, each Subscriber and each Subscriber Affiliate may:

(a)	change the terms (including the repayment date) of any account or other payment obligation between the parties;

(b)	convert amounts into different currencies in accordance with its usual practice; and

(c)	do anything (including execute any document) in the name of any Group Party that it considers necessary or desirable.

This subclause overrides any other document or agreement to the contrary.

18.11	No merger

Nothing in a Transaction Document merges with any other Security Interest, or any Guarantee, judgment or other right or remedy, that the Facility Agent, an Arranger, a Subscriber or a Subscriber Affiliate may hold at any time.

18.12	Exclusion of contrary legislation

Any legislation that adversely affects an obligation of a Group Party, or the exercise by the Facility Agent, an Arranger, a Subscriber or a Subscriber Affiliate of a right or remedy, under or relating to a Transaction Document is excluded to the full extent permitted by law.

18.13	Counterparts

Each New Transaction Document may be executed in counterparts.

18.14	Attorneys

Each person who executes this document on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

18.15	Parties

Each person who is expressed to be a party to this document is not bound by the terms of this document until that party executes this document.

SCHEDULE 1

BORROWERS

Jurisdiction of
Name of Borrower	Address	incorporation
Burns Philp Treasury (Australia) Limited ACN 003 731 986	Level 23 56 Pitt Street SYDNEY NSW 2000 AUSTRALIA	Australia

Burns Philp Deutschland GmbH (Registered No. HRB 65911)	Wandsbeker Zollstrasse 59 22041 HAMBURG GERMANY	Germany

Burns Philp Inc. (Fed 10#22-272392)	c/- The Corporation Trust Company County of New Castle 1209 Orange Street WILMINGTON DE 19801 UNITED STATES OF AMERICA	USA

Burns Philp (New Zealand) Limited (AK 112484)	54 Ponsonby Road AUCKLAND NEW ZEALAND	New Zealand

Burns Philp Food Limited	31 Arlie Street Lasalle QUEBEC H8R1Z8 CANADA	Canada

BPC1 Pty Limited ACN 101 665 918	Level 23 56 Pitt Street SYDNEY NSW 2000 AUSTRALIA	Australia

SCHEDULE 2

INITIAL SUBSCRIBERS

Name	Notice details
Credit Suisse First Boston, Melbourne Branch ABN 17 061 700 712	Level 27 101 Collins Street MELBOURNE VIC 3000 Attention: Malcolm White

BOS International (Australia) Limited ABN 23 066 601 250	Level 11 50 Carrington Street SYDNEY NSW 2000 Attention: Stephen Pollock

Credit Agricole Indosuez Australia Limited ABN 32 002 540 409	Level 22 Grosvenor Place 225 George Street SYDNEY NSW 2000 Attention: Michael Johnston

NEW SUBSCRIBERS

Name	Notice details
Australia and New Zealand Banking Group Limited ABN 11 005 357 522	Level 1 20 Martin Place SYDNEY NSW 2000 Attention: Sanjeshni Singh

Bank of Western Australia Limited ACN 050 494 454	Level 7 Grosvenor Place 225 George Street SYDNEY NSW 2000 Attention: Frik Dreyer

Bayerische Hypo-Und Vereinsbank AG, Singapore Branch	30 Cecil Street #26-01 Prudential Tower SINGAPORE 049712 Attention: Mr Sheldon Wong / Mr Geoffrey Green / Ms Tan Liang Sze / Ms Karen Yap

BNP Paribas ARBN 000 000 017	60 Castlereagh Street SYDNEY NSW 2000 Attention: Director, Corporate Banking and Manager, Corporate Operations respectively

Name	Notice details
Commonwealth Bank of Australia ABN 48 123 123 124	Level 5 120 Pitt Street SYDNEY NSW 2000 Attention: Scott Wilson

Crédit Industriel et Commercial, Singapore Branch	9 Raffles Place #23-01/02 Republic Plaza Singapore 048619 Attention: Kiang Kin Ngoh

National Australia Bank Limited ABN 12 004 004 937	Level 24 255 George Street SYDNEY NSW 2000 Attention: Sebastian Paphitis - Manager

Rabo Australia Limited ABN 39 060 452 217	Level 7 Rabobank House 115 Pitt Street SYDNEY NSW 2000 Attention: Brett Agg

SG Australia Limited ABN 72 002 093 021	Level 21 400 George Street SYDNEY NSW 2000 Attention: Michael Lang

United Overseas Bank Limited, Sydney Branch ABN 56 060 785 284	Level 9 32 Martin Place SYDNEY NSW 2000 Attention: Mrs Margaret Chua

WestLB AG, Sydney Branch ABN 70 076 170 039	Credit Matters

Level 29
60 Margaret Street
SYDNEY NSW 2000
Attention Stewart
Bubb/Horst Kleinecke

Administrative Matters

Level 29
60 Margaret Street
SYDNEY NSW 2000
Attention: Joe
Champion/Rosetta Pelle

SCHEDULE 3-1

CONDITIONS PRECEDENT

PART A – CONDITIONS PRECEDENT TO DELIVERY OF FIRST DRAWDOWN NOTICE

1.	A certificate in respect of each Group Party that is to execute a New Transaction Document (other than a Supplemental Security), dated no earlier than the fifth Business Day before the date of the first Drawdown Notice, substantially in the form of schedule 3-2, with the attachments listed in the certificate.

2.	A copy of each Authorisation that is necessary or desirable for any Group Party to enable it to enter into the New Transaction Documents (other than a Supplemental Security).

3.	A certificate of currency from a reputable insurance broker in relation to the Group’s global insurance policies, together with a report from that insurance broker confirming that those policies comply with clause 5.1(j).

4.	A copy of the current Agreed Hedging Program.

5.	Evidence that the commitments of each lender under the term loan facility agreement dated 2 August 2001 and the revolving loan facility agreement dated 2 August 2001 between the Parent, the Facility Agent and others will be fully cancelled and all moneys actually or contingently owing to each lender under those agreements (other than in respect of Existing Treasury Transactions) will be fully repaid on and from the Funding Portions on the first Drawdown Date under the Facility Agreements and that those agreements will cease to be transaction documents for the purposes of the Security Trust Deed and the debenture stock issued for the benefit of those lenders redeemed and cancelled.

6.	A certified copy of the Bid Documents.

7.	Receipt by the Parent of an amount of not less than AUD 50,000,017.80 from the exercise of 250,000,089 options to acquire shares in the Parent.

8.	Evidence that:

(a)

(i)	BPC1 has a relevant interest in at least 90% (by number) (disregarding any relevant interests that BPC1 has in Goodman shares merely because of the operation of section 608(3) of the Corporations Act)of the ordinary shares in Goodman; and

(ii)	BPC1 has acquired for at least 75% (by number) of the Goodman shares that BPC1 offered to acquire under the Offer (whether the acquisitions happened under the Offer or otherwise);

(b)	any approvals or consents that are required by law, or by any public authority, as are necessary to permit:

(i)	the Offer to be lawfully made to and accepted by Goodman’s shareholders; and

(ii)	the Transactions,

have been granted, given, made or obtained on an unconditional basis, and remain in full force and effect in all respects, and have not become subject to any notice, intimation or indication of intention to revoke, suspend, restrict, modify or not renew the same.

9.	Evidence that the Offer has not been amended or varied (other than the waiver of the 90% minimum acceptance condition) since first issue of the Offer without the prior written consent of the Facility Agent acting on the instructions of the Super-Majority of Subscribers (such consent is not required unless the amendment or variation would result in:

(a)	the bid price for each share in Goodman under the Offer being an amount which, when multiplied by the aggregate number of all shares being bid for by BPC1, would exceed the Total Commitment, the total commitment of the Term B Facility Agreement and the Capital Notes Bridge Facility Agreement and the other sources of funding (other than the Revolving Facility Agreement) to enable the acquisition of all of the shares in Goodman; or

(b)	any condition of the Offer that is also a condition to borrowing under the Term B Facility Agreement or the Capital Notes Bridge Facility Agreement, being waived),

and without limiting item 8 of Part A of this Schedule 3-1, no consent of the Facility Agent (acting on the instructions of the Super-Majority of Subscribers) is required for BPC1 to drop its condition of the Offer with respect to having a relevant interest in at least 90% (by number) (disregarding any relevant interests that BPC1 has in Goodman shares merely because of the operation of section 608(3) of the Corporations Act) of the ordinary shares in Goodman.

10.	The Group has not, before it acquires all of the issued shares in Goodman consented to, approved or agreed to the payment or declaration of any dividends by Goodman or the making of any distributions by Goodman to its shareholders without the prior written consent of the Facility Agent acting on the instructions of the Super-Majority of Subscribers.

11.	Evidence that on the first Drawdown Date, all of the shares in Goodman that have been acquired by BPC1 by the first Drawdown Date will have been transferred to a sponsored holding of which Credit Suisse First Boston Australia Equities Limited is the controlling participant pursuant to and as those later terms are defined in the Sponsorship Deed.

12.	A Group Structure Chart.

13.	Compliance with and satisfaction or waiver by BPC1 of the bid conditions set out in the Bid Documents and satisfaction or waiver of the conditions precedent set out in the Term B Facility Agreement and the Capital Notes Bridge Facility Agreement such that the Parent and its Subsidiaries shall have borrowed or issued notes or be entitled to borrow or issue notes under those agreements, as the case may be, in aggregate amounts when combined with the proceeds of the Facilities and other sources of funds, are sufficient to finance the consummation of the Transactions.

14.	Evidence that after giving pro forma effect to the acquisition of Goodman and the financing of the acquisition (including with respect to any reduction in the amount of any senior debt to be used to finance the Transactions) on the first Drawdown Date:

(a)	the ratio of Total Debt to pro forma consolidated adjusted LTM EBITDA shall not exceed 4.5 to 1.00; and

(b)	the ratio of consolidated senior debt (being Total Debt less any component of Total Debt which is subordinated to the liabilities owed to the Subscribers under the Transaction Documents) to pro forma consolidated adjusted LTM EBITDA shall not exceed 3.00 to 1.00.

15.	Receipt of:

(a)	audited, consolidated balance sheets and related statements of income, stockholder’s equity and cash flow of the Parent for the 2000, 2001 and 2002 fiscal years; and

(b)	unaudited, consolidated balance sheet and related statements of income, stockholders equity and cash flows of the Parent for:

(i)	each subsequent fiscal quarter ended 45 days before the first Drawdown Date; and

(ii)	each fiscal month after the most recent 2003 fiscal quarter for which financial statements were received as described above and ended 30 days before the first Drawdown Date; and

(c)	pro forma consolidated balance sheets and related pro forma consolidated statements of income, and cashflows of the Group as of and for the 12 months ended 30 June 2002 and 31 December 2002, prepared after giving effect to the Transactions as if the Transactions had occurred as of such dates (in the case of each such balance sheet) or at the beginning of such periods (in the case of such other financial statements).

16.	Evidence that there is no litigation, governmental, administrative or judicial action, actual or threatened, that could reasonably be expected to restrain, or prevent the Transactions or the other transactions contemplated thereby (other than a determination by the Australian Securities and Investments Commission or the Takeovers Panel in exercise of the powers and discretions conferred by Chapter 6 of the Corporations Act 2001 (Cth)).

17.	Evidence that the Parent has not acquired any business or any shares in any other company (other than acquisitions by the Parent which the Facility Agent is aware of and including for the avoidance of doubt, the acquisition of the Fleischmann business unit from Kraft Foods International Inc) until the earlier of:

(a)	the date the Parent acquires all of the shares in Goodman; or

(b)	the Parent has withdrawn the Offer.

18.	Evidence that there has not occurred:

(a)	any event, change or condition (each such event, change or condition, a “Relevant Event”) that has had, or could reasonably be expected to have, a material adverse effect on the business, financial or trading position, assets or liabilities, profitability or prospects of Goodman or any of its Subsidiaries, taken as a whole, since 30 June 2002 (except for:

(i)	such events, changes or conditions disclosed in public filings by Goodman or any of its Subsidiaries prior to the date of this agreement); and

(ii)	any event, change or condition that may arise as a consequence of the announcement or consummation of the Offer or the financing therefor),

and that occurs, is announced or is made or becomes known to the Parent (whether or not it is made public) (it being understood that a Relevant Event includes where it becomes known to the Parent that information publicly filed by Goodman or any of its Subsidiaries is, or is likely to be, incomplete, incorrect, untrue or misleading);

(b)	any event, change or condition that has had, or could reasonably be expected to have, a material adverse effect on the business, assets, operations, financial condition or prospects of the Parent and its Subsidiaries, taken as a whole, since 30 June 2002 (excluding any event, change or condition that may arise as a consequence of the announcement or consummation of the Offer or the financing therefor) (it being understood that the Arrangers are not aware of any event, change or condition that has had, or could reasonably be expected to have, such a material adverse effect from 30 June 2002 to the date of this agreement); and

(c)	any disruption or adverse change in financial, banking or capital markets, or in the market for new issuances of leveraged loans in each case, that could reasonably be expected to materially adversely affect the syndication of the Facilities.

PART B – CONDITIONS PRECEDENT TO FUNDING

1.	An executed original of each New Transaction Document (other than a Supplemental Security).

2.	If required by the Facility Agent:

(a)	evidence that any duty payable in connection with the entry into the Transaction Documents (other than a Supplemental Security) has been paid; or

(b)	the amount of money which, in the Facility Agent’s opinion, is required for payment of any duty payable in connection with the entry into the Transaction Documents (other than a Supplemental Security).

3.	Evidence that all registrable Transaction Documents (other than a Supplemental Security) have been properly registered in all relevant jurisdictions or are in registrable form.

4.	Evidence that each New Security Document (other than a Supplemental Security) has become effective, or will become effective immediately after Funding Portions are provided on the first Drawdown Date.

5.	Evidence that all fees and expenses that are payable to the Arrangers, the Facility Agent and the Subscribers have been paid in full.

6.	The following legal opinions:

(a)	an opinion from Freehills, Australian legal counsel to the Group;

(b)	an opinion from Mallesons Stephen Jaques, Australian legal counsel to the Subscribers;

(c)	an opinion from Australian legal counsel to the Security Trustee;

(d)	an opinion from US legal counsel to JP Morgan Chase Bank;

(e)	opinions from legal counsel in the following jurisdictions (except where any Supplemental Security required in that jurisdiction has not been provided):

(i)	Argentina;

(ii)	Brazil;

(iii)	Canada;

(iv)	the United Kingdom;

(v)	Germany;

(vi)	the Netherlands;

(vii)	New Zealand;

(viii)	Spain;

(ix)	the United States of America;

(x)	Uruguay; and

(f)	any other legal opinion required by the Facility Agent to be given by local counsel in a jurisdiction in which a Subsidiary has acquired any shares or assets comprising the Fleischmann business unit and has executed a guarantor accession deed.

7.	Where the Funding Portion is to be utilised for the purpose of acquiring shares in Goodman, the Facility Agent has received written confirmation from ASX Perpetual Registrars Limited, the share registrar appointed by BPC1, certifying the number of shares in Goodman in respect of which BPC1 has received acceptances.

SCHEDULE 3-2

CERTIFICATE

[[name of Group Party] [ABN/ACN/ARBN] [number]]

To:	Credit Suisse First Boston
Melbourne Branch
Level 27
101 Collins Street
Melbourne Vic 3000

Attention:	[name]

Senior Funding Agreement

I refer to the Senior Funding Agreement dated [date] (the “Agreement”) between Burns, Philp & Company Limited, certain of its subsidiaries, Credit Suisse First Boston, Melbourne Branch, [ ] and others. Terms used in this certificate that are defined in the Agreement have the same meanings as in the Agreement.

I am a director/company secretary of [Burns, Philp & Company Limited, the holding company of] [name of entity].

The attachments to this certificate are complete and up to date copies of:

1.	the certificate of incorporation and the constitution of [name of entity], as in force when the resolutions mentioned below were passed and at all times since;

2.	an extract from the minutes of a meeting of the board of directors of [name of entity] containing resolutions (which have not been amended or revoked and are in full force) that:

(a)	authorise execution and (where applicable) delivery by [name of entity] of each New Transaction Document;

(b)	authorise the exercise by [name of entity] of its rights and the performance by the [name of entity] of its obligations under each New Transaction Document; and

(c)	appoint Authorised Representatives for [name of entity]; and

3.	the power of attorney (which has not been revoked by [name of entity] and is in full force) authorising the execution and (if appropriate) delivery of each New Transaction Document on behalf of [name of entity].

The persons named below are [name of entity]’s Authorised Representatives and the signature appearing beside the name of each Authorised Representative is the true signature, or a copy of the true signature, of that person.

Authorised Representatives

Name	Position	Signature

Dated [date].

Signed by director/secretary of the Parent:
Signature of director/secretary

Name

SCHEDULE 4

NEW SECURITY DOCUMENTS

1.	Priority 1 Debenture Stock in favour of the Facility Agent.

2.	Nomination of Transaction Document for the purposes of the Security Trust Deed and the Priority 1 Debenture Stock referred to in paragraph 1 above.

3.	Sponsorship Deed.

4.	Nomination of Transaction Document for the purposes of the Debenture Trust Deed.

5.	Supplemental Securities.

SCHEDULE 5

EXISTING ENCUMBRANCES

Company	Country	BP Ownership %	Encumbrance to	Currency	Amount	$US Equivalent	Due date	Encumbrance
Burns Philp India (Private) Ltd	India	100%	Union Bank of India	INR	8,500,000	175,711	23 August 2006	Inventory, Trade Debtors, Plant & Equipment
Cochin Private Spices Ltd	India	100%	State Bank of Travancore	INR	45,500,000	940,568	31 December 2006	Inventory, Trade Debtors, Plant & Equipment, BPC Guarantee
Mauri Fermentos, SA	Portugal	96%	Banco Commercial Portugues	EUR	998,000	1,011,760	Rolling	Bank Draft
Mauri-La Nga Fermentation Co Ltd	Vietnam	66%	Vietcom Bank	VMD	30,000,000	1,955,162	31 December 2002	Plant & Equipment
Harbin Mauri Yeast Company Ltd	China	85%	Commercial Bank	RMB	6,000,000	724,883	19 September 2003	Mortgage over Plant and Buildings
Harbin Mauri Yeast Company Ltd	China	85%	Communications Bank	RMB	23,000,000	2,778,717	5 March 2003	Mortgage over Plant and Buildings
PT Sama Indah	Indonesia	49%	NISP Bank	IDR	10,000,000,000	1,111,111	14 June 2005	Corporate Guarantee from PT Indo Fermex & mortgage on fixed assets of Sama Indah
Mauri Fermentation (Malaysia) Sdn Bhd	Malaysia	41.8%	HongkongBank (M) BHD	MYR	4,050,000	1,065,789	6 October 2006	Negative Pledge and general security
Mauri Fermentation Pakistan (Private) Ltd	Pakistan	50%	Union Bank	PKR	40,000,000	680,000	31 December 2006	Mortgage over land, buildings, fixtures, moveables and receivables

SCHEDULE 6

EXISTING JOINT VENTURES

Joint Venture	Jurisdiction of incorporation
Levaduras Collico SA	Chile
Meishan-Mauri Yeast Co Ltd	China
P.T. Indo Fermex	Indonesia
P.T. Jaya Fermex	Indonesia
P.T. Sama Indah	Indonesia
Ardigillan	Ireland
Greenoge	Ireland
Gulistan	Ireland
Killeek	Ireland
Kingswinford Ltd	Ireland
Kinter International Limited	Ireland
Knaresboro Ltd	Ireland
Knowsley Ltd	Ireland
Proofex Products Company	Ireland
Yeast Products Limited	Ireland
Mauri Fermentation (Malaysia) Sdn Bhd	Malaysia
Mauri Fermentation Pakistan (Private) Ltd	Pakistan
Pilmico-Mauri Food Corporation	Philippines
Kombinat Pischevikh Produktov	Russia
Mauri Products Ltd	UK

SCHEDULE 7

EXISTING TREASURY TRANSACTIONS

Our Company	Counterparty	Currency	Amount	Pay	Rate	Maturity
SWAP TRANSACTIONS
Burns Philp Inc.	SG Australia Limited	USD	75,000,000	Fixed	2.740	16/12/2005
Burns Philp Inc.	SG Australia Limited	USD	20,000,000	Fixed	5.520	16/09/2003
Burns Philp Inc.	SG Australia Limited	USD	50,000,000	Fixed	5.545	15/08/2006
Burns Philp Inc.	The Toronto Dominion Bank	USD	25,000,000	Fixed	5.853	30/03/2006
Burns Philp Inc.	The Toronto Dominion Bank	USD	20,000,000	Fixed	5.853	30/03/2006
Burns Philp Inc.	The Toronto Dominion Bank	USD	25,000,000	Fixed	5.550	18/09/2003
Burns Philp Food Limited	SG Australia Limited	CAD	5,000,000	Fixed	6.500	28/03/2003
Burns Philp Food Limited	The Toronto Dominion Bank	CAD	10,000,000	Fixed	5.780	18/09/2003
Burns Philp Treasury (Australia) Limited	The Toronto Dominion Bank	USD	25,000,000	Fixed	5.853	30/03/2006
Burns Philp Treasury (Europe) BV	The Toronto Dominion Bank	EUR	5,112,919	Fixed	4.160	18/09/2003
Burns Philp (New Zealand) Limited	SG Australia Limited	NZD	10,000,000	Fixed	7.150	17/09/2003
FOREIGN EXCHANGE TRANSACTION			BINARY PAYOUT	LOWER BINARY	UPPER BINARY	MATURITY DATE
BPC1 Pty Limited (Double No-Touch Binary – AUD/NZD) Notional NZD amount 200,000,000	Credit Suisse First Boston	AUD	2,850,000	1.0608	1.0878	14/3/2003

SCHEDULE 8

US OBLIGORS

US Obligor	Relevant Locations (clause 4.3(e))		Relevant Locations (clause 4.3(e))
Burns Philp Food Inc.	1.	G R Daniels 19258 Turner Avenue Hutchinson, MN 55350	15.	Oakland Yeast Plant Oakland Vinegar Plant 921 98th Avenue Oakland, CA

	2.	Crooks 651 Armour Dale Pkwy Kansas City, KS 66105	156.	Washington Vinegar Plant 1115 Zehnder Street Sumner, WA

	3.	Bay Cities Warehouse Co Inc 31474 Hayman Street Hayward, CA 94544	17.	Wisconsin Vinegar Plant 1931 South 14th Street Manitowoc, WI

	4.	Bridgeport Distribution 16520 SW 72nd Avenue #7 Portland, OR 97224	18.	Michigan Vinegar Plant 465 Harbor Avenue Monroe, MI

	5.	300 Union Bower Court Ste 310 Irving TX

	6.	215 Edgewood Avenue West Berlin, NJ 08091

	7.	420 East 13th Avenue N. Kansas City, MO 64116

	8.	5800 Outlook Pkwy, Ste B Norcross, GA 30093

	9.	411 Rockwell Court Burr Ridge, IL 60521

	10.	2743 Riverport Road Memphis, TN 38109

	11.	14722 Anson Avenue Santa Fe Springs, CA 90670

US Obligor	Relevant Locations (clause 4.3(e))		Relevant Locations (clause 4.3(e))
	12.	Greenville Benchmate Plant 6311 Industrial Drive Greenville, TX	19.	35 Adams Street North Hutchinson, MN 55350

			20.	240 Larkin Williams Industrial Parkway Fenton, MO 63026

	13.	Prism 3632 Peterson Road Stockton, CA 95206	21.	Jacobson 4141 Dixon Street Des Moines, IA 50301

	14.	Excel 401 First Street Middleton, PA 17057	22.	Pilot Air Freight 701B Ashland Avenue Folcraft, PA 19032

			23.	2276 Westbrook Drive Columbus, OH 43228

Tone Brothers, Inc.	1.	2301 SE Tone’s Drive Ankeny, IA, 50021	3.	Decko Products 2105 Superior Street Sandusky, OH 44870

	2.	Warehousing Unlimited 122 Kohlman Road Fond Du Lac, WI 54936

SCHEDULE 9

EXCLUDED ASSETS

Shares in Nutrition 21	The shares in Nutrition 21 Inc., formerly AMBI Inc.

Surplus properties	All or part of the property at 115 Zehnder Street, Sumner, Washington, U.S.A.

The property at Tronador 71, 1427 Buenos Aires, Argentina (Hurlingham).

The property at Av. Gobernador Vergara 2950, 1686 Santos Tesei, Argentina

The property at 921 98th Avenue, Oakland, California, USA

The property at Molina Arrotea 2151, 1832 Lomas de Zamora

The property at Camino Costa Brava s/n, Zarate, Provincia de Buenos Aires

The property at 465 Harbor Ave., Monroe, Michigan, U.S.A.

The property at 1819 South 9th St., Manitowoc, Wisconsin, U.S.A.

The property at Lot 8, Markeys Road, Marian, Queensland, Australia

SCHEDULE 10

NOT USED

SCHEDULE 11

DISCLOSURES FOR THE PURPOSES OF CLAUSES 4.1 AND 4.2

1.	The finalisation of some New Security Documents may be a condition subsequent to drawdown and accordingly representations and warranties in relation to such documents may not be correct at the date of this document or at the first Drawdown Date.

2.	The representations and warranties are subject generally to any matter specifically disclosed in any of the legal opinions delivered under clause 2.1.

SCHEDULE 12

SUBSTITUTION CERTIFICATE

DATE

PARTIES

The financial institution listed in part A of the schedule, for itself and each of its Subscriber Affiliates (the “Retiring Subscriber”)

The financial institution listed in part B of the schedule, for itself and each of its proposed Subscriber Affiliates (the “New Subscriber”)

Credit Suisse First Boston Melbourne Branch ARBN 061 700 712 (the “Facility Agent”), for itself and for each other party to the Senior Funding Agreement and the Facility Agreements and any Subscriber Affiliates (except for the Retiring Subscriber and the New Subscriber and their respective Subscriber Affiliates)

1.	INTERPRETATION

1.1	Definitions

The following definitions apply in this document.

“Relevant Funding Portion” means each Funding Portion that is outstanding under the Relevant Facility.

“Relevant Commitment” means the Retiring Subscriber’s Commitment under the Relevant Facility.

“Relevant Facility” means:

(a)	the “Facility”, under the Term A Facility Agreement;

(b)	the “Facility” under the Revolving Facility Agreement,

as specified in the schedule.

“Relevant Facility Agreement” means the Facility Agreement under which the Relevant Facility is provided.

“Senior Funding Agreement” means the Senior Funding Agreement dated [date] between Burns, Philp & Company Limited, certain of its subsidiaries, the Facility Agent and others.

“Substituted Commitment” means the amount (being a proportion or all of the Retiring Subscriber’s Relevant Commitment) specified under the heading “Substituted Commitment Amount” in the schedule.

“Substituted Participation” means:

(a)	the Substituted Commitment;

(b)	the corresponding proportion of the Retiring Subscriber’s Share of each Relevant Funding Portion; and

(c)	any related rights and obligations.

“Substitution Date” means [date(s)].

1.2	Terms defined in the Senior Funding Agreement

Terms that are defined in the Senior Funding Agreement have the same meaning in this document.

1.3	Rules for interpreting this document

Clause 1.2 of the Senior Funding Agreement applies to this document.

1.4	Document binds Subscriber Affiliates

The Retiring Subscriber and the New Subscriber represent and warrant that their respective Subscriber Affiliates are bound by this document.

2.	SUBSTITUTION

On the Substitution Date:

the New Subscriber and its Subscriber Affiliates are substituted for the Retiring Subscriber and its Subscriber Affiliates in respect of all the rights and obligations of the Retiring Subscriber under the Senior Funding Agreement, the relevant Facility Agreement and each other Transaction Document in relation to the Substituted Participation, other than:

(a)	obligations (if any) due to be satisfied before the Substitution Date; and

(b)	rights to amounts (if any) that are due and payable before the Substitution Date [but not paid by that date].

3.	RELEASE OF RETIRING SUBSCRIBER

On the Substitution Date, the Retiring Subscriber and its Subscriber Affiliates cease to be entitled to their rights, and are released from their obligations, under the Senior Funding Agreement, the Relevant Facility Agreement and each other Transaction Document in relation to the Substituted Participation, other than the rights and obligations described in clauses 2(a) and (b).

4.	ASSUMPTION BY NEW SUBSCRIBER

On the Substitution Date:

(a)	the New Subscriber is taken to be a party to the Senior Funding Agreement, the Relevant Facility Agreement and each other Transaction Document to which the Retiring Subscriber is or was a party in relation to the Substituted Participation; [and]

(b)	the New Subscriber and its Subscriber Affiliates on the one hand, and each of the parties to the Senior Funding Agreement, the Relevant Facility Agreement and each other Transaction Document and any of their Subscriber Affiliates on the other hand, assume obligations to each other and acquire rights against each other that are identical to the rights and obligations that cease and are released under clause 3, except to the extent that they relate to the identity and location of the New Subscriber or its Subscriber Affiliates rather than to the identity and location of the Retiring Subscriber or its Subscriber Affiliates [; and]

(c)	[the Retiring Subscriber has a Relevant Commitment, and the Retiring Subscriber and its Subscriber Affiliates have a Share in each Relevant Funding Portion, equal to that Relevant Commitment and Share immediately before the Substitution Date, less the Substituted Participation].

5.	CONFIRMATION BY NEW SUBSCRIBER

The New Subscriber confirms that:

(a)	it has received a copy of the Senior Funding Agreement, the Relevant Facility Agreement and each other Transaction Document, together with any other documents and information that it requires in connection with this transaction; and

(b)	it and its Subscriber Affiliates have not relied and will not rely on the Retiring Subscriber or the Facility Agent to check or enquire on its behalf into the execution, validity, effectiveness, genuineness, enforceability, sufficiency, accuracy or completeness of any of those documents or that information.

6.	PAYMENTS AND DELIVERIES

On and after the Substitution Date, the Facility Agent must make all payments and deliveries that are due to be made under the Senior Funding Agreement, the Relevant Facility Agreement and each other Transaction Document in relation to the Substituted Participation to the New Subscriber and its Subscriber Affiliates. Accordingly, the Retiring Subscriber and the New Subscriber and their respective Subscriber Affiliates must make, directly to each other, whatever payments and adjustments they agree regarding the principal, accrued interest, fees, expenses and other amounts that have accrued by reference to the Substituted Participation before the Substitution Date.

7.	LENDING OFFICE

The Lending Office of the New Subscriber or its Subscriber Affiliates in relation to each Borrower is described in the schedule.

8.	NOTICES

For the purposes of clause 16 of the Senior Funding Agreement, the address of the New Subscriber is the address described in the schedule, or another address that the New Subscriber may notify to each other party to the Senior Funding Agreement.

9.	GOVERNING LAW

(a)	This document is governed by the law in force in New South Wales.

(b)	Each party to this document submits to the non-exclusive jurisdiction of the courts exercising jurisdiction in New South Wales, and any court that may hear appeals from any of those courts, for any proceedings in connection with any Transaction Document, and waives any right it might have to claim that those courts are an inconvenient forum.

SCHEDULE TO SUBSTITUTION CERTIFICATE

PART A – RETIRING SUBSCRIBER

Name:	[insert]

PART B – NEW SUBSCRIBER

1.	Name:	[insert]

2.	Subscriber Affiliates:	[specify, where appropriate, for each Borrower]

3.	Lending Offices:	[specify separately for each Borrower]

4.	Notice details:	[insert]

PART C – WHAT IS BEING SUBSTITUTED

1.	Relevant Facility:	[insert]

2.	Substituted Commitment:	AUD[insert]

SCHEDULE 13

DELETED

SCHEDULE 14

IA WITHDRAWAL REQUEST

BURNS, PHILP & COMPANY LIMITED ABN 65 000 000 359

To:	Credit Suisse First Boston, Melbourne Branch
Level 27
101 Collins Street
MELBOURNE VIC 3000

Attention:	[name]

To:	J. P. Morgan Australia Limited
[Address]

Attention:	[name]

Senior Funding Agreement – IA Withdrawal Request

We refer to the Senior Funding Agreement dated [date] (the “Funding Agreement”) between Burns, Philp & Company Limited, certain of its subsidiaries, Credit Suisse First Boston Melbourne Branch and others. Terms used in this IA Withdrawal Request that are defined in the Funding Agreement have the same meanings as in the Funding Agreement.

We give you irrevocable notice that the relevant Group Security Providers wish to withdraw funds from their Investment Account as follows.

1.	Withdrawal Date:

2.	Details of each withdrawal for each Group Security Provider:

Group	Investment		Amount to	Transfer
Security	Account		be	account
Provider	details	Currency	withdrawn	details

Please credit each withdrawal to the transfer account specified in the table.

This withdrawal is being made under clause 7.4 [complete as appropriate] of the Funding Agreement. We certify that the requirements of that clause have been satisfied.

Dated [date].

For and on behalf of BURNS, PHILP &
COMPANY LIMITED by its Authorised
Representative:
Signature of Authorised Representative

Name

EXECUTED as an agreement.

PARENT

SIGNED for BURNS, PHILP &
COMPANY LIMITED under power of
attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

INITIAL BORROWERS

SIGNED for BURNS PHILP TREASURY
(AUSTRALIA) LIMITED under power of
attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BURNS PHILP
DEUTSCHLAND GmbH under power of
attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BURNS PHILP INC. under
power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BURNS PHILP (NEW
ZEALAND) LIMITED under power of
attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BURNS PHILP FOOD
LIMITED under power of attorney in the
presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BPC1 PTY LIMITED under
power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

ARRANGERS

SIGNED for CREDIT SUISSE FIRST
BOSTON, MELBOURNE BRANCH by its
authorised signatories in the presence of:
Signature of authorised signatory

Signature of witness	Name

Name	Signature of authorised signatory

Name

SIGNED for BOS INTERNATIONAL
(AUSTRALIA) LIMITED under power of
attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for CREDIT AGRICOLE
INDOSUEZ AUSTRALIA LIMITED
under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

FACILITY AGENT

SIGNED for CREDIT SUISSE FIRST
BOSTON, MELBOURNE BRANCH by its
authorised signatories in the presence of:
Signature of authorised signatory

Signature of witness	Name

Name	Signature of authorised signatory

Name

INITIAL SUBSCRIBERS

SIGNED for CREDIT SUISSE FIRST
BOSTON, MELBOURNE BRANCH by its
authorised signatories in the presence of:
Signature of authorised signatory

Signature of witness	Name

Name	Signature of authorised signatory

Name

SIGNED for BOS INTERNATIONAL
(AUSTRALIA) LIMITED under power of
attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for CREDIT AGRICOLE
INDOSUEZ AUSTRALIA LIMITED by
its authorised signatory in the presence of:
Signature of authorised signatory

Signature of witness	Name

Name	Date of power of attorney

Fourth Amendment and Restatement
Agreement – TLA Senior Funding Agreement
Details

Interpretation – definitions are at the end of the General Terms

Parties	Parent, Initial Borrowers, and Facility Agent

Parent	Name	Burns, Philp & Company Limited (ABN 65 000 000 359)

Initial Borrowers	Name	The entities listed in schedule 1

Facility Agent	Name	Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712) on behalf of itself and each Subscriber and Subscriber Affiliate

Recitals	1.	The Parent, the Initial Borrowers, the Facility Agent and others executed the Original Document.

	2.	The parties to this document intend to amend and restate the Original Document on and from the Effective Date.

Effective Date (clause 5)	The date of this agreement.

Original Document (clause 5)	TLA Senior Funding Agreement dated 16 January 2003 between Burns, Philp & Company Limited (ABN 65 000 000 359), the entities listed in Schedule 1 to that document, Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712), BOS International (Australia) Limited (ABN 23 066 601 250), Credit Agricole Indosuez Australia Limited (ABN 32 002 540 409), Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712) and the financial institutions listed in schedule 2 to that document as amended and restated on 21 February 2003, 4 March 2003 and 18 August 2003.

Governing law	New South Wales.

Date of Amending Agreement	See Signing page

© Mallesons Stephen Jaques	Fourth Amendment and Restatement Agreement - TLA Senior Funding Agreement
14 October 2004

1

Fourth Amendment and Restatement
Agreement – TLA Senior Funding Agreement
General terms

1	Amendments

As and from the Effective Date, the Original Document is amended and restated as set out in the copy of the Original Document attached as Annexure A to this agreement.

2	Confirmation and acknowledgement

2.1	Confirmation

Each party confirms that, other than as provided for in clause 1 (“Amendments”), the Original Document remains in full force and effect.

2.2	Transaction Document

The parties acknowledge that this agreement is a New Transaction Document.

3	General

Clause 16 (“Notices”), clause 17 (“Amendments and Waiver”) and clause 18 (“General”) of the Original Document apply mutatis mutandis to this agreement as if they were fully set out in this agreement.

4	Governing law

This agreement is governed by the law in force in the place specified in the Details and each party submits to the non-exclusive jurisdiction of the courts of that place.

5	Interpretation

5.1	Definitions

These meanings apply mutatis mutandis unless the contrary intention appears:

Effective Date means the date so described in the “Details” section of this agreement.

Original Document means the document so described in the “Details” section of this agreement.

© Mallesons Stephen Jaques	Fourth Amendment and Restatement Agreement - TLA Senior Funding Agreement
14 October 2004

2

5.2	Interpretation

Terms defined in the Original Document have the same meaning in this agreement.

EXECUTED as an agreement.

© Mallesons Stephen Jaques	Fourth Amendment and Restatement Agreement - TLA Senior Funding Agreement
14 October 2004

3

Fourth Amendment and Restatement
Agreement – TLA Senior Funding Agreement
Schedule 1 – Initial Borrowers

Jurisdiction of
Name of Borrower	Address	incorporation
Burns Philp Treasury (Australia) Limited ACN 003 731 986	Level 23 56 Pitt Street SYDNEY NSW 2000 AUSTRALIA	Australia

Burns Philp Inc. (Fed 10#22-272392)	c/- The Corporation Trust Company County of New Castle 1209 Orange Street WILMINGTON DE 19801 UNITED STATES OF AMERICA	USA

Burns Philp (New Zealand) Limited (AK 112484)	54 Ponsonby Road AUCKLAND NEW ZEALAND	New Zealand

Burns Philp Food Limited	31 Arlie Street Lasalle QUEBEC H8R1Z8 CANADA	Canada

BPC1 Pty Limited ACN 101 665 918	Level 23 56 Pitt Street SYDNEY NSW 2000 AUSTRALIA	Australia

Burns Philp Deutschland GmbH (Reg No. HRB 65911)	Wandsbeker Zollstrasse 59 22041 HAMBURG GERMANY	Germany

© Mallesons Stephen Jaques	Fourth Amendment and Restatement Agreement - TLA Senior Funding Agreement
14 October 2004

4

Signing page

DATED: _______________________________2004

SIGNED for BURNS, PHILP & COMPANY LIMITED under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

INITIAL BORROWERS

SIGNED for BURNS PHILP TREASURY (AUSTRALIA) LIMITED under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

© Mallesons Stephen Jaques	Fourth Amendment and Restatement Agreement - TLA Senior Funding Agreement
14 October 2004

5

SIGNED for BURNS PHILP DEUTSCHLAND GmbH under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BURNS PHILP INC. under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BURNS PHILP (NEW ZEALAND) LIMITED under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

© Mallesons Stephen Jaques	Fourth Amendment and Restatement Agreement - TLA Senior Funding Agreement
14 October 2004

6

SIGNED for BURNS PHILP FOOD LIMITED under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BPC1 PTY LIMITED under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

FACILITY AGENT (on behalf of itself and each Subscriber)

SIGNED for CREDIT SUISSE FIRST BOSTON, MELBOURNE BRANCH by its authorised signatories in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

© Mallesons Stephen Jaques	Fourth Amendment and Restatement Agreement - TLA Senior Funding Agreement
14 October 2004

7

Annexure A

© Mallesons Stephen Jaques	Fourth Amendment and Restatement Agreement — TLA Senior Funding Agreement 14 October 2004

8

MALLESONS STEPHEN JAQUES

Execution Copy

Fourth Amendment and
Restatement Agreement -
TLA Senior Funding
Agreement

Dated

Burns, Philp & Company Limited (ABN 65 000 000 359)
The entities listed in schedule 1
Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712)

Mallesons Stephen Jaques
Level 28
Rialto
525 Collins Street
Melbourne Vic 3000
T +61 3 9643 4000
F +61 3 9643 5999
Email mel@mallesons.com
DX 101 Melbourne
www.mallesons.com
7098274_1

Fourth Amendment and Restatement
Agreement — TLA Senior Funding Agreement
Contents

Details		1
General terms		2
1	Amendments	2
2	Confirmation and acknowledgement	2
2.1	Confirmation	2
2.2	Transaction Document	2
3	General	2
4	Governing law	2
5	Interpretation	2
5.1	Definitions	2
5.2	Interpretation	3
Schedule 1 - Initial Borrowers		4
Signing page		5
Annexure A		8

© Mallesons Stephen Jaques	Fourth Amendment and Restatement Agreement — TLA Senior Funding Agreement 14 October 2004

i

Fourth Amendment and Restatement
Agreement — TLA Senior Funding Agreement
Details

Interpretation - definitions are at the end of the General Terms

Parties	Parent, Initial Borrowers, and Facility Agent

Parent	Name	Burns, Philp & Company Limited (ABN 65 000 000359)

Initial Borrowers	Name	The entities listed in schedule 1

Facility Agent	Name	Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712) on behalf of itself and each Subscriber and Subscriber Affiliate

Recitals	1.	The Parent, the Initial Borrowers, the Facility Agent and others executed the Original Document.

	2.	The parties to this document intend to amend and restate the Original Document on and from the Effective Date.

Effective Date (clause 5)	The date of this agreement.

Original Document (clause 5)	TLA Senior Funding Agreement dated 16 January 2003 between Burns, Philp & Company Limited (ABN 65 000 000 359), the entities listed in Schedule 1 to that document, Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712), BOS International (Australia) Limited (ABN 23 066 601 250), Credit Agricole Indosuez Australia Limited (ABN 32 002 540 409), Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712) and the financial institutions listed in schedule 2 to that document as amended and restated on 21 February 2003, 4 March 2003 and 18 August 2003.

Governing law	New South Wales.

Date of Amending Agreement	See Signing page

© Mallesons Stephen Jaques	Fourth Amendment and Restatement Agreement — TLA Senior Funding Agreement 10 March 2004

1

Fourth Amendment and Restatement
Agreement — TLA Senior Funding Agreement
General terms

1	Amendments

As and from the Effective Date, the Original Document is amended and restated as set out in the copy of the Original Document attached as Annexure A to this agreement.

2	Confirmation and acknowledgement

2.1	Confirmation

Each party confirms that, other than as provided for in clause 1 (“Amendments”), the Original Document remains in full force and effect.

2.2	Transaction Document

The parties acknowledge that this agreement is a New Transaction Document.

3	General

Clause 16 (“Notices”), clause 17 (“Amendments and Waiver”) and clause 18 (“General”) of the Original Document apply mutatis mutandis to this agreement as if they were fully set out in this agreement.

4	Governing law

This agreement is governed by the law in force in the place specified in the Details and each party submits to the non-exclusive jurisdiction of the courts of that place.

5	Interpretation

5.1	Definitions

These meanings apply mutatis mutandis unless the contrary intention appears:

Effective Date means the date so described in the “Details” section of this agreement.

Original Document means the document so described in the “Details” section of this agreement.

© Mallesons Stephen Jaques	Fourth Amendment and Restatement Agreement — TLA Senior Funding Agreement 10 March 2004

2

5.2	Interpretation

Terms defined in the Original Document have the same meaning in this agreement.

EXECUTED as an agreement.

© Mallesons Stephen Jaques	Fourth Amendment and Restatement Agreement — TLA Senior Funding Agreement 10 March 2004

3

Fourth Amendment and Restatement
Agreement — TLA Senior Funding Agreement
Schedule 1 — Initial Borrowers

Jurisdiction of
Name of Borrower	Address	incorporation
Burns Philp Treasury (Australia) Limited ACN 003 731 986	Level 23 56 Pitt Street SYDNEY NSW 2000 AUSTRALIA	Australia

Burns Philp Inc. (Fed 10#22-272392)	c/- The Corporation Trust Company County of New Castle 1209 Orange Street WILMINGTON DE 19801 UNITED STATES OF AMERICA	USA

Burns Philp (New Zealand) Limited (AK 112484)	54 Ponsonby Road AUCKLAND NEW ZEALAND	New Zealand

Burns Philp Food Limited	31 Arlie Street Lasalle QUEBEC H8R1Z8 CANADA	Canada

BPC1 Pty Limited ACN 101 665 918	Level 23 56 Pitt Street SYDNEY NSW 2000 AUSTRALIA	Australia

Burns Philp Deutschland GmbH (Reg No. HRB 65911)	Wandsbeker Zollstrasse 59 22041 HAMBURG GERMANY	Germany

© Mallesons Stephen Jaques	Fourth Amendment and Restatement Agreement — TLA Senior Funding Agreement 10 March 2004

4

Signing page

DATED:                                       2004

SIGNED for BURNS, PHILP & COMPANY LIMITED under power of attorney in the presence of:	Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

INITIAL BORROWERS

SIGNED for BURNS PHILP TREASURY (AUSTRALIA) LIMITED under power of attorney in the presence of:	Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

© Mallesons Stephen Jaques	Fourth Amendment and Restatement Agreement — TLA Senior Funding Agreement 10 March 2004

5

SIGNED for BURNS PHILP DEUTSCHLAND GmbH under power of attorney in the presence of:	Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BURNS PHILP INC. under power of attorney in the presence of:	Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BURNS PHILP (NEW ZEALAND) LIMITED under power of attorney in the presence of:	Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

© Mallesons Stephen Jaques	Fourth Amendment and Restatement Agreement — TLA Senior Funding Agreement 10 March 2004

6

SIGNED for BURNS PHILP FOOD LIMITED under power of attorney in the presence of:	Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BPC1 PTY LIMITED under power of attorney in the presence of:	Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

FACILITY AGENT (on behalf of itself and each Subscriber)

SIGNED for CREDIT SUISSE FIRST BOSTON, MELBOURNE BRANCH by its authorised signatories in the presence of:	Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

© Mallesons Stephen Jaques	Fourth Amendment and Restatement Agreement — TLA Senior Funding Agreement 10 March 2004

7

Annexure A

© Mallesons Stephen Jaques	Fourth Amendment and Restatement Agreement — TLA Senior Funding Agreement 10 March 2004

8

MALLESONS STEPHEN JAQUES

Execution Copy

Fourth Amendment and
Restatement Agreement —
TLA Senior Funding
Agreement

Dated

Burns, Philp & Company Limited (ABN 65 000 000 359)
The entities listed in schedule 1
Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712)

Mallesons Stephen Jaques
Level 28
Rialto
525 Collins Street
Melbourne Vic 3000
T +61 3 9643 4000
F +61 3 9643 5999
Email mel@mallesons.com
DX 101 Melbourne
www.mallesons.com
7098274_1

Fourth Amendment and Restatement
Agreement — TLA Senior Funding Agreement
Contents

Details		1
General terms		2
1	Amendments	2
2	Confirmation and acknowledgement	2
2.1	Confirmation	2
2.2	Transaction Document	2
3	General	2
4	Governing law	2
5	Interpretation	2
5.1	Definitions	2
5.2	Interpretation	3
Schedule 1 - Initial Borrowers		4
Signing page		5
Annexure A		8

© Mallesons Stephen Jaques	Fourth Amendment and Restatement Agreement — TLA Senior Funding Agreement 10 March 2004

i

Mallesons Stephen Jaques

                    TLA Senior Funding

                    Agreement

                    Dated 16 January 2003

                    Burns, Philp & Company Limited (ABN 65 000 000 359)
                    The entities listed in schedule 1
                    Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712)
                    BOS International (Australia) Limited (ABN 23 066 601 250)
                    Credit Agricole Indosuez Australia Limited (ABN 32 002 540 409)
                    Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712)
                    The financial institutions listed in schedule 2

                    Mallesons Stephen Jaques
                    Level 28
                    Rialto
                    525 Collins Street
                    Melbourne Vic 3000
                    T +61 3 9643 4000
                    F +61 3 9643 5999
                    Email mel@mallesons.com
                    DX 101 Melbourne
                    www.mallesons.com
                    6336410_13

CONTENTS

1.	INTERPRETATION		1
	1.1	Definitions	1
	1.2	Rules for interpreting this document, the Facility Agreements and Debenture Trust Deed	34
	1.3	Business Days	35
	1.4	Subscriber Affiliates	35
	1.5	Rights and obligations of the Subscribers and the Facility Agent	36
	1.6	Parent to represent Group Parties	37
	1.7	Changes in GAAP	37
2.	CONDITIONS PRECEDENT TO ALL FACILITIES		37
	2.1	Conditions precedent	37
	2.2	Prepositioning of funds for the first drawdown	37
3.	PAYMENTS		38
	3.1	How payments must be made	38
	3.2	Facility Agent must distribute receipts	38
	3.3	Facility Agent only obliged to distribute actual receipts	38
	3.4	Effect of payment to Facility Agent	39
	3.5	Application of money	39
	3.6	Deductions and withholdings by Group Parties	40
	3.7	Deductions and withholdings by or affecting the Facility Agent or a Subscriber	40
	3.8	Currency of payments	41
	3.9	Currency indemnity	41
	3.10	Repayment following exchange rate fluctuations	41
	3.11	Default interest	42
	3.12	Group Parties to notify the Facility Agent of payments	43
	3.13	Representation by the Subscribers	43
4.	REPRESENTATIONS AND WARRANTIES		43
	4.1	Legal representations and warranties	43
	4.2	Additional representations and warranties by the Parent	45
	4.3	US specific representations and warranties	47
	4.4	Repetition of representations and warranties	48
	4.5	Reliance on representations and warranties	49
	4.6	No representations to the Group Parties	49
	4.7	Acknowledgment of foreign currency risks	49
5.	UNDERTAKINGS		49
	5.1	General undertakings	49
	5.2	Reports and information	52
	5.3	Negative undertakings	54

	5.4	Financial undertakings	60
	5.5	Hedging arrangements	63
	5.6	New Group Security Providers	63
	5.7	Introduction of a new Borrower	65
	5.8	Excluded Subsidiaries	66
	5.9	Underwriters’ fees	67
	5.10	Facility Agent’s fee and expenses	67
	5.11	Negotiation of bilateral facilities	67
	5.12	Offer Undertakings	67
	5.13	Supplemental Securities	69
6.	DELETED		70
7.	ASSET DISPOSALS AND ACQUISITIONS		70
	7.1	Permitted asset disposals outside Group Members	70
	7.2	Permitted asset disposals to Group Members	71
	7.3	Permitted business acquisitions	72
	7.4	Investment Account	74
	7.5	Application of Repayment Amounts	75
8.	DEFAULT		75
	8.1	Events of Default	75
	8.2	Consequences of an Event of Default	78
	8.3	Review Event	79
	8.4	High Yield Note Indenture	79
9.	INCREASED COSTS AND CHANGE OF LAW		80
	9.1	Increased costs	80
	9.2	Indirect cost, reduction or payment	81
	9.3	Notice of change of law	81
	9.4	Termination and prepayment after change of law	82
10.	INDEMNITIES		82
	10.1	General indemnity	82
	10.2	GST	83
	10.3	Waiver processing fee	84
	10.4	General costs	84
11.	FACILITY AGENT		84
	11.1	Appointment of Facility Agent	84
	11.2	Nature of relationship	85
	11.3	Instructions from Majority of Subscribers	85
	11.4	Information to Subscribers	86
	11.5	Events of Default	86
	11.6	Performance of obligations of Facility Agent	86
	11.7	Facility Agent may rely on certain matters	87

	11.8	Facility Agent may assume certain matters	87
	11.9	Offices of Subscribers	87
	11.10	Identity of Subscribers	87
	11.11	Facility Agent not responsible for monitoring	87
	11.12	Disclosure of information concerning the Group	88
	11.13	Group not concerned with authority of Facility Agent	88
	11.14	Receipts and business activities of Facility Agent	88
	11.15	Facility Agent as Subscriber	88
	11.16	Protection of Facility Agent	89
	11.17	Facility Agent indemnified by Subscribers	89
	11.18	Change of Facility Agent	90
	11.19	Dealings with Facility Agent	91
	11.20	Facility Agent may instruct Security Trustee	91
12.	REDISTRIBUTION OF PAYMENTS BETWEEN SUBSCRIBERS		91
	12.1	Notice of direct receipts	91
	12.2	Redistribution of excess payments	91
	12.3	Reimbursement following clawback	91
	12.4	Borrowers remain liable	92
	12.5	Failure of all Subscribers to join in litigation	92
	12.6	Calculation of foreign currency amounts	92
13.	ASSIGNMENTS AND SUBSTITUTIONS		92
	13.1	Assignment by Group Parties	92
	13.2	Assignment by Subscriber	94
	13.3	Substitution by Subscriber	94
	13.4	Procedure for substitution	95
	13.5	Consequences of substitution	96
	13.6	Subparticipation	97
	13.7	No deductions and withholdings or increased costs in certain circumstances	97
	13.8	Subscriber to bear costs	98
	13.9	Reduction of Commitments	98
14.	FACILITY AGENT TO HOLD DEBENTURE STOCK FOR SUBSCRIBERS AND OTHERS		98
	14.1	Undertaking to pay Facility Agent	98
	14.2	Obligations to rank as Priority 1 Debenture Stockholder’s Debt	99
	14.3	Facility Agent to hold payment undertaking and Debenture Stock on trust	99
	14.4	Waiver of annual security updates	99
15.	CONFIDENTIALITY		99
	15.1	General	99
	15.2	Disclosure to assignees or substitutes	100
16.	NOTICES		100

	16.1	How to give a notice	100
	16.2	When a notice is given	101
	16.3	Address for notices	101
	16.4	Reliance on notices	102
17.	AMENDMENTS AND WAIVERS		102
	17.1	Agreement of Facility Agent	102
	17.2	Agreement of Majority of Subscribers	102
	17.3	Agreement of all Subscribers	103
	17.4	Waiver generally	103
18.	GENERAL		103
	18.1	Governing law	103
	18.2	Waiver of immunity	104
	18.3	Waiver of jury trial	104
	18.4	Liability for Taxes and expenses	104
	18.5	Giving effect to the Transaction Documents	105
	18.6	Operation of the Transaction Documents	105
	18.7	Operation of indemnities	105
	18.8	Consents	105
	18.9	Statements by the Facility Agent	105
	18.10	Set-off	106
	18.11	No merger	106
	18.12	Exclusion of contrary legislation	106
	18.13	Counterparts	106
	18.14	Attorneys	106
	18.15	Parties	106
Schedules
1.	BORROWERS		107
2.	INITIAL SUBSCRIBERS		108
2.	NEW SUBSCRIBERS		108
3-1	CONDITIONS PRECEDENT		110
3-2	CERTIFICATE		115
4	NEW SECURITY DOCUMENTS		117
5.	EXISTING ENCUMBRANCES		118

6.	EXISTING JOINT VENTURES	119
7.	EXISTING TREASURY TRANSACTIONS	120
8.	US OBLIGORS	122
9.	NON-CORE ASSETS	124
10.	NOT USED	125
11.	DISCLOSURES FOR THE PURPOSES OF CLAUSES 4.1 AND 4.2	126
12.	SUBSTITUTION CERTIFICATE	127
14.	IA WITHDRAWAL REQUEST	133

v

TLA SENIOR FUNDING AGREEMENT

DATE 16 January 2003

PARTIES

Burns, Philp & Company Limited ABN 65 000 000 359 (the “Parent”)

The entities listed in schedule 1 (each an “Initial Borrower”)

Credit Suisse First Boston, Melbourne Branch ABN 17 061 700 712 (the “Lead Arranger and Underwriter ”)

BOS International (Australia) Limited ABN 23 066 601 250 and Credit Agricole Indosuez Australia Limited ABN 32 002 540 409) (each a “Co-Lead Arranger and Underwriter”)

Credit Suisse First Boston, Melbourne Branch ABN 17 061 700 712 (the “Facility Agent”)

The financial institutions listed in schedule 2 (each an “Initial Subscriber”)

RECITALS

A.	The Parent and various Subsidiaries have raised financial accommodation from a range of financiers. That financial accommodation includes the financial accommodation which is governed by the Existing Senior Loan Agreements.

B.	BPC1 has made an offer to acquire all of the issued shares in Goodman and proposes to acquire those shares in accordance with the Bid Documents.

C.	The Subscribers are prepared to subscribe for and pay up any unpaid amount of Debentures, the proceeds of which are to be applied for an Eligible Purpose, on the terms set out in this document and the Facility Agreements.

D.	It is intended that the Securities that have already been granted to the Security Trustee and the New Security Documents secure amounts owing under this document and the Facility Agreements.

OPERATIVE PROVISIONS

1.	INTERPRETATION

1.1	Definitions

The following definitions apply in this document.

“Accounts” means, for a period, a profit and loss statement and statement of cashflows for that period, and a balance sheet as at the end of that period, together with any notes to them and any statement or report (including any directors’ declaration and any auditors’ report) that is required by applicable law to be prepared in relation to them.

“Affiliate” means, when used with respect to a specified person, another person that directly or indirectly through one or more intermediaries controls, directly or indirectly,

1

the power to direct or cause the direction of the management or policies of the person specified, whether through the ownership of voting securities, by contract or otherwise or is controlled by or is under common control with the person specified.

“Agreed Hedging Program” means the Parent’s interest rate and foreign exchange risk management program for Group Members as agreed by the Parent and the Facility Agent (acting on the instructions of a Majority of Subscribers) from time to time.

“Arranger” means each of the Lead Arranger and Underwriter and each Co-Lead Arranger and Underwriter.

“Associate” means:

(a)	each Existing Joint Venture; and

(b)	any other corporation, partnership, joint venture, trust or other entity that the Parent is required by GAAP to recognise in its Accounts on an equity accounting basis.

“Associate Limit” means the aggregate of:

(a)	AUD40,000,000; and

(b)	5% of EBITDA of the Group for the period of 12 months ending on the most recent 30 June or 31 December.

“AUD Bank Bill Rate” means, for a period:

(a)	the rate, expressed as a yield per cent per annum (rounded up (if necessary) to 4 decimal places) that is quoted as the average bid rate on the Reuters monitor system page “BBSY” (or any page that replaces that page) at about 10.30 am (Melbourne time) on the first day of that period, for bank-accepted bills of exchange that have a tenor equal to (or no more than 2 Business Days shorter or longer than) that period; or

(b)	if no average bid rate is published in accordance with paragraph (a), the bid rate available to the Facility Agent at about 11.00 am (Melbourne time) on that day, as conclusively determined in good faith by the Facility Agent, for bank-accepted bills of exchange that have the tenor described in that paragraph.

“AUD Base Rate” means:

(a)	for a period for which a rate is normally quoted on the Reuters monitor system page “BBSY” (or any page that replaces that page), or for a period that is no more than 2 Business Days shorter or longer than such a period — the relevant AUD Bank Bill Rate; and

(b)	for any other period – the rate that the Facility Agent calculates by straight-line interpolation in accordance with market practice.

“AUD Cash Rate” means, on any day, the rate quoted on that day as the official cash rate target shown on the Reuters monitor system page “RBA 27”.

2

“AUD Equivalent” means:

(a)	for an amount denominated in Australian Dollars, that amount; and

(b)	for an amount denominated in any other currency on a day, the amount of Australian Dollars that would purchase that amount in that currency at the relevant Spot Rate for that day.

“AUD Facility Cap” means, on any day:

(a)	the sum of the Facility Commitments as at the date of this document (ie AUD 1,400,000,000);

less:

(b)	the sum of:

(i)	the AUD Equivalent of any repayment that is made on or before that date under the Term A Facility Agreement (calculated, for each repayment, at the Spot Rate that applied on the date of the repayment); and

(ii)	the amount (if any) by which the Parent has reduced the Commitments under clause 8 of the Revolving Facility Agreement on or before that date.

“Australian Dollar” and “AUD” mean the lawful currency of Australia.

“Authorisation” means:

(a)	an authorisation, permit, licence, consent, declaration, exemption, notarisation, approval or waiver, however it is described; and

(b)	in relation to anything that will be prohibited or restricted by law if a Government Agency acts in any way within a specified period, the expiry of that period without that action being taken,

including any renewal or amendment.

“Authorised Representative” means:

(a)	for an Arranger or a Subscriber:

(i)	a company secretary or director, or an employee whose title includes the word “manager”, “director” or “President”;

(ii)	a person who is acting temporarily in one of those positions; or

(iii)	a person, or a person holding a position, nominated by it to the Parent and the Facility Agent;

3

(b)	for the Facility Agent:

(i)	a company secretary or director, or an employee whose title includes the word “manager”, “director” or “President”;

(ii)	a person who is acting temporarily in one of those positions; or

(iii)	a person, or a person holding a position, nominated by it to the Parent and each Subscriber; and

(c)	for a Group Party, a person nominated by the Parent to the Facility Agent in a notice that is accompanied by, and certifies the correctness of, a copy of the signature of that person.

“Banking Day” means, in relation to a place, a day (other than a Saturday, Sunday or public holiday) on which banks are open for general banking business, and for dealings in foreign exchange and foreign currency deposits, in that place.

“Base Rate” means:

(a)	for a Funding Portion or other amount denominated in Australian Dollars, the AUD Base Rate;

(b)	for a Funding Portion or other amount denominated in Canadian Dollars, the CAD Base Rate;

(c)	for a Funding Portion or other amount denominated in Euro, the Euro Base Rate;

(d)	for a Funding Portion or other amount denominated in New Zealand Dollars, the NZD Base Rate; and

(e)	for a Funding Portion or other amount denominated in United States Dollars, the USD Base Rate.

“Bid Documents” means the offer document by BPC1, to purchase all the ordinary shares in Goodman.

“Borrower” means an Initial Borrower or a New Borrower.

“BPC1” means BPC1 Pty Limited (ABN 45 101 665 918).

“BP US” means Burns Philp Inc, a Delaware corporation.

“Bridge Facility” means the NZ $250,000,000 unsecured subordinated bridge facility provided under the Capital Notes Bridge Facility Agreement.

“Business Day” means:

(a)	for determining when a notice, consent or other communication is given, a day that is not a Saturday, Sunday or public holiday in the place to which the notice, consent or other communication is sent;

4

(b)	for any other purpose involving Euro (including in relation to a payment to be made in, or a transaction or calculation involving, Euro), a day that is a TARGET Business Day;

(c)	for any other purpose involving any other currency (including in relation to a payment to be made in, or a transaction or calculation involving, that currency), a day (other than a Saturday, Sunday or public holiday) on which banks and foreign exchange markets are open for general banking business:

(i)	for Australian Dollars, in Sydney and Melbourne;

(ii)	for Canadian Dollars, in Toronto;

(iii)	for New Zealand Dollars, in Auckland and Wellington;

(iv)	for United States Dollars, in New York and London; and

(d)	for any other purpose a day (other than a Saturday, Sunday or public holiday) on which banks are open for general banking business in Melbourne and Sydney.

“CAD Base Rate” means:

(a)	for a period for which a rate is normally quoted on the Reuters monitor system page “CDOR” (or any page that replaces that page), or for a period that is no more than 2 Business Days shorter or longer than such a period — the relevant CDOR; and

(b)	for any other period – the rate that the Facility Agent calculates by straight-line interpolation in accordance with market practice.

“Calculation Date” means each Quarter Date each year commencing on the first Quarter Date after Goodman becomes a Wholly-Owned Subsidiary of the Parent for at least one Quarter Period or, if earlier, 30 September 2003.

“Canadian Dollar” and “CAD” mean the lawful currency of Canada.

“Capex ” means actual expenditure by a Group Member for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefore or additions thereto, that would be treated as capital expenditure by GAAP.

“Capital Notes” means the unsecured subordinated capital notes having an aggregate face value of not more than NZ$300,000,000 to be issued by Burns Philp Finance New Zealand Limited pursuant to the Capital Notes Trust Deed or any other unsecured, subordinated debt instrument issued by a Group Member which ranks in priority after the High Yield Notes and New High Yield Notes.

“Capital Notes Bridge Facility Agreement” means the subordinated bridge facility agreement dated 16 January 2003 between BPC1, the Parent, the financiers named therein and the agent named therein.

“Capital Notes Trust Deed” means the trust deed referred to in the summary terms and conditions (attached as schedule 1 to the Capital Notes Underwriting Agreement).

5

“Capital Notes Underwriting Agreement” means the agreement dated 12 December 2002 between First NZ Capital Securities (as underwriter, co-lead manager and organising broker), Burns Philp Finance New Zealand Limited, the Parent and BPC1 and any other party that accedes to that agreement as an underwriter or co-lead manager.

“Cash Restructuring Costs” means Restructuring Costs expended in cash.

“CDOR” means, for a period:

(a)	the rate, expressed as a yield per cent per annum (rounded up (if necessary) to 4 decimal places) that is quoted as the average buying rate on the Reuters monitor system page “CDOR” (or any page that replaces that page) at about 10.00 am (Toronto time) on the first day of that period for banker’s acceptances that have a tenor equal to (or no more than 2 Business Days shorter or longer than) that period; or

(b)	if no average buying rate is published in accordance with paragraph (a), the rate available to the Facility Agent at about 10.30 am (Toronto time) on that day, as conclusively determined in good faith by the Facility Agent, as the buying rate for banker’s acceptances that have a term equal to (or no more than 2 Business Days shorter or longer than) the period.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Commitment” has the same meaning as in a Facility Agreement.

“Consolidated Cash” on any day shall mean the consolidated cash (including cash held in an Investment Account) on the Parent’s consolidated balance sheet on such day and held by the Parent or any Group Member in accounts located in Australia, Canada, The Netherlands, New Zealand or the United States up to USD50,000,000 in the aggregate.

“Control Date” means the date on which individuals appointed or nominated by the Parent or its Affiliates (other than Goodman and its Affiliates immediately prior to such date) constitute a majority of the board of directors of Goodman.

“Controller” means, in relation to a person’s property:

(a)	a receiver or receiver and manager of that property; or

(b)	anyone else who (whether or not as agent for the person) is in possession, or has control, of that property to enforce an Encumbrance.

“Converting Preference Shares” means the converting preference shares issued by the Parent prior to the date of this document.

“Cost Savings” means:

(a)	an initial amount of AUD50,000,000 in respect of the acquisition of shares in Goodman and an initial amount of AUD8,000,000 in respect of the acquisition of the Fleischmann business unit from Kraft Foods International Inc., as each such amount is reduced on each Calculation Date by the annualised realised cost savings achieved in the quarter ending on that Calculation Date from the

6

integration of Goodman and the Fleischmann business unit into the Group, which realised cost savings and reductions have been verified by a firm of chartered accountants acceptable to the Facility Agent (acting reasonably), and a copy of that review has been delivered to the Facility Agent, provided that:

(i)	the amount in respect of the acquisition of shares in Goodman and integration of Goodman into the Group, shall reduce to zero by the date which is 12 months after Goodman becomes a Wholly-Owned Subsidiary of the Parent; and

(ii)	the amount in respect of the acquisition and integration of the Fleischmann business unit into the Group, shall reduce to zero on the date which is 12 months after the earlier of the date the Parent receives all Brazilian anti-trust approvals required in relation to the acquisition of the Fleischmann business unit and 30 June 2003; and

(b)	in relation to any acquisition (other than an acquisition referred to in paragraph (a)), an amount in respect of a cost saving plan (including the amount, time frame and anticipated milestone dates for any cost savings) agreed between the Parent and the Facility Agent (acting reasonably) in relation to that acquisition.

“Co-Trustee” means JPMorgan Chase Bank.

“Debenture” means a Revolving Debenture, a Term Debenture or both, as the context requires.

“Debenture Trust Deed” means the deed entitled “Deed of Debenture Trust” to be entered into between, amongst others, the Parent, the entities listed in schedule 1 to that deed and the party named as security trustee in that deed.

“Debt Service Cover Ratio” means, for a period, the ratio of A:B, where:

A is EBITDA for that period less the sum of:

(a)	Capex during that period; and

(b)	Tax paid in respect of that period; and

(c)	for any period commencing after 31 December 2002, net increases in the working capital of the Group in that period (other than any net increases that arise as a result of or in connection with the unwind of any debtor securitisation of Goodman or its Subsidiaries), plus any net decreases in the working capital of the Group in that period.

B is the sum of:

(a)	the principal amount of Funding Portions and Paid Up Amount of Term Debentures that fall due for payment under clause 8.3 of the Term A Facility Agreement, the principal amount of any advances that fall due for payment under section 2.11 of the Term B Facility Agreement and any other scheduled repayments of principal, or amounts in the nature of principal, in

7

respect of the Financial Indebtedness of the Group over that period (excluding any amounts which fall due for payment under those clauses as a result of the Transactions); and

(b)	Net Interest Expense over that period, but excluding:

(i)	interest, the payment of which is suspended under the Capital Notes Bridge Facility Agreement or Capital Notes under and in accordance with clause 5.3(i); and

(ii)	capitalised interest,

calculated for the Group on a consolidated basis. Solely for the purpose of determining the Debt Service Cover Ratio for the period of 12 months ending on the first and second Calculation Dates, the amount of Tax, principal and Net Interest Expense described above for any such period shall be deemed to be (a) in respect of the period ended on the first Calculation Date, the amount of Tax, principal and Net Interest Expense, respectively, for the six months ended on such date, multiplied by 2, and (b) in respect of the period ended on the second Calculation Date, the amount of Tax, principal and Net Interest Expense, respectively, for the nine months ended on such date, multiplied by 4/3.

“Default Interest Period” means, for an unpaid amount, a period of 30 days (or any other period the Facility Agent selects) beginning on the day on which the amount falls due, or on the last day of another Default Interest Period for that amount.

“Default Margin” means on any day, the amount per cent per annum determined in accordance with the following table by reference to the most recent Gearing Ratio as advised under clause 5.2(c):

Gearing Ratio	Applicable Margin
3.51 times or greater	4.50%
3.26 times or greater but less than 3.51 times	4.25%
3.01 times or greater but less than 3.26 times	4.00%
2.51 times or greater but less than 3.01 times	3.75%
Less than 2.51 times	3.50%

“Default Rate” means, for an unpaid amount over a Default Interest Period, the rate per cent per annum that is the sum of:

(a)	the Base Rate for the Default Interest Period for the currency in which the amount is denominated; and

(b)	the Default Margin on the first day of the Default Interest Period.

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“Drawdown Date” has the same meaning as in a Facility Agreement.

“Drawdown Notice” has the same meaning as in a Facility Agreement.

“EBIT” means for the Group for a period, an amount equal to the consolidated net profit after tax of the Group for the period that would be disclosed by consolidated financial statements of the Group if they were prepared in accordance with GAAP as at the last day of that period, after:

(a)	deducting an amount equal to:

(i)	profits relating to unrealised revaluations included in consolidated net profit after tax;

(ii)	profits realised on the sale or other disposition of any asset not manufactured or acquired for disposal in the ordinary course of ordinary business or unusual in nature; and

(iii)	unrealised exchange gains included in consolidated net profit after tax; and

(b)	adding back an amount equal to:

(i)	the provision for income tax and other taxation (if any) levied in Australia or anywhere else on or by reference to income or profits relating to that period;

(ii)	the Net Interest Expense for that period;

(iii)	losses realised on the sale or other disposition of any asset not manufactured or acquired for disposal in the ordinary course of ordinary business or unusual in nature (including as a result of revaluations), to the extent that those losses have been charged against that profit;

(iv)	unrealised exchange losses relating to that period;

(v)	any Restructuring Costs;

(vi)	without double counting, any annualised realised cost savings relating to that period that have been reviewed by a firm of chartered accountants acceptable to the Facility Agent (acting reasonably); and

(vii)	outside equity interests of Associates relating to that period.

For the purposes of calculating EBIT for any Subsidiary or business acquired in any period, provided such EBIT has been verified by a firm of chartered accountants acceptable to the Facility Agent (acting reasonably) and a copy of that review delivered to the Facility Agent, EBIT will be adjusted to take into account the effects of any acquisitions made during the period. The adjustments will be made on the basis that the acquired Subsidiary or business had been acquired on

9

the first day of the period and the EBIT for that acquired Subsidiary or business for the whole of the period was included in the EBIT of the Group for that Period.

“EBITDA” means for the Group for a period, the sum of:

(a)	EBIT for the Group for that period; and

(b)	depreciation and amortisation on fixed and other assets (including goodwill) of the Group on a consolidated basis during that period,

that would be disclosed by consolidated financial statements of the Group if they were prepared in accordance with GAAP as at the last day of that period.

“Eligible Purpose” means each of the following purposes:

(a)	to refinance the financial accommodation that is governed by the Existing Senior Loan Agreements;

(b)	to acquire shares or options in Goodman;

(c)	to refinance any financial accommodation of Goodman or its Subsidiaries once Goodman is a Wholly-Owned Subsidiary of the Parent;

(d)	to refinance any financial accommodation of Goodman or its Subsidiaries once Goodman is a Subsidiary of the Parent but before Goodman becomes a Wholly-Owned Subsidiary of the Parent, to the extent such financial accommodation must be refinanced to ensure that the borrower is not in default of its obligations under the document governing that financial accommodation or the maturity date for that financial accommodation has occurred or to ensure that the Group is not in default of its obligations under any financing arrangements;

(e)	to pay any transaction costs relating to the acquisition of shares or options in Goodman, all debt, asset sales and related transaction costs (including all legal fees, brokerage fees, accounting fees and other advisory fees);

(f)	to fund the working capital requirements of the Group;

(g)	to make inter-company loans to Goodman and its Subsidiaries once Goodman is a Subsidiary of the Parent or to other Group Members for any of the purposes referred to in paragraphs (e) and (f) above;

(h)	to refinance the financial accommodation that is governed by the TLA Bridge Facility.

“Employee Benefit Plan” means any “employee benefit plan” as defined in section 3(3) of ERISA, or any “plan” as defined in section 4975(e)(1) of the Code, other than a multiemployer plan within the meaning of section 3(37) of ERISA and which is subject to ERISA or the Code.

“Encumbrance” means a mortgage, charge, pledge, lien, hypothecation, title retention or deferred purchase price arrangement, a right of set-off or right to withhold payment of a deposit or other money, a notice under section 255 of the Income Tax Assessment Act 1936

10

or any similar legislation, or an agreement to create any of them or to allow any of them to exist.

“Environmental Law” means any statute, law or requirement (if the requirement has the force of law) of a Government Agency:

(a)	relating to the storage, handling or transportation of waste, dangerous goods or hazardous materials;

(b)	relating to occupational health and safety; or

(c)	which has as one of its purposes or effects the protection of the environment.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any person, or any obligations convertible into or exchangeable for, or giving any person a right, option or warrant to acquire such equity interests or such convertible or exchangeable obligations.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.

“ERISA Subsidiary” means any person that is a member of a controlled group of corporations, or of a group of trades or businesses under common control, within the meaning of section 414(b) or 414(c) of the Code, which, in either case, includes BP US or the Parent or, solely for purposes of liability under section 412 of the Code or section 302 of ERISA, a group of trades or businesses which, together with BP US or the Parent, as the case may be, is treated as a single employer under section 414(n) or 414(o) of the Code.

“Escrow Deed” means the deed to be entered into between, amongst others, the Parent, the Facility Agent and the party named as security trustee in that document.

“EURIBOR” means, for a period:

(a)	the rate determined by the Facility Agent to be the arithmetic mean, expressed as a percentage per annum (rounded up (if necessary) to 4 decimal places), of the rates quoted at or about 11.00 am (London time) 2 TARGET Business Days before the first day of that period, for a period equal or comparable to that period and for value on the first day of that period, on the Dow Jones Telerate Services page “248” (or any page that replaces that page); or

(b)	where the page referred to in paragraph (a) is not available, or less than 2 rates are quoted on that page at that time, the rate determined by the Facility Agent to be the arithmetic mean of the rates expressed as a percentage per annum (rounded up (if necessary) to 4 decimal places), at which deposits:

(i)	denominated in Euro;

(ii)	for the same or a comparable amount;

(iii)	for a period equal or comparable to that period; and

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(iv)	for value on the first day of that period,

are offered to the Facility Agent by prime banks, in the interbank market selected by it, at or about 11.00 am (local time in the place of that market) 2 TARGET Business Days before the first day of that period.

“Euro” means the lawful currency of the member states of the European Union that adopted a single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on European Union.

“Euro Base Rate” means:

(a)	for a period for which a rate is normally quoted on the Dow Jones Telerate Services page “248” (or any page that replaces that page), or for a comparable period — the relevant EURIBOR; and

(b)	for any other period – the rate that the Facility Agent calculates by straight-line interpolation in accordance with market practice.

“Event of Default” means an event or circumstance described in clause 8.1.

“Excluded Asset” means an asset listed in schedule 9.

“Excluded Subsidiary” has the meaning set out in clause 5.8.

“Excluded Tax” means a Tax on net income in any jurisdiction, other than:

(a)	a Tax that is calculated on or by reference to the gross amount of any payment derived by a party under a Transaction Document or the transactions that a Transaction Document contemplates (unless the Tax is imposed because the party has not given its tax file number to the person who made the payment or because the party has not complied with an applicable certification, information, documentation or other reporting requirement under applicable law); or

(b)	a Tax that is imposed because a party is regarded as being subject to tax in a jurisdiction solely because it is a party to a Transaction Document or solely because it is participating in the transactions that a Transaction Document contemplates (or both).

“Existing Encumbrance” means an Encumbrance described in schedule 5.

“Existing Joint Venture” means a joint venture described in schedule 6 and in the Group Structure Chart.

“Existing Senior Loan Agreement” means:

(a)	the senior funding agreement dated 2 August 2001 made between the Parent, the entities listed in schedule 1 to that agreement, Credit Suisse First Boston, Melbourne Branch, The Toronto-Dominion Bank and the financial institutions listed in schedule 2 to that agreement, as amended;

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(b)	the term loan facility agreement dated 2 August 2001 made between the Parent, the entities listed in schedule 1 to that agreement, Credit Suisse First Boston, Melbourne Branch and the financial institutions listed in schedule 2 to that agreement; and

(c)	the revolving loan facility agreement dated 2 August 2001 made between the Parent, the entities listed in schedule 1 to that agreement, Credit Suisse First Boston, Melbourne Branch and the financial institutions listed in schedule 2 to that agreement.

“Existing Treasury Transaction” means a Treasury Transaction that a Group Member is a party to as at the date of this document, as described in schedule 7.

“Face Value Amount” has the same meaning as in a Facility Agreement.

“Facility” has the same meaning as in a Facility Agreement.

“Facility Agreement” means each of the Term A Facility Agreement and the Revolving Facility Agreement.

“Facility Commitment” has the same meaning as in a Facility Agreement.

“Financial Indebtedness” means an obligation (whether present or future, actual or contingent) to pay or deliver any money or commodity under or in respect of any financial accommodation including under or in respect of any:

(a)	money borrowed or raised;

(b)	redeemable or repurchaseable share or stock;

(c)	bill of exchange, promissory note or other financial instrument (whether or not transferable or negotiable);

(d)	put option or buyback or discounting arrangement in respect of any property;

(e)	lease, licence or other arrangement in respect of any property entered into primarily to raise finance or to finance the acquisition of that property (other than a lease, licence or arrangement which may be accounted for as an operating lease under applicable generally accepted accounting principles);

(f)	hire purchase arrangement in respect of any property;

(g)	deferral of a payment obligation for any property or service entered into in the ordinary course of ordinary business, where the payment obligation is deferred for more than 180 days and the deferral of the payment obligation is structured to achieve the same or similar commercial effect to financial accommodation by way of money borrowed or raised;

(h)	interest or currency swap or hedge arrangement, financial option, futures contract or analogous transaction that is structured to achieve the same or a similar commercial effect to financial accommodation by way of money borrowed or raised; or

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(i)	arrangement which achieves the same or a similar commercial effect as or to any of the above,

and any Guarantee of Financial Indebtedness of another person.

“Financial Quarter” means a period of 3 calendar months ending on a 30 September, 31 December or 31 March.

“Financial Year” means a period of 12 calendar months ending on a 30 June.

“Foreign Pension Plan” means any plan, fund (including any superannuation fund) or other similar program established or maintained outside the United States of America by the Parent or any Subsidiary primarily for the benefit of employees residing outside the United States of America of the Parent or any Subsidiary which plan, fund or other similar program provides for retirement income for such employees in contemplation of retirement or provides for payments to be made to such employees upon termination of employment, and which plan is not subject to ERISA or the Code.

“Free Cash Flow” means, for a period, the sum (excluding double counting) of:

(a)	for the Group:

(i)	the sum of:

(A)	EBIT for the Group for the period;

(B)	the aggregate of depreciation and amortisation for the Group in respect of intangible assets, prepaid slotting fees, tangible fixed assets, real property and plant and equipment for the period;

(C)	an amount equal to the net proceeds of sale or other disposal actually received by the Group of any fixed assets or businesses sold during the period where the net proceeds of sale or disposal were not paid into an Investment Account or applied in prepayment of outstanding Funding Portions to reduce the Paid Up Amount of Term Debentures under clause 8.2(a) of the Term A Facility Agreement or prepayment of outstanding advances under section 2.13 of the Term B Facility Agreement (excluding assets disposed of in accordance with clauses 7.1(c) or 7.2); or

(D)	any decrease in working capital of the Group in the period as disclosed in the most recent consolidated statement of cashflows of the Group has changes in trade debtors, inventories and trade creditors; and

(E)	without double counting, cash receipts that the Group received over the period in respect of unusual items and extraordinary items as reported in the Accounts,

less

(ii)	the sum of:

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(A)	equity accounted EBIT for the Group for the period in connection with Associates;

(B)	profit or loss on the sale of non-current assets (as shown on the balance sheet forming part of the consolidated Accounts of the Group over the period);

(C)	amounts that the Group paid over the period for increases in share capital of Majority-Owned Subsidiaries and Associates;

(D)	Net Interest Expense for the Group for the period (including, without limitation, in respect of the Bridge Facility and the Capital Notes but excluding interest, the payment of which is suspended under the Bridge Facility or Capital Notes under and in accordance with clause 5.3(i));

(E)	prepaid slotting payments paid by the Group over the period;

(F)	tax expenses that the Group accrued over the period;

(G)	an amount equal to all Capex that the Group actually expended over the period;

(H)	without double counting, cash expenditure that the Group incurred over the period in respect of unusual items and extraordinary items as reported in the Accounts;

(I)	amounts that the Group transferred over the period to Associates for capital expenditure or other set up costs;

(J)	(1) any voluntary repayment over the period of Funding Portions by a reduction in the Paid Up Amount of the Term Debentures under the Term A Facility Agreement, or any voluntary repayment over the period of advances under section 2.12 of the Term B Facility Agreement;

(2) any mandatory repayment over the period of Funding Portions by a reduction in the Paid Up Amount of the Term Debentures under the Term A Facility Agreement, or any mandatory repayment over the period of advances under section 2.13 of the Term B Facility Agreement;

(K)	any dividends paid over the period on the Converting Preference Shares (up to conversion);

(L)	any Cash Restructuring Costs;

(M)	any increase in working capital of the Group in the period as disclosed in the most recent consolidated cashflows of the Group as changes in trade debtors, inventories and trade creditors;

15

(N)	establishment and up front fees payable to financiers that are incurred in connection with the Transactions up to a maximum amount of AUD20,000,000 and any other fees incurred in connection with the Transactions (including, without limitation, legal fees, accounting fees and other advisory fees);

(O)	any costs, fees and expenses incurred by Goodman and its Subsidiaries and payable by the Group incurred in connection with Goodman’s defence of the Offer or any Options Offer;

(P)	the amount paid in cash equal to the net payments for the purchase or acquisition of a business by any Group Member, whether by way of acquisition of shares or net assets, to the extent that it is funded from existing cash resources of the Group (excluding cash proceeds raised in connection with such purchase or acquisition); and

(Q)	any annualised unrealised cost savings relating to that period (to the extent included in EBIT) that have been verified by a firm of chartered accountants acceptable to the Facility Agent (acting reasonably),

(b)	the greater of:

(i)	50% of the Group’s share (determined by reference to its proportionate ownership interest in the Associate) of the net profit after tax of each Associate for the period, determined in accordance with GAAP; and

(ii)	the amount of dividends or cash distributions that Associates actually pay to Group Members over the period (after allowing for amounts that have been taken into account under paragraph (b)(i) in previous periods).

“Funding Portion” has the same meaning as in a Facility Agreement.

“GAAP” means generally accepted accounting principles in Australia, consistently applied.

“Gearing Ratio” means, for a period, the ratio of Net Total Debt of the Group (excluding the principal amount of the Bridge Facility and the Capital Notes) on the last day of that period to LTM EBITDA of the Group for that period.

“Gelatin Disposal” means the disposal by the Parent, Goodman or its Subsidiaries of the remaining Leiner Davis Gelatin business and the joint venture interest in the Ecuadorian gelatin business of Goodman.

“GF Program Receivables” means all trade or debtor receivables and related contract rights originated and owned by Goodman or any of its Subsidiaries and sold pursuant to the GMF Securitisation Facility.

“GMF Notes” means the USD200,000,000 principal amount of guaranteed senior notes issued by a Subsidiary of Goodman and due in 2011.

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“GMF Securitisation Facility” means the facility for the sale of, or transfer of interests in, GF Program Receivables to which Goodman and one or more of its Subsidiaries are a party as at the date of this document.

“Goodman” means Goodman Fielder Limited (ABN 44 000 003 958).

“Government Agency” means:

(a)	a government or government department or other body;

(b)	a governmental, semi-governmental or judicial person; or

(c)	a person (whether autonomous or not) who is charged with the administration of a law under statute or the rules of any stock exchange.

“Group” means the Parent, the Subsidiaries and the Associates from time to time.

“Group Member” means the Parent and any Subsidiary from time to time.

“Group Party” means a Group Member that is a party to a Transaction Document.

“Group Security Provider” means a Group Member that is a grantor of a Security.

“Group Structure Chart” means the document in the agreed form comprising a chart and any attached supplementary information that shows the structure of the Group and incorporates a list of the Group Members and other details relating to them.

“Guarantee” means a guarantee, indemnity, letter of credit, performance bond, acceptance or endorsement, or other undertaking or obligation:

(a)	to provide funds (including by the purchase of property), or otherwise to make property available, in or to enable payment or discharge of;

(b)	to indemnify against the consequences of default in the payment of; or

(c)	otherwise to be responsible for,

an obligation (whether or not it involves the payment of money), or otherwise to be responsible for the solvency or financial condition, of any other person.

“High Yield Note Indenture” means the indenture dated as of June 21, 2002, among Burns Philp Capital Pty Limited, the Parent, the subsidiary guarantors (as defined therein) from time to time and The Bank of New York.

“High Yield Notes” means the 93/4% senior subordinated notes due 15 July 2012 issued by Burns Philp Capital Pty Limited pursuant to the High Yield Note Indenture, any additional notes (Additional Notes) issued under such High Yield Note Indenture from time to time and any other notes or other debt instruments issued from time to time which rank pari passu with such High Yield Notes or Additional Notes (including, without limitation, the New High Yield Notes).

“IA Withdrawal Request” means a notice in substantially the form set out in schedule 14.

17

“Insolvency Event” means, in respect of a person:

(a)	an order being made, or the person passing a resolution, for its winding up, dissolution or deregistration;

(b)	an application being made to a court for an order for protection from creditors or for its reorganisation, winding up, dissolution or deregistration, unless the application is withdrawn or dismissed within 5 Business Days;

(c)	an administrator or analogous person being appointed to the person;

(d)	(i) the person resolving to appoint a Controller or analogous person to the person or any of the person’s property;

(ii)	an application being made to a court for an order to appoint a Controller, provisional liquidator, trustee for creditors or in bankruptcy or analogous person to the person or any of the person’s property, unless the application is withdrawn or dismissed within 5 Business Days; or

(iii)	an appointment of the kind referred to in subparagraph (ii) being made (whether or not following a resolution or application);

(e)	the holder of a Security Interest taking possession of any of the person’s property;

(f)	the person being taken under section 459F(1) of the Corporations Act 2001 to have failed to comply with a statutory demand;

(g)	the person:

(i)	suspending payment of its debts, ceasing (or threatening to cease) to carry on all or a material part of its business, stating that it is unable to pay its debts or being or becoming otherwise insolvent; or

(ii)	being taken by applicable law to be (or if a court would be entitled or required to presume that the person is) unable to pay its debts or otherwise insolvent;

(h)	the process of any court or authority being invoked against the person or any of its property to enforce any judgment or order for the payment of money or the recovery of any property, unless the person is able, within 5 Business Days, to satisfy the Facility Agent that there is no substantial basis for the judgment or order in respect of which the process was invoked;

(i)	the person taking any step that could result in the person becoming an insolvent under administration (as defined in section 9 of the Corporations Act 2001);

(j)	the person taking any step toward entering into a compromise or arrangement with, or assignment for the benefit of, any of its members or creditors; or

(k)	any analogous event in any relevant jurisdiction,

18

unless this takes place as part of a solvent reconstruction, amalgamation, merger or consolidation that has been approved by the Facility Agent.

“Intercreditor Agreement” means the agreement to be entered into between, amongst others, the Facility Agent, the party named as Administrative Agent under the Term B Facility Agreement and the party named as Facility Agent under the TLA Bridge Senior Funding Agreement, Rabo Australia Limited, HSBC Bank Australia Limited and the Security Trustee.

“Interest Cover Ratio” means, for a period, the ratio of EBITDA for the Group for the period to Net Interest Expense for the Group for the period.

“Interest Payment Date” has the same meaning as in a Facility Agreement.

“Interest Period” has the same meaning as in a Facility Agreement.

“Interest Suspension Financial Covenants” means:

(a)	the Gearing Ratio for each period of 12 months that ends on a Calculation Date that occurs in a period set out in the following table must not be more than the amount set out in the following table opposite that period:

Maximum permitted
Period	Gearing Ratio
To 30 June 2003	4.80 times
1 July 2003 to 31 December 2003	4.80 times
1 January 2004 to 30 June 2004	4.65 times
1 July 2004 to 31 December 2004	4.15 times
1 January 2005 to 30 June 2005	3.90 times
1 July 2005 to 31 December 2005	3.65 times
1 January 2006 to 30 June 2006	3.40 times
After 1 July 2006	3.15 times

(b)	the Interest Cover Ratio for each period of 12 months that ends on a Calculation Date that occurs in a period set out in the following table must not be less than the amount set out in the following table opposite that period:

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Minimum permitted Interest
Period	Cover Ratio
To 30 June 2003	2.20 times
1 July 2003 to 31 December 2003	2.20 times
1 January 2004 to 30 June 2004	2.35 times
1 July 2004 to 31 December 2004	2.60 times
1 January 2005 to 30 June 2005	2.60 times
1 July 2005 to 31 December 2005	2.85 times
1 January 2006 to 30 June 2006	2.85 times
After 1 July 2006	3.10 times

(c)	the Debt Service Cover Ratio for each period of 12 months that ends on a Calculation Date that occurs in a period set out in the following table must not be less than the amount set out in the following table opposite that period:

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Minimum permitted Debt
Period	Service Cover Ratio
To 30 June 2003	1.10 times
1 July 2003 to 31 December 2003	1.10 times
1 January 2004 to 30 June 2004	1.10 times
1 July 2004 to 31 December 2004	1.10 times
1 January 2005 to 30 June 2005	1.20 times
1 July 2005 to 31 December 2005	1.20 times
1 January 2006 to 30 June 2006	1.20 times
After 1 July 2006	1.20 times

“Investment Account” means an account referred to in clause 7.4(a).

“Lender” means each lender under and as defined in the Term B Facility Agreement from time to time.

“Lending Office” means, for a Subscriber (or its Subscriber Affiliate) in relation to a Borrower and a Facility, the lending office specified as such in the relevant Facility Agreement or in a valid notice of assignment or Substitution Certificate, or any other office in the same jurisdiction as the original Lending Office or in any office of the same jurisdiction as the relevant Borrower that the Subscriber may notify to the Parent and the Facility Agent.

“Liquidation” means liquidation, winding up, merger, deregistration, dissolution or amalgamation or other analogous procedure under any relevant law applicable to corporate reorganisation that results in the affected entity ceasing to exist.

“LTM EBITDA” means, for a period, the aggregate of EBITDA for that period plus Cost Savings for that period.

“Majority of Subscribers” means:

(a)	if a Debenture is outstanding and not redeemed, one or more Subscribers whose aggregate Paid Up Amount of all Debentures recorded in a Register as being held

21

by them equals or exceeds two-thirds of the total Paid Up Amount of all outstanding Debentures;

(b)	if no Debenture is outstanding and paragraph (c) does not apply, one or more Subscribers whose aggregate Commitments equal or exceed two-thirds of the Total Commitment; or

(c)	if no Debenture is outstanding and the Commitments have been reduced to zero, one or more Subscribers whose aggregate Paid Up Amount of all Debentures recorded in a Register as being held by them immediately before they were repaid or redeemed in full equalled or exceeded two-thirds of the total Paid Up Amount of all outstanding Debentures at that time,

(calculated, in the case of any part of the Paid Up Amount of a Debenture that is not denominated in Australian Dollars, by reference to the AUD Equivalent of the outstanding amount using the relevant Spot Rate for the Drawdown Date, Rollover Date or Switch Date for the relevant Funding Portions), whether or not a majority of Subscribers by number.

“Majority-Owned Subsidiary” means a Subsidiary that is not a Wholly-Owned Subsidiary.

“Master Debenture” has the meaning given to it in the Debenture Trust Deed.

“Material Adverse Effect” means a material adverse effect in the reasonable opinion of the Majority of Subscribers on:

(a)	the business, property or financial condition of the Group (taken as a whole); or

(b)	the ability of any Group Member to perform any of its obligations under the Transaction Documents.

“Maturity Date” means, for a Funding Portion under the Revolving Facility Agreement, the last day of the scheduled term of that Funding Portion.

“Net Disposal Proceeds” means the aggregate of the proceeds received by a Group Member from any person as part of, or in connection with, the disposal of property of a Group Member, including (without double counting) any amount by which any of those proceeds are used to reduce or discharge any loan made by a Group Member to another Group Member less:

(a)	direct costs relating to the relevant disposal (including filing and registration fees, investment banking fees, brokers fees, sales commissions or severance payments, adjustments to pension, insurance, superannuation or similar arrangements (in each case properly incurred on an arm’s length basis) and properly incurred legal, accounting and other professional advisers’ fees);

(b)	taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions relating to the disposal in question); and

22

(c)	any amount required to repay or discharge any Financial Indebtedness of the Group Member which is, or whose assets are, being disposed of, where such repayment or discharge is not otherwise prohibited by the terms of this document.

“Net Interest Expense” means, for the Group for a period, Total Interest Expense for the Group for that period less interest income of the Group over that period, calculated on a consolidated basis in accordance with GAAP.

“Net Priority 1 Debt” means, on any day:

(a)	the Priority 1 Debt on that day;

less

(b)	the amount of cash held on that day by:

(i)	the Parent; or

(ii)	any other Group Member, to the extent that there is no legal, contractual or other restriction on the ability of the Parent to readily procure that the cash is transferred to the Parent or a Group Security Provider in such a way that the cash would (if so transferred) be subject to a Security, other than cash held in an Investment Account.

“Net Senior Debt” means, on any day, Net Total Debt less any component of Net Total Debt which is subordinated to the liabilities owed to the Subscribers under the Transaction Documents.

“Net Total Debt” means, on any day, the Total Debt on that day less the sum of Consolidated Cash on that day, to the extent that there is no legal, contractual or other restriction on the ability of the Parent to readily procure that the cash is transferred to the Parent or a Group Security Provider in such a way that the cash would (if so transferred) be subject to a Security.

“New Borrower” means a Group Member that becomes a Borrower under clause 5.7.

“New High Yield Notes” means the 10.75% senior subordinated notes due 2011 issued by Burns Philp Capital Pty Limited and Burns Philp Capital (U.S.) Inc pursuant to the New High Yield Notes Indenture.

“New High Yield Notes Indenture” means the indenture under which the New High Yield Notes are issued and all other instruments, agreements and other documents evidencing or governing the New High Yield Notes or providing for any Guarantee or other right in respect thereof.

“New Security Document” means each document listed in schedule 4.

“New Subscriber” means a financial institution that becomes a Subscriber under clause 13.4.

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“New Transaction Document” means:

(a)	this document;

(b)	each Facility Agreement;

(c)	the Debenture Trust Deed;

(d)	each Master Debenture;

(e)	the letter agreement referred to in clause 5.10;

(f)	each New Security Document;

(g)	the Security Trustee Agreement;

(h)	the Escrow Deed;

(i)	the Intercreditor Agreement;

(j)	any other document which the Parent and the Facility Agent agree in writing to be a New Transaction Document; and

(k)	any other document that amends, supplements, replaces or novates any of the above.

“New Zealand Dollar” and “NZD” means the lawful currency of New Zealand.

“NZD Bank Bill Rate” means, for a period:

(a)	the rate, expressed as a yield per cent per annum (rounded up (if necessary) to 4 decimal places) that is quoted as the average bid rate on the Reuters monitor system page “BKBM” (or any page that replaces that page) at about 10.45 am (Auckland time) on the first day of that period for bills of exchange accepted by a New Zealand bank that have a term that is equal to (or no more than 2 Business Days shorter or longer than) that period; or

(b)	if no average bid rate is published in accordance with paragraph (a), the bid rate available to the Facility Agent at about 11.00 am (Auckland time) on that day, as conclusively determined in good faith by the Facility Agent, for bills of exchange accepted by a New Zealand bank that have the tenor described in that paragraph.

“NZD Base Rate” means:

(a)	for a period for which a rate is normally quoted on the Reuters monitor system page “BKBM” (or any page that replaces that page), or for a period that is no more than 2 Business Days shorter or longer than such a period — the relevant NZD Bank Bill Rate; and

(b)	for any other period – the rate that the Facility Agent calculates by straight-line interpolation in accordance with market practice.

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“Offer” means the offer made by BPC1 for the ordinary shares in Goodman.

“Options Offer” means any offer which may be made by BPC1 to acquire or procure the cancellation of all share options in Goodman.

“Paid Up Amount” has the same meaning as in a Facility Agreement.

“Permitted Encumbrance” means:

(a)	an Encumbrance (if any) created under a Transaction Document;

(b)	an Existing Encumbrance, where the amount secured does not increase, and the time for payment of that amount is not extended, beyond the amount and time identified in schedule 5;

(c)	a lien that arises by operation of law in the ordinary course of the ordinary business of the Group, where the amount secured is not overdue or is being diligently contested in good faith;

(d)	a set-off arrangement entered into as part of normal banking arrangements or in the ordinary course of day-to-day trading or arising by operation of law;

(e)	an intra-Group cross-guarantee arrangement entered into in order to obtain class order relief from the Australian Securities and Investments Commission;

(f)	a title retention arrangement entered into with a supplier in the ordinary course of ordinary business;

(g)	a deferred payment obligation for any property or service entered into in the ordinary course of ordinary business, where the payment obligation is deferred for not more than 180 days and the deferral of the payment obligation is structured to achieve the same or a similar commercial effect to financial accommodation by way of money borrowed or raised;

(h)	an Encumbrance given by a Group Member in favour of:

(i)	the Parent;

(ii)	a Wholly-Owned Subsidiary; or

(iii)	a Majority-Owned Subsidiary in which the Parent has an effective proportionate ownership interest that is at least as great as its effective proportionate ownership interest in the Group Member that gives the Encumbrance;

(i)	an Encumbrance that is permitted under clause 5.3(b);

(j)	an Encumbrance on GF Program Receivables; and

(k)	any other Encumbrance that the Facility Agent (acting on the instructions of a Majority of Subscribers) approves before it arises, where the amount secured does

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not increase, and the time for payment of that amount is not extended beyond the amount and time approved.

“Potential Event of Default” means an event or circumstance which, with the passage of time or the giving of notice or both, would become an Event of Default.

“Priority 1 Beneficiary’s Debt” has the meaning given to it in the Debenture Trust Deed.

“Priority 1 Debt” has the same meaning as Priority 1 Debenture Stockholders’ Debt in the Security Trust Deed.

“Quarter Date” means each 31 March, 30 June, 30 September and 31 December.

“Quarter Period” means a period from a Quarter Date, and ending on the next Quarter Date.

“Register” has the same meaning as in a Facility Agreement.

“Regulatory Change” means:

(a)	the introduction of, or a change in, an applicable law or regulatory requirement or in its interpretation or administration by a Government Agency; or

(b)	compliance by a Subscriber or any related body corporate of a Subscriber with an applicable direction, request or requirement (whether existing or future) of a Government Agency, and whether or not it has the force of law (except that, if it does not have the force of law, it must be one with which responsible banks or financial institutions would comply).

“Relevant Jurisdictions” means, in respect of any person, the jurisdiction of the country (and, in the case of the United States, Australia and any other federation, the state, province, canton, territory or similar political subdivision) in which such person is incorporated and, if different, where it has its principal place of business or where it conducts a significant portion of its business.

“Repayment Amount” means an amount that has become a Repayment Amount under clause 7.1(b), pending application under clause 7.5.

“Restructuring Costs” means, in respect of any period, non-recurring costs and expenses incurred by the Group during that period in relation to restructuring (including, for the avoidance of doubt, all costs and expenses relating to redundancy, closure and make good costs, asset relocation costs not capable of capitalisation, consultant fees and asset write downs), provided that such costs have been verified by a firm of chartered accountants acceptable to the Facility Agent (acting reasonably) and a copy of that review has been delivered to the Facility Agent.

“Retiring Subscriber” means a Subscriber that arranges a substitution under clause 13 in respect of all or part of its Commitments.

“Review Event” has the meaning given to it in clause 8.3(a).

“Revolving Debenture” has the same meaning as in the Debenture Trust Deed.

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“Revolving Facility Agreement” means the Revolving Facility Agreement dated on or about the date of this document between the Parent, each Borrower, the Facility Agent and certain of the Subscribers.

“Rollover Date” has the same meaning as in the Revolving Facility Agreement.

“Security” means each Encumbrance, Guarantee or undertaking that the Security Trustee holds, or that is to be granted to the Security Trustee, in its capacity as trustee of the Security Trust and any other trust for the benefit of, amongst others, the Subscribers, other than an Encumbrance, Guarantee or undertaking that has been released with the consent of the Facility Agent.

“Security Document ” means the Security Trust Deed, the Debenture Trust Deed, each Security and each other “Transaction Document” as defined in the Security Trust Deed or the Debenture Trust Deed.

“Security Interest” means an Encumbrance that secures the payment of money or the performance of an obligation, or any other interest or arrangement of any kind that gives a creditor priority over other creditors in relation to any property.

“Security Trust” means the trust established under the Security Trust Deed.

“Security Trust Deed” means the Security Trust Deed dated 28 July 1998 between the Parent and Chase Securities Australia Limited.

“Security Trustee” means the “Trustee” from time to time under the Security Trust Deed, including any co-trustee or separate trustee appointed under clause 3.19 of that document.

“Security Trustee Agreement” means the “Security Trustee Agreement “ to be entered into between, amongst others, the Parent, the Facility Agent, and the party named as security trustee in that document.

“Senior Debt Ratio” means, for a period, the ratio of Net Senior Debt of the Group on the last day of that period to EBITDA of the Group for that period.

“Senior Interest Cover Ratio” means, for a period, the ratio of EBITDA for the Group for the period to Senior Net Interest Expense for the Group for the period.

“Senior Net Interest Expense” means, for the Group for a period, the Total Interest Expense (less the gross amount of all interest and financing costs incurred by the Group over that period, calculated on a consolidated basis in accordance with GAAP, after taking into account all realised losses and profits on foreign currency borrowings and financing transactions (other than amounts transferred to foreign currency translation reserves) in respect of Financial Indebtedness other than the Financial Indebtedness incurred under the Term A Facility Agreement, the Revolving Facility Agreement, the Term B Facility Agreement and any Treasury Transactions entered into to manage interest costs under those agreements) for the Group for that period less interest income of the Group over that period, calculated on a consolidated basis in accordance with GAAP.

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“Share” means for a Subscriber in relation to a Funding Portion, the proportion of the Funding Portion that is owing to it or to its Subscriber Affiliate, as relevant.

“Sponsorship Deed” means the deed to be entered into between, amongst others, BPC1, Credit Suisse First Boston Australia Equities Limited and the party named as the security trustee in that document.

“Spot Rate” means, on any day, the rate determined by the Facility Agent, in accordance with its usual practice and in the interbank market selected by it, to be the rate at which it is able to purchase one currency by payment in another currency (whether directly or through one or more intermediate currencies) at or about 11.00 am (local time in the place of that market):

(a)	in the case of Euro, 2 TARGET Business Days before that day; and

(b)	in the case of any other currency, 2 Banking Days (in the place of that market) before that day,

for delivery on that day.

“Subordination Deed” means the deed poll dated 27 February 2003 by BPC1, the Parent, the Bridge Facility Agent (a defined in the deed) in favour of any Senior Creditor (as defined in that deed poll).

“Subscriber” means an Initial Subscriber or a New Subscriber, other than an Initial Subscriber or a New Subscriber that has assigned or substituted all of its rights and obligations (including those of its Subscriber Affiliates) under this document and each Facility Agreement in accordance with clause 13.

“Subscriber Affiliate” means, for a Subscriber, a related body corporate that it has nominated in relation to a Borrower in accordance with clause 1.4.

“Subsidiary” means:

(a)	a corporation, partnership, joint venture, trust or other entity of or which (or in which):

(i)	(in the case of a corporation)

(A)	more than 50% of the issued and outstanding voting share capital;

(B)	more than 50% of the issued and outstanding share capital (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital); or

(C)	the power to appoint or control the appointment of more than 50% of the board of directors (irrespective of whether, at the time, share capital of any other class or classes of such corporation has or might have voting power upon the occurrence of any contingency);

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(ii)	(in the case of a partnership or joint venture not being a corporation) more than 50% of the interest in the capital or profits of such partnership or joint venture; or

(iii)	(in the case of a trust or estate) more than 50% of the beneficial interest in such trust or estate,

is at the time directly or indirectly owned or controlled by the Parent, by the Parent and one or more other Subsidiaries or by one or more other Subsidiaries; or

(b)	any other entity that the Parent or another Subsidiary “controls” for the purposes of section 50AA of the Corporations Act 2001.

“Subsidiary Limit” means the aggregate of:

(a)	AUD80,000,000; and

(b)	5% of EBITDA of the Group for the period of 12 months ending on the most recent 30 June or 31 December.

“Substitution Certificate” means a certificate substantially in the form set out in schedule 12.

“Super-Majority of Subscribers” means:

(a)	if a Debenture is outstanding and not redeemed, one or more Subscribers whose aggregate Paid Up Amount of all Debentures recorded in a Register as being held by them equals or exceeds 80% of the total Paid Up Amount of all outstanding Debentures;

(b)	if no Debenture is outstanding and paragraph (c) does not apply, one or more Subscribers whose aggregate Commitments equal or exceed 80% of the Total Commitment; or

(c)	if no Debenture is outstanding and the Commitments have been reduced to zero, one or more Subscribers whose aggregate Paid Up Amount of all Debentures recorded in a Register as being held by them immediately before they were repaid or redeemed in full equalled or exceeded 80% of the total Paid Up Amount of all outstanding Debentures at that time,

(calculated, in the case of any part of the Paid Up Amount of a Debenture that is not denominated in Australian Dollars, by reference to the AUD Equivalent of the outstanding amount using the relevant Spot Rate for the Drawdown Date, Rollover Date or Switch Date for the relevant Funding Portions), whether or not 80% of Subscribers by number.

“Supplemental Securities” means:

(a)	new security documents, on substantially the same terms as the existing Security Documents, from each Subsidiary of the Parent incorporated in Germany and in any other jurisdiction where a new security document is reasonably required to

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ensure that the Facilities are secured by the same assets and on substantially the same terms as the Existing Senior Loan Agreements; and

(b)	any acknowledgements or confirmations reasonably required by the Facility Agent from any of the Subsidiaries of the Parent to ensure that the Facilities are secured by the same assets and on substantially the same terms as the Existing Senior Loan Agreements.

“Switch Date” has the same meaning as in the Term A Facility Agreement.

“TARGET Business Day” means a day on which the TARGET System is operating.

“TARGET System” means the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System or any successor system.

“Tax” means a tax, levy, impost, duty, charge, deduction or withholding, however it is described, that is imposed by a law or a Government Agency, together with any related interest, penalty, fine or other charge.

“Term A Facility Agreement” means the agreement entitled Term A Facility Agreement dated 16 January 2003 between the Parent, each Borrower, the Facility Agent and the Subscribers.

“Term B Facility Agreement” means the USD270,000,000 credit agreement to be entered into between, amongst others, the Parent, the party named as Administrative Agent, the lenders party thereto and Burns Philp Inc..

“Term B Pledge Agreement” means the pledge agreement to be entered into by Burns Philp Inc. and the party named as Administrative Agent.

“Term Debenture” has the same meaning as in the Debenture Trust Deed.

“Term Facility Agreement” means each of the Term A Facility Agreement and the Term B Facility Agreement.

“Termination Date” means 12 December 2007.

“Threshold Amount” means AUD50,000,000 less the amount by which the Revolving Facility Agreement is utilised to satisfy or discharge the obligations of Goodman and its Subsidiaries under, or to refinance, the GMF Securitisation Facility.

“TLA Bridge Debenture” means the Financial Indebtedness incurred under the TLA Bridge Facility.

“TLA Bridge Facility” means the bridge facility made pursuant to the TLA Bridge Senior Funding Agreement and the TLA Bridge Term Facility Agreement.

“TLA Bridge Senior Funding Agreement” means the bridge senior funding agreement to be entered into between the Parent, each borrower party thereto, Credit Suisse First Boston (Melbourne Branch) and the subscribers party thereto.

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“TLA Bridge Term Facility Agreement” means the bridge term facility agreement to be entered into between the Parent, each borrower party thereto, Credit Suisse First Boston (Melbourne Branch) and the subscribers party thereto.

“Total Commitment” means the sum of the Facility Commitments under all Facility Agreements.

“Total Debt” means, on any date, the gross amount of all financing liabilities of the Group on that date, calculated on a consolidated basis in accordance with GAAP, including:

(a)	the redemption amount of all debt instruments;

(b)	the principal amount of all finance leases and hire purchase agreements;

(c)	the redemption amount of all redeemable shares issued by a Group Member; and

(d)	all other liabilities that are required by GAAP to be treated as financing liabilities.

“Total Interest Expense” means, for the Group for a period, the gross amount of all interest and financing costs incurred by the Group over that period, calculated on a consolidated basis in accordance with GAAP, after taking into account all realised losses and profits on foreign currency borrowings and financing transactions (other than amounts transferred to foreign currency translation reserves), including:

(a)	the amount of all discounts and similar allowances on the issue or disposal of debt instruments;

(b)	all finance charges under finance leases and hire purchase agreements;

(c)	the amount of all dividends paid or payable on redeemable shares issued by any Group Member; and

(d)	all other expenses and amounts that are required by GAAP to be treated as an interest or financing cost other than amortisation of loan establishment costs,

but excluding interest and financing costs on money borrowed or raised to acquire, develop or improve fixed assets, to the extent that they have been capitalised in the accounts of the Group and excluding:

(e)	interest and financing costs on the redeemed USD 100,000,000 aggregate amount of 51/2 Guaranteed Subordinated Convertible Bonds issued by Burns Philp Treasury (Europe) BV and the redeemed USD 100,000,000 aggregate amount of Conversion Bonds issued by the Parent;

(f)	the make whole premium on existing financial accommodation of Goodman or any amounts paid by any other Group Member in respect of such amount;

(g)	any realised costs of closing out a Treasury Transaction that is incurred in connection with the refinancing of the Existing Senior Loan Agreements or any acquisition of a Subsidiary or business after the date of this document;

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(h)	any dividends paid over the period on the Converting Preference Shares (up to conversion); and

(i)	any non-cash items included in interest in the most recent financial statements of the Group.

“Transaction Document” means:

(a)	each New Transaction Document;

(b)	each other Security Document;

(c)	any document or agreement that the Parent and the Facility Agent agree in writing is to be a Transaction Document for the purposes of this document; and

(d)	any document or agreement that amends, supplements, replaces or novates any of the above.

“Transactions” means each of the following transactions:

(a)	refinancing the financial accommodation that is governed by the Existing Senior Loan Agreements;

(b)	acquiring shares or options in Goodman;

(c)	refinancing any financial accommodation of Goodman or its Subsidiaries once it is a Wholly-Owned Subsidiary of the Parent;

(d)	refinancing any financial accommodation of Goodman or its Subsidiaries once Goodman is a Subsidiary of the Parent but before Goodman becomes a Wholly-Owned Subsidiary of the Parent, to the extent such financial accommodation must be refinanced to ensure that the borrower is not in default of its obligations under the document governing that financial accommodation or the maturity date for that financial accommodation has occurred or to ensure that the Group is not in default of its obligations under any financing arrangements;

(e)	refinancing the borrowing under the TLA Bridge Facility;

(f)	the issuance of the Capital Notes and of up to USD210,000,000 senior subordinated notes to be issued by Burns Philp Capital Pty Ltd or Burns Philp Capital (US) Inc. or any alternative senior subordinated facility; and

(g)	to pay any transaction costs relating to the acquisition of shares or options in Goodman, all debt, asset sales and related transaction costs.

“Treasury Transaction” means any foreign exchange agreement, currency or interest purchase, interest rate swap, cap or collar agreement, currency swap agreement, currency and interest rate future or option contract and other similar agreement (whether entered into before, on or after the date of this document).

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“United States” means the United States of America (including the District of Columbia), its territories, possessions and other areas subject to the jurisdiction of the United States of America.

“United States Dollar” and “USD” mean the lawful currency of the United States of America.

“US Obligor” means a Group Party that has a Relevant Jurisdiction in the United States.

“USD Base Rate” means:

(a)	for a period for which a rate is normally quoted on the Reuters monitor system page “LIBO” (or any page that replaces that page), or for a comparable period — the relevant USD LIBOR; and

(b)	for any other period – the rate that the Facility Agent calculates by straight-line interpolation in accordance with market practice.

“USD LIBOR” means, for a period:

(a)	the rate determined by the Facility Agent to be the arithmetic mean, expressed as a percentage per annum (rounded up (if necessary) to 4 decimal places), of the rates quoted at or about 11.00 am (London time), 2 Banking Days (in London) before the first day of that period for a period equal or comparable to that period and for value on the first day of that period on the Reuters monitor system page “LIBO” or any page which replaces that page; or

(b)	where the page referred to in paragraph (a) is not available, or less than 3 rates are quoted on that page at that time, the rate determined by the Facility Agent to be the arithmetic mean of the rates expressed as a percentage per annum (rounded up (if necessary) to 4 decimal places), at which deposits:

(i)	denominated in United States Dollars;

(ii)	for the same or a comparable amount;

(iii)	for a period equal or comparable to that period; and

(iv)	for value on the first day of that period,

are offered to the Facility Agent by prime banks, in the interbank market selected by it, at or about 11.00 am (local time in the place of that market) 2 Banking Days in the place of that market before the first day of that period.

“Wholly-Owned Subsidiary” means a company the entire issued share capital of which is beneficially owned by the Parent (either directly or indirectly through other Wholly-Owned Subsidiaries).

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     1.2 Rules for interpreting this document, the Facility Agreements and Debenture Trust Deed

In this document, the Facility Agreements and the Debenture Trust Deed, headings are for convenience only, and do not affect interpretation. The following rules also apply in interpreting this document, the Facility Agreements and the Debenture Trust Deed, except where the context makes it clear that a rule is not intended to apply.

(a)	A reference to:

(i)	legislation (including subordinate legislation) is to that legislation as amended, re-enacted or replaced, and includes any subordinate legislation issued under it;

(ii)	a document or agreement, or a provision of a document or agreement, is to that document, agreement or provision as amended, supplemented, replaced or novated;

(iii)	a party to this document, to a Facility Agreement, to the Debenture Trust Deed or to any other document or agreement includes a permitted substitute or a permitted assign of that party;

(iv)	a person includes any type of entity or body of persons, whether or not it is incorporated or has a separate legal identity, and any executor, administrator or successor in law of the person; and

(v)	anything (including a right, obligation or concept) includes each part of it.

(b)	A singular word includes the plural, and vice versa.

(c)	A word which suggests one gender includes the other genders.

(d)	If a word is defined, another part of speech has a corresponding meaning.

(e)	If an example is given of anything (including a right, obligation or concept), such as by saying it includes something else, the example does not limit the scope of that thing.

(f)	The word “agreement” includes an undertaking or other binding arrangement or understanding, whether or not in writing.

(g)	The term “arm’s length basis” means on terms that are fair and reasonable and:

(i)	no less favourable to the relevant Group Member than could reasonably be expected to apply in a comparable transaction with a person which is not an affiliate of it where neither party is under any compulsion to enter into the transaction; and

(ii)	no more favourable to such other person than could reasonably be expected to apply in a comparable transaction with a person which is

34

not its affiliate where neither party is under any compulsion to enter into the transaction.

(h)	The “property” of a person is a reference to the whole or any part of its business, undertaking, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), intangible assets, goodwill, shareholdings and uncalled capital including premium whenever acquired, and any other assets whatsoever.

(i)	The term “disposal” includes any sale, assignment, exchange, transfer, concession, loan, lease, surrender, licence, reservation, waiver, compromise, release, dealing, parting with possession, or the granting of any option, right or interest whatever, or any agreement for any of the same, and “dispose” means to make a disposal, and “acquisition” and “acquire” are construed accordingly.

(j)	The term “related body corporate” has the same meaning as in the Corporations Act 2001.

1.3	Business Days

If the day on or by which a person must do something under this document, a Facility Agreement or the Debenture Trust Deed is not a Business Day:

(a)	if the act involves a payment that is due on demand, the person must do it on or by the next Business Day;

(b)	if the act involves a payment that is not due on demand, the person must do it either:

(i)	on or by the next Business Day; or

(ii)	if the next Business Day occurs in the next calendar month or after the Termination Date, on or by the previous Business Day; and

(c)	in any other case, the person must do it on or by the previous Business Day.

1.4	Subscriber Affiliates

(a)	Subject to paragraph (d), a Subscriber may nominate, in a Facility Agreement, in a Substitution Certificate or by notice to the Parent and the Facility Agent at any time, that its Share of Funding Portions to a particular Borrower be provided by a related body corporate of the Subscriber (or, if a related body corporate is already nominated for that Borrower, through a different related body corporate or through its own branch).

(b)	If a Subscriber elects that its Share of Funding Portions to a particular Borrower are to be provided through a related body corporate as contemplated by paragraph (a), the Subscriber must procure that the related body corporate does so as required by the relevant Facility Agreement.

(c)	If a Subscriber Affiliate of a Subscriber provides a Share of Funding Portions as contemplated by paragraph (a):

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(i)	the parties to this document must comply with their payment obligations under the Transaction Documents in favour of the Subscriber Affiliate as if the Subscriber Affiliate were itself a Subscriber in relation to those Funding Portions;

(ii)	the Subscriber may exercise the corresponding rights under the Transaction Documents on behalf and for the benefit of the Subscriber Affiliate; and

(iii)	the Subscriber must ensure that the Subscriber Affiliate complies with this document and the Facility Agreements as if it were itself a Subscriber in relation to those Funding Portions.

(d)	A Subscriber may only nominate a related body corporate under paragraph (a) if it is able to make the representation in clause 3.13 in relation to the related body corporate.

(e)	The nomination by a Subscriber of a Subscriber Affiliate in relation to a Borrower does not release the Subscriber from its Commitments or other obligations under this document or a Facility Agreement, except to the extent that the Subscriber Affiliate actually performs such an obligation as contemplated by this subclause.

(f)	The parties acknowledge that a Subscriber will enter into such intragroup arrangements (including, potentially, the giving of intragroup guarantees) as it requires to enable it to provide its Share of Funding Portions to the different Borrowers. It must do so at its own cost.

(g)	A Subscriber may nominate by notice to the Parent and the Facility Agent at any time that, in relation to any Treasury Transaction to be entered into by a Borrower, the Treasury Transaction be made with a related body corporate of the Subscriber rather than with the Subscriber (or, if a related body corporate is already nominated for that Borrower, with a different related body corporate). The parties to this document acknowledge that a Subscriber Affiliate which is a party to the Treasury Transaction with a Borrower is a beneficiary of the trust declared by the Facility Agent in clause 14.3.

1.5	Rights and obligations of the Subscribers and the Facility Agent

(a)	The rights and obligations of the Subscribers and the Facility Agent under the Transaction Documents are several, and none of them is responsible for any act or omission of the others.

(b)	If a Subscriber fails to perform any of its obligations under a Transaction Document, or notifies the Facility Agent that it will not perform any of those obligations, this does not relieve any other party of any of its obligations under any Transaction Document.

(c)	Subject to this document, each Subscriber and the Facility Agent may separately enforce its rights under each Transaction Document.

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1.6	Parent to represent Group Parties

Each Group Party irrevocably authorises the Parent and each Authorised Representative of the Parent to exercise that Group Party’s rights and perform that Group Party’s obligations under the Transaction Documents, and agrees that it is bound by anything that the Parent or an Authorised Representative of the Parent does or purports to do on its behalf.

1.7	Changes in GAAP

The parties acknowledge that changes in GAAP after the date of this document may make the operation of clauses 5.3(d) and 5.4, a defined term in clause 1.1, or another clause in this document or a Facility Agreement that refers to GAAP, inappropriate. If the Parent or the Facility Agent considers that this has occurred and notifies the other of them to that effect (the “Notification Date”), the Parent and the Facility Agent agree to negotiate with each other in good faith to attempt to agree to appropriate amendments to the affected clause or definition. The Facility Agent must do so on the instructions of a Majority of Subscribers. If the Parent and the Facility Agent fail to agree on the appropriate amendments to the affected clause or definition within 20 Business Days of the Notification Date then the Parent’s compliance with such affected clause or definition shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until such notification is withdrawn or such clause or definition is amended in a manner satisfactory to the Parent and the Facility Agent (acting on the instructions of Majority of Subscribers).

2.	CONDITIONS PRECEDENT TO ALL FACILITIES

2.1	Conditions precedent

(a)	The Parent may not deliver the first Drawdown Notice under either Facility Agreement until it has provided the Facility Agent with the items listed in part A of schedule 3-1, in form and substance satisfactory to the Facility Agent or the Facility Agent has waived the condition to deliver any of the terms listed in part A of schedule 3-1.

(b)	No Subscriber is obliged to provide its Share of any Funding Portion unless the Parent has provided the Facility Agent with the items listed in part B of schedule 3-1, in form and substance satisfactory to the Facility Agent.

2.2	Prepositioning of funds for the first drawdown

(a)	The Subscribers acknowledge that they may be asked to preposition funds for the Funding Portions to be provided on the first Drawdown Date, in accordance with the Escrow Deed, before all conditions precedent to the provision of those Funding Portions have been satisfied. The Subscribers agree to do this in accordance with the Escrow Deed.

(b)	The Borrowers acknowledge the contents of the Escrow Deed and agree that Funding Portions will be taken to have been made to them in accordance with the procedures set out in that document.

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(c)	The Parent and the Borrowers acknowledge, even though some of the funds that the Subscribers preposition with the Facility Agent may be converted into other currencies in accordance with the Escrow Deed, that those funds (and any Funding Portions that are taken to be made with those funds in accordance with the Escrow Deed) are taken for all purposes of this document and the relevant Facility Agreement to have been provided to the Borrowers in the currency in which the Subscribers were requested to provide those funds under the relevant Drawdown Notice.

3.	PAYMENTS

3.1	How payments must be made

(a)	Each Borrower must make each payment under this document or a Facility Agreement by 1.00pm (local time in the place of receipt), by direct transfer of cleared funds to the credit of the account that the Facility Agent nominates at least 3 Business Days before the payment is made (whether or not in the country of issue of the currency in which any relevant Funding Portion is denominated).

(b)	Each Borrower must make each payment under this document or a Facility Agreement without any set-off or counterclaim and (to the extent permitted by law) free and clear of, and without deduction or withholding for or on account of, any Taxes (other than Excluded Taxes).

3.2	Facility Agent must distribute receipts

Unless this document or a Facility Agreement provides otherwise, each payment that a Borrower makes to the Facility Agent is made for the account of the Subscribers entitled to that payment, and the Facility Agent must distribute each amount that it receives for the account of one or more Subscribers in accordance with their entitlements:

(a)	by direct transfer of cleared funds to the credit of the account that the Subscriber nominates at least 1 Business Day before the payment is made; and

(b)	if the Facility Agent receives the payment by 1.00 pm (local time in the place of receipt) on a Banking Day in the place of receipt, on the day the Facility Agent receives it or, if the Facility Agent receives it after that time, by the next Banking Day.

3.3	Facility Agent only obliged to distribute actual receipts

The Facility Agent is not obliged to pay any amount to, or on behalf of, any party (the “Receiving Party”) until it is satisfied that it has received that amount from the party obliged to pay it (the “Paying Party”). However, the Facility Agent may assume that the amount has been, or will be, paid to it in accordance with this document or the relevant Facility Agreement. If the Facility Agent pays an amount to, or on behalf of, a Receiving Party, but determines later that it had not already received that amount from the Paying Party:

(a)	the Receiving Party must refund or reimburse that amount to the Facility Agent on demand; and

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(b)	the Receiving Party or (at the option of the Facility Agent) the Paying Party, must indemnify the Facility Agent against, and must pay the Facility Agent (for its own account) on demand the amount of, all losses, liabilities, expenses and Taxes (other than Excluded Taxes) that the Facility Agent incurs because it paid that amount before it received it.

3.4	Effect of payment to Facility Agent

Subject to this document, a payment by a Group Party to a Subscriber, or to the Facility Agent for the account of a Subscriber, satisfies the Group Party’s obligation to that Subscriber except to the extent that:

(a)	that Subscriber is obliged to share the payment with another party in accordance with this document; or

(b)	the Facility Agent or that Subscriber is obliged to refund the payment under any applicable law (whether relating to insolvency or otherwise).

3.5	Application of money

(a)	If any amount that the Facility Agent receives is not sufficient to satisfy all the outstanding obligations of the Group Parties to the Facility Agent in that capacity and to the Subscribers under each Transaction Document, the amount is to be applied in the following order:

(i)	first in payment to the Facility Agent and the Subscribers of amounts due to them under clause 10;

(ii)	then in payment to the Subscribers of interest due under a Facility Agreement;

(iii)	then in payment to the Facility Agent of fees due to it for its own account;

(iv)	then in repayment to the Subscribers of the principal amount of outstanding Funding Portions by reducing the Paid Up Amount of Debentures then due; and

(v)	then in payment to the Facility Agent and the Subscribers of any other amounts due under the Transaction Documents,

in each case (if necessary) rateably in accordance with their entitlements.

(b)	If the Facility Agent is required to apply money in accordance with paragraph (a) towards payment of obligations that are future or contingent, or have accrued but are payable at a future time, it must withhold a corresponding proportion of that money until:

(i)	the obligation becomes actually due for performance; or

(ii)	in the case of future or contingent obligations, it is satisfied that the obligation will not become actually due for performance,

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and at that time the Facility Agent must apply the relevant amount in accordance with paragraph (a).

3.6	Deductions and withholdings by Group Parties

If at any time an applicable law obliges a Group Party to make a deduction or withholding in respect of Taxes from a payment under a Transaction Document, the Parent:

(a)	must notify the Facility Agent of the obligation promptly after any Group Party becomes aware of it;

(b)	must ensure that the deduction or withholding does not exceed the minimum amount required by law;

(c)	must pay to the relevant Government Agency on time the full amount of the deduction or withholding and promptly deliver to the Facility Agent a copy of any certified receipt, certificate or other proof of payment; and

(d)	unless the Tax is an Excluded Tax, must indemnify (or ensure that the relevant Group Party indemnifies) the party entitled to the payment against the deduction or withholding by paying (or ensuring that the relevant Group Party pays) to that party, at the time that the payment to that party is due, an additional amount that ensures that, after the deduction or withholding is made, that party receives a net sum equal to the sum that it would have received if the deduction or withholding had not been made.

3.7	Deductions and withholdings by or affecting the Facility Agent or a Subscriber

(a)	If at any time an applicable law obliges the Facility Agent to make a deduction or withholding in respect of Taxes from a payment by it under a Transaction Document to a party other than a Group Member:

(i)	the Facility Agent must notify the Parent of the obligation promptly after the Facility Agent becomes aware of it;

(ii)	the Facility Agent must ensure that the deduction or withholding does not exceed the minimum amount required by law;

(iii)	the Facility Agent must pay to the relevant Government Agency on time the full amount of the deduction or withholding and promptly deliver to that party a copy of any certified receipt, certificate or other proof of payment; and

(iv)	unless the Tax is an Excluded Tax, the Parent (or at the Parent’s direction the relevant Group Party), must indemnify that party against the deduction or withholding by paying to the Facility Agent (for the account of that party), at the time that the payment is due, an additional amount that ensures that, after the deduction or withholding is made, the party receives a net sum equal to the sum that it would have received if the deduction or withholding had not been made.

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(b)	If at any time an applicable law obliges the Facility Agent or a Subscriber to pay Taxes (other than Excluded Taxes) as a result of the failure of a Group Party to make a deduction or withholding in respect of Taxes on account of a payment under a Transaction Document, or as a result of the application of the United States “conduit financing arrangement” rules (Treasury Regulation 1.881-3) or similar provisions of non-U.S. law, then:

(i)	the Facility Agent or Subscriber must notify the Parent of the obligation promptly after becoming aware of the obligation;

(ii)	the Facility Agent or Subscriber must ensure that the Tax liability does not exceed the minimum amount required by law;

(iii)	the Facility Agent or Subscriber must pay to the relevant Government Agency on time the full amount of the Tax and promptly deliver to the Parent a copy of any certified receipt, certificate or other proof of payment; and

(iv)	the Parent (or at the Parent’s direction the relevant Group Party) must indemnify the Facility Agent or Subscriber against the Tax by paying the Facility Agent or Subscriber, at the time that the Tax is due, an additional amount that ensures that the Facility Agency or Subscriber retains, on an after-Tax basis, the amount that it would have retained had the Tax not been payable.

3.8	Currency of payments

Each Group Party must pay each amount required to be paid by it under this document or a Facility Agreement in the currency in which that amount is denominated.

3.9	Currency indemnity

If, for any reason (including as a result of a judgment or order), an amount payable by a Group Party under or in respect of a Transaction Document (the “Relevant Amount”) is received by the Facility Agent or a Subscriber in a currency (the “Payment Currency”) that is not the currency in which the amount is expressed to be payable under the relevant Transaction Document (the “Required Currency”) then the relevant Group Party, as an independent obligation, must indemnify against, and must pay the relevant payee on demand the amount of, any shortfall between:

(a)	the amount of Required Currency which the relevant payee receives on converting the amount it received in the Payment Currency into an amount in the Required Currency in accordance with its usual practice; and

(b)	the Relevant Amount in the Required Currency.

3.10	Repayment following exchange rate fluctuations

(a)	If:

(i)	as a result of exchange rate fluctuations, the sum of the AUD Equivalent of each outstanding Funding Portion is greater for any 4

41

consecutive Business Days than 110% of the AUD Facility Cap on those days; and

(ii)	a Subscriber so instructs the Facility Agent,

the Facility Agent must notify the Parent (the day on which it does so being the “Notification Date”), and the Parent must ensure that Borrowers, on the day that falls 5 Business Days after the Notification Date:

(iii)	prepay Funding Portions (as selected by the Parent or, if the Parent makes no selection, by the Facility Agent) by reducing the aggregate Paid Up Amount of all Debentures, in the currency of the relevant Funding Portion, by the aggregate amount that is necessary to reduce the AUD Equivalent (calculated using the Spot Rate on the Notification Date) of all outstanding Funding Portions to an amount that is no greater than the AUD Facility Cap (or such other amount as the Parent and the Facility Agent (acting on instructions of all the Subscribers) may agree); and

(iv)	pay all amounts payable under clause 10.1(e) in relation to those repayments or reductions.

(b)	If Borrowers switch Funding Portions under clause 6 of the Term A Facility Agreement so that, on the relevant Switch Date, the AUD Equivalent of Funding Portions that are denominated in Euro is greater than 25% of the AUD Equivalent of all outstanding Funding Portions, the Subscribers agree to consider in good faith a request from the Parent to restructure the operation of paragraph (a) so that it only applies in relation to Funding Portions that are not denominated in Euro, on the basis that the AUD Facility Cap reduces accordingly.

(c)	The Facility Agent agrees with the Subscribers that it will monitor the AUD Equivalent of outstanding Funding Portions and will advise the Subscribers if the sum of the AUD Equivalent of each outstanding Funding Portion is greater for any 4 consecutive Business Days than 110% of the AUD Facility Cap on those days, as contemplated by paragraph (a)(i).

3.11	Default interest

(a)	The Parent and each other Group Party must pay interest on each amount that it does not pay under or in connection with a Transaction Document when due, from (and including) the day on which it falls due to (but excluding) the day on which it is paid in full, at the rate calculated in accordance with paragraph (b). This interest must be paid on demand.

(b)	Interest on an unpaid amount in any currency accrues each day in a Default Interest Period at the Default Rate for that currency for that Default Interest Period, and is capitalised (if not paid) on the last day of that Default Interest Period.

(c)	This subclause does not affect the Parent’s or any other Group Party’s obligation to pay each amount under this document when it is due.

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(d)	If a liability of the Parent or any other Group Party becomes merged in a judgment or order, the Parent or that Group Party, as an independent obligation, must pay interest on the amount of that liability, from (and including) the date of the judgment or order until it is paid in full, at the higher of the rate that applies under the judgment or order and the rate calculated in accordance with this subclause.

(e)	Interest under this clause:

(i)	accrues daily; and

(ii)	is calculated on the basis of:

(A)	the actual number of days on which interest has accrued; and

(B)	either a 360 or 365 day year, depending on the basis that the Facility Agent decides is generally accepted as appropriate in relation to the currency in which the relevant amount is denominated.

3.12	Group Parties to notify the Facility Agent of payments

If a Group Party makes a payment under this document or a Facility Agreement direct to a Subscriber, the Parent must advise the Facility Agent within 1 Business Day of the identity of the payer and the payee, the amount of the payment and the obligation to which the payment relates.

3.13	Representation by the Subscribers

Each Subscriber separately represents to the Parent that it will provide (or procure that a Subscriber Affiliate provides) its Share of a Funding Portion to a Borrower through the relevant Lending Office as part of carrying on business in the jurisdiction in which the Lending Office is located at or through a permanent establishment in that jurisdiction.

4.	REPRESENTATIONS AND WARRANTIES

4.1	Legal representations and warranties

The Parent represents and warrants to the Facility Agent, the Subscribers (including any Subscriber Affiliate) and the Arrangers, in respect of itself and separately in respect of each Borrower and each other Subsidiary, as of the date of this document and as of the first Drawdown Date, that, except as disclosed in schedule 11 or as contemplated by clause 5.8:

(a)	(status) it:

(i)	is a corporation duly established (and, in the case of a corporation incorporated in the United States of America, validly existing and in good standing), under the laws of its country and (where relevant) state, province, canton, territory or similar political subdivision of its place of incorporation; and

(ii)	is duly qualified or licensed and (where the concept has a technical meaning) in good standing as a foreign corporation (or other entity) in

43

each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it so to qualify or be licensed;

(b)	(power) it has full legal capacity and power to:

(i)	own or lease and operate its property and to carry on its business; and

(ii)	enter into the Transaction Documents and to carry out the transactions that they contemplate;

(c)	(authority) it has taken all corporate or other action that is necessary to authorise its entry into the Transaction Documents and its carrying out the transactions that they contemplate;

(d)	(Authorisations) it holds each Authorisation that is necessary to:

(i)	enable it to properly execute the Transaction Documents and to carry out the transactions that they contemplate;

(ii)	ensure that each Transaction Document is legal, valid, binding and admissible in evidence; or

(iii)	enable it to properly carry on its business,

and it is complying with any conditions to which any of these Authorisations is subject;

(e)	(documents effective) each Transaction Document to which it is expressed to be a party constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms (except to the extent limited by equitable principles and laws affecting creditors’ rights generally) subject to any necessary stamping or registration;

(f)	(ranking) its payment obligations under each Transaction Document with respect to its rights against collateral secured under the Securities rank ahead of all its unsecured and unsubordinated payment obligations (whether present or future, actual or contingent), other than obligations that are mandatorily preferred by law;

(g)	(no contravention) neither its execution of the Transaction Documents nor the carrying out by it of the transactions that they contemplate, does or will:

(i)	contravene any law to which it or any of its property is subject or any order of any Government Agency that is binding on it or any of its property;

(ii)	contravene any Authorisation;

(iii)	contravene any undertaking or instrument binding on it or any of its property;

(iv)	contravene its constitution; or

44

(v)	require it to make any payment or delivery in respect of any Financial Indebtedness before it would otherwise be obliged to do so;

(h)	(no filings or Taxes) it is not necessary or desirable, to ensure that any Transaction Document is legal, valid, binding or admissible in evidence, that any Transaction Document or any other document be filed or registered with any Government Agency (other than any filings that are to be made in connection with the contemplated execution of any New Security Documents or other filings disclosed in the legal opinions referred to in schedule 3-1 Part B on or around the first Drawdown Date), or that any Taxes be paid;

(i)	(effectiveness of the Securities) each Security to which it is expressed to be a party constitutes a valid perfected first-priority Security Interest in accordance with its terms over the property to which it is expressed to apply;

(j)	(corporate benefit) it benefits from entering into the Transaction Documents;

(k)	(no trust) it has not entered and is not entering into any Transaction Document as trustee of any trust or settlement;

(l)	(ownership of assets) it is the legal and beneficial owner of the property identified as belonging to it in the most recent financial statements provided to the Facility Agent;

(m)	(no Insolvency Event) no Insolvency Event has occurred and is continuing in relation to it;

(n)	(no Encumbrance) none of its property is subject to an Encumbrance other than a Permitted Encumbrance;

(o)	(no Controller) no Controller is currently appointed in relation to any of its property;

(p)	(no litigation) no litigation, arbitration, mediation, conciliation or administrative proceedings are taking place, pending, or to the knowledge of any of its officers after due inquiry, threatened which, if adversely decided, could have a Material Adverse Effect;

(q)	(environmental compliance) it is in full compliance in all material respects with all Environmental Laws applicable to it, its business or its property; and

(r)	(High Yield Notes) the Financial Indebtedness incurred by it under the Transaction Documents constitutes and is designated as “Designated Senior Indebtedness” under and as defined in the High Yield Note Indenture and the New High Yield Notes Indenture.

4.2	Additional representations and warranties by the Parent

The Parent also represents and warrants to the Facility Agent, the Subscribers (including any Subscriber Affiliate) and the Arrangers, as of the date of this document and as of the first Drawdown Date that, except as described in schedule 11:

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(a)	(Group structure) the most recent Group Structure Chart as at the date it was delivered to the Facility Agent was a complete and accurate description of all entities that are Group Members and of the ownership relationships between them, so that (for example):

(i)	it includes full details of the jurisdiction in which each Group Member is incorporated;

(ii)	in the case of any Group Member that is not a Wholly-Owned Subsidiary, it accurately describes the percentage of its ordinary issued share capital (rounded to the nearest 5%) which, at the date of this document, is beneficially owned by the Parent or any other Group Member; and

(iii)	it accurately describes any equity instruments or entitlements to equity instruments that any Group Member has issued as at the date of this document to any person who is not a Group Member;

(b)	(Accounts):

(i)	the most recent Accounts that it has given to the Facility Agent have been prepared in accordance with the laws of Australia and (unless inconsistent with those laws) GAAP;

(ii)	the most recent Accounts that it has given to the Facility Agent give a true and fair view of the financial condition of it and the Group as at the date to which they are made up and of the results of operations of it and the Group for the period that they cover (it being understood that the Accounts provided pursuant to clause 5.2(b) need not qualify as “true and fair” for the purposes of GAAP); and

(iii)	there has been no change since the date of the most recent Accounts that it has given to the Facility Agent that could have a Material Adverse Effect;

(c)	(IM and other information):

(i)	the contents of any information memorandum that the Parent approves for use in the syndication of the Facilities, and any other written information and reports that it has given to the Lead Arranger and Underwriter or the Facility Agent (whether before or after this document was executed) in connection with any Transaction Document (but not information in connection with Goodman and its Subsidiaries prior to Goodman becoming a Wholly-Owned Subsidiary of the Parent), are true, complete and accurate in all material respects and not misleading in any material respect (including by omission), subject to any qualifications in them and except to the extent that the information or report has been superseded by later written information or a later written report provided to the Lead Arranger and Underwriter or the Facility Agent by the Parent;

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(ii)	any forecasts and projections (but not projections in connection with Goodman and its Subsidiaries prior to Goodman becoming a Wholly-Owned Subsidiary of the Parent and not extrapolations) in them, taken in context and subject to the detailed terms of the relevant information or report have been prepared in good faith based upon what the Parent believes to be reasonable assumptions (it being understood that such forecasts and projections are subject to significant uncertainties and contingencies, many of which are beyond the Parent’s control and the Parent can give no assurance that the forecasts and projections will be realised); and

(iii)	any opinions in them (other than opinions prepared by external advisers), taken in context and subject to the detailed terms of the relevant information or report, are fair and reasonable and were formed after due inquiry and consideration by appropriate officers, as at the date of this document or, if given later, when given;

(d)	(disclosure of relevant information) it has disclosed to the Facility Agent and each Subscriber all the information that such parties have requested as being material to an assessment by that party of the risks that that party assumes by entering into any Transaction Document; and

(e)	(no default or Review Event) no:

(i)	Event of Default;

(ii)	Potential Event of Default; or

(iii)	Review Event,

has occurred and is continuing, and no Group Party is in breach of any other document or agreement in a manner that could have a Material Adverse Effect.

4.3	US specific representations and warranties

The Parent and each US Obligor represents and warrants to the Facility Agent, the Subscribers (including any Subscriber Affiliate) and the Arrangers that:

(a)	neither BP US nor any ERISA Subsidiary has incurred:

(i)	any unsatisfied “accumulated funding deficiency” within the meaning of section 412 of the Code, and section 302 of ERISA, whether or not waived, with respect to an Employee Benefit Plan;

(ii)	any unsatisfied liability to the Pension Benefit Guaranty Corporation established under ERISA (other than for Pension Benefit Guaranty Corporation insurance premiums payable in the ordinary course), or under Title IV of ERISA, in connection with any Employee Benefit Plan terminated, established or maintained by it; or

47

(iii)	any unsatisfied withdrawal liability in connection with a complete or partial withdrawal from a multiemployer plan within the meaning of section 3(37) of ERISA, or expects to withdraw from such a plan, nor has BP US or any of its Subsidiaries had any tax or penalty assessed against it by the United States Internal Revenue Service or United States Department of Labor for any alleged violation under section 4975 of the Code or section 404 or 406 of ERISA;

(b)	none of BP US, any of its Subsidiaries or any Group Member is a party in interest (as defined in section 3(14) of ERISA) or a disqualified person (as defined in section 4975(e)(2) of the Code) with respect to any Employee Benefit Plan, other than an Employee Benefit Plan sponsored by BP US or another member of BP US or any other entity treated as a single employer with respect to BP US under section 414(b), (c), (m) or (o) of the Code for the benefit of the employees of BP US, such other entities or Nutrition 21, Inc;

(c)	each Employee Benefit Plan and Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders, including those which must be complied with to obtain the most favourable tax advantages and has been maintained in good standing with applicable regulatory authorities and the level of plan assets in each Employee Benefit Plan exceeds the liabilities under each such Plan that is subject to section 412 of the Code or section 302 of ERISA (based on the assumptions used to fund such Plan), as of the date of the most recent financial statements reflecting those amounts;

(d)	each location in the United States at which a US Obligor has equipment, inventory or real property with an aggregate fair market value equal to or greater than $1,000,000 is specified in schedule 8 for that US Obligor;

(e)	no part of the proceeds of any Funding Portion will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System of the United States, including Regulation U or X; and

(f)	neither the Parent nor any of its Subsidiaries is:

(i)	an “investment company” as defined in, or subject to regulation under, the United States Investment Company Act of 1940; or

(ii)	a “holding company” as defined in, or subject to regulation under, the United States Public Utility Holding Company Act 1935.

4.4	Repetition of representations and warranties

The representations and warranties in this clause (other than clauses 4.1 (d), (e), (g), (i), (m), (n), (o), (p) or (q) or clause 4.2(a) and in the case of each Rollover Date, Switch Date and Interest Payment Date, clause 4.2(e)(ii) or (e)(iii)) are taken to be repeated on each Drawdown Date (other than the first Drawdown Date), each Rollover Date, each Switch Date and each Interest Payment Date, on the basis of the facts and circumstances as at that

48

date (or, in the case of clause 4.2(c), as at the dates contemplated by that clause, provided that the representation and warranty in clause 4.2(c)(i) in respect of any information memorandum will not be taken to be repeated after the earlier of:

(a)	the date the Lead Arranger and Underwriter notifies the Parent that the syndication of the Facilities is complete; and

(b)	9 months from the first Drawdown Date under the Facilities, unless the Lead Arranger and Underwriter requests an extension to this date which is approved by the Parent (such approval not to be unreasonably withheld or delayed), in which case 12 months from the Drawdown Date under the Facilities.

4.5	Reliance on representations and warranties

Each Group Party acknowledges that the other parties have executed the New Transaction Documents and agreed to take part in the transactions that the New Transaction Documents contemplate in reliance on the representations and warranties that are made or repeated in this clause.

4.6	No representations to the Group Parties

Each Group Party acknowledges that it has not relied and will not rely on any representation, statement or promise made by or on behalf of any other party in deciding to enter into any Transaction Document or to exercise any right or perform any obligation under any Transaction Document.

4.7	Acknowledgment of foreign currency risks

(a)	The Parent and each Borrower represents and warrants to each Arranger, the Facility Agent and the Subscribers (including any Subscriber Affiliate) it is fully aware of the risks involved when a Borrower draws a Funding Portion (including the risk that exchange rate fluctuations may cause the AUD Equivalent of a Funding Portion to become significantly greater than the AUD Equivalent as at the Drawdown Date, Rollover Date or Switch Date for that Funding Portion).

(b)	The Parent and each Borrower agrees that the Arrangers, the Facility Agent and the Subscribers (including any Subscriber Affiliate) are not:

(i)	responsible for monitoring or managing the Group’s exposure to exchange rate fluctuations, or for advising any Group Member of any fluctuations;

(ii)	obliged to take any action in order to limit that exposure; or

(iii)	liable for any losses or liabilities that a Borrower may incur by drawing a Funding Portion in any currency.

5.	UNDERTAKINGS

5.1	General undertakings

The Parent must:

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(a)	(maintain status) maintain, and ensure that each of its Subsidiaries maintains, its corporate existence except, in the case of an Excluded Subsidiary, to the extent that it is Liquidated in accordance with clause 5.8;

(b)	(comply with law) comply with, and ensure that each of its Subsidiaries complies with, all applicable law including by paying when due all Taxes for which it or any of its property is assessed or liable (except to the extent that these are being diligently contested in good faith and by appropriate proceedings and it or the relevant Subsidiary has made adequate reserves for them);

(c)	(environmental compliance) either:

(i)	comply, and ensure that each Subsidiary complies, in all material respects with all Environmental Laws applicable to it, its business or its property including (at its cost) obtaining all necessary Authorisations for the conduct of its business; or

(ii)	be working in accordance with an approved plan with applicable Government Agencies to remedy any non-compliance with paragraph (c)(i);

(d)	(prospective environmental issues) undertake action in accordance with sound business practices to address any actual or prospective environmental issue in relation to a Group Member, its business or property to ensure that it does not develop into a breach of an Environmental Law;

(e)	(keep books) keep, and ensure that each Subsidiary keeps, proper books of account recording its activities, and permit the Facility Agent or its representatives on request to examine and take copies of them;

(f)	(hold Authorisations) obtain and maintain, and ensure that each Subsidiary obtains and maintains, each Authorisation that is necessary to:

(i)	enable it to properly execute the Transaction Documents and to carry out the transactions that they contemplate;

(ii)	ensure that each Transaction Document is legal, valid, binding and admissible in evidence; or

(iii)	enable it to properly carry on its business,

and must comply with any conditions to which any of these Authorisations is subject except, in the case of an Excluded Subsidiary, to the extent that it is Liquidated in accordance with clause 5.8;

(g)	(keep documents effective) ensure that each Transaction Document to which a Group Member is expressed to be a party remains the legal, valid and binding obligation of that Group Member, enforceable against it in accordance with its terms (except to the extent limited by equitable principles and laws affecting creditors’ rights generally);

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(h)	(no contravention) ensure that neither the execution by a Group Member of the Transaction Documents nor the carrying out by any Group Member of the transactions that the Transaction Documents contemplate:

(i)	contravenes any law to which a Group Member or any of its property is subject or any order of any Government Agency that is binding on a Group Member or any of its property;

(ii)	contravenes any Authorisation;

(iii)	contravenes any undertaking or instrument binding on any Group Member or any of its property;

(iv)	contravenes the constitution of any Group Member; or

(v)	requires any Group Member to make any payment or delivery in respect of any Financial Indebtedness before it would otherwise be obliged to do so;

(i)	(keep Securities effective) ensure that each Security constitutes a valid perfected first-priority Security Interest in accordance with its terms over the property to which it is expressed to apply;

(j)	(insurance) keep, and must ensure that each Subsidiary keeps, its property and business insured:

(i)	against the risks and in the amounts that are prudent or usual for a person conducting a business similar to the relevant entity, with sound and reputable insurers; or

(ii)	as the Facility Agent reasonably requires,

and must provide the Facility Agent on each anniversary of the date of this document, or otherwise on request, with details of the insurance, evidence that it is in full effect and evidence that all premiums have been paid, by providing the Facility Agent on request with a certificate of currency from a reputable insurance broker in relation to the Group’s global insurance policies, together with a report from that insurance broker confirming that those policies comply with the requirements of this paragraph;

(k)	(no administrator) not appoint, and ensure that no Subsidiary appoints, an administrator or other insolvency official without at least 1 Business Day’s prior notice to the Facility Agent, except, in the case of an Excluded Subsidiary, as part of a Liquidation in accordance with clause 5.8;

(l)	(permitted use of funds) ensure that each Borrower applies all Funding Portions made to it solely for the purposes specified in the relevant Facility Agreement;

(m)	(terms of Associate arrangements):

(i)	use its best endeavours, to the extent that the relevant contractual arrangements permit it to do so, to prevent its Associates from

51

incurring Financial Indebtedness or acquiring businesses or companies other than as contemplated by clause 7.3(g); and

(ii)	if it or a Group Member proposes to acquire an Associate after the date of this document:

(A)	use its best endeavours in the negotiation of the contractual arrangements regarding the Associate, in a manner that is commercially realistic in the context of that Associate and the Group’s proposed investment in it, to ensure that it is able to prevent that Associate from incurring Financial Indebtedness or acquiring businesses or companies other than as contemplated by clause 7.3(g); or

(B)	to the extent that it is not able to exercise the control contemplated by paragraph (m)(ii)(A) in relation to Financial Indebtedness of the Associate, ensure that there is no recourse (including by way of Guarantee) to any Group Member in relation to that Financial Indebtedness.

5.2	Reports and information

The Parent must give the Facility Agent:

(a)	(annual Accounts) as soon as possible (and in any event within 90 days) after the end of each Financial Year, a set of its audited Accounts (consolidated and unconsolidated) for that Financial Year, prepared in accordance with the laws of Australia and (except where inconsistent with those laws) GAAP;

(b)	(quarterly Accounts) as soon as possible (and in any event within 45 days) after the end of each Financial Quarter, a set of its unaudited consolidated Accounts for that Financial Quarter, prepared in accordance with the laws of Australia and (except where inconsistent with those laws) GAAP, and certified by a director or the chief financial officer of the Parent as giving a true and fair view of the Group for that Financial Quarter (but without requiring the Parent to include the notes or disclosures that GAAP would otherwise require to be provided with those Accounts in order for the Accounts to qualify as “true and fair” for the purposes of GAAP);

(c)	(compliance certificates) at the same time as it gives the Facility Agent any Accounts under paragraph (a) or (b), a certificate that:

(i)	sets out each of the Debt Service Cover Ratio, the Gearing Ratio, the Senior Debt Ratio, the Interest Cover Ratio and the Senior Interest Cover Ratio for the period of 12 months that ends on the day to which those Accounts are prepared, together with such details as are required to demonstrate the calculation of those ratios;

(ii)	sets out the amount of Capex that each Group Member expended over the relevant period or that each Group Member entered into an unconditional contractual commitment over the relevant period, with a person who is not

52

a Group Member, to expend as Capex over the period of 6 months following the end of the period;

(iii)	(A) in the case of a certificate that is given at the same time as Accounts under paragraph (a), is certified as correct by the accounting firm that audited those Accounts; and

(B)	in the case of a certificate that is given at the same time as Accounts under paragraph (b), is certified as correct by a director or the chief financial officer of the Parent;

(d)	(copy of reports) a copy of each document that it gives to its shareholders or to any stock exchange, at the same time as it gives it to them or it;

(e)	(notice of default or Review Event) as soon as it becomes aware that an Event of Default, Potential Event of Default or Review Event has occurred, full details of that Event of Default, Potential Event of Default or Review Event;

(f)	(notice of litigation) full details of any litigation, arbitration, mediation, conciliation or administrative proceeding which involves a claim exceeding AUD20,000,000 (or its equivalent in any other currency) or which, if adversely decided, could have a Material Adverse Effect, as soon as the proceedings are commenced or threatened;

(g)	(other information) promptly on request (and in any event within 5 Business Days) any other information relating to the financial condition, business, property and affairs of itself or any Group Member (including copies of internal management reports, budgets and forecasts) that the Facility Agent reasonably requests; and

(h)	(Goodman information) as soon as practicable following the Parent obtaining access to the books and records and financial information of Goodman and in any event within 90 days of Goodman becoming a Wholly-Owned Subsidiary of the Parent, an update to the due diligence reports prepared by KPMG in respect of the Group dated 28 May 2001 and the update due diligence report on Directors’ Projections addressed to and capable of being relied upon by the Facility Agent and the Subscribers, the scope of such update to be as reasonably required by the Facility Agent after consultation with the Parent and to include the financial results of the Group for the period ended 31 December 2002 together with 5 years of financial projections which take into account the acquisition of Goodman and its Subsidiaries; and

(i)	(Projections ) promptly on request (and in any event within 5 Business Days of the first Drawdown Date) pro forma projections for the Parent and the Subsidiaries on a consolidated basis, reasonably satisfactory to the Facility Agent, for the period from and including the first Drawdown Date to and including 30 June 2009, presented on a quarterly basis for the first 12 months of such period and on a yearly basis thereafter.

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5.3	Negative undertakings

The Parent must:

(a)	(negative pledge) not create or permit to exist, and ensure that no Subsidiary creates or permits to exist, any Encumbrance over any of its property, other than a Permitted Encumbrance;

(b)	(no Financial Indebtedness) not incur Financial Indebtedness, and must ensure that no Subsidiary or (if the matter is within the Parent’s control) Associate incurs Financial Indebtedness, without the consent of the Facility Agent (acting on the instructions of a Super-Majority of Subscribers), other than:

(i)	in the case of itself and the Subsidiaries:

(A)	Existing Treasury Transactions (which may be secured under the Securities as Priority 1 Debt and Priority 1 Beneficiary’s Debt);

(B)	Treasury Transactions entered into with a Subscriber or a Subscriber Affiliate or a Lender or an Affiliate of a Lender (which may be secured under the Securities as Priority 1 Debt and Priority 1 Beneficiary’s Debt) and unsecured Treasury Transactions entered into with any other person;

(C)	working capital facilities entered into by one or more Group Security Providers with financial institutions (which may be secured as Priority 1 Debt and Priority 1 Beneficiary’s Debt if the financial institutions first enter into an intercreditor agreement with the Facility Agent on terms reasonably satisfactory to the Facility Agent) as long as the aggregate principal amount of Financial Indebtedness outstanding under such working capital facilities does not exceed AUD 40,000,000 on any date;

(D)	Financial Indebtedness entered into by any Group Security Provider, as long as it is either:

(I)	unsecured; or

(II)	secured under the Securities as Priority 2 Debenture Stockholder’s Debt, Priority 3 Debenture Stockholder’s Debt or Priority 4 Debenture Stockholder’s Debt (each as defined in the Security Trust Deed), and the providers of the Financial Indebtedness first enter into an intercreditor agreement with the Facility Agent on terms reasonably satisfactory to the Facility Agent;

(E)	other Financial Indebtedness entered into by a Group Member that is not a Group Security Provider, as long as:

(I)	the sum of all such Group Members’:

FI x POI,

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where:

FI for each such Group Member is the aggregate principal amount of all such Financial Indebtedness of the Group Member; and

POI for each such Group Member is the Parent’s direct or indirect proportionate ownership interest in the Group Member,

does not exceed the Subsidiary Limit at any time; and

(II)	the Financial Indebtedness is either unsecured, or only secured over assets of the relevant Group Member;

(F)	Financial Indebtedness that is provided by a Group Member to a Group Security Provider, or by a Group Member (the “First Group Member”) to another Group Member in which the Parent’s direct or indirect proportionate ownership interest is the same or greater than the Parent’s direct or indirect proportionate ownership in the First Group Member;

(G)	Financial Indebtedness that is provided by a Group Security Provider to Goodman or any Wholly-Owned Subsidiary of Goodman after Goodman has become a Subsidiary of the Parent but before Goodman has become a Group Security Provider;

(H)

(I)	Financial Indebtedness incurred under the Term B Facility Agreement (which may be secured under the Term B Pledge Agreement and under the Securities as Priority 1 Debt and Priority 1 Beneficiary’s Debt); or

(II)	if the commitment under the Term B Facility Agreement is reduced (the amount of the reduction being the “Reduction Amount”), any other Financial Indebtedness up to an amount equal to the Reduction Amount incurred in substitution for the Reduction Amount(which may be secured under the Term B Pledge Agreement and under the Securities as Priority 1 Debt and Priority 1 Beneficiary’s Debt); and

(III)	and any other Financial Indebtedness up to USD $100,000,000 secured on the same basis and ranking pro rata and pari passu with the Term A Facility Agreement and the Term B Facility Agreement which constitutes an incremental loan amount (as defined in the Term B Facility Agreement) (which may be secured under the Term B Pledge Agreement and under the Securities as Priority 1 Debt and Priority 1 Beneficiary’s Debt);

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(I)	Financial Indebtedness of Goodman or any of its Subsidiaries that:

(I)	exists on the Control Date; and

(II)	does not exceed USD$50,000,000 from and after the later of the date that is 75 days after:

(1)	the Control Date; and

(2)	the first Drawdown Date;

(J)

(I)	the TLA Bridge Debenture and any other Financial Indebtedness incurred under the TLA Bridge Facility (which may be secured under the Securities as Priority 1 Debt and Priority 1 Beneficiary’s Debt) and any Financial Indebtedness provided to Goodman to fund the repayment, prepayment or redemption of the GMF Notes; provided the entire outstanding principal amount thereof must be repaid on or prior to the first Drawdown Date; and

(II)	and any other Financial Indebtedness provided that in each case such Financial Indebtedness is used to repay in full all amounts outstanding under the Facility Agreements on the day such other Financial Indebtedness is drawn (which may be secured under the Securities as Priority 1 Debt and Priority 1 Beneficiary’s Debt); or

(K)	Financial Indebtedness entered into by one or more Group Security Providers with financial institutions in respect of workers compensation obligations, employee benefit obligations, property casualty or liability insurance and self-insurance, in each case where the requirement to incur such Financial Indebtedness arises in the ordinary course of business (which may be secured as Priority 1 Debt and Priority 1 Beneficiary’s Debt if the financial institutions first enter into an intercreditor agreement with the Facility Agent on terms reasonably satisfactory to the Facility Agent), up to a maximum aggregate amount of AU$70,000,000; and

(ii)	in the case of Associates, any Financial Indebtedness as long as the sum of all Associates’:

FI x POI,

where:

FI for each Associate is the aggregate principal amount of all such Financial Indebtedness of the Associate; and

POI for each Associate is the Parent’s direct or indirect proportionate ownership interest in the Associate,

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does not exceed the Associate Limit at any time;

(c)	(no disposal of property) not dispose of, declare a trust over or otherwise create an interest in, and must ensure that no Subsidiary disposes of, declares a trust over or otherwise creates an interest in, any of its property except:

(i)	as permitted by paragraph (a), (e) or (g);

(ii)	as permitted by clause 7;

(iii)	in the case of Excluded Subsidiaries, as contemplated by clause 5.8; or

(iv)	with the consent of the Facility Agent (acting on the instructions of a Super-Majority of Subscribers);

(d)	(restrictions on Capex) not incur Capex at any time, and must ensure that no Subsidiary incurs Capex at any time, if this would cause the aggregate amount of Capex incurred by Group Members in a Financial Year to exceed the greater of:

(i)	20% of EBITDA for the Group for that Financial Year; and

(ii)	the amount set out for that Financial Year in the following table:

Financial Year (end date)	Permitted Capex (AUD million)
30 June 2003	100.0
30 June 2004	170.0
30 June 2005	150.0
30 June 2006	130.0
30 June 2007	120.0
30 June 2008	120.0

plus, for each Financial Year, the amount (if any) by which the amount actually spent by Group Members on Capex in the previous Financial Year is less than the amount specified for that previous Financial Year in the table, calculated, in the case of expenditure incurred in currencies other than Australian Dollars, at the Spot Rate at the time the expenditure is incurred;

(e)	(no distributions) not, and ensure that the Subsidiaries do not, declare or pay any dividend, return any capital to its shareholders or make any distribution of assets, share capital, obligations or securities (or, to the extent they represent a distribution in lieu of a dividend, warrants, rights or options) to any of its shareholders in their capacity as such (“Distribution”), unless:

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(i)	no Event of Default or Potential Event of Default has occurred which is continuing immediately prior to the Distribution and the Distribution will not result in the occurrence of an Event of Default or Potential Event of Default; and

(ii)	there is no breach of clause 5.3(i); and

(iii)	one of the following conditions in (A) — (E) below is met:

(A)	the Distribution is to be funded from either:

(1)	Free Cash Flow (excluding for the purposes of this clause 5.3(e)(iii) any amount referred to in paragraph (J)(1) of the definition of “Free Cash Flow”) available to the Group at the end of each calendar year after satisfaction by the Parent of its obligations under clause 8.2(c) of the Term A Facility Agreement; or

(2)	Free Cash Flow (excluding for the purposes of this clause 5.3(e)(iii) any amount referred to in paragraph (J)(1) of the definition of “Free Cash Flow”) for the 6 month period ending on 30 June in each year that would be available to the Group at the end of that 6 months after the satisfaction by the Parent of its obligations if the obligations of the Parent under clause 8.2(c) of the Term A Facility Agreement also applied for each 6 month period ending on 30 June in each year; or

(B)	the Distribution is in favour of the Parent or a Wholly-Owned Subsidiary (or, in the case of a dividend, return of capital or distribution by a Majority Owned Subsidiary, in favour of all its owners pro rata in accordance with their respective ownership interests); or

(C)	in the case of an Excluded Subsidiary, to the extent that it is Liquidated in accordance with clause 5.8; or

(D)	with the consent of the Facility Agent (acting on the instructions of the Majority of Subscribers); or

(E)	the Distribution is a dividend paid by the Parent:

(1)	on ordinary shares in the Parent for an aggregate amount of up to US$25,000,000 until the Facility Commitments are reduced to zero; and

(2)	from and after 30 September 2003, on ordinary shares of the Parent in each fiscal year up to an aggregate amount equal to:

(A)	25% of Free Cash Flow from the immediately preceding fiscal year, if the Senior Debt Ratio on the

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immediately preceding Calculation Date was greater than 2.50 times, but less than or equal to 2.75 times; or

(B)	50% of Free Cash Flow from the immediately preceding fiscal year, if the Senior Debt Ratio on the immediately preceding Calculation Date was less than or equal to 2.50 times; or

(3)	on Converting Preference Shares in the Parent;

(f)	(no changes to share capital) in the case of the Parent only, not purchase, redeem, retire, defease, exchange or otherwise acquire for value all or any part of its issued share capital or any warrants, rights or options to acquire any of its issued share capital (whether or not on issue at the date of this document) (a “Share Capital Event”), except as contemplated by the terms of the Capital Notes or unless:

(i)	no Event of Default or Potential Event of Default has occurred which is continuing immediately prior to the Share Capital Event and the Share Capital Event will not result in the occurrence of an Event of Default or Potential Event of Default; and

(ii)	there is no breach of close 5.3(i),

and:

(iii)	the Share Capital Event is to be funded from either:

(A)	Free Cash Flow available to the Group at the end of each calendar year after satisfaction by the Parent of its obligations under clause 8.2(c) of the Term A Facility Agreement; or

(B)	Free Cash Flow for the 6 month period ending on 30 June in each year that would be available to the Group at the end of that 6 months after the satisfaction by the Parent of its obligations if the obligations of the Parent under clause 8.2(c) of the Term A Facility Agreement also applied for each 6 month period ending on 30 June in each year; or

(iv)	with the consent of the Facility Agent (acting on the instructions of the Majority of Subscribers);

(g)	(no mergers or reconstructions) not, and ensure that the Subsidiaries do not, participate in any merger, demerger, amalgamation or reconstruction, except:

(i)	in favour of the Parent or a Wholly-Owned Subsidiary (or, in the case of a merger, demerger, amalgamation or reconstruction involving a Majority-Owned Subsidiary, in such a way that the effective indirect ownership interest of the Parent in that Majority-Owned Subsidiary or its assets (as appropriate) is not reduced);

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(ii)	in the case of an Excluded Subsidiary, to the extent that it is Liquidated in accordance with clause 5.8; or

(iii)	with the consent of the Facility Agent (acting on the instructions of the Majority of Subscribers), which consent may not be unreasonably withheld;

(h)	(no changes to constitution) not amend, and ensure that no Subsidiary amends, its constitution, charter, by-laws or other constituent documents:

(i)	in a manner that would change its jurisdiction of incorporation; or

(ii)	otherwise in any respect that would materially adversely affect the interests of the Subscribers,

without the consent of the Facility Agent (acting on the instructions of a Majority of Subscribers); and

(i)	(interest on Capital Notes) not pay, and must ensure that no Subsidiary pays, any interest (in whole or in part) under the Bridge Facility or the Capital Notes and must suspend, and must ensure that any Subsidiary suspends, the payment of any such interest in accordance with the provisions of the Capital Notes Bridge Facility Agreement and the Capital Notes Trust Deed if at any time there is a breach of any of the Interest Suspension Financial Covenants and for so long as that breach continues.

(j)	(early redemption of Capital Notes) not, and must ensure that its Subsidiaries do not, redeem, repurchase, or retire or acquire any Capital Notes prior to the scheduled maturity date without the prior written consent of the Facility Agent (acting on the instructions of a Majority of Subscribers).

5.4	Financial undertakings

The Parent must ensure that:

(a)	(Debt Service Cover Ratio) the Debt Service Cover Ratio for each period of 12 months that ends on a Calculation Date that occurs in a period set out in the following table is not less than the amount set out in the following table opposite that period:

Minimum permitted Debt
Period	Service Cover Ratio
To 30 June 2003	1.10 times
1 July 2003 to 31 December 2003	1.10 times
1 January 2004 to 30 June 2004	1.10 times

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Minimum permitted Debt
Period	Service Cover Ratio
1 July 2004 to 31 December 2004	1.10 times
1 January 2005 to 30 June 2005	1.20 times
1 July 2005 to 31 December 2005	1.20 times
1 January 2006 to 30 June 2006	1.20 times
After 1 July 2006	1.20 times

(b)	(Gearing Ratio) the Gearing Ratio for each period of 12 months that ends on a Calculation Date that occurs in a period set out in the following table is not more than the amount set out in the following table opposite that period:

Period	Maximum permitted Gearing Ratio
To 30 June 2003	4.90 times
1 July 2003 to 31 December 2003	4.90 times
1 January 2004 to 30 June 2004	4.75 times
1 July 2004 to 31 December 2004	4.25 times
1 January 2005 to 30 June 2005	4.00 times
1 July 2005 to 31 December 2005	3.75 times
1 January 2006 to 30 June 2006	3.50 times
After 1 July 2006	3.25 times

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(c)	(Interest Cover Ratio) the Interest Cover Ratio for each period of 12 months that ends on a Calculation Date that occurs in a period set out in the following table is not less than the amount set out in the following table opposite that period:

Minimum permitted Interest
Period	Cover Ratio
To 30 June 2003	2.10 times
1 July 2003 to 31 December 2003	2.10 times
1 January 2004 to 30 June 2004	2.25 times
1 July 2004 to 31 December 2004	2.50 times
1 January 2005 to 30 June 2005	2.50 times
1 July 2005 to 31 December 2005	2.75 times
1 January 2006 to 30 June 2006	2.75 times
After 1 July 2006	3.00 times

(d)	(Senior Interest Cover Ratio) the Senior Interest Cover Ratio for each period of 12 months that ends on a Calculation Date that occurs in a period set out in the following table is not less than the amount set out in the following table opposite that period:

Minimum permitted Senior
Period	Interest Cover Ratio
To 30 June 2003	3.75 times
1 July 2003 to 31 December 2003	3.75 times
1 January 2004 to 30 June 2004	4.00 times
1 July 2004 to 31 December 2004	4.25 times
1 January 2005 to 30 June 2005	4.50 times

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Minimum permitted Senior
Period	Interest Cover Ratio
1 July 2005 to 31 December 2005	4.75 times
1 January 2006 to 30 June 2006	4.75 times
After 1 July 2006	4.75 times

5.5	Hedging arrangements

(a)	The Parent must ensure that Group Members have entered or enter into Treasury Transactions in accordance with the Agreed Hedging Program in relation to the interest rate exposure of Group Members from 20 December 2002, in respect of not less than 50% (or 75% in respect of so much of the Total Debt as is denominated in United States Dollars if at any time after 20 December 2002 USD LIBOR for a period of 30 days increases by 0.50% p.a. or more from the rate prevailing as at 20 December 2002 or 75% in respect of so much of the Total Debt as is denominated in Australian Dollars if at any time after 20 December 2002, AUD Cash Rate increases by 0.50% p.a. or more from the rate prevailing as at 20 December 2002) of the Total Debt, on terms reasonably satisfactory to the Facility Agent (acting on instructions of a Majority of Subscribers).

(b)	The Parent must ensure that Group Members enter into Treasury Transactions in accordance with the Agreed Hedging Program in relation to the Borrowers’ foreign exchange exposure in relation to the Facilities, on terms reasonably satisfactory to the Facility Agent (acting on instructions of a Majority of Subscribers).

(c)	The Parent must ensure that no Group Member enters into a Treasury Transaction except in accordance with this subclause or to hedge foreign exchange exposures that arise from asset purchases by the Group Member. Without limiting this, the Parent must ensure that no Group Member enters into a Treasury Transaction for speculative purposes.

5.6	New Group Security Providers

(a)	The Parent must ensure, if an entity that is not a Group Member becomes a Group Member and has, or has completed the acquisition of, total assets of AUD2,000,000 or more, that:

(i)	the entity promptly becomes a Group Security Provider by executing such Securities and other documents as the Facility Agent (acting on the instructions of a Majority of Subscribers) reasonably requires, consistent with the laws of the relevant jurisdiction, except to the extent that the Parent demonstrates to the reasonable satisfaction of the Facility Agent (acting on the instructions of a Majority of Subscribers) that it is not reasonably practicable or too expensive to do so (having regard to the value of the assets involved); and

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(ii)	it or the entity provides the Facility Agent with such evidence and information (such as legal opinions) in relation to its execution of those documents, and within such period, as the Facility Agent (acting on the instructions of a Majority of Subscribers) reasonably requires, provided that:

(iii)	Goodman and its Subsidiaries will not be required to become Group Security Providers until each is a Wholly-Owned Subsidiary of the Parent and all appropriate shareholder and board resolutions have been passed; and

(iv)	the Parent must use reasonable endeavours to ensure that Goodman and each of its Subsidiaries incorporated in Australia satisfy the obligations in paragraph (i) and (ii) above by 60 days from Goodman becoming a Wholly-Owned Subsidiary of the Parent and must satisfy those obligations within 180 days of Goodman becoming a Wholly-Owned Subsidiary of the Parent;

(v)	the Parent must satisfy the obligations in paragraph (i) and (ii) within 90 days from the date of this document in relation to any Group Member which has acquired or acquires any assets or shares comprised in the acquisition of the Fleischmann business unit from Kraft Foods International Inc.; and

(vi)	notwithstanding the foregoing, or any other provision of any Transaction Document:

(A)	no more than 65% of the voting Equity Interests of any “controlled foreign corporation” within the meaning of section 957 of the Code (“Controlled Foreign Corporation”) shall be pledged to secure the obligations of a “United States Person” within the meaning of section 957 of the Code (“United States Person”) under any Transaction Document; and

(B)	no Controlled Foreign Corporation shall be required to become a Group Security Provider or otherwise to Guarantee the obligations of any United States Person under any Transaction Document,

provided however that the Parent must not create or acquire any entity that would be a Controlled Foreign Corporation of a United States Person from and after its creation or acquisition, other than Controlled Foreign Corporations of a United States Person that exist at the time of the direct or indirect acquisition of such United States Person.

(b)	If it is or becomes reasonably practicable or not too expensive for any Group Member that has total assets of AUD2,000,000 or more, consistent with the laws of the relevant jurisdiction, to execute in favour of the Security Trustee a Security that it has not already given to the Security Trustee, the Parent must ensure, promptly after request from the Facility Agent or after the Parent otherwise becomes aware that it can be so done, that:

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(i)	the entity executes that Security, or any other document, as the Facility Agent (acting on the instructions of a Majority of Subscribers) requires; and

(ii)	it or the entity provides the Facility Agent with such evidence and information (such as legal opinions) in relation to its execution of those documents, and in such period, as the Facility Agent (acting on the instructions of a Majority of Subscribers) reasonably requires.

(c)	If:

(i)	a Group Member or other entity is required to become a Group Security Provider under this subclause; and

(ii)	that Group Member or other entity is an obligor in relation to any Financial Indebtedness (other than Financial Indebtedness permitted under this document),

the Parent must ensure, by the time that Group Member or entity is required to become a Group Security Provider, that its obligations in relation to that Financial Indebtedness are released, or that they are either unsecured obligations or secured under the Securities as Priority 2 Debenture Stockholder’s Debt, Priority 3 Debenture Stockholder’s Debt or Priority 4 Debenture Stockholder’s Debt (each as defined in the Security Trust Deed) and that (in any such case) the granting by that Group Security Provider of its Securities is not a breach of the terms of that Financial Indebtedness.

5.7	Introduction of a new Borrower

(a)	Subject to paragraph (d), the Parent may propose to the Facility Agent that a Group Security Provider that is both:

(i)	incorporated and carrying on business in Australia, the Netherlands, United Kingdom, Germany or the United States of America; and

(ii)	a “Debtor” as defined in the Guarantee and Indemnity (as that term is defined in the Security Trust Deed),

become an additional Borrower for the purposes of this document and the Facility Agreements.

(b)	If the Parent makes a request under paragraph (a), and the Facility Agent (acting on the instructions of a Super-Majority of Subscribers) agrees, the Parent must ensure that the proposed Borrower becomes a Borrower for the purposes of this document and Facility Agreements by executing, and ensuring that the existing Borrowers and the proposed Borrower execute, such accession and other documentation as the Facility Agent requires, and by providing the Facility Agent with such evidence and information (such as legal opinions) in relation to the execution of those documents as the Facility Agent reasonably requires in order to give effect to that accession to the Facility Agent’s satisfaction.

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(c)	A Group Member may only accede to this document and the Facility Agreements as a new Borrower on the basis that it shares in the Commitments of the existing Borrower in the same jurisdiction (or, in the case of a Group Member that is incorporated in the United Kingdom or the Netherlands, in the Commitments of the existing Borrower in Germany). The documentation executed in accordance with paragraph (b) must make such consequential changes to this document and the Facility Agreements as are necessary to give effect to this.

(d)	The Parent may only add one Borrower in each of Australia and the United States of America and two in aggregate in any of the Netherlands, United Kingdom and Germany.

5.8	Excluded Subsidiaries

(a)	The Parent may procure the Liquidation of any Subsidiary (other than a Borrower) if:

(i)	the Parent determines that such Liquidation is in the best interests of the Group;

(ii)	the effect of such Liquidation will not be adverse to the rights and interests of the Subscribers in any material respect; and

(iii)	such Liquidation is accomplished in accordance with this clause 5.8.

(any Subsidiary to be so liquidated being referred to herein as an “Excluded Subsidiary”).

(b)	The Parent must ensure that:

(i)	the Liquidation of any Excluded Subsidiary is conducted as a solvent Liquidation (in relation to any obligation owed by the Excluded Subsidiary to any person other than a Group Member);

(ii)	the Liquidation process (once commenced) is pursued and completed diligently; and

(iii)	any property of the Excluded Subsidiary is distributed to the Parent or another Subsidiary in which the Parent has at least the same effective ownership interest as it has in the Excluded Subsidiary (and which, if the Excluded Subsidiary was a Group Security Provider, must also be or become a Group Security Provider), or is otherwise dealt with in accordance with clause 7.

(c)	The representations and warranties in clauses 4.1(a), (b)(i), (d)(iii), (e), (m) and (o) do not apply in relation to an Excluded Subsidiary to the extent that the representation and warranty would be incorrect because the Excluded Subsidiary is in the process of being Liquidated in accordance with paragraph (b).

(d)	The release of any Security by an Excluded Subsidiary which is required in order to permit or is necessary as a consequence of the Liquidation is taken to have been permitted for all relevant purposes under each Transaction Document.

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5.9	Underwriters’ fees

On the first Drawdown Date, the Parent must pay each Initial Subscriber that the Arrangers have identified to the Parent as an underwriter such fee for participating in the underwriting of the Facilities as the Arrangers direct, as long as the aggregate amount payable by the Parent does not exceed the underwriting fee that the Parent and the Lead Arranger and Underwriter agreed in a letter agreement dated 11 December 2002.

5.10	Facility Agent’s fee and expenses

The Parent must pay the Facility Agent such fee and expenses for acting in that capacity as the Parent and the Facility Agent agree in a letter agreement entered into on or around the date of this document.

5.11	Negotiation of bilateral facilities

(a)	The parties acknowledge that the Parent prefers if possible that each Borrower be able to borrow in its domestic currency from a Subscriber operating through a lending office in that Borrower’s jurisdiction of incorporation.

(b)	The parties agree to consider in good faith any proposal to amend the arrangements reflected in this document and the Facility Agreements to permit one or more Borrowers to enter into one or more bilateral loan facility agreements with one or more Subscribers on the basis that:

(i)	any such bilateral facility agreement is agreed by the Parent and the Facility Agent (on the instructions of all Subscribers) to be a Facility Agreement for the purposes of this agreement;

(ii)	the Commitments under the existing Facility Agreements will be reduced to reflect the new funding commitments under the proposed bilateral facility agreements; and

(iii)	such other consequential amendments are made to this document and the existing Facility Agreements as the Parent and the Facility Agent (on the instructions of all Subscribers) agree are necessary to give effect to this.

5.12	Offer Undertakings

The Parent shall procure BPC1:

Goodman shares

(a) (i)	immediately upon satisfying the requirements of ss 661A(1) or 661A(3) of the Corporations Act 2001 (whichever occurs earlier), promptly gives the Facility Agent notice of satisfying those requirements and that BPC1 does not extend the offer period for the Offer after that time without the consent of the Facility Agent;

(ii)	exercises any and all rights which it has under Part 6A.1 of the Corporations Act 2001 to compulsorily acquire all ordinary shares in Goodman (including,

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without limitation, any Goodman ordinary shares issued within 6 weeks of the close of the Offer as a result of the exercise of Goodman options) so that, in all events, BPC1 lodges a compulsory acquisition notice with the Australian and Securities Investment Commission pursuant to s 661B(1) of the Corporations Act 2001 no later than 5 Business Days after the close of the Offer;

(iii)	if the Offer becomes or is declared unconditional, promptly gives to the Facility Agent a copy of the notification by BPC1 under the Corporations Act 2001 that the Offer is unconditional; and

(iv)	promptly gives the Facility Agent notice of the waiver or satisfaction of any condition in the Offer;

(b)	if, during or at the close of the Offer, BPC1 has not satisfied the requirements of ss 661A(1) or 661A(3) of the Corporations Act 2001 in relation to Goodman ordinary shares, but at any time after the close of the Offer BPC1 becomes a “90% holder” of Goodman ordinary shares within the meaning of s 664A(1) and (2) of the Corporations Act 2001, immediately upon BPC1 becoming a “90% holder” of Goodman ordinary shares to exercise any and all rights which it has under Part 6A.2 of the Corporations Act 2001 to compulsorily acquire any ordinary shares in Goodman so that, in all events, BPC1 lodges a compulsory acquisition notice with the Australian Securities and Investments Commission pursuant to s 664C(2)(a) of the Corporations Act 2001 no later than 5 Business Days after becoming a “90% holder” of Goodman ordinary shares;

Goodman options

(c)	prior to making the Options Offer, to use all reasonable endeavours to obtain a modification of Chapters 6 and 6A of the Corporations Act 2001 from the Australian Securities and Investments Commission so that all Goodman options are treated as a single class of securities for the purposes of the Options Offer;

(d) (i)	immediately upon satisfying the requirements of ss 661A(1) or 661A(3) of the Corporations Act 2001 (whichever occurs earlier) in relation to the options, promptly gives the Facility Agent notice of satisfying those requirements and does not extend the offer period for the Options Offer after that time without the consent of the Facility Agent;

(ii)	exercises any and all rights which it has under Part 6A.1 of the Corporations Act 2001 to compulsorily acquire or compulsorily procure the cancellation of all options in Goodman so that, in all events, BPC1 lodges a compulsory acquisition notice with the Australian and Securities Investments Commission pursuant to s 661B(1) of the Corporations Act 2001 no later than 5 Business Days after the close of the Options Offer;

(iii)	if the Options Offer becomes or is declared unconditional, promptly gives to the Facility Agent a copy of the notification by BPC1 under the Corporations Act 2001 that the Options Offer is unconditional; and

(iv)	promptly gives the Facility Agent notice of the waiver or satisfaction of any condition in the Options Offer;

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(e)	if, during or at the close of the Options Offer, BPC1 has not satisfied the requirements of ss 661A(1) or 661A(3) of the Corporations Act 2001 in relation to Goodman options, but at any time after the close of the Options Offer BPC1 becomes a “90% holder” of Goodman options within the meaning of s 664A(1) and (2) of the Corporations Act 2001, immediately upon BPC1 becoming a “90% holder” of Goodman options to exercise any and all rights which it has under Part 6A.2 of the Corporations Act 2001 to compulsorily acquire any Goodman options so that, in all events, BPC1 lodges a compulsory acquisition notice with the Australian Securities and Investments Commission pursuant to s 664C(2)(a) of the Corporations Act 2001 no later than 5 Business Days after becoming a “90% holder” of Goodman options;

Goodman shares and options

(f)	if BPC1 receives a request for a statement of the names and addresses of the remaining holders of Goodman ordinary shares or options pursuant to ss 661D(1) or 664C(1)(c)(i) of the Corporations Act 2001, as the case may be, immediately to provide such written statement to the person who requested it; and

(g)	if court proceedings are commenced to object to the compulsory acquisition of Goodman ordinary shares or options pursuant to Part 6A.1 or Part 6A.2 of the Corporations Act 2001, to use all reasonable endeavours to expedite such court proceedings and to ensure that the court finally determines such proceedings as soon as possible; and

(h)	to complete the compulsory acquisition of any Goodman ordinary shares pursuant to s666B of the Corporations Act 2001 or options pursuant to the Corporations Act 2001 immediately upon becoming entitled to do so pursuant to Part 6A.1 or Part 6A.2 of the Corporations Act 2001, as the case may be.

In this clause 5.12 all references to the Corporations Act 2001 are references to the Corporations Act 2001 (Cth) and includes all statutes, regulations, proclamations, ordinances, by-laws and declarations of any Government Agency modifying, varying, consolidating or replacing it, including in relation to its application to BPC1, the Offer and any Options Offer, and are to be taken to be subject to any exemption granted to the Parent or BPC1 (as the case may be) from compliance with it.

5.13	Supplemental Securities

To the extent that the Facility Agent has not received on or before the first Drawdown Date the Supplemental Securities together with such evidence and information (such as legal opinions) in relation to the execution of the Supplemental Securities as the Facility Agent (acting on the instructions of the Majority of Subscribers) reasonably requires, the Parent must ensure that the Supplemental Securities are executed by the relevant Group Security Provider and the evidence and information provided to the Facility Agent, in form and substance satisfactory to the Facility Agent acting reasonably, as soon as reasonably practicable and in any event within 90 days of the first Drawdown Date.

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6.	DELETED

7.	ASSET DISPOSALS AND ACQUISITIONS

7.1	Permitted asset disposals outside Group Members

(a)	Subject to paragraph (c), the Parent must ensure that a Group Member only disposes of property to a person other than a Group Member:

(i)	if the disposal is made on an arm’s length basis;

(ii)	to the extent that the Net Disposal Proceeds are in cash and are not proceeds from the disposition of Excluded Assets, if they are dealt with in accordance with paragraph (b); or

(iii)	to the extent that the Net Disposal Proceeds are not in cash, if the property acquired as consideration for the disposal:

(A)	is either promissory notes or debt securities not exceeding in aggregate AUD15,000,000 (in relation to all disposals permitted under this sub-paragraph) at any time or a business or company that principally conducts the manufacturing, processing or distribution of food ingredients, consumer branded food products or non-alcoholic beverages; and

(B)	otherwise complies (and that the Parent complies) with clauses 7.3(a)(ii), (b), (c), (d) and (e).

(b)	If a Group Member disposes of property (other than Excluded Assets) and paragraph (a)(ii) applies:

(i)	the Parent must ensure that an amount equal to 25% of the instalment of Net Disposal Proceeds is immediately on receipt applied towards repayment of outstanding Funding Portions or by reducing the Paid Up Amount of Term Debentures under the Term A Facility Agreement, in accordance with clause 8.2 of the Term A Facility Agreement and repayment of advances under the Term B Facility Agreement in accordance with section 2.13 of the Term B Facility Agreement ; and

(ii)	the Parent must ensure that an amount equal to 75% of the instalment of Net Disposal Proceeds is deposited immediately on receipt into the Investment Account, on the basis that it will become a Repayment Amount to the extent that it is not reinvested in accordance with clause 7.3 within 182 days (or, if a Group Member has entered within 182 days into an agreement with a person who is not a Group Member to purchase property in accordance with clause 7.3, within a further period of 90 days, immediately after expiry of that period).

(c)	Despite paragraphs (a) and (b), a Group Member may dispose of:

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(i)	trading stock or obsolete or surplus assets on an arm’s length basis in a transaction that is entered into in the ordinary course of the ordinary business of the Group; or

(ii)	other property on an arm’s length basis, if the aggregate arm’s length value of all such property that is disposed of by Group Members in the then current Financial Year is less than AUD20,000,000 (or its equivalent, calculated at the Spot Rate at the time of the disposal); or

(iii)	GF Program Receivables pursuant to the GMF Securitisation Facility in an aggregate outstanding amount at any time not in excess of the Threshold Amount; or

(iv)	the Gelatin Disposal,

without the proceeds of the disposal being required to be dealt with in accordance with paragraphs (a) and (b).

7.2	Permitted asset disposals to Group Members

(a)	Subject to paragraph (b), the Parent must ensure that a Group Member only disposes of property to another Group Member on the following basis:

(i)	the Parent or a Wholly-Owned Subsidiary may only dispose of property to the Parent or a Wholly-Owned Subsidiary;

(ii)	a Group Security Provider may only dispose of property that is subject to a Security to another Group Security Provider, and only if the Facility Agent is satisfied that the property as acquired by the second Group Security Provider will be subject to a Security that is satisfactory to the Facility Agent; and

(iii)	a Majority-Owned Subsidiary may only transfer property to the Parent, a Wholly-Owned Subsidiary or another Majority-Owned Subsidiary in which the Parent has at least the same effective ownership interest.

(b)	A Group Member may also dispose of property to another Group Member:

(i)	in a transaction that is permitted under clause 5.3(a), (c), (e) or (g);

(ii)	if the property is trading stock or obsolete or surplus assets and the disposal is made on an arm’s length basis in a transaction that is entered into in the ordinary course of the ordinary business of the Group;

(iii)	in accordance with clause 5.8; or

(iv)	with the consent of the Facility Agent (acting on the instructions of a Majority of Subscribers).

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7.3	Permitted business acquisitions

(a)	Subject to paragraph (f), the Parent must ensure that a Group Member only acquires an interest in a business or company if:

(i)	the business or company principally conducts the manufacturing, processing or distribution of food ingredients, consumer branded food products or non-alcoholic beverages;

(ii)	the ratio of:

(A)	Net Priority 1 Debt as at the end of the previous Financial Quarter or on the last day of the previous Financial Year (whichever day is more recent);

to

(B)	the consolidated EBITDA of the Group and the acquired business or company over the period of 12 months ending on the last day of the previous Financial Quarter or on the last day of the previous Financial Year (whichever day is more recent), does not exceed 2.75:1.

(b)	As soon as reasonably practicable after a Group Member makes an acquisition of a type described in clause 7.3(a)(i), but no later than 30 days after the acquisition (unless otherwise agreed between the Parent and Facility Agent), the Parent must provide the Facility Agent with:

(i)	such due diligence reports in relation to the acquisition as it may have obtained from accounting, legal, technical, engineering, environmental and other professional advisers (which must be reputable and industry-recognised in their respective areas of expertise); and

(ii)	the terms of engagement and scope of those reports.

(c)	As soon as reasonably practicable after a Group Member makes an acquisition of a type described in clause 7.3(a)(i), but no later than 30 days after the acquisition, the Parent must provide the Facility Agent with a certificate, signed by a director or the principal accounting officer of the Parent, that sets out:

(i)	the ratio referred to in clause 7.3(a)(ii) together with such details as are required to demonstrate the calculation of the ratio; and

(ii)	details of the business strategy for the acquired business or company for the current and next 2 full Financial Years, together with an analysis of the anticipated impact of the acquisition on the Debt Service Cover Ratios, Gearing Ratios, Interest Cover Ratios and Senior Interest Cover Ratios for the Group for each of those periods.

(d)	Within 5 days after a Group Member makes an acquisition of a type described in clause 7.3(a)(i), the Parent must provide the Facility Agent with a certificate, signed

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by a director of the Parent on behalf of the board of the Parent, stating that the board has:

(i)	approved the acquisition; and

(ii)	confirmed that the proposed acquisition will not give rise to an Event of Default or Potential Event of Default.

(e)	If a Group Member acquires an interest in a business or company that has total assets of AUD2,000,000 or more, the Parent must ensure that the Group Member that acquires the interest, or (at the option of the Facility Agent) each Group Member that holds shares or other ownership interests in that Group Member:

(i)	executes such Securities and other documents as the Facility Agent reasonably requires, consistent with the laws of the relevant jurisdiction, except to the extent that the Parent demonstrates to the reasonable satisfaction of the Facility Agent (acting on the instructions of a Majority of Subscribers) that it is not reasonably practicable or it is too expensive to do so; and

(ii)	provides the Facility Agent with such evidence and information (such as legal opinions) in relation to its execution of those documents, as the Facility Agent reasonably requires,

promptly after the acquisition is completed.

(f)	Despite paragraph (a), the Parent may also permit a Group Member to acquire:

(i)	a business or company that principally conducts the manufacturing, processing or distribution of food ingredients, consumer branded food products or non-alcoholic beverages if the arm’s length acquisition cost is less than AUD30,000,000 (or its equivalent), and none of the acquisition cost is funded by a withdrawal from an Investment Account; and

(ii)	all of the issued shares or any other equity interests in New Zealand Dairy Foods Holdings Limited on an arm’s length basis so long as:

(A)	the Parent receives and furnishes to the Facility Agent any report relating to the fairness and reasonableness of the transaction to the shareholders of the Parent (other than Rank Group Limited and its associates) which is required to be prepared under the ASX Listing Rules or the Corporations Act from an independent expert who must be reputable and industry recognised; and

(B)	after giving pro forma effect thereto (including the financing therefor), the Gearing Ratio as at the end of the previous Financial Year or Financial Quarter (whichever is more recent) would be at least 0.50 to 1.00 less than the maximum permitted Gearing Ratio at such time pursuant to clause 5.4(b).

(g)	The Parent must ensure that no Group Member or (to the extent within the Parent’s control) Associate acquires a business or company that does not

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principally conduct the manufacturing, processing or distribution of food ingredients, consumer branded food products or non-alcoholic beverages , without the consent of the Facility Agent (acting on the instructions of all the Subscribers).

7.4	Investment Account

(a)	The Parent must:

(i)	procure that one or more Group Security Providers establish one or more accounts denominated in Australian Dollars, Canadian Dollars, Euro, New Zealand Dollars or United States Dollars with the Co-Trustee or one or more Subscribers or Lenders (but with no more than 4 Subscribers in aggregate) on the Co-Trustee’s or the relevant Subscriber’s or Lender’s usual market terms for accounts of that nature, each entitled “Burns Philp – Investment Account”; and

(ii)	ensure that each of those accounts is the subject of a valid and perfected first-priority Security in favour of the Security Trustee (on such terms as the Facility Agent reasonably requires), supported by such other documentation and opinions as the Facility Agent reasonably requires, before a deposit is required to be made into the account under this document.

(b)	Each Investment Account must be established under the control of the Security Trustee, and in the name and for the account of the relevant Group Security Provider but on the basis that it is subject to this clause.

(c)	The Parent must ensure that each Investment Account is maintained in order, and ensure that it remains in credit, at all times.

(d)	Interest that accrues on an Investment Account is to be paid in accordance with the terms of the relevant Investment Account to such other account as the Parent directs.

(e)	A Group Security Provider, by giving an appropriately completed IA Withdrawal Request to the Facility Agent and the Security Trustee at least 3 Business Days before the proposed withdrawal date, may require the Security Trustee to permit it to withdraw money standing to the credit of its Investment Account (other than a Repayment Amount) if:

(i)	no Event of Default or Potential Event of Default has occurred and is continuing; and

(ii) (A)	it or another Group Security Provider immediately applies the withdrawn amount towards the purchase of a business or company that principally conducts the manufacturing, processing or distribution of food ingredients, consumer branded food products or non-alcoholic beverages; or

(B)	it or another Group Security Provider has applied an amount equal to the withdrawn amount, funded from other sources, within the

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previous 90 days towards the purchase of a business or company that principally conducts the manufacturing, processing or distribution of yeast or food ingredients, consumer branded food products or non-alcoholic beverages, in accordance with clause 7.3(a).

(f)	A Group Security Provider, by giving an appropriately completed IA Withdrawal Request to the Facility Agent and the Security Trustee at least 3 Business Days before the proposed withdrawal date, may also require the Security Trustee to permit it to withdraw money standing to the credit of its Investment Account (other than a Repayment Amount) in order to purchase a business or company that principally conducts the manufacturing, processing or distribution of food products or beverages with the consent of the Facility Agent (acting on the instructions of a Majority of Subscribers).

(g)	An amount standing to the credit of an Investment Account may only be withdrawn in accordance with this clause.

7.5	Application of Repayment Amounts

The Parent must ensure that any Repayment Amount that has become a Repayment Amount under clause 7.1(b)(ii), is applied toward repayment of outstanding Funding Portions by reducing the Paid Up Amount of Term Debentures under the Term A Facility Agreement in accordance with clause 8.2 of the Term A Facility Agreement and repayment of outstanding advances under the Term B Facility Agreement in accordance with section 2.13 of the Term B Facility Agreement within 90 days.

8.	DEFAULT

8.1	Events of Default

Each of these events or circumstances is an Event of Default:

(a)	(non-payment of principal) if a Borrower fails to pay any amount of principal that is due and payable by it under any Transaction Document when it is due;

(b)	(non-payment of other amounts) if a Group Party fails to pay any amount other than principal that is due and payable by it under any Transaction Document within 2 Business Days of its due date;

(c)	(other obligations) if a Group Party fails to comply with any of its obligations under any Transaction Document (other than a failure referred to elsewhere in this clause or a failure to comply with clause 5.1(f)) and:

(i)	the Facility Agent reasonably considers that the failure cannot be remedied; or

(ii)	the Facility Agent reasonably considers that the failure can be remedied, and the failure is not remedied within 15 Business Days after the Facility Agent requires the Parent to remedy it;

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(d)	(misrepresentation) if any representation, warranty or statement made by, or repeated by, any Group Member in or in connection with any Transaction Document (other than under clause 4.1(d)) is untrue or misleading (whether by omission or otherwise) in any material respect when so made or repeated;

(e)	(Insolvency Event) if an Insolvency Event occurs in respect of a Group Party or any other Subsidiary, other than a Liquidation of an Excluded Subsidiary in accordance with clause 5.8;

(f)	(maintenance of capital) if the Parent passes a resolution:

(i)	to permit the giving of financial assistance, whether directly or indirectly, for the purpose of, or in connection with, an acquisition or proposed acquisition by a person of shares or of any right or interest in shares in it or in any holding company of it;

(ii)	for the reduction of its share capital (including the purchase of its shares but excluding a redemption of redeemable shares) except as permitted under this agreement; or

(iii)	to limit its ability to make calls on its uncalled share capital,

without the consent of the Facility Agent;

(g)	(Material Adverse Effect) if an event or a change occurs or a series of events or changes occur which have or is or are likely to have a Material Adverse Effect (excluding any event or change that may arise as a consequence of the announcement or consummation of the Offer or the financing for the Offer);

(h)	(cross-default) if:

(i)	any Financial Indebtedness of any Group Member in an amount exceeding AUD40,000,000 (or its equivalent) becomes due for payment or delivery (other than at the option of the relevant Group Member) before the stated maturity of that Financial Indebtedness as a result of a default or event of default (however described) (except in the case of the Existing Senior Loan Agreements or any Financial Indebtedness of Goodman or any of its Subsidiaries prior to Goodman becoming a Wholly-Owned Subsidiary of the Parent);

(ii)	an agreement by any person with any Group Member to provide or underwrite financial accommodation in an amount exceeding AUD40,000,000 (or its equivalent), or to acquire or assume any risk in respect of Financial Indebtedness in an amount exceeding AUD40,000,000 (or its equivalent), is prematurely terminated as a result of a default or event of default (however described) (except in the case of the Existing Senior Loan Agreements or any Financial Indebtedness of Goodman or any of its Subsidiaries prior to Goodman becoming a Wholly-Owned Subsidiary of the Parent); or

(iii)	any money or commodity owing or deliverable by any Group Member in respect of any Financial Indebtedness in an amount exceeding

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AUD40,000,000 (or its equivalent) is not paid or delivered when due for payment or delivery (having regard to any applicable grace period) (except in the case of the Existing Senior Loan Agreements or any Financial Indebtedness of Goodman or any of its Subsidiaries prior to Goodman becoming a Wholly-Owned Subsidiary of the Parent);

(i)	(creation of Encumbrances) if any Group Member creates or permits to exist any Encumbrance over any of its property, other than a Permitted Encumbrance;

(j)	(enforcement of Encumbrances) if any Encumbrance over property of a Group Member that secures an amount in excess of AUD20,000,000 becomes enforceable;

(k)	(compulsory acquisition) if all or a material part of the property of a Group Member is compulsorily acquired by any Government Agency or a Group Member sells or divests itself of all or a material part of its property because it is required to do so by a binding order from a Government Agency, and the Group Member does not receive compensation for the acquisition, sale or disposal that is acceptable to the Facility Agent;

(l)	(inability to perform) if a Group Member ceases for any reason to be able lawfully to carry out all the transactions that any Transaction Document contemplates may be carried out by it, unless arrangements satisfactory to the Facility Agent to replace the relevant provision are not agreed and implemented to the satisfaction of the Facility Agent within 20 Business Days (or, if the Parent demonstrates to the satisfaction of the Facility Agent within that period that it is diligently pursuing a replacement of the relevant provision and that the relevant provision will be able to be replaced as required within such longer period as the Facility Agent may approve, that longer period);

(m)	(Security void) if:

(i)	all or any material provision of any Security or any other Security Document is or becomes void, voidable, illegal or unenforceable or of limited force (other than because of equitable principles or laws affecting creditors’ rights generally); or

(ii)	a Security is not or ceases to be a valid, perfected first-priority Security Interest in accordance with its terms over the property to which it is expressed to apply;

or a Group Member claims this to be the case, unless the Facility Agent determines in any such case that the affected provision is not material to the Subscribers’ overall security position;

(n)	(other Transaction Documents void) if all or any material provision of any Transaction Document other than a Security is or becomes void, voidable, illegal or unenforceable or of limited force (other than because of equitable principles or laws affecting creditors’ rights generally), or a Group Member claims this to be the case, unless arrangements satisfactory to the Facility Agent to replace that provision are not agreed and implemented to the satisfaction of the Facility Agent within 20 Business Days (or, if the Parent demonstrates to the satisfaction of the Facility Agent within that period that it is diligently pursuing a replacement of the

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relevant provision and that the relevant provision will be able to be replaced as required within such longer period as the Facility Agent may approve, that longer period);

(o)	(Financial Indebtedness) if a Subsidiary incurs Financial Indebtedness in breach of clause 5.3(b);

(p)	(loss of material Authorisations) if a Group Member ceases to hold:

(i)	an Authorisation that is necessary to enable it to properly execute the Transaction Documents and to carry out the transactions that they contemplate and to ensure that each Transaction Document is legal, valid, binding and admissible in evidence; or

(ii)	any material Authorisation that is necessary to enable it to properly carry on its business and this has a Material Adverse Effect,

and if the Facility Agent reasonably considers that the cessation can be remedied, the cessation is not remedied within 15 Business days after the Facility Agent requires the Parent to remedy it;

(q)	(environmental breach) if a Group Member breaches an Environmental Law that is applicable to it, its business or its property in a manner that has a Material Adverse Effect.

8.2	Consequences of an Event of Default

If an Event of Default has occurred and has not been remedied, the Facility Agent may notify the Parent that:

(a)	the Subscribers’ obligation to provide the Facilities is terminated, in which case their obligation to do so terminates immediately;

(b)	the Commitment of each Subscriber under each Facility Agreement is cancelled, in which case their Commitments will be cancelled immediately;

(c)	each outstanding Funding Portion under each Facility Agreement , any accrued but unpaid interest and all other amounts outstanding under each Transaction Document are due and payable, in which case those amounts are immediately due and payable;

(d)	each outstanding Funding Portion under each Facility Agreement , any accrued but unpaid interest and all other amounts outstanding under each Transaction Document are due and payable on demand, in which case those amounts will be due and payable on demand made at any time; and

(e)	any amount outstanding under a Transaction Document in a currency other than Australian Dollars is to be converted into Australian Dollars at the Spot Rate on the date of the declaration in which case the amount is taken to be converted.

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8.3 Review Event

(a)	A Review Event occurs if none of Mr Graeme Hart (or, in the event of his incompetence or death, his estate, heirs, executor, administrator, committee or other personal representative (collectively, “heirs”), any of his immediate family members (the “Hart Family”), or any entity controlled directly or indirectly by a member or members of the Hart Family or any trust for the benefit of a member of the Hart Family:

(i)	has, or together have, a beneficial interest (directly or indirectly) in the Parent, calculated on a fully diluted basis, of at least 35% of the issued share capital of the Parent; and

(ii)	is, or together are, the single largest shareholder, or group of shareholders, in the Parent on a fully diluted basis.

(b)	If a Review Event occurs, the Parent must notify the Facility Agent within 5 Business Days.

(c)	If a Review Event occurs, the Facility Agent (acting on the instructions of the Majority of Subscribers), within 30 days after the Review Event occurs, may notify the Parent that:

(i)	the Subscribers’ obligation to provide the Facilities is to be terminated;

(ii)	the Commitment of each Subscriber under each Facility Agreement is to be cancelled; and

(iii)	each outstanding Funding Portion under each Facility Agreement, any accrued but unpaid interest and all other amounts outstanding under each Transaction Document are to become due and payable,

on the day that occurs 90 days after the date of the Facility Agent’s notice, in which case those obligations terminate, the Commitments are cancelled and those amounts are due and payable, on that date.

(d)	The rights of the Facility Agent and the Subscribers under other provisions of this document and the Facility Agreements (such as clause 8.2 of this document) are not affected by a notice given by the Facility Agent under paragraph (c).

8.4	High Yield Note Indenture

Notwithstanding any other provision in this document, no Event of Default or Potential Event of Default will occur if:

(a)	section 4.11 of the High Yield Note Indenture is breached as a result of the Parent failing to cause Goodman or any of its Subsidiaries to provide a Guaranty Agreement (as defined in the High Yield Note Indenture) at the time BPC1 acquires more than 50% of the ordinary shares of Goodman; or

(b)	an Event of Default (as defined in the High Yield Note Indenture) occurs under section 6.01(6) of the High Yield Note Indenture as a result of any default or

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acceleration of any Indebtedness (as defined in the High Yield Note Indenture) of Goodman or any of its Subsidiaries which occurs prior to the Control Date, in each case unless and until the Trustee (as defined in the High Yield Note Indenture) (or the Holders (as defined in the High Yield Note Indenture) of at least 25% in principal amount of the Securities (as defined in the High Yield Note Indenture)) declares the principal of, and accrued but unpaid interest on, the Securities (as defined in the High Yield Note Indenture) to be due and payable.

9.	INCREASED COSTS AND CHANGE OF LAW

9.1	Increased costs

(a)	If:

(i)	a Regulatory Change:

(A)	subjects a Subscriber or any related body corporate of a Subscriber to any Tax (other than an Excluded Tax) relating to any Transaction Document;

(B)	changes the basis of taxation of any payment due or to become due to a Subscriber or a related body corporate of a Subscriber relating to any Transaction Document (other than in relation to Excluded Tax);

(C)	imposes, modifies or deems applicable any capital, liquidity, reserve or prudential requirement or requires the making of any special deposit against or in relation to any assets or liabilities (actual or contingent) of, deposits with or for the account of, or loans by, a Subscriber or any related body corporate of that Subscriber; or

(D)	imposes on a Subscriber or any related body corporate of that Subscriber any other condition affecting any Transaction Document; and

(ii)	the result is (directly or indirectly) to:

(A)	increase the cost to that Subscriber, or any related body corporate of that Subscriber, of the provision or maintenance by that Subscriber of a Facility, or the performance by that Subscriber of its obligations under a Transaction Document;

(B)	reduce:

(I)	the effective rate of return (on capital, property, deposits or otherwise) of the Subscriber or any related body corporate of the Subscriber under a Transaction Document; or

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(II)	the amount of any payment received by or for the account of that Subscriber or a related body corporate of a Subscriber under a Transaction Document; or

(C)	require that Subscriber or any related body corporate of that Subscriber to make a payment or to forgo or suffer a reduction in return on or calculated by reference to any amount payable to that Subscriber under a Transaction Document, then that Subscriber must give details to the Facility Agent by notice, and immediately after receiving that notice the Facility Agent must give a copy of it to the Parent. After receiving notice from the Facility Agent stating the nature of the relevant Regulatory Change, each Borrower must indemnify that Subscriber in relation to, and must pay to that Subscriber on demand the amount of, each amount that that Subscriber certifies is necessary to compensate that Subscriber, or any related body corporate of that Subscriber, for the additional cost, reduction or payment, calculated from the day on which it was first incurred by that Subscriber or the related body corporate of the Subscriber. The relevant Subscriber must outline the calculation of the amount in the certificate.

(b)	A reference in paragraph (a) to a related body corporate of a Subscriber is not limited to its Subscriber Affiliates.

9.2	Indirect cost, reduction or payment

A Subscriber may claim compensation under clause 9.1 for:

(a)	any additional cost, reduction or payment that is directly attributable to a Transaction Document; and

(b)	the proportion of any additional cost, reduction or payment that the Subscriber certifies is fairly attributable to a Transaction Document and does not discriminate against the relevant Borrower.

9.3	Notice of change of law

If, in the opinion of a Subscriber:

(a)	a law or a directive or request (whether or not having the force of law but, if not having the force of law, compliance with which is in accordance with the general practice of persons to whom the directive or request is addressed) of any Government Agency not in effect at the date of this document; or

(b)	an amendment after the date of this document to, or a change after the date of this document in the interpretation or application of, a law or a directive or request (whether or not having the force of law) of a Government Agency, makes or will make it illegal in any jurisdiction, or in the case of a directive or request after the first Drawdown Date, results or would result in a breach, contravention or failure to comply with any such directive or request, for that Subscriber or a Subscriber Affiliate to continue to participate in a Facility, that Subscriber may give notice (a “Change of Law Notice”) to the Facility Agent that it considers that this has happened or that it will

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happen. Immediately after receiving that notice the Facility Agent must give a copy of it to the Parent.

9.4	Termination and prepayment after change of law

If a Subscriber gives a Change of Law Notice:

(a)	its obligation to continue to participate in the relevant Facility terminates; and

(b)	each Borrower must prepay the amount of that Subscriber’s Share of each Funding Portion provided to it by repaying the Paid Up Amount of Debentures recorded in a Register as being held by that Subscriber, together with any accrued but unpaid interest and any other amounts (including amounts payable under clause 10.1(e)) outstanding under each Transaction Document that relate to that Subscriber:

(i)	if the Subscriber considers:

(A)	in the case of a Funding Portion under the Term A Facility Agreement, that the current Interest Period for the Funding Portion will expire before it becomes illegal or impractical for the Subscriber to participate in the Facility under that document — on the last day of that Interest Period; or

(B)	in the case of a Funding Portion under the Revolving Facility Agreement, that the Funding Portion will mature before it becomes illegal or impractical for the Subscriber to continue to participate in the Facility under that document — on its Maturity Date; or

(ii)	if subparagraph (i) does not apply to the Funding Portion — immediately.

10.	INDEMNITIES

10.1	General indemnity

The Parent must indemnify each Arranger, the Facility Agent, each Subscriber and each Subscriber Affiliate against, and must pay on demand the amount of, all losses, liabilities, expenses and Taxes (other than Excluded Taxes) incurred in connection with:

(a)	any Event of Default, Potential Event of Default or Review Event;

(b)	any actual or attempted preservation or enforcement, of any rights under any Transaction Document;

(c)	a Subscriber not providing a Funding Portion to a Borrower because a condition precedent in clause 2 of this document or clause 3.4 of a Facility Agreement was not satisfied;

(d)	any conversion of an amount denominated in one currency into another currency after a declaration under clause 8.2;

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(e)	any Funding Portion being repaid or becoming due for repayment by reducing the Paid Up Amount of a Debenture other than in accordance with clause 8.3(a) or 8.5 of the Term A Facility Agreement or clause 7.2 of the Revolving Facility Agreement, or any other amount required to be paid under any Transaction Document not being paid on its due date, including losses, liabilities, expenses and Taxes (other than Excluded Taxes) incurred because of:

(i)	the cancellation, termination or alteration of any swap or other arrangement made by a Subscriber to fund its Share of the Funding Portion or to fund all or part of the other payment; or

(ii)	any liquidation or re-employment of deposits or other funds acquired by a Subscriber to fund its Share of the Funding Portion or to fund all or part of the other payment; and

(f)	acting in good faith on any notice, consent or other communication that appears on its face to have been given by the Parent, any other Group Party or an Authorised Representative of the Parent.

Without limiting this, the Parent must also reimburse each Subscriber on demand for any amount that the Subscriber is obliged to pay to the Facility Agent under clause 11.17.

10.2	GST

(a)	Without limiting clause 10.1 or any other payment obligation of any Group Party under any Transaction Document, if any party other than a Group Party (the “supplier”) must pay GST on any supply made by it under or in connection with a Transaction Document, then in addition to any other amount payable, the Group Party which is the recipient of that supply (the “recipient”) must pay to the supplier an amount equal to that GST on demand.

(b)	Without limiting clause 10.1 or any other payment obligation of any Group Party under any Transaction Document, each of the Borrowers and the Parent must indemnify each party (in this subclause, the “indemnitee”) other than a Group Party against, and must pay the indemnitee on demand the amount of, any GST that the indemnitee must pay in relation to a taxable supply that is made to it under or in connection with any Transaction Document (including for the avoidance of doubt in connection with the syndication of the Facilities), less the amount of any input tax credit to which the indemnitee is entitled in respect of the payment.

(c)	If a party is entitled to receive a payment under this subclause, it must provide the recipient of the relevant taxable supply with a tax invoice within 28 days of receipt of the payment.

(d)	All words in this clause 10.2 have the same meaning as in the A New Tax System (Goods and Services Tax) Act 1999 unless the context makes it clear a different meaning is intended.

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10.3	Waiver processing fee

The Parent must pay (or procure that a Borrower pays) the Facility Agent for the account of the Subscribers (to be shared between the Subscribers equally) a processing fee of AUD4,000 per Subscriber, up to a maximum amount of AUD60,000, on each occasion that it requests one or more waivers, consents or agreements of the Facility Agent for which the Facility Agent requires the instructions or consent of some or all Subscribers and either the request requires an agreement to amend a Transaction Document or the request requires a Majority of Subscribers to seek credit approval to the requested waiver, consent or agreement.

10.4	General costs

The Parent must indemnify each Arranger, the Facility Agent, each Subscriber and each Subscriber Affiliate against, and must pay each such party on demand the amount of, all Taxes (other than Excluded Taxes) and reasonable out-of- pocket expenses incurred in connection with:

(a)	the negotiation, preparation, execution and registration of each Transaction Document; and

(b)	any amendment to, or consent, approval, waiver, discharge or release of or under any Transaction Document,

including legal expenses in all applicable jurisdictions on a full indemnity basis, travel costs, printing, telecommunications, stamp duties and other out-of-pocket expenses and expenses incurred in engaging consultants.

11.	FACILITY AGENT

11.1	Appointment of Facility Agent

(a)	Each Subscriber irrevocably appoints the Facility Agent to act as its agent, and as the agent of its Subscriber Affiliates from time to time, under this document, each Facility Agreement and each other Transaction Document under which the Facility Agent is expressed to act as agent of the Subscribers. The Facility Agent accepts this appointment.

(b)	The Facility Agent is authorised to:

(i)	perform the duties expressly imposed on it by any Transaction Document; and

(ii)	exercise the rights expressly given to it by any Transaction Document or by any instructions from a Majority of Subscribers or (where so specified) a Super-Majority of Subscribers or all the Subscribers, and any other rights that are reasonably incidental to any of them.

Subject to the other provisions of this clause, this authorisation may not be varied or withdrawn.

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(c)	The Facility Agent has no obligations in its capacity as agent for the Subscribers or any Subscriber Affiliates other than those expressly imposed on it by any Transaction Document.

11.2	Nature of relationship

(a)	The Facility Agent is not a fiduciary for any Subscriber or any Subscriber Affiliate in connection with any Transaction Document except as expressly provided in any Transaction Document.

(b)	The Facility Agent is not an agent of or fiduciary for the Parent or any Group Party.

11.3	Instructions from Majority of Subscribers

(a)	Subject to the other provisions of this clause, the Facility Agent:

(i)	is not obliged to consult with any Subscriber or Subscriber Affiliate before exercising a right (including giving a consent or approval or forming an opinion) under any Transaction Document except where this document provides otherwise;

(ii)	must act in accordance with any instructions of a Majority of Subscribers or, where a provision requires that the Facility Agent act on the instructions of a Super-Majority of Subscribers or of all the Subscribers, on the instructions of a Super-Majority of Subscribers or of all the Subscribers as appropriate; and

(iii)	must refrain from exercising a right vested in it in its capacity as agent under any Transaction Document if so instructed by a Majority of Subscribers,

except in relation to amounts due to it in its own right. Any instructions by a Majority of Subscribers are binding on all Subscribers and Subscriber Affiliates except where this document or a Facility Agreement provides that instructions must be provided by a Super-Majority of Subscribers or all the Subscribers.

(b)	The Facility Agent may refrain from exercising any right vested in it under any Transaction Document until it has received instructions from a Majority of Subscribers (or, where required, a Super-Majority of Subscribers or all the Subscribers) as to whether it is to be exercised and, if applicable, the way that it is to be exercised.

(c)	Subject to this document, where the Facility Agent has requested instructions from a Majority of Subscribers (or, where required, a Super-Majority of Subscribers or all the Subscribers), but has not received instructions within the period that it specified in the request (which period must be reasonable in the circumstances), the Facility Agent may (but is not obliged to) act as it considers to be in the best interests of all the Subscribers and Subscriber Affiliates. Any action taken by the Facility Agent under this paragraph binds all the Subscribers and Subscriber Affiliates. The Facility Agent must give a Subscriber on reasonable request details of any action taken under this paragraph.

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11.4	Information to Subscribers

The Facility Agent must:

(a)	promptly give a Subscriber on request a copy of each document that it receives under clause 2, at the expense of the Parent;

(b)	promptly send to a Subscriber any communication or document that it receives on behalf of that Subscriber; and

(c)	promptly give each Subscriber a copy or details of each material communication that it receives from or gives to the Parent or a Group Party under any Transaction Document in its capacity as Facility Agent.

Unless a Transaction Document specifically provides otherwise, the Facility Agent is not required to determine the accuracy or completeness of any document or copy that it receives, or that it gives to another party.

11.5	Events of Default

(a)	The Facility Agent is not under any obligation to monitor or enquire whether any party is in breach of its obligations under any Transaction Document.

(b)	The Facility Agent is not taken to have knowledge that an Event of Default, a Potential Event of Default or a Review Event has occurred unless:

(i)	the Facility Agent is aware that a payment due from a Group Party, and required by this document or a Facility Agreement to be paid to the Facility Agent, has not been made; or

(ii)	a Subscriber or a Group Party informs the Facility Agent that an Event of Default, a Potential Event of Default or a Review Event has occurred and gives it details of that event.

(c)	The Facility Agent must notify each Subscriber promptly if it is taken to have knowledge that an Event of Default, a Potential Event of Default or a Review Event has occurred.

11.6	Performance of obligations of Facility Agent

The Facility Agent may:

(a)	perform any of its obligations under any Transaction Document by or through its officers, employees or agents, and is not responsible for any default, negligence or misconduct of any agents selected by it with reasonable care;

(b)	obtain and pay for expert advice and services it thinks appropriate;

(c)	refrain from doing anything that would, or in its reasonable opinion might, contravene any applicable law or a directive or request (whether or not having the force of law) of a Government Agency or constitute a breach of trust or of any proper practice relating to secrecy or confidentiality;

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(d)	do anything that, in its reasonable opinion, is necessary to comply with any applicable law or a directive or request (whether or not having the force of law) of a Government Agency; and

(e)	refrain from exercising any right under a Transaction Document until it has been indemnified or secured to its reasonable satisfaction against all losses, liabilities, expenses (including legal expenses on a full indemnity basis and expenses incurred in engaging consultants) and Taxes (other than Excluded Taxes) that it would or might incur as a result of doing so.

11.7	Facility Agent may rely on certain matters

The Facility Agent may rely:

(a)	on any communication or document reasonably believed by it to be genuine, correct and properly signed;

(b)	as to matters of fact that might reasonably be expected to be within the knowledge of the Parent or another Group Party, on a certificate signed by an Authorised Representative of that entity; and

(c)	on any advice or statement of any expert, attorney or agent selected by it.

11.8	Facility Agent may assume certain matters

The Facility Agent may assume that any representation or statement made by a person in a Transaction Document remains true unless a Subscriber or a Group Party notifies it to the contrary.

11.9	Offices of Subscribers

The Facility Agent may assume that the Lending Office of each Subscriber or Subscriber Affiliate in relation to a Borrower and a Facility is that specified in the relevant Facility Agreement or in a valid notice of assignment or Substitution Certificate, unless it receives a notice specifying another Lending Office that complies with this document.

11.10	Identity of Subscribers

The Facility Agent may assume that each Subscriber or Subscriber Affiliate is the beneficial owner of its rights, and that each Subscriber is bound by its Commitments, under each Transaction Document, except to the extent that it receives a valid notice of assignment or Substitution Certificate from the relevant Subscriber.

11.11	Facility Agent not responsible for monitoring

(a)	Each Subscriber confirms that it:

(i)	has made its own appraisal and investigation of the business, financial condition, status and affairs of the Parent and the Group;

(ii)	is solely responsible for continuing that appraisal and investigation after the date of this document;

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(iii)	has entered into each Transaction Document to which it is a party without any inducement from the Facility Agent; and

(iv)	has made its own appraisal of its financial return under each Transaction Document.

(b)	Each Subscriber confirms that it and its Subscriber Affiliates have not relied, and will not rely, on the Facility Agent at any time to:

(i)	give it any information concerning the business, financial condition, status or affairs of the Parent and the Group;

(ii)	investigate the adequacy, accuracy or completeness of any information given by the Parent or a Group Member in connection with any Transaction Document (whether or not the information is given to that Subscriber by the Facility Agent); or

(iii)	assess or keep under review the business, financial condition, status or affairs of the Parent and the Group.

11.12	Disclosure of information concerning the Group

Subject to any applicable law, the Facility Agent may disclose to the Subscribers and their Subscriber Affiliates any information relating to the business, financial condition, status or affairs of the Parent and the Group that comes into its possession in its capacity as Facility Agent, but is not obliged to do so except to the extent that a Transaction Document expressly requires it to.

11.13	Group not concerned with authority of Facility Agent

A Group Party is not entitled to enquire whether any action by the Facility Agent has in fact been authorised by the Subscribers and, as between the Parent or any other Group Party and the Subscribers, any action taken by the Facility Agent concerning any Transaction Document is taken to be authorised by the Subscribers.

11.14	Receipts and business activities of Facility Agent

The Facility Agent may:

(a)	retain for its own benefit any amount received by it for its own account; and

(b)	accept deposits from, lend money or provide services to, and generally conduct any banking or other business with, any party to any Transaction Document and any person connected with any party to any Transaction Document without having to account to the Subscribers, their Subscriber Affiliates or any other person.

11.15	Facility Agent as Subscriber

If the Facility Agent is also a Subscriber, it has the same rights concerning its Commitments and Shares as any other Subscriber, and may exercise those rights as if it were not acting as the Facility Agent.

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11.16	Protection of Facility Agent

Neither the Facility Agent nor any of its officers, employees, agents or related bodies corporate is responsible to any Subscriber or Subscriber Affiliate for:

(a)	any recital, statement, representation or warranty contained in any Transaction Document, in any information memorandum or in any document or agreement referred to or provided for in, or received by it under, any Transaction Document;

(b)	the execution, validity, effectiveness or sufficiency of any Transaction Document or any document or agreement referred to or provided for in, or received by it under, any Transaction Document;

(c)	any failure by the Parent or another Group Party or any other person to perform its obligations under any Transaction Document; or

(d)	any action taken or not taken by it or them under any Transaction Document:

(i)	in accordance with any instructions from a Majority of Subscribers (or, where required, all the Subscribers); or

(ii)	in any other case, except to the extent of its wilful misconduct or gross negligence.

11.17	Facility Agent indemnified by Subscribers

(a)	Each Subscriber must severally indemnify the Facility Agent for its own account against, and must pay the Facility Agent on demand the amount of, its proportion (which equals the proportion that its Commitment bears to the Total Commitment) of all losses, liabilities, expenses (including legal expenses on a full indemnity basis and expenses incurred in engaging consultants) and Taxes (other than Excluded Taxes) that the Facility Agent properly incurs in connection with the performance or attempted performance of its functions as Facility Agent, except to the extent that they:

(i)	have been finally paid by the Parent under clause 10; or

(ii)	are incurred because of the Facility Agent’s wilful misconduct or gross negligence.

(b)	No payment by a Subscriber under this subclause affects the obligations of the Parent under clause 10. A payment by a Subscriber under this subclause constitutes a loan of that amount by that Subscriber to the Parent that:

(i)	accrues interest at the Default Rate for each Default Interest Period as if it were an unpaid amount under a Transaction Document; and

(ii)	must be repaid to the Facility Agent together with its accrued interest on demand for the account of that Subscriber.

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11.18	Change of Facility Agent

(a)	Subject to this subclause, the Facility Agent may resign as agent by giving at least 30 days’ notice to the Parent and the Subscribers.

(b)	Subject to this subclause, the Facility Agent may be removed as agent by notice from a Majority of Subscribers that:

(i)	is given with the consent of the Parent (which consent may not be unreasonably withheld or delayed); and

(ii)	takes effect at least 30 days after the date of receipt of the notice by the Facility Agent.

(c)	No resignation or removal under this subclause takes effect until a successor Facility Agent has been appointed either:

(i)	by a Majority of Subscribers with the consent of the Parent (which consent may not be unreasonably withheld or delayed); or

(ii)	where a Majority of Subscribers have not appointed a successor within 30 days of the date of receipt of the notice of resignation or removal, by the Facility Agent with the consent of the Parent (which consent may not be unreasonably withheld or delayed), and has accepted that appointment in a manner that binds it to perform the obligations of the Facility Agent under each Transaction Document.

(d)	The retiring Facility Agent, at its own cost, must give the successor Facility Agent any documents and assistance that it reasonably requests for performing its functions as Facility Agent under any Transaction Document.

(e)	On the appointment of a successor Facility Agent:

(i)	the successor Facility Agent succeeds to the position of the retiring Facility Agent;

(ii)	the retiring Facility Agent is discharged from any further obligations under any Transaction Document, but without affecting any accrued rights or obligations;

(iii)	the indemnities under any Transaction Document in favour of the retiring Facility Agent survive concerning matters occurring before the appointment of the successor Facility Agent, and the retiring Facility Agent continues to have the benefit of this clause; and

(iv)	the successor Facility Agent and the other parties to each Transaction Document have the same rights and obligations as if the successor Facility Agent had been a party to each Transaction Document in place of the Facility Agent.

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11.19	Dealings with Facility Agent

The Subscribers and their Subscriber Affiliates on the one hand, and the Group Parties on the other hand, must only deal with each other in relation to matters affecting the Transaction Documents through the Facility Agent in accordance with this document, except to the extent that a Transaction Document expressly provides otherwise.

11.20	Facility Agent may instruct Security Trustee

(a)	Each Subscriber agrees for the benefit of the Security Trustee that any instruction that the Facility Agent gives the Security Trustee in relation to the Security Trust Deed, the Debenture Trust Deed or any other Security Document will be taken, to the extent necessary, to have been given by a Majority of Subscribers, and that the Security Trustee may assume this to be the case without enquiry.

(b)	Each Subscriber acknowledges that the Facility Agent will hold the benefit of the promise in paragraph (a) on trust for the Security Trustee.

12.	REDISTRIBUTION OF PAYMENTS BETWEEN SUBSCRIBERS

12.1	Notice of direct receipts

A Subscriber must notify the Facility Agent promptly if it receives or recovers an amount payable under this document (including by exercising a banker’s lien or right of set-off or combination of accounts), setting out details of the receipt or recovery, unless the amount is:

(a)	received from the Facility Agent or the Security Trustee; or

(b)	paid by an assignee, transferee or subparticipant of the rights or obligations of that Subscriber.

12.2	Redistribution of excess payments

If:

(a)	a Subscriber must notify the Facility Agent under clause 12.1 of an amount that it has received or recovered; and

(b)	that amount would have been distributed among some or all of the Subscribers if it had been paid to the Facility Agent,

then:

(c)	that Subscriber must promptly pay that amount to the Facility Agent; and

(d)	the Facility Agent must distribute the amount received by it to the Subscribers in accordance with their entitlements.

12.3	Reimbursement following clawback

If:

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(a)	a Subscriber has made a payment to the Facility Agent under clause 12.2 in respect of an amount that it has received or recovered;

(b)	the Facility Agent has distributed that payment; and

(c)	that Subscriber is obliged to refund that amount under any law relating to bankruptcy, winding up or the protection of creditors,

then, on demand by that Subscriber through the Facility Agent, each other Subscriber must repay to the Facility Agent for the account of that Subscriber all, or the part corresponding to the proportion of the amount which that Subscriber is obliged to refund, of the amount distributed to it by the Facility Agent.

12.4	Borrowers remain liable

As between the Group Parties and a Subscriber, any amount that is:

(a)	paid by that Subscriber to the Facility Agent under clause 12.2; or

(b)	repaid by that Subscriber to the Facility Agent for the account of another Subscriber under clause 12.3,

is taken not to have been paid to that Subscriber, and the relevant Group Party must immediately pay the amount to the Facility Agent for the account of that Subscriber.

12.5	Failure of all Subscribers to join in litigation

A Subscriber may not share in an amount under clause 12.2 if the amount was recovered as a result of legal proceedings, and the Subscriber was asked by the Facility Agent to participate in those proceedings or to share the costs of those proceedings but did not do so.

12.6	Calculation of foreign currency amounts

If:

(a)	the Facility Agent considers in good faith that it is necessary for the purposes of any calculation under this document or a Facility Agreement that it calculate, for an amount in any currency, the equivalent in any other currency; and

(b)	this document or the relevant Facility Agreement does not specify a mechanism for calculating the equivalent,

the Facility Agent may do so using the Spot Rate on such day as it reasonably considers appropriate for that purpose.

13.	ASSIGNMENTS AND SUBSTITUTIONS

13.1	Assignment by Group Parties

(a)	Subject to paragraph (b), a Group Party may only assign any of its rights or transfer any of its obligations under any Transaction Document with the consent of the Facility Agent acting on the instructions of all the Subscribers.

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(b)	A Borrower (in this paragraph, the “Assignor”) may assign or transfer all (but not part) of its rights and obligations under this document and the Facility Agreements without the consent of the Facility Agent if:

(i)	the Assignor has disposed of all or substantially all its property, or all or substantially all of the shares in the Assignor have been disposed of, in accordance with clause 7.1 or is to be merged into another Group Member in accordance with clause 5.3(g);

(ii)	the assignee or transferee (in this paragraph, the “Assignee”) is:

(A)	a Wholly-Owned Subsidiary;

(B)	incorporated in the same jurisdiction as the Assignor; and

(C)	is a Group Security Provider and, in that capacity, has given such Securities and other documents and supporting material (such as legal opinions) as the Facility Agent (on the instructions of a Majority of Subscribers) requires; and

(iii)	the Parent, the Assignor, the Assignee and the Facility Agent have executed such documents and taken such other steps as the Facility Agent (on the instructions of a Majority of Subscribers) considers necessary or desirable in order to give full effect to the assignment or transfer, and the Facility Agent has been provided with such other documents and supporting material (such as legal opinions) as the Facility Agent requires in connection with the assignment or transfer.

(c)	Each Group Party (other than the Assignor) irrevocably authorises the Parent to execute on its behalf any document that the Facility Agent requires under paragraph (b)(iii).

(d)	Each Subscriber and each Arranger irrevocably authorises the Facility Agent to execute on its behalf any document that the Facility Agent requires under paragraph (b)(iii).

(e)	The Parent must indemnify each party other than a Group Party against, and must pay on demand the amount of, all losses, liabilities, expenses and Taxes incurred in connection with any assignment or transfer under this subclause, including legal expenses in all applicable jurisdictions on a full indemnity basis.

(f)	If, as a result of an assignment or transfer under this subclause:

(i)	a Subscriber or a related body corporate of a Subscriber is subjected to any Tax (other than an Excluded Tax) relating to any Transaction Document;

(ii)	the basis of taxation of any payment due or to become due to a Subscriber or a related body corporate of a Subscriber relating to any Transaction Document (other than in relation to Excluded Tax) is changed;

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(iii)	any liquidity reserve or prudential requirement is imposed, modified or deemed applicable, or a Subscriber or any related body corporate of a Subscriber is required to make any special deposit against or in relation to any assets or liabilities (actual or contingent) of, deposits with or for the account of, or loans by, that Subscriber or a related body corporate of that Subscriber; or

(iv)	a Subscriber or any related body corporate of a Subscriber becomes subject to any other condition affecting any Transaction Document,

and this has a result (direct or indirect) described in clause 9.1(a)(ii), then clause 9.1 applies as if the assignment or transfer were a “Regulatory Change” for the purposes of that clause.

13.2	Assignment by Subscriber

A Subscriber may assign any or all of its rights (including the rights of a Subscriber Affiliate) under any Transaction Document:

(a)	to a related entity, another Subscriber or a securitisation vehicle, without the consent of any party to any Transaction Document; and

(b)	in any other case, only with the Parent’s consent (which may not be unreasonably withheld or delayed).

13.3	Substitution by Subscriber

(a)	A Subscriber may transfer by novation any of its rights and obligations under the Transaction Documents to a financial institution if:

(i)	the novation is made in accordance with clauses 13.3 and 13.4;

(ii)	it gives the Facility Agent at least 5 Business Days’ notice (or any shorter notice approved by the Facility Agent) of its intention to do so;

(iii)	the transfer:

(A)	is to a related entity, another Subscriber or a securitisation vehicle that is managed by the Retiring Subscriber or one of its related entities; or

(B)	has the Parent’s consent (which may not be unreasonably withheld or delayed);

(iv)	(A) the relevant Commitment of each of the Retiring Subscriber and the New Subscriber will be AUD20,000,000, or an integral multiple of AUD2,000,000 that is greater than that amount, immediately after the transfer; or

(B)	the transfer is of the whole of a Commitment of the Retiring Subscriber;

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(v)	it transfers to the New Subscriber all or the relevant part of its interest in the Debenture which corresponds with the amount of its Commitment which is transferred, such transfer of all or the relevant part of its interest in the Debenture to be effected in accordance with the Debenture Trust Deed and on the terms and conditions set out in the Master Debenture, or in such other manner as the Security Trustee approves;

(vi)	the transfer does not take effect while a Drawdown Notice, Rollover Notice or Switching Notice is current (except with the consent of the Facility Agent); and

(vii)	the New Subscriber holds all Authorisations that are necessary or desirable in connection with the transfer.

(b)	The Parent is taken to have consented to a transfer under paragraph (a)(iii)(B) if it does not object to the transfer within 10 Business Days of being notified of it.

(c)	If a Retiring Subscriber proposes a transfer of a Commitment, and its Share of some outstanding Funding Portions has been provided by a Subscriber Affiliate of the Retiring Subscriber, the Retiring Subscriber must ensure that its Subscriber Affiliate is bound by the relevant Substitution Certificate.

(d)	To the extent that it is able to do so, a New Subscriber must nominate a Lending Office for each Borrower that is located in the same jurisdiction as that Borrower (or, in the case of a Borrower in Germany, a Lending Office that is based in a member state of the European Union).

13.4	Procedure for substitution

(a)	A Retiring Subscriber may arrange to novate a New Subscriber for itself and its Subscriber Affiliates in respect of all or part of a Commitment, the corresponding proportion of its Share of each relevant Funding Portion and interest in the Debentures which correspond with the amount of the commitment to be transferred and related rights and obligations under the Transaction Documents, by delivering to the Facility Agent 4 counterparts of a Substitution Certificate executed by the Retiring Subscriber and by the proposed New Subscriber in the Australian Capital Territory or outside Australia.

(b)	Each party to this document (other than the Retiring Subscriber and the proposed New Subscriber and their respective Subscriber Affiliates) irrevocably authorises the Facility Agent to execute:

(i)	a Substitution Certificate delivered under paragraph (a) in the Australian Capital Territory or outside Australia;

(ii)	any other document, and to do anything else, that the Facility Agent believes is necessary or desirable to make the substitution,

on its behalf and on behalf of its Subscriber Affiliates.

(c)	After receiving a Substitution Certificate under paragraph (a), the Facility Agent (subject to clause 13.3(a)) must:

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(i)	countersign the counterparts on behalf of all the other parties to this document and any Subscriber Affiliates (except the Retiring Subscriber and the proposed New Subscriber and their respective Subscriber Affiliates) in the Australian Capital Territory or outside Australia; and

(ii)	retain 1 counterpart and deliver the others to the Retiring Subscriber, the proposed New Subscriber and the Parent.

(d)	If the Facility Agent countersigns counterparts of a Substitution Certificate as contemplated by paragraph (c) then, on the “Substitution Date” referred to in the Substitution Certificate:

(i)	the New Subscriber is substituted by novation for the Retiring Subscriber and its Subscriber Affiliates in relation to the Commitment (or part, as appropriate) of the Retiring Subscriber as specified in the Substitution Certificate, and the New Subscriber and its Subscriber Affiliates are substituted by novation for the Retiring Subscriber and its Subscriber Affiliates in relation to the corresponding proportion of the Retiring Subscriber’s Share of each relevant Funding Portion as specified in the Substitution Certificate, and to the related rights and obligations;

(ii)	the Retiring Subscriber and its Subscriber Affiliates are released from the obligations to which the New Subscriber is novated; and

(iii)	if the substitution is not part of the primary general syndication of the Facilities, the New Subscriber must pay the Facility Agent (for its own account) a fee of AUD4,000.

     13.5 Consequences of substitution

(a)	If a Retiring Subscriber has arranged a novation in accordance with this clause:

(i)	references in each Transaction Document to the Retiring Subscriber and its Subscriber Affiliates as a “Subscriber” are to be taken as references to:

(A)	the Retiring Subscriber and the New Subscriber (and, as appropriate, to their respective Subscriber Affiliates), in each case to the extent of their Commitments and their Shares of outstanding Funding Portions and corresponding interest in Debentures and the related rights and obligations; or

(B)	where the Retiring Subscriber and its Subscriber Affiliates have no further right or Commitment and no further Share in any outstanding Funding Portions, to the New Subscriber (and, as appropriate, its Subscriber Affiliates); and

(ii)	all agreements, representations and warranties made in each Transaction Document survive any novation made under this clause, and take effect for the benefit of the New Subscriber and the Retiring Subscriber (and their respective Subscriber Affiliates) to the extent of

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their respective Commitments and Shares of outstanding Funding Portions and corresponding interest in Debentures and related rights and obligations,

with effect from the “Substitution Date” referred to in the Substitution Certificate.

(b)	The Retiring Subscriber and its Subscriber Affiliates are not responsible to the New Subscriber and its Subscriber Affiliates for the performance by the Parent, any other Group Party or any other person of any obligation under any Transaction Document.

13.6	Subparticipation

Despite any other provision of this document a Subscriber may:

(a)	subcontract any of its obligations; or

(b)	enter into subparticipation or derivative arrangements relating to any of its rights and obligations or those of its Subscriber Affiliates,

without the consent of, or giving notice to, any person. However, the Subscriber or Subscriber Affiliate remains liable for the performance of those obligations as if it had not done so.

13.7	No deductions and withholdings or increased costs in certain circumstances

(a)	Subject to paragraph (b), if:

(i)	a Subscriber assigns or transfers any of its rights or obligations (or those of a Subscriber Affiliate) under the Transaction Documents or changes a Lending Office;

(ii)	the Parent or a Borrower is later required to make a payment under clause 3.6 or 9.1; and

(iii)	the aggregate amount that the Group is obliged to pay to that Subscriber (in the case of a change of Lending Office) or to its assignee or transferee (in the case of an assignment, transfer or substitution) is greater that the aggregate amount that the Group would have been obliged to pay to that Subscriber under the relevant clause if the assignment, transfer, substitution or change had not occurred, the Parent or the Borrower is not obliged to pay that excess if the Subscriber (or the assignee or substitute, where relevant) knew or ought reasonably to have known at the time of the assignment, substitution or change that the assignment, substitution or change would increase the aggregate amount for which the Parent or the Borrower was liable under that clause.

(b)	Paragraph (a) does not apply in relation to a substitution that is made as part of the primary syndication of the Facilities on or before the date which is 90 days after the date of commencement of general syndication as notified by the Lead Arranger

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and Underwriter to the Parent(or such later date as the Parent and the Arrangers agree).

13.8	Subscriber to bear costs

A Subscriber that makes an assignment, substitution or subparticipation as contemplated by this clause (other than as part of the primary syndication of the Facilities on or before the date which is 90 days after the date of commencement of general syndication, as notified by the Lead Arranger and Underwriter to the Parent (or such later date as the Parent and the Arrangers agree)) must indemnify the Parent for any costs that a Group Party incurs in relation to the process of making the assignment, substitution or subparticipation.

13.9	Reduction of Commitments

If a transfer by novation is made by a Subscriber in accordance with clauses 13.3 and 13.4;

(a)	the Commitment and Face Value Amount of the Debenture held by the Retiring Subscriber is reduced by the amount of the Commitment assumed by the New Subscriber;

(b)	the Commitment of the New Subscriber is the amount it assumes;

(c)	a new schedule 2 must be prepared by the Facility Agent and distributed to each of the Borrowers and the Subscribers setting out the names, addresses and Commitments of the Subscribers in effect from the date of the transfer;

(d)	the Security Trustee must amend the Register to reflect each transfer and the Debentures held by the Retiring Subscriber and the New Subscriber after giving effect to the transfer and including the changes to the Face Value Amounts and the Paid Up Amounts of those Debentures, all in accordance with the Debenture Trust Deed.

14.	FACILITY AGENT TO HOLD DEBENTURE STOCK FOR SUBSCRIBERS AND OTHERS

14.1	Undertaking to pay Facility Agent

(a)	Without limiting any other provision of this document or a Facility Agreement but subject to paragraph (b), the Parent undertakes as a primary obligation to pay to the Facility Agent an amount equal to each amount (in this clause, an “Underlying Amount”) that it or a Borrower is liable to pay to the Facility Agent, an Arranger, a Subscriber or a Subscriber Affiliate from time to time under this document, a Facility Agreement or a Treasury Transaction with a Subscriber or Subscriber Affiliate (whether or not it remains a Subscriber or Subscriber Affiliate) (in this clause 14, a “Swap Counterparty”), at the time and in the currency at and in which the Underlying Amount is so payable.

(b)	The undertaking in paragraph (a) will be taken to be satisfied in relation to an Underlying Amount if that Underlying Amount is actually and irrevocably paid in accordance with the terms for its payment.

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14.2	Obligations to rank as Priority 1 Debenture Stockholder’s Debt

The Parent acknowledges that it is a condition to any Funding Portion being drawn that:

(a)	the Parent issue Priority 1 Debenture Stock (as defined in the Security Trust Deed) to the Facility Agent; and

(b)	the Parent nominate this document and the Facility Agreements as “Priority 1 Transaction Documents” for the purposes of the Security Trust Deed.

14.3	Facility Agent to hold payment undertaking and Debenture Stock on trust

(a)	The Facility Agent declares that it holds the benefit of the Parent’s undertaking in clause 14.1, together with the Priority 1 Debenture Stock that is issued to it as contemplated by clause 14.2, on trust for itself, the Arrangers, the Subscribers, their Subscriber Affiliates and the Swap Counterparties from time to time.

(b)	The trust established under paragraph (a) commences on the date of this document and ends (unless it is terminated earlier by the Facility Agent with the consent of all Subscribers and of all Swap Counterparties of which it is notified under paragraph (c)) on the day before the 21st anniversary of the date of this document.

(c)	Each Subscriber must notify the Facility Agent if it or a Subscriber Affiliate enters into a Treasury Transaction with the Parent or a Borrower, giving the Facility Agent sufficient details of the transaction to enable it to manage its rights and obligations under this clause.

14.4	Waiver of annual security updates

The Facility Agent will direct the Security Trustee in accordance with clause 3.3 of the Security Trust Deed to waive the requirement that the Parent comply with its obligations under the last sentence of clause 3.22 of the Security Trust Deed during the term of this document. The Facility Agent may however require the Parent to produce an opinion of counsel of the type referred to in the last sentence of clause 3.22 of the Security Trust Deed in relation to a particular jurisdiction at any time if it reasonably considers it necessary to do so.

15.	CONFIDENTIALITY

15.1	General

Subject to clause 15.2, a party must not disclose any information concerning the contents of, or the transactions contemplated by, any Transaction Document to any person who is not a party, except to the extent that:

(a)	(permitted by documents) the disclosure is expressly permitted by a Transaction Document;

(b)	(Bid Documents) any disclosure is made in the Bid Documents or in any offer document for High Yield Notes, New High Yield Notes or Capital Notes;

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(c)	(consent) the Parent and the Facility Agent consent to the disclosure (such consent not to be unreasonably withheld);

(d)	(public domain) the information is already in the public domain, unless it entered the public domain because of a breach of confidentiality by the party;

(e)	(employees and advisers) the disclosure is made on a confidential basis to the party’s officers, employees, agents, financiers or professional advisers, and is necessary for the party’s business;

(f)	(comply with laws) the disclosure is necessary to comply with any applicable law, or regulation, the ASX listing rules, the US Securities and Exchange Commission or any direction of any Government Agency or regulatory body, or an order of a court or tribunal;

(g)	(comply with directives) the disclosure is necessary to comply with a directive or request of any Government Agency or stock exchange (whether or not having the force of law) so long as a responsible person in a similar position would comply;

(h)	(obtain Authorisations) the disclosure is necessary or desirable to obtain an Authorisation from any Government Agency or stock exchange; or

(i)	(discovery and litigation) the disclosure is necessary or desirable in relation to any discovery of documents, or any proceedings before a court, tribunal, other Government Agency or stock exchange.

15.2	Disclosure to assignees or substitutes

(a)	Subject to paragraph (b), a Subscriber may:

(i)	disclose to a Subscriber Affiliate, a proposed assignee or substitute under clause 13, or any other person who proposes to enter into contractual relations with a Subscriber in relation to any Transaction Document, any information about the Group which that Subscriber considers appropriate; and

(ii)	give a copy of any Transaction Document to a proposed assignee or substitute under clause 13 or any other person described in paragraph (a)(i).

(b)	Any disclosure made under paragraph (a) may only be made if the person to whom the information or document is disclosed undertakes for the benefit of the Parent to keep that information or document confidential as required by clause 15.1.

16.	NOTICES

16.1	How to give a notice

A notice, consent or other communication under this document or either Facility Agreement is only effective if it is:

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(a)	in writing, signed by or on behalf of the person giving it;

(b)	addressed to the person to whom it is to be given; and

(c)	either:

(i)	delivered or sent by pre-paid mail (by airmail, if the addressee is overseas) to that person’s address; or

(ii)	sent by fax to that person’s fax number and the machine from which it is sent produces a report that states that it was sent in full.

16.2	When a notice is given

A notice, consent or other communication that complies with this clause is regarded as given and received:

(a)	if it is delivered or sent by fax:

(i)	by 5.00 pm (local time in the place of receipt) on a Business Day — on that day; or

(ii)	after 5.00 pm (local time in the place of receipt) on a Business Day, or on a day that is not a Business Day — on the next Business Day; and

(b)	if it is sent by mail — on actual receipt.

16.3	Address for notices

A person’s address and fax number are those set out below, or as the person notifies the sender:

Each Group Member

Address:	c/- Burns, Philp & Company Limited
Level 23
56 Pitt Street
SYDNEY NSW 2000
Fax number:	(612) 9247 3272
Attention:	Helen Golding, Company Secretary and General Counsel

Lead Arranger and Underwriter

Address:	Level 27
101 Collins Street
MELBOURNE VIC 3000
Fax number:	(613) 9280 1890
Attention:	Michael Tierney, Director

Co-Lead Arrangers and Underwriters BOS International (Australia) Limited

Address:	Level 11
50 Carrington Street

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Sydney NSW 2000

Fax number:	(02) 9248 2199
Attention:	Stephen Pollock

     Credit Agricole Indosuez Australia Limited

Address:	Level 2
Grosvenor Place
225 George Street
Sydney NSW 2000
Fax number:	(61 2) 9252 4691
Attention:	Michael Johnston

Facility Agent

Address:	Level 27
101 Collins Street
MELBOURNE VIC 3000
Fax number:	(613) 9653 3444
Attention:	Malcolm White — Facility Agent

Subscribers

As set out in schedule 2 or a Substitution Certificate, as appropriate. 16.4 Reliance on notices

The Facility Agent may rely without enquiry on a notice, consent or other communication that appears on its face to have been given by the Parent, a Group Party or an Authorised Representative of the Parent or a Group Party. The Parent and each other Group Party is bound by any such notice, consent or other communication.

17.	AMENDMENTS AND WAIVERS

17.1	Agreement of Facility Agent

(a)	Subject to the other provisions of this clause, the Facility Agent and the Parent may amend, supplement, replace or novate a Transaction Document, and the Facility Agent may waive an obligation of a Group Party under a Transaction Document, in writing. The Facility Agent may execute an amendment, supplement, replacement, novation or waiver on behalf of all Subscribers and Subscriber Affiliates. The Parent may execute an amendment, supplement, replacement, novation or waiver on behalf of all Group Parties.

(b)	The Facility Agent must promptly notify each Subscriber if a Transaction Document is amended, supplemented, replaced or novated, or an obligation of a Group Party is waived, under paragraph (a).

17.2	Agreement of Majority of Subscribers

The Facility Agent may only execute an amendment, supplement, replacement, novation or waiver of a Transaction Document, other than:

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(a)	to effect matters of a formal, minor or technical nature; or

(b)	to correct a manifest error,

with the consent of a Majority of Subscribers.

17.3	Agreement of all Subscribers

The Facility Agent may only execute an amendment, supplement, replacement, novation or waiver that:

(a)	relates to the definition of “Majority of Subscribers” in clause 1.1;

(b)	extends the date for, decreases the amount of, or changes the currency of, any payment under a Transaction Document;

(c)	increases a Subscriber’s Commitment;

(d)	waives a payment default;

(e)	releases a Security where this is not otherwise permitted by this document;

(f)	changes any Interest Rate (as defined in a Facility Agreement);

(g)	relates to this clause or to clause 12; or

(h)	relates to a provision that provides expressly that it may only be amended, supplemented, replaced, novated or waived with the consent of all the Subscribers,

with the consent of all the Subscribers.

17.4	Waiver generally

Without limiting clauses 17.1 to 17.3, a right may only be waived in writing, and:

(a)	no other conduct (including a failure to exercise, or delay in exercising, the right) operates as a waiver of the right or otherwise prevents the exercise of the right;

(b)	a waiver of a right on one or more occasions does not operate as a waiver of that right if it arises again; and

(c)	the exercise of a right does not prevent any further exercise of that right or of any other right.

18.	GENERAL

18.1	Governing law

(a)	Each New Transaction Document is governed by the law in force in New South Wales.

(b)	Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction in New South Wales, and any court that may hear appeals from any of

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those courts, for any proceedings in connection with any Transaction Document, and waives any right it might have to claim that those courts are an inconvenient forum.

(c)	Each Group Party appoints the Parent as its agent to receive service of process for any proceedings in connection with any Transaction Document. Each Group Party undertakes to maintain this appointment until all amounts actually or contingently owing under any Transaction Document have been fully and irrevocably paid, and agrees that any process served on the Parent is taken to be served on it.

18.2	Waiver of immunity

To the extent that a Group Party can claim immunity in any jurisdiction for itself or its property from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process, or to the extent that any such immunity may be attributed to a Group Party or its property in any jurisdiction (whether or not it claims that immunity), that Group Party irrevocably waives that immunity and agrees not to claim it to the full extent permitted by the laws of that jurisdiction in respect of any liability or litigation that arises (directly or indirectly) out of, under or in connection with this document or any other Transaction Document. Without limiting this, each Group Party agrees that the waiver of immunity in the previous sentence is to have effect under, and to be construed in accordance with, the Foreign Sovereign Immunities Act of 1976 of the United States of America in any proceedings taken in any jurisdiction to which that Act applies.

18.3	Waiver of jury trial

Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this document or any other Transaction Document. Each party:

(a)	certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver; and

(b)	acknowledges that it and the other parties to this document have been induced to enter into this document and the other Transaction Documents, as applicable, by, among other things, the mutual waivers and certifications in this subclause.

18.4	Liability for Taxes and expenses

The Parent must indemnify each Arranger and the Facility Agent against, and must pay each such party on demand the amount of, all Taxes (other than Excluded Taxes) and reasonable expenses incurred in connection with:

(a)	the negotiation, preparation, execution, stamping and registration of each Transaction Document and the syndication of the Facilities (to the extent required by law or approved by the Parent);

(b)	the transactions that each Transaction Document contemplates; and

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(c)	any amendment to, or any consent, approval, waiver, release or discharge of or under, any Transaction Document,

including legal expenses in all applicable jurisdictions on a full indemnity basis, travel costs, printing, telecommunications, stamp duties and other out-of-pocket expenses, and expenses incurred in engaging consultants. This indemnity applies whether or not a Funding Portion is ever requested or made.

18.5	Giving effect to the Transaction Documents

Each Group Party must do anything (including execute any document), and must ensure that its employees and agents do anything (including execute any document), that the Facility Agent may reasonably require to give full effect to each Transaction Document.

18.6	Operation of the Transaction Documents

(a)	Any right that the Facility Agent, an Arranger, a Subscriber or a Subscriber Affiliate may have under the Transaction Documents is in addition to, and does not replace or limit, any other right that it may have.

(b)	Any provision of a Transaction Document which is unenforceable or partly unenforceable is, where possible, to be severed to the extent necessary to make the Transaction Document enforceable, unless this would materially change the intended effect of the Transaction Document.

18.7	Operation of indemnities

(a)	Each indemnity in a Transaction Document survives the expiry or termination of any Transaction Document.

(b)	A party may recover a payment under an indemnity in a Transaction Document before it makes the payment in respect of which the indemnity is given.

18.8	Consents

Where a Transaction Document contemplates that a party may agree or consent to something (however it is described), that party may:

(a)	agree or consent, or not agree or consent, in its absolute discretion; and

(b)	agree or consent subject to conditions,

unless the Transaction Document expressly contemplates otherwise.

18.9	Statements by the Facility Agent

A statement by an Authorised Representative of the Facility Agent on any matter relating to any Transaction Document (including any amount owing by a Group Party) is conclusive unless clearly wrong on its face.

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18.10	Set-off

If an Event of Default occurs, each Subscriber or Subscriber Affiliate, without notice to any Group Party, may combine any account that any Group Party holds with it with, or set off any amount that is or may become owing by it or any related body corporate to any Group Party against, any amount owing by the Group Party to the Subscriber or Subscriber Affiliate under any Transaction Document. For this purpose the Facility Agent, each Subscriber and each Subscriber Affiliate may:

(a)	change the terms (including the repayment date) of any account or other payment obligation between the parties;

(b)	convert amounts into different currencies in accordance with its usual practice; and

(c)	do anything (including execute any document) in the name of any Group Party that it considers necessary or desirable.

This subclause overrides any other document or agreement to the contrary.

18.11	No merger

Nothing in a Transaction Document merges with any other Security Interest, or any Guarantee, judgment or other right or remedy, that the Facility Agent, an Arranger, a Subscriber or a Subscriber Affiliate may hold at any time.

18.12	Exclusion of contrary legislation

Any legislation that adversely affects an obligation of a Group Party, or the exercise by the Facility Agent, an Arranger, a Subscriber or a Subscriber Affiliate of a right or remedy, under or relating to a Transaction Document is excluded to the full extent permitted by law.

18.13	Counterparts

Each New Transaction Document may be executed in counterparts.

18.14	Attorneys

Each person who executes this document on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

18.15	Parties

Each person who is expressed to be a party to this document is not bound by the terms of this document until that party executes this document.

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SCHEDULE 1

BORROWERS

Jurisdiction of
Name of Borrower	Address	incorporation
Burns Philp Treasury (Australia) Limited ACN 003 731 986	Level 23 56 Pitt Street	Australia
SYDNEY NSW 2000
AUSTRALIA

Burns Philp Deutschland GmbH (Registered No. HRB 65911)	Wandsbeker Zollstrasse 59 22041 HAMBURG	Germany
GERMANY

Burns Philp Inc. (Fed 10#22-272392)	c/- The Corporation Trust Company	USA
County of New Castle
1209 Orange Street
WILMINGTON DE 19801
UNITED STATES OF AMERICA

Burns Philp (New Zealand) Limited (AK 112484)	54 Ponsonby Road AUCKLAND NEW ZEALAND	New Zealand

Burns Philp Food Limited	31 Arlie Street Lasalle	Canada
QUEBEC H8R1Z8
CANADA

BPC1 Pty Limited ACN 101 665 918	Level 23 56 Pitt Street	Australia
SYDNEY NSW 2000
AUSTRALIA

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SCHEDULE 2

INITIAL SUBSCRIBERS

Name	Notice details
Credit Suisse First Boston, Melbourne Branch	Level 27
ABN 17 061 700 712	101 Collins Street
MELBOURNE VIC 3000
Attention: Malcolm White

BOS International (Australia) Limited	Level 11
ABN 23 066 601 250	50 Carrington Street
SYDNEY NSW 2000
Attention: Stephen Pollock

Credit Agricole Indosuez Australia Limited	Level 22
ABN 32 002 540 409	Grosvenor Place
225 George Street
SYDNEY NSW 2000
Attention: Michael Johnston

NEW SUBSCRIBERS

Name	Notice details
Australia and New Zealand Banking Group Limited	Level 1
ABN 11 005 357 522	20 Martin Place
SYDNEY NSW 2000
Attention: Sanjeshni Singh

Bank of Western Australia Limited	Level 7
ACN 050 494 454	Grosvenor Place
225 George Street
SYDNEY NSW 2000
Attention: Frik Dreyer
Bayerische Hypo-Und Vereinsbank AG, Singapore	30 Cecil Street #26-01
Branch	Prudential Tower
SINGAPORE 049712
Attention: Mr Sheldon Wong / Mr Geoffrey Green / Ms Tan Liang Sze /Ms Karen Yap

BNP Paribas	60 Castlereagh Street
ARBN 000 000 017	SYDNEY NSW 2000
Attention: Director, Corporate Banking and Manager, Corporate Operations respectively

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Name	Notice details
Commonwealth Bank of Australia	Level 5
ABN 48 123 123 124	120 Pitt Street
SYDNEY NSW 2000
Attention: Scott Wilson

Crédit Industriel et Commercial, Singapore Branch	9 Raffles Place
#23-01/02 Republic Plaza
Singapore 048619
Attention: Kiang Kin Ngoh

National Australia Bank Limited	Level 24
ABN 12 004 004 937	255 George Street
SYDNEY NSW 2000
Attention: Sebastian
Paphitis — Manager

Rabo Australia Limited	Level 7
ABN 39 060 452 217	Rabobank House
115 Pitt Street
SYDNEY NSW 2000
Attention: Brett Agg

SG Australia Limited	Level 21
ABN 72 002 093 021	400 George Street
SYDNEY NSW 2000
Attention: Michael Lang

United Overseas Bank Limited, Sydney Branch	Level 9
ABN 56 060 785 284	32 Martin Place
SYDNEY NSW 2000
Attention: Mrs Margaret Chua

WestLB AG, Sydney Branch	Credit Matters
ABN 70 076 170 039

Level 29
60 Margaret Street
SYDNEY NSW 2000
Attention Stewart Bubb/Horst
Kleinecke

Administrative Matters

Level 29
60 Margaret Street
SYDNEY NSW 2000
Attention: Joe Champion/Rosetta Pelle

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SCHEDULE 3-1

CONDITIONS PRECEDENT

PART A — CONDITIONS PRECEDENT TO DELIVERY OF FIRST DRAWDOWN NOTICE

1.	A certificate in respect of each Group Party that is to execute a New Transaction Document (other than a Supplemental Security), dated no earlier than the fifth Business Day before the date of the first Drawdown Notice, substantially in the form of schedule 3-2, with the attachments listed in the certificate.

2.	A copy of each Authorisation that is necessary or desirable for any Group Party to enable it to enter into the New Transaction Documents (other than a Supplemental Security).

3.	A certificate of currency from a reputable insurance broker in relation to the Group’s global insurance policies, together with a report from that insurance broker confirming that those policies comply with clause 5.1(j).

4.	A copy of the current Agreed Hedging Program.

5.	Evidence that the commitments of each lender under the term loan facility agreement dated 2 August 2001 and the revolving loan facility agreement dated 2 August 2001 between the Parent, the Facility Agent and others will be fully cancelled and all moneys actually or contingently owing to each lender under those agreements (other than in respect of Existing Treasury Transactions) will be fully repaid on and from the Funding Portions on the first Drawdown Date under the Facility Agreements and that those agreements will cease to be transaction documents for the purposes of the Security Trust Deed and the debenture stock issued for the benefit of those lenders redeemed and cancelled.

6.	A certified copy of the Bid Documents.

7.	Receipt by the Parent of an amount of not less than AUD 50,000,017.80 from the exercise of 250,000,089 options to acquire shares in the Parent.

8.	Evidence that:

(a)

(i)	BPC1 has a relevant interest in at least 90% (by number) (disregarding any relevant interests that BPC1 has in Goodman shares merely because of the operation of section 608(3) of the Corporations Act)of the ordinary shares in Goodman; and

(ii)	BPC1 has acquired for at least 75% (by number) of the Goodman shares that BPC1 offered to acquire under the Offer (whether the acquisitions happened under the Offer or otherwise);

(b)	any approvals or consents that are required by law, or by any public authority, as are necessary to permit:

(i)	the Offer to be lawfully made to and accepted by Goodman’s shareholders; and

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(ii)	the Transactions,

have been granted, given, made or obtained on an unconditional basis, and remain in full force and effect in all respects, and have not become subject to any notice, intimation or indication of intention to revoke, suspend, restrict, modify or not renew the same.

9.	Evidence that the Offer has not been amended or varied (other than the waiver of the 90% minimum acceptance condition) since first issue of the Offer without the prior written consent of the Facility Agent acting on the instructions of the Super-Majority of Subscribers (such consent is not required unless the amendment or variation would result in:

(a)	the bid price for each share in Goodman under the Offer being an amount which, when multiplied by the aggregate number of all shares being bid for by BPC1, would exceed the Total Commitment, the total commitment of the Term B Facility Agreement and the Capital Notes Bridge Facility Agreement and the other sources of funding (other than the Revolving Facility Agreement) to enable the acquisition of all of the shares in Goodman; or

(b)	any condition of the Offer that is also a condition to borrowing under the Term B Facility Agreement or the Capital Notes Bridge Facility Agreement, being waived),

and without limiting item 8 of Part A of this Schedule 3-1, no consent of the Facility Agent (acting on the instructions of the Super-Majority of Subscribers) is required for BPC1 to drop its condition of the Offer with respect to having a relevant interest in at least 90% (by number) (disregarding any relevant interests that BPC1 has in Goodman shares merely because of the operation of section 608(3) of the Corporations Act) of the ordinary shares in Goodman.

10.	The Group has not, before it acquires all of the issued shares in Goodman consented to, approved or agreed to the payment or declaration of any dividends by Goodman or the making of any distributions by Goodman to its shareholders without the prior written consent of the Facility Agent acting on the instructions of the Super-Majority of Subscribers.

11.	Evidence that on the first Drawdown Date, all of the shares in Goodman that have been acquired by BPC1 by the first Drawdown Date will have been transferred to a sponsored holding of which Credit Suisse First Boston Australia Equities Limited is the controlling participant pursuant to and as those later terms are defined in the Sponsorship Deed.

12.	A Group Structure Chart.

13.	Compliance with and satisfaction or waiver by BPC1 of the bid conditions set out in the Bid Documents and satisfaction or waiver of the conditions precedent set out in the Term B Facility Agreement and the Capital Notes Bridge Facility Agreement such that the Parent and its Subsidiaries shall have borrowed or issued notes or be entitled to borrow or issue notes under those agreements, as the case may be, in aggregate amounts when combined with the proceeds of the Facilities and other sources of funds, are sufficient to finance the consummation of the Transactions.

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14.	Evidence that after giving pro forma effect to the acquisition of Goodman and the financing of the acquisition (including with respect to any reduction in the amount of any senior debt to be used to finance the Transactions) on the first Drawdown Date:

(a)	the ratio of Total Debt to pro forma consolidated adjusted LTM EBITDA shall not exceed 4.5 to 1.00; and

(b)	the ratio of consolidated senior debt (being Total Debt less any component of Total Debt which is subordinated to the liabilities owed to the Subscribers under the Transaction Documents) to pro forma consolidated adjusted LTM EBITDA shall not exceed 3.00 to 1.00.

15.	Receipt of:

(a)	audited, consolidated balance sheets and related statements of income, stockholder’s equity and cash flow of the Parent for the 2000, 2001 and 2002 fiscal years; and

(b)	unaudited, consolidated balance sheet and related statements of income, stockholders equity and cash flows of the Parent for:

(i)	each subsequent fiscal quarter ended 45 days before the first Drawdown Date; and

(ii)	each fiscal month after the most recent 2003 fiscal quarter for which financial statements were received as described above and ended 30 days before the first Drawdown Date; and

(c)	pro forma consolidated balance sheets and related pro forma consolidated statements of income, and cashflows of the Group as of and for the 12 months ended 30 June 2002 and 31 December 2002, prepared after giving effect to the Transactions as if the Transactions had occurred as of such dates (in the case of each such balance sheet) or at the beginning of such periods (in the case of such other financial statements).

16.	Evidence that there is no litigation, governmental, administrative or judicial action, actual or threatened, that could reasonably be expected to restrain, or prevent the Transactions or the other transactions contemplated thereby (other than a determination by the Australian Securities and Investments Commission or the Takeovers Panel in exercise of the powers and discretions conferred by Chapter 6 of the Corporations Act 2001 (Cth)).

17.	Evidence that the Parent has not acquired any business or any shares in any other company (other than acquisitions by the Parent which the Facility Agent is aware of and including for the avoidance of doubt, the acquisition of the Fleischmann business unit from Kraft Foods International Inc) until the earlier of:

(a)	the date the Parent acquires all of the shares in Goodman; or

(b)	the Parent has withdrawn the Offer.

18.	Evidence that there has not occurred:

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(a)	any event, change or condition (each such event, change or condition, a “Relevant Event”) that has had, or could reasonably be expected to have, a material adverse effect on the business, financial or trading position, assets or liabilities, profitability or prospects of Goodman or any of its Subsidiaries, taken as a whole, since 30 June 2002 (except for:

(i)	such events, changes or conditions disclosed in public filings by Goodman or any of its Subsidiaries prior to the date of this agreement); and

(ii)	any event, change or condition that may arise as a consequence of the announcement or consummation of the Offer or the financing therefor),

and that occurs, is announced or is made or becomes known to the Parent (whether or not it is made public) (it being understood that a Relevant Event includes where it becomes known to the Parent that information publicly filed by Goodman or any of its Subsidiaries is, or is likely to be, incomplete, incorrect, untrue or misleading);

(b)	any event, change or condition that has had, or could reasonably be expected to have, a material adverse effect on the business, assets, operations, financial condition or prospects of the Parent and its Subsidiaries, taken as a whole, since 30 June 2002 (excluding any event, change or condition that may arise as a consequence of the announcement or consummation of the Offer or the financing therefor) (it being understood that the Arrangers are not aware of any event, change or condition that has had, or could reasonably be expected to have, such a material adverse effect from 30 June 2002 to the date of this agreement); and

(c)	any disruption or adverse change in financial, banking or capital markets, or in the market for new issuances of leveraged loans in each case, that could reasonably be expected to materially adversely affect the syndication of the Facilities.

PART B — CONDITIONS PRECEDENT TO FUNDING

1.	An executed original of each New Transaction Document (other than a Supplemental Security).

2.	If required by the Facility Agent:

(a)	evidence that any duty payable in connection with the entry into the Transaction Documents (other than a Supplemental Security) has been paid; or

(b)	the amount of money which, in the Facility Agent’s opinion, is required for payment of any duty payable in connection with the entry into the Transaction Documents (other than a Supplemental Security).

3.	Evidence that all registrable Transaction Documents (other than a Supplemental Security) have been properly registered in all relevant jurisdictions or are in registrable form.

4.	Evidence that each New Security Document (other than a Supplemental Security) has become effective, or will become effective immediately after Funding Portions are provided on the first Drawdown Date.

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5.	Evidence that all fees and expenses that are payable to the Arrangers, the Facility Agent and the Subscribers have been paid in full.

6.	The following legal opinions:

(a)	an opinion from Freehills, Australian legal counsel to the Group;

(b)	an opinion from Mallesons Stephen Jaques, Australian legal counsel to the Subscribers;

(c)	an opinion from Australian legal counsel to the Security Trustee;

(d)	an opinion from US legal counsel to JP Morgan Chase Bank;

(e)	opinions from legal counsel in the following jurisdictions (except where any Supplemental Security required in that jurisdiction has not been provided):

(i)	Argentina;

(ii)	Brazil;

(iii)	Canada;

(iv)	the United Kingdom;

(v)	Germany;

(vi)	the Netherlands;

(vii)	New Zealand;

(viii)	Spain;

(ix)	the United States of America;

(x)	Uruguay; and

(f)	any other legal opinion required by the Facility Agent to be given by local counsel in a jurisdiction in which a Subsidiary has acquired any shares or assets comprising the Fleischmann business unit and has executed a guarantor accession deed.

7.	Where the Funding Portion is to be utilised for the purpose of acquiring shares in Goodman, the Facility Agent has received written confirmation from ASX Perpetual Registrars Limited, the share registrar appointed by BPC1, certifying the number of shares in Goodman in respect of which BPC1 has received acceptances.

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SCHEDULE 3-2

CERTIFICATE

[[name of Group Party] [ABN/ACN/ARBN] [number]]

To:	Credit Suisse First Boston
Melbourne Branch
Level 27
101 Collins Street
Melbourne Vic 3000
Attention:	[name]

Senior Funding Agreement

I refer to the Senior Funding Agreement dated [date] (the “Agreement”) between Burns, Philp & Company Limited, certain of its subsidiaries, Credit Suisse First Boston, Melbourne Branch, [ ] and others. Terms used in this certificate that are defined in the Agreement have the same meanings as in the Agreement.

I am a director/company secretary of [Burns, Philp & Company Limited, the holding company of] [name of entity].

The attachments to this certificate are complete and up to date copies of:

1.	the certificate of incorporation and the constitution of [name of entity], as in force when the resolutions mentioned below were passed and at all times since;

2.	an extract from the minutes of a meeting of the board of directors of [name of entity] containing resolutions (which have not been amended or revoked and are in full force) that:

(a)	authorise execution and (where applicable) delivery by [name of entity] of each New Transaction Document;

(b)	authorise the exercise by [name of entity] of its rights and the performance by the [name of entity] of its obligations under each New Transaction Document; and

(c)	appoint Authorised Representatives for [name of entity]; and

3.	the power of attorney (which has not been revoked by [name of entity] and is in full force) authorising the execution and (if appropriate) delivery of each New Transaction Document on behalf of [name of entity].

The persons named below are [name of entity]’s Authorised Representatives and the signature appearing beside the name of each Authorised Representative is the true signature, or a copy of the true signature, of that person.

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Authorised Representatives

Name	Position	Signature

Dated [date].

Signed by director/secretary of the Parent:
Signature of director/secretary

Name

116

SCHEDULE 4

NEW SECURITY DOCUMENTS

1.	Priority 1 Debenture Stock in favour of the Facility Agent.

2.	Nomination of Transaction Document for the purposes of the Security Trust Deed and the Priority 1 Debenture Stock referred to in paragraph 1 above.

3.	Sponsorship Deed.

4.	Nomination of Transaction Document for the purposes of the Debenture Trust Deed.

5.	Supplemental Securities.

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SCHEDULE 5

EXISTING ENCUMBRANCES

Company	Country	BP Ownership %	Encumbrance to	Currency	Amount	$US Equivalent	Due date	Encumbrance
Burns Philp India (Private) Ltd	India	100%	Union Bank of India	INR	8,500,000	175,711	23 August 2006	Inventory, Trade Debtors, Plant & Equipment

Cochin Private Spices Ltd	India	100%	State Bank of Travancore	INR	45,500,000	940,568	31 December 2006	Inventory, Trade Debtors, Plant & Equipment, BPC Guarantee

Mauri Fermentos, SA	Portugal	96%	Banco Commercial Portugues	EUR	998,000	1,011,760	Rolling	Bank Draft

Mauri-La Nga Fermentation Co Ltd	Vietnam	66%	Vietcom Bank	VMD	30,000,000	1,955,162	31 December 2002	Plant & Equipment

Harbin Mauri Yeast Company Ltd	China	85%	Commercial Bank	RMB	6,000,000	724,883	19 September 2003	Mortgage over Plants and Buildings

Harbin Mauri Yeast Company Ltd	China	85%	Communications Bank	RMB	23,000,000	2,778,717	5 March 2003	Mortgage over Plants and Buildings

PT Sama Indah	Indonesia	49%	NISP Bank	IDR	10,000,000,000	1,111,111	14 June 2005	Corporate Guarantee from PT Indo Fermex & mortgage on fixed assets of Sama Indah

Mauri Fermentation (Malaysia) Sdn Bhd	Malaysia	41.8%	HongkongBank (M) BHD	MYR	4,050,000	1,065,789	6 October 2006	Negative Pledge and general security

Mauri Fermentation Pakistan (Private) Ltd	Pakistan	50%	Union Bank	PKR	40,000,000	680,000	31 December 2006	Mortgage over land, buildings, fixtures, moveables and receivables

118

SCHEDULE 6

EXISTING JOINT VENTURES

Joint Venture	Jurisdiction of incorporation
Levaduras Collico SA	Chile
Meishan-Mauri Yeast Co Ltd	China
P.T. Indo Fermex	Indonesia
P.T. Jaya Fermex	Indonesia
P.T. Sama Indah	Indonesia
Ardigillan	Ireland
Greenoge	Ireland
Gulistan	Ireland
Killeek	Ireland
Kingswinford Ltd	Ireland
Kinter International Limited	Ireland
Knaresboro Ltd	Ireland
Knowsley Ltd	Ireland
Proofex Products Company	Ireland
Yeast Products Limited	Ireland
Mauri Fermentation (Malaysia) Sdn Bhd	Malaysia
Mauri Fermentation Pakistan (Private) Ltd	Pakistan
Pilmico-Mauri Food Corporation	Philippines
Kombinat Pischevikh Produktov	Russia
Mauri Products Ltd	UK

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SCHEDULE 7

EXISTING TREASURY TRANSACTIONS

Our Company	Counterparty	Currency	Amount	Pay	Rate	Maturity
SWAP TRANSACTIONS
Burns Philp Inc.	SG Australia Limited	USD	75,000,000	Fixed	2.740	16/12/2005
Burns Philp Inc.	SG Australia Limited	USD	20,000,000	Fixed	5.520	16/09/2003
Burns Philp Inc.	SG Australia Limited	USD	50,000,000	Fixed	5.545	15/08/2006
Burns Philp Inc.	The Toronto Dominion Bank	USD	25,000,000	Fixed	5.853	30/03/2006
Burns Philp Inc.	The Toronto Dominion Bank	USD	20,000,000	Fixed	5.853	30/03/2006
Burns Philp Inc.	The Toronto Dominion Bank	USD	25,000,000	Fixed	5.550	18/09/2003
Burns Philp Food Limited	SG Australia Limited	CAD	5,000,000	Fixed	6.500	28/03/2003
Burns Philp Food Limited	The Toronto Dominion Bank	CAD	10,000,000	Fixed	5.780	18/09/2003
Burns Philp Treasury (Australia) Limited	The Toronto Dominion Bank	USD	25,000,000	Fixed	5.853	30/03/2006
Burns Philp Treasury (Europe) BV	The Toronto Dominion Bank	EUR	5,112,919	Fixed	4.160	18/09/2003
Burns Philp (New Zealand) Limited	SG Australia Limited	NZD	10,000,000	Fixed	7.150	17/09/2003

FOREIGN EXCHANGE TRANSACTION			BINARY PAYOUT	LOWER BINARY	UPPER BINARY	MATURITY DATE

BPC1 Pty Limited (Double No-Touch Binary – AUD/NZD) Notional NZD amount 200,000,000	Credit Suisse First Boston	AUD	2,850,000	1.0608	1.0878	14/3/2003

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121

SCHEDULE 8

US OBLIGORS

US Obligor	Relevant Locations (clause 4.3(e))		Relevant Locations (clause 4.3(e))
Burns Philp Food Inc.	1.	G R Daniels 19258 Turner Avenue Hutchinson, MN 55350	15.	Oakland Yeast Plant Oakland Vinegar Plant 921 98th Avenue Oakland, CA

	2.	Crooks 651 Armour Dale Pkwy Kansas City, KS 66105	156.	Washington Vinegar Plant 1115 Zehnder Street Sumner, WA

	3.	Bay Cities Warehouse Co Inc 31474 Hayman Street Hayward, CA 94544	17.	Wisconsin Vinegar Plant 1931 South 14th Street Manitowoc, WI

	4.	Bridgeport Distribution 16520 SW 72nd Avenue #7 Portland, OR 97224	18.	Michigan Vinegar Plant 465 Harbor Avenue Monroe, MI

	5.	300 Union Bower Court Ste 310 Irving TX

	6.	215 Edgewood Avenue West Berlin, NJ 08091

	7.	420 East 13th Avenue N. Kansas City, MO 64116

	8.	5800 Outlook Pkwy, Ste B Norcross, GA 30093

	9.	411 Rockwell Court Burr Ridge, IL 60521

	10.	2743 Riverport Road Memphis, TN 38109

	11.	14722 Anson Avenue Santa Fe Springs, CA 90670

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US Obligor	Relevant Locations (clause 4.3(e))		Relevant Locations (clause 4.3(e))
	12.	Greenville Benchmate Plant 6311 Industrial Drive Greenville, TX	19.	35 Adams Street North Hutchinson, MN 55350

	13.	Prism 3632 Peterson Road Stockton, CA 95206	20.	240 Larkin Williams Industrial Parkway Fenton, MO 63026

	14.	Excel 401 First Street Middleton, PA 17057	21.	Jacobson 4141 Dixon Street Des Moines, IA 50301

Tone Brothers, Inc.	1.	2301 SE Tone’s Drive Ankeny, IA, 50021	22.	Pilot Air Freight 701B Ashland Avenue Folcraft, PA 19032

	2.	Warehousing Unlimited 122 Kohlman Road Fond Du Lac, WI 54936	23.	2276 Westbrook Drive Columbus, OH 43228

			3.	Decko Products 2105 Superior Street Sandusky, OH 44870

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SCHEDULE 9

EXCLUDED ASSETS

21 Shares in Nutrition	The shares in Nutrition 21 Inc., formerly AMBI Inc.

Surplus properties	All or part of the property at 115 Zehnder Street, Sumner, Washington, U.S.A.

The property at Tronador 71, 1427 Buenos Aires, Argentina (Hurlingham).

The property at Av. Gobernador Vergara 2950, 1686 Santos Tesei, Argentina

The property at 921 98th Avenue, Oakland, California, USA

The property at Molina Arrotea 2151, 1832 Lomas de Zamora

The property at Camino Costa Brava s/n, Zarate, Provincia de Buenos Aires

The property at 465 Harbor Ave., Monroe, Michigan, U.S.A.

The property at 1819 South 9th St., Manitowoc, Wisconsin, U.S.A.

The property at Lot 8, Markeys Road, Marian, Queensland, Australia

124

SCHEDULE 10

NOT USED

125

SCHEDULE 11

DISCLOSURES FOR THE PURPOSES OF CLAUSES 4.1 AND 4.2

1.	The finalisation of some New Security Documents may be a condition subsequent to drawdown and accordingly representations and warranties in relation to such documents may not be correct at the date of this document or at the first Drawdown Date.

2.	The representations and warranties are subject generally to any matter specifically disclosed in any of the legal opinions delivered under clause 2.1.

126

SCHEDULE 12

SUBSTITUTION CERTIFICATE

DATE

PARTIES

The financial institution listed in part A of the schedule, for itself and each of its Subscriber Affiliates (the “Retiring Subscriber”)

The financial institution listed in part B of the schedule, for itself and each of its proposed Subscriber Affiliates (the “New Subscriber”)

Credit Suisse First Boston Melbourne Branch ARBN 061 700 712 (the “Facility Agent”), for itself and for each other party to the Senior Funding Agreement and the Facility Agreements and any Subscriber Affiliates (except for the Retiring Subscriber and the New Subscriber and their respective Subscriber Affiliates)

1.	INTERPRETATION

1.1	Definitions

The following definitions apply in this document.

“Relevant Funding Portion” means each Funding Portion that is outstanding under the Relevant Facility.

“Relevant Commitment” means the Retiring Subscriber’s Commitment under the Relevant Facility.

“Relevant Facility” means:

(a)	the “Facility”, under the Term A Facility Agreement;

(b)	the “Facility” under the Revolving Facility Agreement,

   as specified in the schedule.

“Relevant Facility Agreement” means the Facility Agreement under which the Relevant Facility is provided.

“Senior Funding Agreement” means the Senior Funding Agreement dated [date] between Burns, Philp & Company Limited, certain of its subsidiaries, the Facility Agent and others.

“Substituted Commitment” means the amount (being a proportion or all of the Retiring Subscriber’s Relevant Commitment) specified under the heading “Substituted Commitment Amount” in the schedule.

“Substituted Participation” means:

127

(a)	the Substituted Commitment;

(b)	the corresponding proportion of the Retiring Subscriber’s Share of each Relevant Funding Portion; and

(c)	any related rights and obligations.

“Substitution Date” means [date(s)].

1.2	Terms defined in the Senior Funding Agreement

Terms that are defined in the Senior Funding Agreement have the same meaning in this document.

1.3	Rules for interpreting this document

Clause 1.2 of the Senior Funding Agreement applies to this document.

1.4	Document binds Subscriber Affiliates

The Retiring Subscriber and the New Subscriber represent and warrant that their respective Subscriber Affiliates are bound by this document.

2.	SUBSTITUTION

On the Substitution Date:

the New Subscriber and its Subscriber Affiliates are substituted for the Retiring Subscriber and its Subscriber Affiliates in respect of all the rights and obligations of the Retiring Subscriber under the Senior Funding Agreement, the relevant Facility Agreement and each other Transaction Document in relation to the Substituted Participation, other than:

(a)	obligations (if any) due to be satisfied before the Substitution Date; and

(b)	rights to amounts (if any) that are due and payable before the Substitution Date [but not paid by that date].

3.	RELEASE OF RETIRING SUBSCRIBER

On the Substitution Date, the Retiring Subscriber and its Subscriber Affiliates cease to be entitled to their rights, and are released from their obligations, under the Senior Funding Agreement, the Relevant Facility Agreement and each other Transaction Document in relation to the Substituted Participation, other than the rights and obligations described in clauses 2(a) and (b).

4.	ASSUMPTION BY NEW SUBSCRIBER

On the Substitution Date:

(a)	the New Subscriber is taken to be a party to the Senior Funding Agreement, the Relevant Facility Agreement and each other Transaction Document to which the Retiring Subscriber is or was a party in relation to the Substituted Participation; [and]

128

(b)	the New Subscriber and its Subscriber Affiliates on the one hand, and each of the parties to the Senior Funding Agreement, the Relevant Facility Agreement and each other Transaction Document and any of their Subscriber Affiliates on the other hand, assume obligations to each other and acquire rights against each other that are identical to the rights and obligations that cease and are released under clause 3, except to the extent that they relate to the identity and location of the New Subscriber or its Subscriber Affiliates rather than to the identity and location of the Retiring Subscriber or its Subscriber Affiliates [; and]

(c)	[the Retiring Subscriber has a Relevant Commitment, and the Retiring Subscriber and its Subscriber Affiliates have a Share in each Relevant Funding Portion, equal to that Relevant Commitment and Share immediately before the Substitution Date, less the Substituted Participation].

5.	CONFIRMATION BY NEW SUBSCRIBER

The New Subscriber confirms that:

(a)	it has received a copy of the Senior Funding Agreement, the Relevant Facility Agreement and each other Transaction Document, together with any other documents and information that it requires in connection with this transaction; and

(b)	it and its Subscriber Affiliates have not relied and will not rely on the Retiring Subscriber or the Facility Agent to check or enquire on its behalf into the execution, validity, effectiveness, genuineness, enforceability, sufficiency, accuracy or completeness of any of those documents or that information.

6.	PAYMENTS AND DELIVERIES

On and after the Substitution Date, the Facility Agent must make all payments and deliveries that are due to be made under the Senior Funding Agreement, the Relevant Facility Agreement and each other Transaction Document in relation to the Substituted Participation to the New Subscriber and its Subscriber Affiliates. Accordingly, the Retiring Subscriber and the New Subscriber and their respective Subscriber Affiliates must make, directly to each other, whatever payments and adjustments they agree regarding the principal, accrued interest, fees, expenses and other amounts that have accrued by reference to the Substituted Participation before the Substitution Date.

7.	LENDING OFFICE

The Lending Office of the New Subscriber or its Subscriber Affiliates in relation to each Borrower is described in the schedule.

8.	NOTICES

For the purposes of clause 16 of the Senior Funding Agreement, the address of the New Subscriber is the address described in the schedule, or another address that the New Subscriber may notify to each other party to the Senior Funding Agreement.

129

9.	GOVERNING LAW

(a)	This document is governed by the law in force in New South Wales.

(b)	Each party to this document submits to the non-exclusive jurisdiction of the courts exercising jurisdiction in New South Wales, and any court that may hear appeals from any of those courts, for any proceedings in connection with any Transaction Document, and waives any right it might have to claim that those courts are an inconvenient forum.

130

SCHEDULE TO SUBSTITUTION CERTIFICATE

PART A – RETIRING SUBSCRIBER

Name:                       [insert]

PART B – NEW SUBSCRIBER

1. 2. 3. 4.	Name: Subscriber Affiliates: Lending Offices: Notice details:	[insert] [specify, where appropriate, for each Borrower] [specify separately for each Borrower] [insert]

PART C – WHAT IS BEING SUBSTITUTED

1.	Relevant Facility:	[insert]
2.	Substituted Commitment:	AUD[insert]

131

SCHEDULE 13

DELETED

132

SCHEDULE 14

IA WITHDRAWAL REQUEST

BURNS, PHILP & COMPANY LIMITED ABN 65 000 000 359

To:	Credit Suisse First Boston, Melbourne Branch
Level 27
101 Collins Street MELBOURNE VIC 3000

Attention:	[name]

To:	J. P. Morgan Australia Limited
[Address]

Attention:	[name]

Senior Funding Agreement — IA Withdrawal Request

We refer to the Senior Funding Agreement dated [date] (the “Funding Agreement”) between Burns, Philp & Company Limited, certain of its subsidiaries, Credit Suisse First Boston Melbourne Branch and others. Terms used in this IA Withdrawal Request that are defined in the Funding Agreement have the same meanings as in the Funding Agreement.

We give you irrevocable notice that the relevant Group Security Providers wish to withdraw funds from their Investment Account as follows.

1.	Withdrawal Date:

2.	Details of each withdrawal for each Group Security Provider:

Group Security	Investment Account		Amount to be	Transfer account
Provider	details	Currency	withdrawn	details

Please credit each withdrawal to the transfer account specified in the table.

This withdrawal is being made under clause 7.4 [complete as appropriate] of the Funding Agreement. We certify that the requirements of that clause have been satisfied.

133

Dated [date].

For and on behalf of BURNS, PHILP &
COMPANY LIMITED by its Authorised
Representative:

Signature of Authorised Representative

Name

134

EXECUTED as an agreement.

PARENT

SIGNED for BURNS, PHILP &
COMPANY LIMITED under power of
attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

INITIAL BORROWERS

SIGNED for BURNS PHILP TREASURY
(AUSTRALIA) LIMITED under power of
attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

135

SIGNED for BURNS PHILP
DEUTSCHLAND GmbH under power of
attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BURNS PHILP INC. under
power of attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BURNS PHILP (NEW
ZEALAND) LIMITED under power of
attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

136

SIGNED for BURNS PHILP FOOD
LIMITED under power of attorney in the
presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BPC1 PTY LIMITED under
power of attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

137

ARRANGERS

SIGNED for CREDIT SUISSE FIRST
BOSTON, MELBOURNE BRANCH by its
authorised signatories in the presence of:

Signature of authorised signatory

Signature of witness	Name

Name	Signature of authorised signatory

Name

138

SIGNED for BOS INTERNATIONAL
(AUSTRALIA) LIMITED under power of
attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for CREDIT AGRICOLE
INDOSUEZ AUSTRALIA LIMITED
under power of attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

139

FACILITY AGENT

SIGNED for CREDIT SUISSE FIRST
BOSTON, MELBOURNE BRANCH by its
authorised signatories in the presence of:

Signature of authorised signatory

Signature of witness	Name

Name	Signature of authorised signatory

Name

INITIAL SUBSCRIBERS

SIGNED for CREDIT SUISSE FIRST
BOSTON, MELBOURNE BRANCH by its
authorised signatories in the presence of:

Signature of authorised signatory

Signature of witness	Name

Name	Signature of authorised signatory

Name

140

SIGNED for BOS INTERNATIONAL
(AUSTRALIA) LIMITED under power of
attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for CREDIT AGRICOLE
INDOSUEZ AUSTRALIA LIMITED by
its authorised signatory in the presence of:

Signature of authorised signatory

Signature of witness	Name

Name	Date of power of attorney

141